UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  August 31

Date of reporting period: September 1, 2018—August 31, 2019

Item 1: Reports to Shareholders

Annual Report | August 31, 2019 Vanguard U.S. Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•        Vanguard U.S. Growth Fund absorbed Vanguard Morgan™ Growth Fund in April. As part of the merger, the reconfigured U.S. Growth Fund picked up one of Morgan Growth Fund’s advisors—Vanguard Quantitative Equity Group. William Blair Investment Management, LLC, no longer serves as an advisor to the U.S. Growth Fund.

•        The U.S. Growth Fund returned 3.70% (for Investor Shares) for the 12 months ended August 31, 2019. The fund lagged its benchmark, which returned 4.27%.

•        Growth stocks outperformed value stocks and large-capitalization stocks outperformed mid- and small-cap stocks.

•        The broad U.S. stock market advanced about 1% as corporate fundamentals appeared solid, on balance, though quarterly earnings growth softened. Stocks endured a stretch of heightened volatility at the end of 2018 and at times this year.

•        Information technology stocks, the fund’s largest weighting, helped performance the most relative to the benchmark. Communication services and consumer discretionary detracted the most.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

Advisors’ Report

For the 12 months ended August 31, 2019, Vanguard U.S. Growth Fund returned 3.70% for Investor Shares and 3.80% for Admiral Shares. It trailed its benchmark, the Russell 1000 Growth Index, which returned 4.27%. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 8 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 18, 2019.

Wellington Management Company LLP

Portfolio Manager:

Andrew J. Shilling, CFA,

Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. Our investment approach is based on using fundamental research and rigorous valuation discipline to identify large-capitalization companies with a clear competitive advantage that will enable them to sustain above-average growth.

We take a long-term perspective because we believe that investors often underestimate the potential for growth.

During the 12-month period, growth stocks outperformed value stocks and large-capitalization companies led their smaller-cap peers. Notable contributors to our portfolio’s performance included FleetCor Technologies, a provider of fuel cards for vehicle fleets and workforce payment products and services; Edwards Lifesciences, a medical device company specializing in artificial heart valves and hemodynamic monitoring; and ServiceNow, a provider of enterprise cloud-based services.

Detractors included our positions in 2U, an online education services provider; the absence from the portfolio of Starbucks, a global coffee retailer; and Activision Blizzard, a gaming and electronic entertainment company. We liquidated our positions in 2U and Activision Blizzard during the period.

We have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. We believe these companies, supported by strong barriers to entry, can outgrow the broader market through the coming years.

We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process will continue to yield a portfolio that is well-positioned to outperform.

3

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher, Managing Director

Blair A. Boyer, Managing Director

Markets were highly volatile during the 12-month period. Initially, global growth was accelerating, U.S. employment continued to strengthen, and lower U.S. corporate tax rates were helping to boost wages and capital spending. A sell-off in late 2018 reflected concerns about a trade war with China, the pace of U.S. growth, slowing expansion in non-U.S. economies, and U.S. interest rate increases. Equity markets then rebounded throughout most of 2019 as the Federal Reserve ceased monetary tightening, corporate earnings showed strength, and trade friction appeared to abate. Markets fell again as the period ended with trade tension escalating again.

Our portfolio benefited from exposure to several companies, including:

•     Mastercard and Visa, which continued to benefit from the shift from cash to electronic transactions.

•     Microsoft, Workday, Red Hat, Adobe, and ServiceNow, which offer mission-critical applications and services that are changing the way businesses operate.

•     Estée Lauder, which has enhanced its brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and brand development.

•     Costco, whose consistent membership fee income allows for low prices and broad product selection, leading to high inventory turnover.

•     Netflix, which continues to raise its competitive barriers with investments in content. Subscriber growth momentum eased, but with global penetration still low, the company has room for growth.

•     Home Depot, which is consolidating its leadership position with investments in customer service, delivery initiatives, and pricing.

Portfolio performance was hurt during the period by positions in:

•     Nvidia, which fell on microchip inventory issues and worries that trade disruption would depress chip demand.

•     Video game publisher Activision Blizzard, which was hurt by slowing revenue growth.

•     Tesla, which declined on controversy surrounding its CEO and concerns about production volume.

Although we believe our portfolio holds fundamentally strong companies with solid long-term growth prospects, we remain alert to the challenges posed by slowing economic growth and trade friction.

4

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Markets continued to advance over the 12 months ended August 31, 2019. U.S. stocks led the way, large-cap stocks outperformed small-caps, and growth stocks outpaced value.

Stocks outside the United States were in negative territory. Developed markets outperformed their emerging markets counterparts, which were hurt particularly by slowing global growth and U.S.-China trade tensions.

In response to these challenges, the Federal Reserve cut interest rates August 1 and signaled that more rate cuts could come. (It cut rates again in September.) The Fed’s accommodative stance helped push stocks higher. Attention turned to the size and pace of rate cuts for the rest of 2019.

Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements. We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced.

Using these five themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Since our group joined the U.S. Growth Fund on April 8, 2019, our growth and sentiment models made significant contributions to our relative performance. Our management decisions model has also made a positive contribution to performance, while our valuation and quality models detracted.

Our strongest sector results were in information technology, primarily because of strong stock selection in software companies, and in communication services, where our portfolio benefited from strong selection in interactive media companies like Match Group and Twitter. Our weakest results were in industrials, due in part to poor selection in professional services companies, and in energy, where our selection in oil and gas and consumable fuels detracted.

5

At the stock level, top contributors included overweight positions in Cypress Semi-conductor, Booz Allen Hamilton, and Starbucks, as well as an underweight to 3M. Overweights to Chesapeake Energy, Ionis Pharmaceuticals, Cabot Oil & Gas, VMware, and Align Technology detracted.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,

Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,

Equity Analyst

Christopher M. Ericksen, CFA,

Equity Analyst

Daniel J. Prislin, CFA,

Equity Analyst

For the 12 months ended August 31, 2019, performance of assets we managed was driven primarily by our stock selection.

Our largest relative contributor to performance during the period was Ball, a manufacturer of metal packaging for beverages, food, and household products. Ball reported positive earnings this year with mid-single-digit global beverage can growth, confirming the acceleration in can volume that is driven by consumer preference and sustainability concerns. Ball also revealed detailed plans and market sizing for its unique initiative in aluminum cups, which could grow to rival the can business in profit generation over the long term. We continue to believe in the secular growth of sustainable packaging, which we believe should persist at higher rates longer than the market anticipates.

Biogen, a biotechnology company focused on neurodegenerative diseases, detracted from performance. The company announced that it was discontinuing trials on what had looked like a promising, high-profile treatment for Alzheimer’s disease, which has very limited treatment options. We continue to believe there is significant intrinsic business value in Biogen’s extant business and in the rest of its pipeline.

We remain committed to our long-held investment philosophy to own what we view as strong secular-growth companies with solid business models that have the potential to deliver shareholder value in a variety of market environments.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner

Gary Robinson, Investment Manager, Partner

Factors other than company fundamentals dominated the market during this period. We remain optimistic about the long-term growth opportunities for the companies in the portfolio. However, some stock-specific issues had a notable impact on performance.

6

Among the main detractors from our portfolio’s performance was GrubHub, which saw competition increase significantly over the period. Abiomed’s share price also suffered as sales of its heart pump slowed following a Food and Drug Administration warning letter that confused the market somewhat. Tesla delivered record sales of its ground-breaking Model 3 car. However, Wall Street continued an intense debate about Tesla’s long-term profitability and the company made some missteps in scaling its international deliveries. Both issues contributed to a weaker share price.

Notable contributors to performance included Shopify, the e-commerce software provider, whose revenues grew significantly. Shopify is increasingly important to entrepreneurs and large enterprises alike as they grow their businesses online. MarketAxess, the electronic bond trading platform, continued to gain market share and investors became increasingly confident that it will unlock further opportunities through its technological lead. Finally, streaming content provider Roku is emerging as one of several key players in the structural trend away from cable subscriptions to “over the top” television.

Competition for capital in the portfolio is high, thus turnover remains low. We initiated new positions in nine companies with attractive and durable growth prospects, including Chewy (online pet supplies) and Lyft (ride-sharing). Funding came in part from the complete sales of Under Armour and Celgene.

7

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
Wellington Management Company LLP	27	7,065

Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-cap, sustainable-growth companies. The investment approach is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.

Jennison Associates LLC	26	6,709	Uses a research-driven, fundamental investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers.

Vanguard Quantitative Equity Group	15	3,856	Employs a quantitative fundamental management approach, using models that assess valuation, market sentiment, earnings quality and growth, and management decisions of companies versus their peers.

Jackson Square Partners, LLC	15	3,837

Uses a bottom-up approach, seeking companies that have large end-market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities.

Baillie Gifford Overseas Ltd.	15	3,799

Uses an active, bottom-up approach to identify exceptional growth companies and own them for long periods. Such companies have special cultures, address large market opportunities, and enjoy sustainable competitive advantages. This approach is based on the belief that these factors drive long-term returns, and a long investment horizon enables the inherent asymmetry of equity market returns to be captured.

Cash Investments	2	614	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

8

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

9

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,069.34	$1.93
Admiral™ Shares	1,000.00	1,069.85	1.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
Admiral Shares	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

10

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Growth Fund Investor Shares	3.70%	12.74%	14.60%	$39,066
Russell 1000 Growth Index	4.27	13.06	15.42	41,941
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	35,018

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	3.80%	12.88%	14.76%	$198,015
Russell 1000 Growth Index	4.27	13.06	15.42	209,707
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	175,091

See Financial Highlights for dividend and capital gains information.

11

U.S. Growth Fund

Sector Diversification

As of August 31, 2019

Communication Services	14.4%
Consumer Discretionary	17.4
Consumer Staples	3.7
Energy	0.2
Financials	6.1
Health Care	12.1
Industrials	8.0
Information Technology	34.5
Materials	1.3
Other	0.4
Real Estate	1.8
Utilities	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12

U.S. Growth Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Communication Services (14.0%)
*	Alphabet Inc. Class C	710,078	843,644
*	Facebook Inc. Class A	4,175,281	775,224
*	Netflix Inc.	1,810,869	531,943
*	Alphabet Inc. Class A	407,988	485,722
	Tencent Holdings Ltd.	4,124,583	170,286
*	Charter Communications Inc. Class A	409,427	167,697
*	Liberty Global plc	5,099,846	133,208
*	Take-Two Interactive Software Inc.	1,008,054	133,033
*	TripAdvisor Inc.	2,248,569	85,423
	Tencent Holdings Ltd. ADR	905,959	37,389
*	Zillow Group Inc. Class A	929,226	31,752
	Activision Blizzard Inc.	574,821	29,086
*	IAC/InterActiveCorp	101,580	25,866
*	Spotify Technology SA	183,266	24,732
^	Match Group Inc.	280,250	23,765
*	Twitter Inc.	551,901	23,539
*,^	Eventbrite Inc. Class A	1,257,484	21,981
*,2	Pinterest Inc. Class A (Restricted)	532,157	16,485
*,^	Pinterest Inc. Class A (XNYS)	478,205	16,460
*	Electronic Arts Inc.	161,716	15,149
*	Liberty Global plc Class A	553,163	14,780
	Nexstar Media Group Inc. Class A	41,845	4,138
	Comcast Corp. Class A	53,548	2,370
*	T-Mobile US Inc.	24,266	1,894
			3,615,566
Consumer Discretionary (16.9%)
*	Amazon.com Inc.	820,064	1,456,671
	Home Depot Inc.	1,846,980	420,945
*	Alibaba Group Holding Ltd. ADR	1,481,179	259,251
*,^	Tesla Inc.	1,088,795	245,643
*	Wayfair Inc.	1,580,870	178,227
*	Dollar Tree Inc.	1,686,014	171,181
	Hasbro Inc.	1,528,968	168,905
	NIKE Inc. Class B	1,948,971	164,688
	Lululemon Athletica Inc.	778,734	143,809
*	Roku Inc.	907,327	137,333
*,^	GrubHub Inc.	1,734,410	102,920
	Kering SA	174,733	84,667
	adidas AG	249,705	73,991
	Hilton Worldwide Holdings Inc.	795,362	73,468
*	O’Reilly Automotive Inc.	188,179	72,216
*	Under Armour Inc. Class A	3,664,563	68,197
	Ross Stores Inc.	556,627	59,008
*	Chegg Inc.	1,457,264	57,766
	Starbucks Corp.	585,469	56,533
*,^	Chewy Inc.	1,615,057	53,297
*	Booking Holdings Inc.	23,113	45,450
	TJX Cos. Inc.	660,700	36,319
*,^	Stitch Fix Inc. Class A	1,802,463	34,355
*,2	Uber Technologies Inc.	999,588	29,301
	eBay Inc.	707,919	28,522
	Darden Restaurants Inc.	179,259	21,687
	Expedia Group Inc.	141,953	18,468
*	CarMax Inc.	216,237	18,008
*	AutoZone Inc.	13,991	15,414
	Best Buy Co. Inc.	224,732	14,304
	H&R Block Inc.	494,120	11,968
*	Under Armour Inc. Class C	591,621	10,010
*	NVR Inc.	2,682	9,652
*	Tempur Sealy International Inc.	78,341	6,042
	Wyndham Destinations Inc.	127,553	5,656
	Hanesbrands Inc.	376,833	5,147
*	frontdoor Inc.	78,340	4,022
	Gentex Corp.	125,746	3,345
	Wendy’s Co.	137,034	3,015
	Columbia Sportswear Co.	27,527	2,582

13

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
*	Chipotle Mexican Grill Inc. Class A	3,028	2,539
	Lowe’s Cos. Inc.	19,986	2,242
	Lear Corp.	15,341	1,722
			4,378,486
Consumer Staples (3.5%)
	Constellation Brands Inc. Class A	1,483,866	303,228
	Costco Wholesale Corp.	635,290	187,258
	Estee Lauder Cos. Inc. Class A	909,494	180,071
*	Monster Beverage Corp.	1,856,745	108,935
	PepsiCo Inc.	229,661	31,402
	Sysco Corp.	382,526	28,433
	Hershey Co.	164,310	26,040
	Coca-Cola Co.	434,752	23,929
	Campbell Soup Co.	318,176	14,318
	Lamb Weston Holdings Inc.	59,100	4,160
*	Pilgrim’s Pride Corp.	82,584	2,573
			910,347
Energy (0.1%)
	Cabot Oil & Gas Corp.	671,523	11,497
	ConocoPhillips	99,198	5,176
			16,673
Financials (5.7%)
	MarketAxess Holdings Inc.	721,279	286,795
	KKR & Co. Inc. Class A	7,358,927	190,155
	S&P Global Inc.	509,702	132,619
	Progressive Corp.	1,569,395	118,960
*	Markel Corp.	95,631	109,314
	CME Group Inc.	488,091	106,057
	Charles Schwab Corp.	2,657,529	101,704
	First Republic Bank	1,112,404	99,805
	Intercontinental Exchange Inc.	801,253	74,901
	MSCI Inc. Class A	301,508	70,743
	Marsh & McLennan Cos. Inc.	659,946	65,922
	Interactive Brokers Group Inc.	993,273	46,882
	Discover Financial Services	277,040	22,155
	OneMain Holdings Inc.	362,102	12,981
	Synchrony Financial	347,415	11,135
	LPL Financial Holdings Inc.	137,380	10,297
*	Athene Holding Ltd. Class A	191,316	7,434
	CIT Group Inc.	129,530	5,517
*	Arch Capital Group Ltd.	87,813	3,468
	Comerica Inc.	47,348	2,919
	Everest Re Group Ltd.	9,912	2,338
	Aon plc	10,237	1,995
			1,484,096
Health Care (11.6%)
*	Illumina Inc.	1,454,313	409,156
	UnitedHealth Group Inc.	1,192,635	279,077
*	IQVIA Holdings Inc.	1,603,926	248,849
*	Edwards Lifesciences Corp.	970,912	215,387
	AstraZeneca plc ADR	3,259,067	146,756
	Intuitive Surgical Inc.	276,690	141,483
*	Novocure Ltd.	1,499,070	136,206
	Thermo Fisher Scientific Inc.	424,110	121,745
*	Penumbra Inc.	623,209	90,708
	Vertex Pharmaceuticals Inc.	495,831	89,259
*	ABIOMED Inc.	453,356	87,529
	BioMarin Pharmaceutical Inc.	1,150,448	86,353
*	Biogen Inc.	322,123	70,787
*	Glaukos Corp.	1,071,265	68,893
	Zoetis Inc.	526,521	66,563
	Danaher Corp.	395,167	56,149
	Alexion Pharmaceuticals Inc.	534,786	53,885
*	Alnylam Pharmaceuticals Inc.	573,215	46,253
	AbbVie Inc.	701,724	46,131
*	Elanco Animal Health Inc.	1,556,078	40,489
	Eli Lilly & Co.	315,145	35,602
	Merck & Co. Inc.	406,640	35,162
	Johnson & Johnson	267,792	34,374
	Stryker Corp.	144,286	31,838
*,^	Denali Therapeutics Inc.	1,723,460	31,022
	Bristol-Myers Squibb Co.	586,703	28,203
*	Veeva Systems Inc. Class A	175,758	28,188
	HCA Healthcare Inc.	191,653	23,037
*	PRA Health Sciences Inc.	214,688	21,220
*	DexCom Inc.	123,330	21,165
	Cooper Cos. Inc.	60,240	18,659
	McKesson Corp.	134,924	18,656
*	Seattle Genetics Inc.	256,325	18,619
*,^	Moderna Inc.	1,131,513	17,799
*	Agios Pharmaceuticals Inc.	453,622	17,215
	Agilent Technologies Inc.	215,063	15,293

14

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
*	Henry Schein Inc.	227,189	13,999
*	Align Technology Inc.	66,939	12,257
	Amgen Inc.	56,744	11,838
*	Centene Corp.	252,860	11,788
	Bruker Corp.	158,088	6,825
*	Ionis Pharmaceuticals Inc.	100,688	6,364
	Hill-Rom Holdings Inc.	56,853	6,122
	Becton Dickinson and Co.	22,692	5,762
	STERIS plc	35,295	5,450
*	Integra LifeSciences Holdings Corp.	81,576	4,896
	Gilead Sciences Inc.	71,598	4,549
*	Charles River Laboratories International Inc.	15,046	1,974
	Encompass Health Corp.	30,214	1,837
			2,991,371
Industrials (7.6%)
	Boeing Co.	845,555	307,858
	Lockheed Martin Corp.	394,719	151,615
	Safran SA	991,181	143,962
	TransUnion	1,692,308	141,562
*	CoStar Group Inc.	211,983	130,342
	Northrop Grumman Corp.	335,371	123,373
*	IHS Markit Ltd.	1,799,848	118,088
	Union Pacific Corp.	686,612	111,204
	Airbus SE	746,435	102,855
	Equifax Inc.	666,850	97,613
	Watsco Inc.	467,287	76,425
	HEICO Corp. Class A	508,922	56,165
	Fortive Corp.	639,478	45,339
	Honeywell International Inc.	228,808	37,666
*,^	Lyft Inc. Class A	598,207	29,294
*	NOW Inc.	2,339,647	27,818
*	Copart Inc.	306,076	23,075
	Spirit AeroSystems Holdings Inc. Class A	285,158	22,984
	Armstrong World Industries Inc.	237,214	22,647
	Expeditors International of Washington Inc.	308,046	21,902
	WW Grainger Inc.	79,728	21,818
	Caterpillar Inc.	182,764	21,749
	AMETEK Inc.	238,437	20,489
	United Parcel Service Inc. Class B	157,050	18,636
	Nielsen Holdings plc	880,381	18,277
	Allison Transmission Holdings Inc.	408,623	18,155
	Canadian National Railway Co.	187,815	17,305
	L3Harris Technologies Inc.	80,731	17,067
	Landstar System Inc.	133,976	14,941
	CH Robinson Worldwide Inc.	71,871	6,072
	Robert Half International Inc.	98,796	5,283
*	JetBlue Airways Corp.	160,247	2,775
			1,974,354
Information Technology (33.4%)
	Microsoft Corp.	11,242,659	1,549,913
	Mastercard Inc. Class A	3,396,122	955,567
	Apple Inc.	3,585,675	748,474
	Visa Inc. Class A	3,863,595	698,615
*	salesforce.com Inc.	2,716,803	424,011
*	PayPal Holdings Inc.	3,619,027	394,655
*	Adobe Inc.	1,238,086	352,248
*	ServiceNow Inc.	1,094,098	286,479
*	Workday Inc. Class A	1,572,882	278,840
*	Shopify Inc. Class A	689,329	265,660
*	Autodesk Inc.	1,433,286	204,702
	NVIDIA Corp.	1,102,177	184,626
*	FleetCor Technologies Inc.	584,554	174,431
*	Trade Desk Inc. Class A	611,838	150,371
	CDW Corp.	1,058,635	122,272
	Global Payments Inc.	701,104	116,369
*	Advanced Micro Devices Inc.	3,579,512	112,576
	Applied Materials Inc.	2,339,671	112,351
	Fidelity National Information Services Inc.	804,265	109,557
3	Adyen NV	137,315	99,553
	SS&C Technologies Holdings Inc.	2,119,503	98,790
*	Arista Networks Inc.	431,328	97,747
^	Microchip Technology Inc.	1,089,256	94,035
	Broadcom Inc.	314,817	88,980
	Square Inc.	1,055,923	65,298
*	DocuSign Inc. Class A	1,372,754	64,094
	Accenture plc Class A	286,102	56,697
	Texas Instruments Inc.	429,311	53,127
*	Splunk Inc.	469,490	52,498
*	Tyler Technologies Inc.	202,953	52,066
*	Yext Inc.	2,487,143	39,222
*	Gartner Inc.	290,240	38,796
	Cisco Systems Inc.	806,045	37,731
*,^	Appian Corp. Class A	576,444	34,281
*	New Relic Inc.	498,635	28,592
*	Cadence Design Systems Inc.	398,317	27,277

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Booz Allen Hamilton Holding Corp. Class A	346,677	26,178
	Xilinx Inc.	244,329	25,425
*	Atlassian Corp. plc Class A	188,444	25,348
	QUALCOMM Inc.	299,038	23,256
	VMware Inc. Class A	164,358	23,247
*	Dell Technologies Inc.	439,372	22,641
*	Fortinet Inc.	284,751	22,547
*	Paycom Software Inc.	85,186	21,307
	Teradyne Inc.	388,385	20,573
*	Anaplan Inc.	318,756	17,318
	Broadridge Financial Solutions Inc.	111,694	14,458
*	Manhattan Associates Inc.	168,207	13,899
*	2U Inc.	768,511	13,741
*	HubSpot Inc.	65,608	13,101
	Oracle Corp.	224,897	11,708
	HP Inc.	609,615	11,150
*	Fair Isaac Corp.	28,194	9,945
	Citrix Systems Inc.	105,602	9,819
*	ON Semiconductor Corp.	417,959	7,440
*	NCR Corp.	220,032	6,933
*	Ceridian HCM Holding Inc.	105,624	6,102
*	Euronet Worldwide Inc.	33,548	5,137
*	Dropbox Inc. Class A	231,589	4,145
*,^	Pagerduty Inc.	98,938	3,885
*	Teradata Corp.	106,155	3,277
	Sabre Corp.	134,937	3,190
	Jabil Inc.	85,711	2,469
	Intuit Inc.	6,717	1,937
	International Business Machines Corp.	13,734	1,861
			8,642,538
Materials (1.3%)
	Ball Corp.	2,605,373	209,498
	Sherwin-Williams Co.	110,187	58,041
	Royal Gold Inc.	120,387	16,057
*	Element Solutions Inc.	1,046,811	9,767
*	Berry Global Group Inc.	248,196	9,714
	Scotts Miracle-Gro Co.	77,200	8,208
	Sealed Air Corp.	201,509	8,024
	Ecolab Inc.	23,520	4,853
			324,162
Other (0.4%)
^,4	Vanguard Growth ETF	574,591	95,486
*,§,2	WeWork Class A PP	19,046	1,295
			96,781
Real Estate (1.6%)
	American Tower Corp.	671,324	154,532
	Equinix Inc.	134,771	74,970
	Crown Castle International Corp.	510,195	74,065
*,^	Redfin Corp.	2,238,711	37,812
	Simon Property Group Inc.	176,639	26,309
	Omega Healthcare Investors Inc.	433,892	17,651
	CubeSmart	310,257	11,135
	Americold Realty Trust	214,989	7,830
	UDR Inc.	138,817	6,688
*	CBRE Group Inc. Class A	121,645	6,358
	Alexandria Real Estate Equities Inc.	34,684	5,197
	Hudson Pacific Properties Inc.	69,605	2,367
			424,914
Utilities (0.0%)
	NRG Energy Inc.	171,224	6,232
Total Common Stocks
(Cost $16,422,532)			24,865,520
Preferred Stocks (0.2%)
*,§,2,5	WeWork Pfd. D1 PP	260,418	17,708
*,§,2,5	Airbnb Inc., 8.00%	128,123	16,807
*,§,2,5	WeWork Pfd. D2 PP	204,614	13,914
Total Preferred Stocks
(Cost $19,671)			48,429

16

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (3.8%)
6,7	Vanguard Market Liquidity Fund, 2.249%	9,894,374	989,536

		Face
		Amount
		($000)
Repurchase Agreement (0.7%)
	Bank of America Securities, LLC 2.160%, 9/3/19 (Dated 8/30/19, Repurchase Value $171,741,000, collateralized by Federal National Mortgage Assn. 3.000%, 4/1/49 and Federal Home Loan Mortgage Corp. 5.000%, 3/1/49, with a value of $175,134,000)	171,700	171,700

U.S. Government and Agency Obligations (0.1%)
8	United States Treasury Bill, 2.048%, 11/21/19	25,000	24,893
8	United States Treasury Bill, 2.007%, 11/29/19	500	498
			25,391
Total Temporary Cash Investments
(Cost $1,186,566)			1,186,627
Total Investments (100.9%)
(Cost $17,628,769)			26,100,576
Other Assets and Liabilities (-0.9%)
Other Assets[8]			218,490
Liabilities[6]			(439,542)
			(221,052)
Net Assets (100%)			25,879,524

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	25,015,554
Affiliated Issuers	1,085,022
Total Investments in Securities	26,100,576
Investment in Vanguard	1,252
Receivables for Investment Securities Sold	172,484
Receivables for Accrued Income	20,234
Receivables for Capital Shares Issued	7,395
Variation Margin Receivable—Futures Contracts	117
Other Assets[8]	17,008
Total Assets	26,319,066
Liabilities
Payables for Investment Securities Purchased	70,893
Collateral for Securities on Loan	317,024
Payables to Investment Advisor	9,484
Payables for Capital Shares Redeemed	24,164
Payables to Vanguard	17,633
Variation Margin Payable—Futures Contracts	344
Total Liabilities	439,542
Net Assets	25,879,524

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	16,566,449
Total Distributable Earnings (Loss)	9,313,075
Net Assets	25,879,524

17

U.S. Growth Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 214,994,631 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,819,378
Net Asset Value Per Share—Investor Shares	$41.02

Admiral Shares—Net Assets
Applicable to 160,492,189 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,060,146
Net Asset Value Per Share—Admiral Shares	$106.30

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $311,740,000.

§   Security value determined using significant unobservable inputs.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.5%, respectively, of net assets.

2   Restricted securities totaling $95,510,000, representing 0.4% of net assets. See Restricted Securities table for additional information.

3   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the value of this security represented 0.4% of net assets.

4   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5   Perpetual security with no stated maturity date.

6   Includes $317,024,000 of collateral received for securities on loan.

7   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8   Securities with a value of $24,102,000 and cash of $30,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

PP—Private Placement.

18

U.S. Growth Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Uber Technologies Inc.	June 2014[1]	15,507[1]
WeWork Pfd. D1 PP	December 2014	4,336
WeWork Pfd. D2 PP	December 2014	3,407
WeWork Class A PP	December 2014	317
Pinterest Inc. Class A (Restricted)	March 2015[1]	11,461[1]
Airbnb Inc.	June 2015	11,928

1   Represents pre-initial public offering acquisition date and cost. Fund currently holds the publicly traded shares.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	3,446	503,943	2,675
E-mini S&P Mid-Cap 400 Index	September 2019	262	49,293	(599)
				2,076

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	117,406
Dividends—Affiliated Issuers	240
Interest—Unaffiliated Issuers	2,607
Interest—Affiliated Issuers	12,664
Securities Lending—Net	5,321
Total Income	138,238
Expenses
Investment Advisory Fees—Note B
Basic Fee	24,436
Performance Adjustment	1,527
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,328
Management and Administrative—Admiral Shares	12,840
Marketing and Distribution—Investor Shares	500
Marketing and Distribution—Admiral Shares	439
Custodian Fees	97
Auditing Fees	34
Shareholders’ Reports—Investor Shares	169
Shareholders’ Reports—Admiral Shares	92
Trustees’ Fees and Expenses	23
Total Expenses	53,485
Expenses Paid Indirectly	(240)
Net Expenses	53,245
Net Investment Income	84,993
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,114,457
Investment Securities Sold—Affiliated Issuers	326
Futures Contracts	(17,441)
Foreign Currencies	(219)
Realized Net Gain (Loss)	1,097,123
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(354,043)
Investment Securities—Affiliated Issuers	5,226
Futures Contracts	(8,351)
Foreign Currencies	(74)
Change in Unrealized Appreciation (Depreciation)	(357,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	824,874

1   Dividends are net of foreign withholding taxes of $343,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,993	37,599
Realized Net Gain (Loss)	1,097,123	712,534
Change in Unrealized Appreciation (Depreciation)	(357,242)	1,487,575
Net Increase (Decrease) in Net Assets Resulting from Operations	824,874	2,237,708
Distributions
Net Investment Income
Investor Shares	(14,003)	(15,531)
Admiral Shares	(26,012)	(16,499)
Realized Capital Gain[1]
Investor Shares	(328,376)	(180,528)
Admiral Shares	(451,846)	(192,765)
Total Distributions	(820,237)	(405,323)
Capital Share Transactions
Investor Shares	4,292,730	(383,169)
Admiral Shares	10,751,352	1,477,489
Net Increase (Decrease) from Capital Share Transactions	15,044,082	1,094,320
Total Increase (Decrease)	15,048,719	2,926,705
Net Assets
Beginning of Period	10,830,805	7,904,100
End of Period	25,879,524	10,830,805

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $87,222,000 and $24,991,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$43.31	$35.62	$30.32	$30.89	$31.03
Investment Operations
Net Investment Income	.176	1.134	1.151 [1]	.151	.169
Net Realized and Unrealized Gain (Loss) on Investments	.771	9.394	5.590	1.944	2.168
Total from Investment Operations	.947	9.528	5.741	2.095	2.337
Distributions
Dividends from Net Investment Income	(.132)	(.146)	(.121)	(.147)	(.194)
Distributions from Realized Capital Gains	(3.105)	(1.692)	(.320)	(2.518)	(2.283)
Total Distributions	(3.237)	(1.838)	(.441)	(2.665)	(2.477)
Net Asset Value, End of Period	$41.02	$43.31	$35.62	$30.32	$30.89

Total Return[2]	3.70%	27.64%	19.24%	6.89%	7.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,819	$4,582	$4,113	$3,794	$3,975
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.42%	0.43%	0.46%	0.47%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.35%	0.47%	0.50%	0.53%
Portfolio Turnover Rate	41%	33%	27%	32%	38%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.01%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$112.28	$92.24	$78.52	$80.01	$80.37
Investment Operations
Net Investment Income	.572	1.476	1.502 [1]	.506	.563
Net Realized and Unrealized Gain (Loss) on Investments	1.963	24.323	14.480	5.018	5.607
Total from Investment Operations	2.535	24.799	14.982	5.524	6.170
Distributions
Dividends from Net Investment Income	(.464)	(.375)	(.433)	(.499)	(.623)
Distributions from Realized Capital Gains	(8.051)	(4.384)	(.829)	(6.515)	(5.907)
Total Distributions	(8.515)	(4.759)	(1.262)	(7.014)	(6.530)
Net Asset Value, End of Period	$106.30	$112.28	$92.24	$78.52	$80.01

Total Return[2]	3.80%	27.78%	19.42%	7.03%	8.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,060	$6,249	$3,791	$3,066	$2,421
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.30%	0.30%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.47%	0.60%	0.64%	0.67%
Portfolio Turnover Rate	41%	33%	27%	32%	38%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.01%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

24

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

25

U.S. Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, Jackson Square Partners, LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Jennison Associates LLC, and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. Until November 2018, a portion of the fund was managed by William Blair Investment Management, LLC. The basic fee paid to William Blair Investment Management, LLC, was subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Beginning April 2019, Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $191,000 for the year ended August 31, 2019.

For the year ended August 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $1,527,000 (0.01%) based on performance.

26

U.S. Growth Fund

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,252,000, representing less than 0.01% of the fund’s net assets and 0.50% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, these arrangements reduced the fund’s management and administrative expenses by $237,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,143,125	721,100	1,295
Preferred Stocks	—	—	48,429
Temporary Cash Investments	989,536	197,091	—
Futures Contracts—Assets[1]	117	—	—
Futures Contracts—Liabilities[1]	(344)	—	—
Total	25,132,434	918,191	49,724

1 Represents variation margin on the last day of the reporting period.

27

U.S. Growth Fund

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions and merger-related adjustments were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	108,565
Total Distributable Earnings (Loss)	(108,565)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	110,828
Undistributed Long-Term Gains	751,540
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,466,304

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	17,634,199
Gross Unrealized Appreciation	9,188,840
Gross Unrealized Depreciation	(722,462)
Net Unrealized Appreciation (Depreciation)	8,466,378

G.   During the year ended August 31, 2019, the fund purchased $6,489,437,000 of investment securities and sold $6,924,016,000 of investment securities, other than temporary cash investments.

28

U.S. Growth Fund

H.   Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	975,070	24,941	885,293	22,516
Issued in Connection with Acquisition of Vanguard Morgan Growth Fund	4,276,013	107,224	—	—
Issued in Lieu of Cash Distributions	333,194	9,768	192,107	5,198
Redeemed	(1,291,547)	(32,733)	(1,460,569)	(37,385)
Net Increase (Decrease)—Investor Shares	4,292,730	109,200	(383,169)	(9,671)
Admiral Shares
Issued	2,236,862	21,975	2,260,647	22,186
Issued in Connection with Acquisition of Vanguard Morgan Growth Fund	10,459,067	101,244	—	—
Issued in Lieu of Cash Distributions	449,504	5,088	199,346	2,082
Redeemed	(2,394,081)	(23,467)	(982,504)	(9,715)
Net Increase (Decrease)—Admiral Shares	10,751,352	104,840	1,477,489	14,553

I.    On April 5, 2019, the fund acquired all of the net assets of Vanguard Morgan Growth Fund pursuant to a plan of reorganization approved by the funds’ board of trustees in November 2018. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 208 million shares of the fund for 275 million shares of Vanguard Morgan Growth Fund. Each class of shares for Vanguard Morgan Growth Fund was exchanged for the like share class of the fund. The fund’s net assets of $11.4 billion were combined with Vanguard Morgan Growth Fund’s net assets of $14.7 billion, including $4.5 billion of unrealized appreciation, resulting in combined net assets of $26.1 billion.

Assuming that the acquisition had been completed on September 1, 2018, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended August 31, 2019, would be:

($000)
Net Investment Income	140,696
Realized Net Gain (Loss)	2,794,376
Change in Unrealized Appreciation (Depreciation)	(2,051,846)
Net Increase (Decrease) in Net Assets Resulting from Operations	883,226

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Morgan Growth Fund that have been included in the fund’s Statement of Operations since April 5, 2019.

29

U.S. Growth Fund

J.   Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Growth ETF	498	89,878	465	309	5,266	240	—	95,486
Vanguard Market Liquidity Fund	379,919	NA1	NA1	17	(40)	12,664	—	989,536
Total	380,417			326	5,226	12,904	—	1,085,022

1 Not applicable—purchases and sales are for temporary cash investment purposes.

K.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

31

Special 2019 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $780,006,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $57,450,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102019

Annual Report | August 31, 2019 Vanguard International Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     For the 12 months ended August 31, 2019, Vanguard International Growth Fund returned –4.58% for Investor Shares and –4.50% for Admiral Shares. The fund underperformed its benchmark.

•     Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened international tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•     Relative to its benchmark, the fund outperformed in the Pacific owing largely to its holdings in Hong Kong and Japan. It lagged its benchmark in other regions, however, with stock selection detracting significantly from relative performance in Germany, Belgium, and China.

•     The fund outpaced its benchmark in a majority of industry sectors. Stock selection in financials and consumer discretionary added value, as did largely avoiding the energy sector. However, the fund underperformed in other sectors, notably materials, health care and communication services.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

Advisors’ Report

For the 12 months ended August 31, 2019, Vanguard International Growth Fund returned –4.58% for Investor Shares and –4.50% for Admiral Shares. It lagged its benchmark index (–3.27%). Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 23, 2019.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,

Head of Global Equities, Partner

Thomas Coutts

Head of International Growth, Partner

We believe successful investing lies in finding exceptional and durable growth companies. But growth investing isn’t easy; more ideas will fail than succeed.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
Baillie Gifford Overseas Ltd.	59	21,241

The advisor seeks stocks that can generate above-average growth in earnings and cash flow, producing a bottom-up, stock-driven approach to country and asset allocation. An in-depth view on each company is measured against the consensus view, leading to discrepancies and potential opportunities to add value.

Schroder Investment Management North America Inc.	40	14,122

Equity analysts located around the world and an international team of global sector specialists help to identify reasonably priced companies with strong growth prospects and a sustainable competitive advantage.

Cash Investments	1	242	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

3

These companies are hard to find and can be hard to hold, especially in the current environment. In times of macroeconomic uncertainty, we focus on decades, not quarters, and we are patient.

Companies are seizing on an unprecedented explosion of technology-driven innovation. Despite market uncertainty, they are growing by creating products and services that are being adopted more quickly than ever. Why? Because we are more connected. Enabled by increasing computing power, humans now create rich seams of data, presenting innovators with opportunities to mine and exploit them. New companies are using this data to create sectors such as online food delivery, tailored personal finance, and autonomous electric vehicles. Almost every facet of consumer behavior is affected, and consumer demand is setting the pace. As companies are spawned from this disruption, we aim to pick the best of them.

Many holdings that contributed well over the period are long-term leaders in their sectors and heavy investors in R&D. ASML, the Dutch manufacturer of semiconductor machines, is a unique example. Its extreme ultraviolet (EUV) lithography allows the progression of Moore’s Law to continue, and a monopolistic position in the technology gives considerable pricing power. We believe ASML’s investment in developing this commercially proven system will pay dividends as EUV lithography helps develop the next wave of chips for AI, autonomous driving, 5G, and more.

Another contributor was Argentinian e-commerce platform MercadoLibre, the market leader in Latin America, which has grown its revenues by 48% this fiscal year. The opportunity remains large on a continent of some 650 million people with underpenetrated internet, e-commerce, and financial services markets.

Ferrari still leads in the luxury super-sport segment, with strong demand from existing and new buyers. The company is laser-focused on careful supply management and continues to grow both volume and margins.

Results were weaker for Chinese web search portal Baidu and South Korean biosimilar drug company Celltrion. Despite increasing revenue by 15% for the 12 months, Baidu reported its first quarterly loss in 14 years because of increased R&D costs and content acquisition for its online video platform iQiyi. Celltrion detracted as intensifying competition led to margin erosion. Celltrion has been a long-term contributor to the fund and we remain excited by its lucrative drug pipeline in this nascent market. Overall, we are patient in the short-term and buoyed by the determination of both companies to invest heavily for the future.

Appreciating the rapid change we are seeing in China, we added an IPO to our existing unlisted holding in online marketplace company Meituan-Dianping and participated in the IPO of electric vehicle company NIO. Another addition

4

at IPO was Jumia, the pan-African digital retail company. Finally, after getting to know Temenos, we took a holding in this global leader of banking software.

To fund these purchases, we sold Distribuidora Internacional de Alimentacion (DIA), Jeronimo Martins, and Standard Chartered, where the growth opportunities have diminished. We sold Epiroc and Puma, which were spun out of existing holdings. We also sold Chinese education company New Oriental. As the education market consolidates in China, our conviction has grown stronger for the digital offering from the other large player, TAL Education.

Schroder Investment Management North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities declined modestly over the period as investors continued to grapple with slowing economic growth and political uncertainty. Trade and broader relationship tensions between the U.S. and China took a toll on business confidence. Manufacturing and industrial sectors were particularly affected as many investment plans were put on hold. Central bank policy broadly turned to supportive measures, and a widespread global collapse in bond yields created a two-tier equity market. “Bond proxy” sectors such as consumer staples performed strongly, but economic cyclicals faced intense pressure.

Stock selection supported relative performance through the year, with particularly strong contributions from holdings in the financial, industrial, and consumer staples sectors. By region, our emerging-market and U.K. exposures contributed, while our European positions detracted.

Our position in Nestle helped. The food and drink producer continues to manage its brand portfolio proactively, focusing investment on high-growth categories and addressing low-growth businesses through product innovation and divestitures. We believe the refocused product range will have better pricing power and, combined with an extensive cost-cutting scheme, should expand group-level margins materially by 2020.

Umicore was a weaker holding. The group issued a cautious outlook in April, citing tough market conditions as reductions in Chinese electric vehicle (EV) subsidies led to slowing demand for Umicore’s cathode materials. Although the company faces tough operating conditions in the short-term, EV demand will likely grow as much as tenfold around the world in the next decade, and Umicore is well-placed to benefit.

In health care, we initiated a position in Roche; we believe the market is underestimating the strength of its pipeline. Oncology is its biggest driver, and the company is at the forefront of medical advances that will transform the treatment of cancer and

5

Alzheimer’s. We believe that new product launches coupled with management cost discipline will drive margin expansion.

The portfolio is well-balanced and diversified across cyclical and defensive sectors of the economy. And it is focused on individual companies whose future growth, we are convinced, will surprise the market on the upside.

We remain concerned about market complacency regarding financial leverage amid record-low interest rates. The portfolio in aggregate is invested in companies with significantly stronger balance sheets than the market average. This gives our holdings the ability to react decisively to an uncertain market environment by investing in their own businesses or making acquisitions when opportunities arise.

In contrast, many listed companies are struggling under a combination of relatively high debt and high dividend payout ratios, which constrains their ability to invest and weakens their business in the long term. We focus on choosing stocks with strong and sustainable return-on-capital, resilient balance sheets, and good cash-flow generation. It is increasingly important for companies to have elements of pricing power and self-help; those dependent on macro support alone are unlikely to deliver in the current economic slowdown. We expect firms with these characteristics to have greater resiliency and flexibility to adapt to the evolving competitive landscape.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended August 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.97	$2.07
Admiral™ Shares	1,000.00	1,005.25	1.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.14	$2.09
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Growth Fund Investor Shares	-4.58%	5.81%	8.14%	$21,878
Spliced International Index	-3.27	1.37	4.14	14,998

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	-4.50%	5.95%	8.28%	$110,784
Spliced International Index	-3.27	1.37	4.14	74,989

See Financial Highlights for dividend and capital gains information.

9

International Growth Fund

Sector Diversification

As of August 31, 2019

Communication Services	10.6%
Consumer Discretionary	33.8
Consumer Staples	6.5
Energy	1.3
Financials	13.7
Health Care	11.3
Industrials	9.3
Information Technology	9.3
Materials	3.6
Other	0.6
Real Estate	0.0
Utilities	0.0

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

International Growth Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.5%)[1]
Australia (0.3%)
	Brambles Ltd.	14,789,660	112,411

Austria (0.4%)
	Erste Group Bank AG	4,310,170	138,635

Belgium (1.0%)
^	Umicore SA	11,385,753	362,722

Brazil (0.7%)
	B3 SA - Brasil Bolsa Balcao	11,674,291	126,300
	Raia Drogasil SA	5,124,291	113,895
			240,195
Canada (1.0%)
	Nutrien Ltd.	3,665,128	184,578
	Toronto-Dominion Bank	3,133,272	169,913
			354,491
China (17.6%)
*	Alibaba Group Holding Ltd. ADR	11,394,039	1,994,299
	Tencent Holdings Ltd.	41,153,400	1,699,040
*	TAL Education Group ADR	18,485,132	658,625
*	Baidu Inc. ADR	4,633,984	484,112
	Ping An Insurance Group Co. of China Ltd.	37,534,500	430,634
*	Meituan Dianping Class B	32,888,430	311,226
*	Ctrip.com International Ltd. ADR	9,001,376	291,465
	China Pacific Insurance Group Co. Ltd.	34,671,200	138,393
	China Mengniu Dairy Co. Ltd.	33,524,000	132,619
^,*	iQIYI Inc. ADR	3,583,399	65,540
^,*	NIO Inc. ADR	17,591,617	50,312
			6,256,265
Denmark (2.9%)
*	Genmab A/S	2,594,661	530,400
	Vestas Wind Systems A/S	2,278,474	167,548
	Chr Hansen Holding A/S	1,658,818	139,486
	Novozymes A/S	2,401,809	102,387
^	Ambu A/S Class B	5,449,774	93,438
			1,033,259
France (8.0%)
	Kering SA	1,535,503	744,032
	L’Oreal SA	2,310,130	630,800
	Schneider Electric SE	5,203,061	435,832
	EssilorLuxottica SA	1,942,580	286,822
	Danone SA	3,081,319	276,055
	TOTAL SA	5,324,542	265,903
	Vivendi SA	7,343,173	205,346
			2,844,790
Germany (6.9%)
*,2	Zalando SE	10,466,867	519,290
*,2	Delivery Hero SE	6,275,610	318,067
	Bayerische Motoren Werke AG	3,349,995	224,051
	adidas AG	734,594	217,671
	SAP SE	1,667,180	199,025
	Infineon Technologies AG	8,885,472	153,994
	BASF SE	2,275,881	150,589
^,*,3	HelloFresh SE	10,552,945	137,965
	GEA Group AG	5,087,264	137,126
	Continental AG	1,057,002	127,558
*	MorphoSys AG	664,989	78,886
*,2	Rocket Internet SE	2,762,933	77,081
^,*,3	Jumia Technologies AG ADR	6,724,836	74,982
^,*	AIXTRON SE	3,130,112	31,064
^,*,3	Home24 SE	1,862,256	6,147
			2,453,496

11

International Growth Fund

			Market
			Value•
		Shares	($000)
	Hong Kong (4.2%)
	AIA Group Ltd.	123,142,800	1,191,623
	Jardine Matheson Holdings Ltd.	3,239,027	176,130
	Hong Kong Exchanges & Clearing Ltd.	4,767,930	145,512
			1,513,265
	India (2.3%)
	Housing Development Finance Corp. Ltd.	11,680,736	354,877
	HDFC Bank Ltd.	6,437,279	201,245
	Zee Entertainment Enterprises Ltd.	33,638,320	175,648
*,§,4	ANI Technologies	166,185	49,455
	Larsen & Toubro Ltd.	2,239,483	41,675
			822,900
	Indonesia (0.4%)
	Bank Central Asia Tbk PT	66,399,100	142,510

	Israel (0.3%)
*	Check Point Software Technologies Ltd.	1,003,311	108,057

	Italy (2.6%)
	Ferrari NV	4,745,012	749,239
	Fiat Chrysler Automobiles NV	13,737,294	179,654
			928,893
	Japan (10.8%)
	M3 Inc.	26,545,800	562,610
	SMC Corp.	1,428,000	538,362
	SoftBank Group Corp.	9,578,400	434,033
	Nintendo Co. Ltd.	731,600	276,838
	Nidec Corp.	2,080,800	270,764
	Bridgestone Corp.	5,745,200	217,579
	Recruit Holdings Co. Ltd.	6,702,200	202,944
	Sony Corp.	3,375,700	192,288
	Takeda Pharmaceutical Co. Ltd.	4,806,100	162,042
	Sekisui Chemical Co. Ltd.	10,005,000	143,936
	Kubota Corp.	8,488,000	121,612
	Pigeon Corp.	3,300,800	119,665
	Keyence Corp.	202,000	119,362
	Toyota Motor Corp.	1,725,900	113,022
	ORIX Corp.	7,045,400	103,955
	Murata Manufacturing Co. Ltd.	2,240,300	93,136
^	SBI Holdings Inc.	4,470,400	89,262
	Suzuki Motor Corp.	2,218,500	85,412
			3,846,822
	Netherlands (5.3%)
	ASML Holding NV	7,790,064	1,732,576
	Koninklijke Philips NV	3,529,779	166,375
			1,898,951
	Norway (0.7%)
	DNB ASA	8,478,225	136,586
	Norsk Hydro ASA	38,345,698	120,334
			256,920
	Other (0.2%)
5	Vanguard FTSE All-World ex-US ETF	1,128,434	55,124

	Singapore (0.4%)
	Oversea-Chinese Banking Corp. Ltd.	19,070,500	146,157

	South Korea (1.6%)
	Samsung Electronics Co. Ltd.	6,379,876	232,285
^,*	Celltrion Inc.	1,695,815	220,573
	Samsung SDI Co. Ltd.	560,382	115,733
			568,591
	Spain (2.9%)
	Industria de Diseno Textil SA	21,245,632	657,427
	Banco Bilbao Vizcaya Argentaria SA	80,169,921	380,341
			1,037,768
	Sweden (4.4%)
*	Spotify Technology SA	2,908,470	392,498
	Atlas Copco AB Class A	9,836,886	294,107
	Kinnevik AB	10,340,628	282,049
	Svenska Handelsbanken AB Class A	28,108,694	247,665
	Assa Abloy AB Class B	7,216,721	150,643
	SKF AB	7,055,500	113,905
^	Elekta AB Class B	6,427,670	81,872
			1,562,739
	Switzerland (5.3%)
	Nestle SA	5,177,491	581,818
	Roche Holding AG	1,909,988	521,924
	Novartis AG	2,634,439	237,507
	Lonza Group AG	574,461	203,896
	Cie Financiere Richemont SA	2,311,487	179,606
	Temenos AG	872,365	146,976
	Straumann Holding AG	13,099	10,298
			1,882,025
	Taiwan (1.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	41,599,000	341,804

12

International Growth Fund

			Market
			Value•
		Shares	($000)
Thailand (0.3%)
	Kasikornbank PCL (Foreign)	22,280,856	116,326

Turkey (0.2%)
*	Turkiye Garanti Bankasi AS	39,634,985	60,712

United Kingdom (6.8%)
	Rolls-Royce Holdings plc	46,651,516	438,448
	Diageo plc	8,713,257	373,051
*	Ocado Group plc	19,221,816	303,365
	BHP Group plc	8,794,634	190,261
	Royal Dutch Shell plc Class A	6,669,211	185,186
	Burberry Group plc	6,851,592	181,337
	Smith & Nephew plc	7,487,455	179,423
	GlaxoSmithKline plc	6,981,170	145,485
	Whitbread plc	2,253,798	120,181
	Lloyds Banking Group plc	170,979,423	104,028
	Aviva plc	21,361,017	92,220
	Bunzl plc	2,273,703	55,768
^,*,2	Aston Martin Lagonda Global Holdings plc	6,321,596	36,949
	Next plc	83,261	6,027
			2,411,729
United States (10.0%)
*	Amazon.com Inc.	669,737	1,189,647
*	Booking Holdings Inc.	51,269	100,816
*	Illumina Inc.	2,734,956	769,453
*	MercadoLibre Inc.	1,706,131	1,014,465
	Philip Morris International Inc.	788,444	56,839
^,*	Tesla Inc.	1,894,281	427,369
			3,558,589
Total Common Stocks
(Cost $25,510,096)			35,056,146
Preferred Stocks (0.4%)
*,§,3,4,6	You & Mr. Jones	44,800,000	127,680
*,§,4,6	CureVac GmbH	12,600	19,709
Total Preferred Stocks
(Cost $75,682)			147,389
Temporary Cash Investments (3.5%)[1]
Money Market Fund (3.4%)
7,8	Vanguard Market Liquidity Fund, 2.249%	12,435,941	1,243,718

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill, 1.954%, 11/7/19	4,500	4,484
	United States Treasury Bill, 2.135%, 11/14/19	2,400	2,391
9	United States Treasury Bill, 2.048%, 11/21/19	10,000	9,957
9	United States Treasury Bill, 2.082%, 12/26/19	3,500	3,479
			20,311
Total Temporary Cash Investments
(Cost $1,263,905)			1,264,029
Total Investments (102.4%)
(Cost $26,849,683)			36,467,564
Other Assets and Liabilities (-2.4%)
Other Assets[10]			193,194
Liabilities			(1,055,559)
			(862,365)
Net Assets (100%)			35,605,199

13

International Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	34,821,948
Affiliated Issuers	1,645,616
Total Investments in Securities	36,467,564
Investment in Vanguard	1,731
Receivables for Investment Securities Sold	45,064
Receivables for Accrued Income	64,710
Receivables for Capital Shares Issued	22,508
Variation Margin Receivable—Futures Contracts	2,516
Unrealized Appreciation—Forward Currency Contracts	5,679
Other Assets[10]	50,986
Total Assets	36,660,758
Liabilities
Payables for Investment Securities Purchased	(31,328)
Collateral for Securities on Loan	(943,002)
Payables for Capital Shares Redeemed	(13,861)
Payables to Investment Advisor	(15,675)
Payables to Vanguard	(23,316)
Variation Margin Payable—Futures Contracts	(17)
Unrealized Depreciation—Forward Currency Contracts	(11,097)
Other Liabilities	(17,263)
Total Liabilities	(1,055,559)
Net Assets (100%)	35,605,199

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	25,853,807
Total Distributable Earnings (Loss)	9,751,392
Net Assets	35,605,199

Investor Shares—Net Assets
Applicable to 249,373,598 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,056,331
Net Asset Value Per Share—Investor Shares	$28.30
Admiral Shares—Net Assets
Applicable to 317,030,200 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	28,548,868
Net Asset Value Per Share—Admiral Shares	$90.05

•               See Note A in Notes to Financial Statements.

^               Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $925,745,000.

*               Non-income-producing security.

§              Security value determined using significant unobservable inputs.

1           The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 3.0%, respectively, of net assets.

2           Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $951,387,000, representing 2.7% of net assets.

3           Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

4           Restricted securities totaling $196,844,000, representing 0.6% of net assets. See Restricted Securities table for additional information.

5           Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

6           Perpetual security with no stated maturity date.

7           Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8           Includes $943,002,000 of collateral received for securities on loan.

9           Securities with a value of $9,901,000 have been segregated as initial margin for open futures contracts.

10    Cash of $6,030,000 has been segregated as collateral for open forward currency contracts.

ADR—American Depositary Receipt.

14

International Growth Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
You & Mr. Jones	September 2015	44,800
CureVac GmbH	October 2015	30,882
ANI Technologies	December 2015	51,748

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	September 2019	1,912	71,847	289
Topix Index	September 2019	352	50,032	(405)
FTSE 100 Index	September 2019	432	37,745	(741)
S&P ASX 200 Index	September 2019	271	29,981	(454)
				(1,311)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement			Contract Amount (000)		Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Morgan Stanley Capital Services LLC	9/25/19	EUR	124,013	USD	140,372	—	(3,804)
Citibank, N.A.	9/18/19	JPY	12,573,713	USD	116,709	1,809	—
Toronto-Dominion Bank	9/24/19	GBP	64,712	USD	82,482	—	(3,656)
Toronto-Dominion Bank	9/24/19	AUD	93,932	USD	64,723	—	(1,418)
Citibank, N.A.	9/24/19	EUR	38,013	USD	42,394	—	(537)
Citibank, N.A.	9/17/19	JPY	3,281,975	USD	30,883	50	—
Royal Bank of Canada	9/24/19	GBP	22,491	USD	27,366	31	—
Citibank, N.A.	9/23/19	AUD	29,180	USD	19,865	—	(200)
JPMorgan Chase Bank, N.A.	9/23/19	AUD	15,796	USD	11,071	—	(425)
JPMorgan Chase Bank, N.A.	9/24/19	EUR	9,569	USD	10,705	—	(168)

15

International Growth Fund

Forward Currency Contracts (continued)
	Contract					Unrealized	Unrealized
	Settlement			Contract Amount (000)		Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Goldman Sachs International	9/24/19	EUR	9,201	USD	10,387	—	(255)
Royal Bank of Canada	9/24/19	EUR	8,104	USD	9,031	—	(107)
Morgan Stanley Capital Services LLC	9/24/19	GBP	6,904	USD	8,643	—	(233)
Royal Bank of Canada	9/17/19	JPY	726,425	USD	6,865	—	(18)
Barclays Bank plc	9/17/19	JPY	687,720	USD	6,402	80	—
Morgan Stanley Capital Services LLC	9/17/19	JPY	660,450	USD	6,127	98	—
Barclays Bank plc	9/25/19	EUR	2,076	USD	2,349	—	(63)
Royal Bank of Canada	9/18/19	JPY	195,842	USD	1,818	28	—
Royal Bank of Canada	9/23/19	AUD	2,072	USD	1,406	—	(10)
Bank of America, N.A.	9/24/19	AUD	1,131	USD	779	—	(17)
BNP Paribas	9/24/19	GBP	601	USD	750	—	(18)
Toronto-Dominion Bank	9/24/19	USD	99,772	EUR	88,642	2,165	—
Barclays Bank plc	9/17/19	USD	74,195	JPY	7,825,940	435	—
UBS AG	9/23/19	USD	49,628	AUD	73,376	178	—
Barclays Bank plc	9/24/19	USD	32,594	GBP	26,768	—	(13)
JPMorgan Chase Bank, N.A.	9/24/19	USD	17,048	GBP	14,001	—	(7)
Deutsche Bank AG	9/24/19	USD	12,412	EUR	11,143	142	—
Goldman Sachs International	9/24/19	USD	11,070	EUR	9,960	102	—
Royal Bank of Canada	9/24/19	USD	10,472	EUR	9,343	184	—
Citibank, N.A.	9/17/19	USD	10,470	JPY	1,111,825	—	(10)
UBS AG	9/24/19	USD	9,971	EUR	8,967	97	—
Royal Bank of Canada	9/17/19	USD	7,777	JPY	827,680	—	(24)
Deutsche Bank AG	9/23/19	USD	6,491	AUD	9,579	35	—
UBS AG	9/24/19	USD	5,701	GBP	4,693	—	(15)
Goldman Sachs International	9/17/19	USD	5,531	JPY	591,480	—	(43)
UBS AG	9/17/19	USD	5,472	JPY	581,880	—	(12)
Deutsche Bank AG	9/17/19	USD	5,428	JPY	571,520	42	—
HSBC Bank USA, N.A.	9/24/19	USD	5,246	GBP	4,311	—	(5)
Royal Bank of Canada	9/24/19	USD	4,522	GBP	3,744	—	(39)
Goldman Sachs International	9/17/19	USD	4,476	JPY	474,400	5	—
Goldman Sachs International	9/24/19	USD	4,193	GBP	3,412	37	—
UBS AG	9/24/19	USD	4,145	GBP	3,378	30	—
Royal Bank of Canada	9/23/19	USD	4,085	AUD	6,005	38	—
Bank of America, N.A.	9/23/19	USD	3,940	AUD	5,795	34	—

16

International Growth Fund

Forward Currency Contracts (continued)
	Contract					Unrealized	Unrealized
	Settlement			Contract Amount (000)		Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Goldman Sachs International	9/23/19	USD	3,580	AUD	5,280	22	—
Barclays Bank plc	9/24/19	USD	3,477	GBP	2,842	15	—
JPMorgan Chase Bank, N.A.	9/24/19	USD	488	GBP	383	22	—
						5,679	(11,097)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At August 31, 2019, the counterparties had deposited in segregated accounts securities with a value of $1,559,000 in connection with open forward currency contracts. After August 31, 2019, the counterparties posted additional collateral of $1,380,000 in connection with open forward currency contracts as of August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

17

International Growth Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	526,647
Dividends—Affiliated Issuers	1,667
Interest—Unaffiliated Issuers	617
Interest—Affiliated Issuers	11,685
Securities Lending—Net	36,756
Total Income	577,372
Expenses
Investment Advisory Fees—Note B
Basic Fee	49,469
Performance Adjustment	10,483
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,266
Management and Administrative—Admiral Shares	37,892
Marketing and Distribution—Investor Shares	850
Marketing and Distribution—Admiral Shares	1,588
Custodian Fees	2,200
Auditing Fees	46
Shareholders’ Reports—Investor Shares	125
Shareholders’ Reports—Admiral Shares	233
Trustees’ Fees and Expenses	45
Total Expenses	120,197
Net Investment Income	457,175
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(13,231)
Investment Securities Sold—Affiliated Issuers	214
Futures Contracts	2,687
Forward Currency Contracts	(19,337)
Foreign Currencies	(2,595)
Realized Net Gain (Loss)	(32,262)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,154,205)
Investment Securities—Affiliated Issuers	(4,789)
Futures Contracts	(434)
Forward Currency Contracts	3,840
Foreign Currencies	(1,045)
Change in Unrealized Appreciation (Depreciation)	(2,156,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,731,720)

1 Dividends are net of foreign withholding taxes of $63,506,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	457,175	485,445
Realized Net Gain (Loss)	(32,262)	1,574,400
Change in Unrealized Appreciation (Depreciation)	(2,156,633)	1,400,252
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,731,720)	3,460,097
Distributions
Net Investment Income
Investor Shares	(101,822)	(66,639)
Admiral Shares	(414,446)	(217,469)
Realized Capital Gain[1]
Investor Shares	(234,310)	—
Admiral Shares	(863,521)	—
Total Distributions	(1,614,099)	(284,108)
Capital Share Transactions
Investor Shares	(284,833)	(426,156)
Admiral Shares	1,992,089	3,661,907
Net Increase (Decrease) from Capital Share Transactions	1,707,256	3,235,751
Total Increase (Decrease)	(1,638,563)	6,411,740
Net Assets
Beginning of Period	37,243,762	30,832,022
End of Period	35,605,199	37,243,762

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $14,449,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.23	$28.38	$22.38	$20.83	$23.79
Investment Operations
Net Investment Income	.342 [1]	.381 [1]	.240 [1]	.304	.308
Net Realized and Unrealized Gain (Loss) on Investments	(1.941)	2.722	6.028	1.539	(2.774)
Total from Investment Operations	(1.599)	3.103	6.268	1.843	(2.466)
Distributions
Dividends from Net Investment Income	(.403)	(.253)	(.268)	(.293)	(.494)
Distributions from Realized Capital Gains	(.928)	—	—	—	—
Total Distributions	(1.331)	(.253)	(.268)	(.293)	(.494)
Net Asset Value, End of Period	$28.30	$31.23	$28.38	$22.38	$20.83

Total Return[2]	-4.58%	10.97%	28.43%	8.95%	-10.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,056	$8,074	$7,731	$6,700	$7,172
Ratio of Total Expenses to Average Net Assets[3]	0.43%	0.45%	0.45%	0.46%	0.47%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.25%	1.01%	1.47%	1.34%
Portfolio Turnover Rate	13%	16%	15%	29%	29%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$99.45	$90.24	$71.19	$66.28	$75.70
Investment Operations
Net Investment Income	1.203 [1]	1.365 [1]	.879 [1]	1.062	1.088
Net Realized and Unrealized Gain (Loss) on Investments	(6.230)	8.652	19.127	4.877	(8.821)
Total from Investment Operations	(5.027)	10.017	20.006	5.939	(7.733)
Distributions
Dividends from Net Investment Income	(1.418)	(.807)	(.956)	(1.029)	(1.687)
Distributions from Realized Capital Gains	(2.955)	—	—	—	—
Total Distributions	(4.373)	(.807)	(.956)	(1.029)	(1.687)
Net Asset Value, End of Period	$90.05	$99.45	$90.24	$71.19	$66.28

Total Return[2]	-4.50%	11.14%	28.57%	9.07%	-10.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,549	$29,170	$23,101	$15,704	$13,752
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.32%	0.32%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.38%	1.14%	1.60%	1.47%
Portfolio Turnover Rate	13%	16%	15%	29%	29%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

22

International Growth Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

23

International Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

International Growth Fund

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to their uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $10,483,000 (0.03%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,731,000, representing less than 0.01% of the fund’s net assets and 0.69% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

25

International Growth Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	4,153,275	—	—
Common Stocks—Other	4,175,014	26,678,402	49,455
Preferred Stocks	—	—	147,389
Temporary Cash Investments	1,243,718	20,311	—
Futures Contracts—Assets[1]	2,516	—	—
Futures Contracts—Liabilities[1]	(17)	—	—
Forward Currency Contracts—Assets	—	5,679	—
Forward Currency Contracts—Liabilities	—	(11,097)	—
Total	9,574,506	26,693,295	196,844

1   Represents variation margin on the last day of the reporting period.

E.   At August 31, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	2,516	—	2,516
Unrealized Appreciation—Forward Currency Contracts	—	5,679	5,679
Total Assets	2,516	5,679	8,195

Variation Margin Payable—Futures Contracts	(17)	—	(17)
Unrealized Depreciation—Forward Currency Contracts	—	(11,097)	(11,097)
Total Liabilities	(17)	(11,097)	(11,114)

26

International Growth Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	2,687	—	2,687
Forward Currency Contracts	—	(19,337)	(19,337)
Realized Net Gain (Loss) on Derivatives	2,687	(19,337)	(16,650)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(434)	—	(434)
Forward Currency Contracts	—	3,840	3,840
Change in Unrealized Appreciation (Depreciation) on Derivatives	(434)	3,840	3,406

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, the realization of unrealized gains or losses on certain futures contracts, unrealized gains on passive foreign investment companies and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	370,642
Undistributed Long-Term Gains	—
Capital Loss Carryforwards[1]	(195,415)
Net Unrealized Gains (Losses)	9,597,187

1   Includes losses of $195,415,000 realized subsequent to October 31, 2018, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

27

International Growth Fund

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,867,576
Gross Unrealized Appreciation	12,284,290
Gross Unrealized Depreciation	(2,685,161)
Net Unrealized Appreciation (Depreciation)	9,599,129

G.   During the year ended August 31, 2019, the fund purchased $5,214,820,000 of investment securities and sold $4,648,035,000 of investment securities, other than temporary cash investments.

H.   Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	945,569	33,667	2,130,616	68,838
Issued in Lieu of Cash Distributions	322,714	12,842	64,011	2,138
Redeemed	(1,553,116)	(55,661)	(2,620,783)	(84,901)
Net Increase (Decrease)—Investor Shares	(284,833)	(9,152)	(426,156)	(13,925)
Admiral Shares
Issued	5,613,299	63,290	7,766,732	78,708
Issued in Lieu of Cash Distributions	1,174,401	14,695	199,790	2,098
Redeemed	(4,795,611)	(54,277)	(4,304,615)	(43,465)
Net Increase (Decrease)—Admiral Shares	1,992,089	23,708	3,661,907	37,341

28

International Growth Fund

I.    Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
HelloFresh SE	150,128	—	—	—	(12,163)	—	—	137,965
Home 24 SE	NA1	—	—	—	(47,981)	—	—	6,147
Jumia Technologies AG ADR	—	97,510	—	—	(22,528)	—	—	74,982
Vanguard FTSE All-World ex-US ETF	58,780	—	—	—	(3,656)	1,667	—	55,124
Vanguard Market Liquidity Fund	956,789	NA2	NA2	214	(87)	11,685	—	1,243,718
You & Mr. Jones	46,054	—	—	—	81,626	—	—	127,680
Total	1,211,751			214	(4,789)	13,352	—	1,645,616

1   Not applicable—at August 31, 2018, the issuer was not an affiliated company of the fund.

2   Not applicable—purchases and sales are for temporary cash investment purposes.

J.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

30

Special 2019 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $431,456,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $583,834,000 and foreign taxes paid of $47,060,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102019

Annual Report | August 31, 2019 Vanguard FTSE Social Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Performanc Summary	5

Financial Statements	8

Trustees Approve Advisory Arrangement	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended August 31, 2019, Vanguard FTSE Social Index Fund returned 3.53% for Investor Shares and 3.58% for Institutional Shares. Those results were roughly in line with that of its socially conscious benchmark after taking the costs of running the fund into account.

•   As part of our ongoing efforts to broaden the availability of low-cost investments, Vanguard launched Admiral Shares of this fund on February 7, 2019. From inception through August 31, 2019, this share class returned 9.85%.

•   With global growth slowing and trade disputes escalating, U.S. stocks had a rocky run, dropping sharply toward the end of 2018 and then rebounding. Eight of the fund’s ten industry sectors advanced for the 12 months. Utilities, telecommunications, and consumer services produced double-digit returns. Health care and oil & gas were the laggards.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019
FTSE Social Index Fund	Beginning Account Value 2/28/2019	Ending Account Value 8/31/2019	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.12	$0.94
Admiral™ Shares	1,000.00	1,066.46	0.73
Institutional Shares	1,000.00	1,066.42	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.92
Admiral Shares	1,000.00	1,024.50	0.71
Institutional Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.14% for Admiral Shares, and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
FTSE Social Index Fund Investor Shares	3.53%	10.89%	13.85%	$36,586
FTSE 4Good US Select Index	3.64	11.08	14.10	37,382
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	35,018

	Since	Final Value
	Inception	of a $10,000
	(2/7/2019)	Investment
FTSE Social Index Fund Admiral Shares	9.85%	$10,985
FTSE 4Good US Select Index	9.91	10,991
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.40	10,840

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

FTSE Social Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
FTSE Social Index Fund Institutional Shares	3.58%	10.98%	13.97%	$18,492,805
FTSE 4Good US Select Index	3.64	11.08	14.10	18,691,211
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	17,509,140

6

FTSE Social Index Fund

Sector Diversification

As of August 31, 2019

Basic Materials	2.0%
Consumer Goods	8.2
Consumer Services	9.9
Financials	22.1
Health Care	15.8
Industrials	9.6
Oil & Gas	2.6
Technology	28.6
Telecommunications	0.1
Utilities	1.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

7

FTSE Social Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.0%)
	Linde plc	177,627	33,556
	Ecolab Inc.	82,568	17,035
	Air Products & Chemicals Inc.	71,833	16,228
	Newmont Goldcorp Corp.	267,246	10,660
	PPG Industries Inc.	77,005	8,531
	LyondellBasell Industries NV Class A	95,578	7,396
	Nucor Corp.	98,994	4,849
	International Flavors & Fragrances Inc.	34,619	3,799
	FMC Corp.	43,310	3,739
	CF Industries Holdings Inc.	72,439	3,491
	Avery Dennison Corp.	27,540	3,183
	Albemarle Corp.	34,560	2,133
	Mosaic Co.	115,254	2,120
	Steel Dynamics Inc.	69,500	1,876
	Ashland Global Holdings Inc.	21,258	1,557
*	Alcoa Corp.	60,437	1,084
	Westlake Chemical Corp.	11,821	693
			121,930
Consumer Goods (8.2%)
	Procter & Gamble Co.	808,847	97,248
	PepsiCo Inc.	458,470	62,687
	NIKE Inc. Class B	403,042	34,057
	Mondelez International Inc. Class A	465,117	25,684
	Colgate-Palmolive Co.	274,966	20,389
	Kimberly-Clark Corp.	111,700	15,762
	General Motors Co.	404,585	15,006
	Estee Lauder Cos. Inc. Class A	70,431	13,945
	Activision Blizzard Inc.	247,729	12,535
	Ford Motor Co.	1,278,647	11,725
	General Mills Inc.	196,259	10,559
*,^	Tesla Inc.	46,066	10,393
*	Electronic Arts Inc.	96,135	9,006
	Tyson Foods Inc. Class A	94,354	8,779
	VF Corp.	100,643	8,248
	Hershey Co.	47,068	7,459
*	Monster Beverage Corp.	126,545	7,424
*	Lululemon Athletica Inc.	38,541	7,117
	Aptiv plc	84,251	7,007
	Clorox Co.	41,762	6,605
	McCormick & Co. Inc.	40,264	6,558
	Church & Dwight Co. Inc.	80,796	6,446
	DR Horton Inc.	111,512	5,517
	Kraft Heinz Co.	204,273	5,213
	Kellogg Co.	79,975	5,022
*	Take-Two Interactive Software Inc.	36,500	4,817
	Lennar Corp. Class A	91,641	4,674
	Conagra Brands Inc.	157,104	4,455
	Genuine Parts Co.	45,809	4,136
	Garmin Ltd.	47,628	3,885
	Hormel Foods Corp.	90,925	3,874
	JM Smucker Co.	35,753	3,760
	Lamb Weston Holdings Inc.	48,118	3,387
	Coca-Cola European Partners plc	58,098	3,273
	PulteGroup Inc.	84,380	2,852
	Whirlpool Corp.	20,118	2,798
*	LKQ Corp.	102,791	2,700
	Campbell Soup Co.	55,208	2,484
	Bunge Ltd.	45,299	2,419
	Fortune Brands Home & Security Inc.	45,931	2,345
*	Mohawk Industries Inc.	19,416	2,308
	Lear Corp.	20,456	2,296
	Gentex Corp.	82,545	2,196
	BorgWarner Inc.	67,290	2,196
	Newell Brands Inc.	124,027	2,059
	Autoliv Inc.	29,145	1,994
	Tapestry Inc.	94,486	1,951
	PVH Corp.	24,756	1,877
	Keurig Dr Pepper Inc.	65,767	1,794
	Toll Brothers Inc.	47,099	1,705
	Ingredion Inc.	21,646	1,673

8

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Harley-Davidson Inc.	51,681	1,649
	Leggett & Platt Inc.	44,079	1,639
	Hanesbrands Inc.	119,360	1,630
	Polaris Inc.	18,690	1,533
	Ralph Lauren Corp. Class A	17,337	1,532
*	Capri Holdings Ltd.	46,018	1,214
*	Under Armour Inc. Class C	68,637	1,161
*	Herbalife Nutrition Ltd.	33,229	1,144
*	Under Armour Inc. Class A	57,050	1,062
	Goodyear Tire & Rubber Co.	77,200	885
	Coty Inc. Class A	90,800	867
*	Kontoor Brands Inc.	14,234	487
			509,102
Consumer Services (9.8%)
	Home Depot Inc.	360,826	82,236
	Walt Disney Co.	571,651	78,465
	McDonald’s Corp.	251,142	54,741
*	Netflix Inc.	137,881	40,503
	Starbucks Corp.	396,454	38,282
	Lowe’s Cos. Inc.	260,912	29,274
*	Booking Holdings Inc.	14,095	27,717
	CVS Health Corp.	424,446	25,857
	TJX Cos. Inc.	397,452	21,848
	Dollar General Corp.	84,903	13,252
	Ross Stores Inc.	117,610	12,468
	Sysco Corp.	155,912	11,589
	Delta Air Lines Inc.	189,959	10,991
*	O’Reilly Automotive Inc.	25,195	9,669
*	AutoZone Inc.	8,141	8,969
	McKesson Corp.	62,804	8,684
	Southwest Airlines Co.	159,550	8,348
*	MercadoLibre Inc.	13,400	7,968
*	Dollar Tree Inc.	77,176	7,836
*	Chipotle Mexican Grill Inc. Class A	8,334	6,987
*	United Airlines Holdings Inc.	78,700	6,635
	Expedia Group Inc.	45,290	5,892
	Omnicom Group Inc.	71,133	5,410
	Yum China Holdings Inc.	118,582	5,387
*	Copart Inc.	64,800	4,885
	Darden Restaurants Inc.	40,333	4,879
	Best Buy Co. Inc.	75,123	4,782
*	CarMax Inc.	54,064	4,502
*	Ulta Beauty Inc.	18,339	4,360
	AmerisourceBergen Corp. Class A	49,348	4,060
	Tractor Supply Co.	39,338	4,008
	Fox Corp. Class A	115,166	3,820
	American Airlines Group Inc.	130,550	3,435
	Tiffany & Co.	39,027	3,312
	Aramark	79,417	3,245
	Vail Resorts Inc.	13,100	3,095
	Advance Auto Parts Inc.	22,225	3,066
	Domino’s Pizza Inc.	13,500	3,062
*	Discovery Communications Inc.	116,698	3,038
	Viacom Inc. Class B	114,277	2,855
	Kohl’s Corp.	53,266	2,517
	Interpublic Group of Cos. Inc.	125,813	2,501
	Nielsen Holdings plc	115,944	2,407
	Alaska Air Group Inc.	39,454	2,356
	Fox Corp. Class B	55,072	1,806
	Wyndham Hotels & Resorts Inc.	31,100	1,598
	H&R Block Inc.	65,606	1,589
	Rollins Inc.	46,300	1,519
	Macy’s Inc.	102,101	1,507
*,^	Discovery Communications Inc. Class A	49,466	1,365
	Foot Locker Inc.	36,268	1,313
	L Brands Inc.	73,339	1,211
	Gap Inc.	74,193	1,171
^	Nordstrom Inc.	35,231	1,021
			613,293
Financials (22.1%)
	JPMorgan Chase & Co.	1,055,978	116,010
	Visa Inc. Class A	569,518	102,980
	Mastercard Inc. Class A	293,842	82,678
	Bank of America Corp.	2,816,541	77,483
	Wells Fargo & Co.	1,325,765	61,741
	Citigroup Inc.	756,957	48,710
	American Tower Corp.	143,905	33,126
	American Express Co.	223,952	26,957
	CME Group Inc.	115,865	25,176
	US Bancorp	474,131	24,982
	Chubb Ltd.	149,037	23,292
	Goldman Sachs Group Inc.	107,783	21,978
	S&P Global Inc.	80,543	20,957
	Crown Castle International Corp.	135,594	19,684
	PNC Financial Services Group Inc.	147,598	19,030
	Prologis Inc.	205,480	17,182
	Intercontinental Exchange Inc.	181,832	16,998
	Marsh & McLennan Cos. Inc.	165,901	16,572
	Morgan Stanley	395,586	16,413
	BlackRock Inc.	38,817	16,403
	Equinix Inc.	27,361	15,220
	Aon plc	78,063	15,211
	Charles Schwab Corp.	392,126	15,007

9

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Simon Property Group Inc.	100,646	14,990
	American International Group Inc.	284,048	14,782
	Progressive Corp.	190,870	14,468
	Capital One Financial Corp.	153,062	13,258
	Public Storage	48,427	12,821
	Travelers Cos. Inc.	85,705	12,595
	Aflac Inc.	241,682	12,128
	BB&T Corp.	250,502	11,936
	Welltower Inc.	132,437	11,861
	Bank of New York Mellon Corp.	278,462	11,712
	MetLife Inc.	262,720	11,639
	Moody’s Corp.	53,780	11,594
	Allstate Corp.	108,598	11,119
	Prudential Financial Inc.	132,885	10,643
	Equity Residential	119,715	10,147
	AvalonBay Communities Inc.	45,541	9,680
	SBA Communications Corp. Class A	36,700	9,631
	SunTrust Banks Inc.	145,269	8,936
	Ventas Inc.	116,998	8,587
*	IHS Markit Ltd.	129,229	8,479
	Discover Financial Services	105,977	8,475
	Digital Realty Trust Inc.	67,896	8,394
	T. Rowe Price Group Inc.	75,298	8,329
	Realty Income Corp.	103,162	7,614
	Synchrony Financial	224,653	7,200
	Hartford Financial Services Group Inc.	117,625	6,855
	M&T Bank Corp.	44,339	6,483
	Weyerhaeuser Co.	244,965	6,445
	Boston Properties Inc.	50,167	6,442
	Fifth Third Bancorp	240,782	6,369
	MSCI Inc. Class A	26,850	6,300
	State Street Corp.	122,363	6,278
	Northern Trust Corp.	65,510	5,760
	Equifax Inc.	39,318	5,755
*	CBRE Group Inc. Class A	109,374	5,717
	Ameriprise Financial Inc.	43,546	5,617
	Cincinnati Financial Corp.	49,851	5,608
	Arthur J Gallagher & Co.	60,189	5,460
	Alexandria Real Estate Equities Inc.	36,300	5,439
	KeyCorp	327,173	5,431
	HCP Inc.	155,750	5,406
	Citizens Financial Group Inc.	151,041	5,096
*	Markel Corp.	4,442	5,078
*	Arch Capital Group Ltd.	125,572	4,960
	First Republic Bank	54,337	4,875
	Principal Financial Group Inc.	90,845	4,835
	Regions Financial Corp.	328,883	4,808
	Mid-America Apartment Communities Inc.	36,826	4,665
	Huntington Bancshares Inc.	337,537	4,472
	UDR Inc.	90,833	4,376
	Loews Corp.	85,355	4,103
	Ally Financial Inc.	129,348	4,055
	Annaly Capital Management Inc.	480,033	3,984
	Invitation Homes Inc.	138,203	3,975
	TD Ameritrade Holding Corp.	88,860	3,946
	Duke Realty Corp.	116,602	3,879
	Host Hotels & Resorts Inc.	239,700	3,845
	Fidelity National Financial Inc.	86,413	3,797
	Nasdaq Inc.	37,856	3,780
	Regency Centers Corp.	54,502	3,516
	Lincoln National Corp.	65,383	3,457
*	Alleghany Corp.	4,568	3,423
	WR Berkley Corp.	47,431	3,379
	Vornado Realty Trust	55,758	3,372
	E*TRADE Financial Corp.	80,098	3,343
*	SVB Financial Group	16,800	3,270
	Raymond James Financial Inc.	40,666	3,193
*	Globe Life Inc.	35,105	3,133
	Western Union Co.	140,927	3,117
	Everest Re Group Ltd.	13,101	3,090
	Comerica Inc.	50,004	3,083
	VEREIT Inc.	315,756	3,079
	Iron Mountain Inc.	92,824	2,956
	Brown & Brown Inc.	76,200	2,811
	AGNC Investment Corp.	176,690	2,627
	RenaissanceRe Holdings Ltd.	14,135	2,552
	Liberty Property Trust	48,306	2,518
	Assurant Inc.	20,018	2,462
	SEI Investments Co.	42,231	2,429
	Kimco Realty Corp.	131,844	2,423
	Franklin Resources Inc.	91,300	2,399
	Zions Bancorp NA	58,046	2,385
	Voya Financial Inc.	47,253	2,331
	SL Green Realty Corp.	27,418	2,199
	Old Republic International Corp.	92,900	2,170
	AXA Equitable Holdings Inc.	99,325	2,063
	Invesco Ltd.	127,341	1,999
	People’s United Financial Inc.	132,825	1,909

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Commerce Bancshares Inc.	32,036	1,828
	Unum Group	70,398	1,789
	New York Community Bancorp Inc.	147,179	1,698
	Axis Capital Holdings Ltd.	26,662	1,637
	Park Hotels & Resorts Inc.	69,500	1,637
	Jefferies Financial Group Inc.	83,100	1,549
	Macerich Co.	46,919	1,339
	CIT Group Inc.	30,900	1,316
*	Zillow Group Inc. Class C	38,100	1,312
	Affiliated Managers Group Inc.	16,800	1,287
	Hospitality Properties Trust	52,898	1,277
	Janus Henderson Group plc	64,100	1,225
	Santander Consumer USA Holdings Inc.	35,298	922
*	Zillow Group Inc. Class A	20,250	692
	CNA Financial Corp.	8,600	405
			1,379,303
Health Care (15.8%)
	Johnson & Johnson	869,661	111,630
	Merck & Co. Inc.	843,365	72,926
	UnitedHealth Group Inc.	309,543	72,433
	Pfizer Inc.	1,821,536	64,756
	Abbott Laboratories	563,894	48,111
	Medtronic plc	439,461	47,413
	Amgen Inc.	199,672	41,656
	AbbVie Inc.	484,429	31,846
	Eli Lilly & Co.	281,833	31,839
	Gilead Sciences Inc.	417,141	26,505
	Bristol-Myers Squibb Co.	534,909	25,713
	Stryker Corp.	112,310	24,782
*	Celgene Corp.	229,787	22,243
	Becton Dickinson and Co.	87,593	22,242
	Anthem Inc.	84,275	22,040
	Zoetis Inc.	156,666	19,806
*	Boston Scientific Corp.	454,475	19,420
*	Intuitive Surgical Inc.	37,579	19,216
	Cigna Corp.	121,846	18,761
	Allergan plc	107,443	17,161
*	Vertex Pharmaceuticals Inc.	84,010	15,123
*	Edwards Lifesciences Corp.	68,013	15,088
	Baxter International Inc.	158,146	13,909
*	Biogen Inc.	63,145	13,876
*	Illumina Inc.	48,065	13,523
	Humana Inc.	44,196	12,517
	HCA Healthcare Inc.	88,166	10,598
	Zimmer Biomet Holdings Inc.	67,272	9,364
*	IQVIA Holdings Inc.	58,767	9,118
*	IDEXX Laboratories Inc.	27,691	8,023
*	Regeneron Pharmaceuticals Inc.	26,715	7,749
*	Alexion Pharmaceuticals Inc.	70,598	7,113
	ResMed Inc.	46,224	6,439
*	Centene Corp.	133,672	6,232
	Teleflex Inc.	15,000	5,459
*	Laboratory Corp. of America Holdings	32,057	5,371
	Cooper Cos. Inc.	15,819	4,900
*	Incyte Corp.	58,456	4,783
*	Align Technology Inc.	25,748	4,715
	Quest Diagnostics Inc.	43,697	4,473
*	WellCare Health Plans Inc.	16,300	4,413
*	BioMarin Pharmaceutical Inc.	58,214	4,369
*	Hologic Inc.	86,827	4,287
	Cardinal Health Inc.	97,413	4,201
	Dentsply Sirona Inc.	76,299	3,979
	Universal Health Services Inc. Class B	26,470	3,827
*	Mylan NV	166,435	3,240
*	Varian Medical Systems Inc.	29,863	3,163
*	Henry Schein Inc.	48,354	2,980
*	ABIOMED Inc.	14,500	2,799
*	Alnylam Pharmaceuticals Inc.	34,688	2,799
*	DaVita Inc.	41,723	2,352
*	Jazz Pharmaceuticals plc	18,254	2,339
	Perrigo Co. plc	40,508	1,895
*	Alkermes plc	51,300	1,076
			986,591
Industrials (9.5%)
*	PayPal Holdings Inc.	384,767	41,959
	Accenture plc Class A	208,713	41,361
	Union Pacific Corp.	231,959	37,568
	Fidelity National Information Services Inc.	199,407	27,163
	United Parcel Service Inc. Class B	228,349	27,096
	Automatic Data Processing Inc.	142,346	24,176
*	Fiserv Inc.	184,636	19,745
	CSX Corp.	252,226	16,904
	Waste Management Inc.	139,114	16,603
	Deere & Co.	103,996	16,110
	Illinois Tool Works Inc.	106,234	15,920
	Norfolk Southern Corp.	87,193	15,176
	Sherwin-Williams Co.	27,084	14,267

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	FedEx Corp.	79,221	12,565
	Johnson Controls International plc	293,569	12,532
	Eaton Corp. plc	138,074	11,145
	Ball Corp.	108,089	8,691
	Global Payments Inc.	51,304	8,515
	Verisk Analytics Inc. Class A	52,315	8,451
	Willis Towers Watson plc	42,046	8,324
	Amphenol Corp. Class A	95,000	8,316
*	FleetCor Technologies Inc.	27,800	8,296
	Total System Services Inc.	57,172	7,674
	Cummins Inc.	50,184	7,491
	Agilent Technologies Inc.	103,725	7,376
	PACCAR Inc.	110,979	7,276
*	CoStar Group Inc.	11,800	7,255
	Fortive Corp.	96,876	6,869
*	Square Inc.	108,300	6,697
	Stanley Black & Decker Inc.	49,605	6,591
	Republic Services Inc. Class A	69,532	6,206
	Vulcan Materials Co.	43,006	6,075
*	Keysight Technologies Inc.	61,366	5,944
	Rockwell Automation Inc.	38,568	5,893
	Fastenal Co.	186,186	5,701
*	Mettler-Toledo International Inc.	7,987	5,246
	Martin Marietta Materials Inc.	20,290	5,149
	TransUnion	61,300	5,128
	Broadridge Financial Solutions Inc.	37,988	4,917
*	Waters Corp.	22,409	4,748
	Xylem Inc.	58,253	4,463
	Dover Corp.	47,118	4,417
	Kansas City Southern	32,951	4,145
	Wabtec Corp.	58,301	4,035
	Expeditors International of Washington Inc.	56,187	3,995
	WW Grainger Inc.	14,447	3,953
	Masco Corp.	95,900	3,906
	CH Robinson Worldwide Inc.	43,597	3,684
	Old Dominion Freight Line Inc.	21,250	3,480
	Arconic Inc.	131,389	3,395
*	Trimble Inc.	82,950	3,112
	Packaging Corp. of America	30,520	3,070
	JB Hunt Transport Services Inc.	28,351	3,063
	Allegion plc	30,459	2,932
*	United Rentals Inc.	25,409	2,860
	Snap-on Inc.	17,919	2,664
*	Sensata Technologies Holding plc	52,177	2,378
*	XPO Logistics Inc.	29,600	2,097
	Sealed Air Corp.	50,837	2,024
*	Arrow Electronics Inc.	28,788	1,992
	Robert Half International Inc.	37,207	1,989
*,^	Alliance Data Systems Corp.	14,647	1,801
	Xerox Holdings Corp.	61,717	1,789
	MDU Resources Group Inc.	64,115	1,724
*	Flex Ltd.	168,900	1,627
	Acuity Brands Inc.	12,838	1,610
	ManpowerGroup Inc.	19,611	1,603
	Avnet Inc.	34,484	1,445
	Jabil Inc.	48,655	1,402
	nVent Electric plc	52,100	1,056
			594,830
Oil & Gas (2.6%)
	ConocoPhillips	371,028	19,360
	Phillips 66	148,700	14,666
	EOG Resources Inc.	189,429	14,054
	Kinder Morgan Inc.	639,965	12,972
	Occidental Petroleum Corp.	292,433	12,715
	Marathon Petroleum Corp.	215,048	10,583
	Valero Energy Corp.	136,515	10,277
	ONEOK Inc.	134,881	9,614
	Williams Cos. Inc.	397,636	9,384
	Pioneer Natural Resources Co.	54,702	6,751
	Hess Corp.	87,900	5,533
	Diamondback Energy Inc.	53,750	5,272
	Concho Resources Inc.	64,759	4,737
	Baker Hughes a GE Co. Class A	168,339	3,651
	Marathon Oil Corp.	263,241	3,117
	Devon Energy Corp.	133,484	2,935
	Targa Resources Corp.	74,021	2,674
	Apache Corp.	121,806	2,628
	Cabot Oil & Gas Corp.	136,835	2,343
	HollyFrontier Corp.	51,760	2,296
	Cimarex Energy Co.	34,164	1,462
	Helmerich & Payne Inc.	34,379	1,292
	Murphy Oil Corp.	54,099	986
	Equitrans Midstream Corp.	64,870	875
*	Continental Resources Inc.	29,100	850
	EQT Corp.	82,588	840
			161,867
Technology (28.5%)
	Microsoft Corp.	2,476,148	341,362
	Apple Inc.	1,506,995	314,570
*	Facebook Inc. Class A	782,417	145,271

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Alphabet Inc. Class C	99,446	118,152
*	Alphabet Inc. Class A	98,051	116,733
	Intel Corp.	1,466,697	69,536
	Cisco Systems Inc.	1,442,185	67,509
*	Adobe Inc.	159,310	45,325
*	salesforce.com Inc.	268,101	41,843
	Oracle Corp.	752,321	39,166
	Texas Instruments Inc.	307,075	38,001
	Broadcom Inc.	126,424	35,732
	NVIDIA Corp.	190,889	31,976
	QUALCOMM Inc.	397,749	30,933
	Intuit Inc.	81,438	23,483
*	Micron Technology Inc.	362,090	16,392
*	ServiceNow Inc.	60,093	15,735
	Applied Materials Inc.	310,412	14,906
	Analog Devices Inc.	120,000	13,180
	Cognizant Technology Solutions Corp. Class A	185,637	11,396
	NXP Semiconductors NV	110,748	11,312
*	Twitter Inc.	246,399	10,509
*	Advanced Micro Devices Inc.	328,061	10,317
	Lam Research Corp.	48,971	10,309
*	Autodesk Inc.	72,124	10,301
	Motorola Solutions Inc.	53,686	9,712
*	Workday Inc. Class A	52,206	9,255
	HP Inc.	504,887	9,234
	Xilinx Inc.	83,275	8,666
	KLA Corp.	52,850	7,816
	Cerner Corp.	105,472	7,268
	Corning Inc.	252,205	7,024
*	VeriSign Inc.	34,339	7,000
*	Synopsys Inc.	48,815	6,922
	Microchip Technology Inc.	76,100	6,570
*	Cadence Design Systems Inc.	91,100	6,239
	Hewlett Packard Enterprise Co.	450,461	6,225
*	Palo Alto Networks Inc.	30,218	6,153
*	Splunk Inc.	49,284	5,511
	CDW Corp.	47,408	5,476
	Western Digital Corp.	95,323	5,459
	Marvell Technology Group Ltd.	213,900	5,127
	Maxim Integrated Products Inc.	88,796	4,843
*	Akamai Technologies Inc.	52,403	4,671
	Symantec Corp.	194,583	4,524
	Seagate Technology plc	89,671	4,502
*	Arista Networks Inc.	19,542	4,429
	Skyworks Solutions Inc.	56,247	4,234
*	Check Point Software Technologies Ltd.	37,958	4,088
	NetApp Inc.	80,465	3,867
	Citrix Systems Inc.	41,138	3,825
*	Gartner Inc.	28,500	3,810
*	GoDaddy Inc. Class A	57,300	3,629
	VMware Inc. Class A	25,474	3,603
	SS&C Technologies Holdings Inc.	72,700	3,389
*	Yandex NV Class A	84,220	3,125
	DXC Technology Co.	87,005	2,890
	Amdocs Ltd.	44,625	2,889
*	Qorvo Inc.	40,000	2,857
	Juniper Networks Inc.	111,325	2,578
*	Dell Technologies Inc.	49,553	2,553
*	F5 Networks Inc.	19,544	2,516
*	PTC Inc.	33,900	2,219
	CDK Global Inc.	39,350	1,698
			1,780,345
Telecommunications (0.2%)
*	T-Mobile US Inc.	102,114	7,970
*	Sprint Corp.	184,441	1,252
			9,222
Utilities (1.1%)
	WEC Energy Group Inc.	103,020	9,866
	Consolidated Edison Inc.	107,325	9,541
	Eversource Energy	103,584	8,300
	American Water Works Co. Inc.	59,097	7,524
	PPL Corp.	236,037	6,975
	CMS Energy Corp.	92,605	5,839
	Evergy Inc.	79,400	5,161
	CenterPoint Energy Inc.	163,016	4,514
	Alliant Energy Corp.	77,400	4,060
	NiSource Inc.	122,492	3,620
	AES Corp.	218,000	3,342
	Avangrid Inc.	18,659	943
			69,685
Total Common Stocks (Cost $4,700,010)			6,226,168
Temporary Cash Investment (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 2.249% (Cost $9,801)	98,013	9,802
Total Investments (100.0%) (Cost $4,709,811)			6,235,970

13

FTSE Social Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	294
Receivables for Accrued Income	9,415
Receivables for Capital Shares Issued	14,561
Other Assets[4]	494
Total Other Assets	24,764
Liabilities
Payables for Investment Securities Purchased	(8,398)
Collateral for Securities on Loan	(9,085)
Payables for Capital Shares Redeemed	(5,098)
Payables to Vanguard	(1,004)
Variation Margin Payable—Futures Contracts	(7)
Total Liabilities	(23,592)
Net Assets (100%)	6,237,142

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	4,726,069
Total Distributable Earnings (Loss)	1,511,073
Net Assets	6,237,142

Investor Shares—Net Assets
Applicable to 2,996,296 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	58,775
Net Asset Value Per Share—Investor Shares	$19.62

Amount
($000)
Admiral Shares—Net Assets
Applicable to 127,522,009 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,477,504
Net Asset Value Per Share—Admiral Shares	$27.27

Institutional Shares—Net Assets
Applicable to 137,581,493 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,700,863
Net Asset Value Per Share—Institutional Shares	$19.63

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,990,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $9,085,000 of collateral received for securities on loan.

4   Cash of $447,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	71		10,383	159

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	93,808
Interest[1]	172
Securities Lending—Net	163
Total Income	94,143
Expenses
The Vanguard Group—Note B
Investment Advisory Services	780
Management and Administrative—Investor Shares	3,297
Management and Administrative—Admiral Shares	1,007
Management and Administrative—Institutional Shares	2,070
Marketing and Distribution—Investor Shares	295
Marketing and Distribution—Admiral Shares	31
Marketing and Distribution—Institutional Shares	81
Custodian Fees	116
Auditing Fees	32
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	36
Trustees’ Fees and Expenses	3
Total Expenses	7,771
Net Investment Income	86,372
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	229,814
Futures Contracts	157
Realized Net Gain (Loss)	229,971
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(79,582)
Futures Contracts	78
Change in Unrealized Appreciation (Depreciation)	(79,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	236,839

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $164,000, $6,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $227,305,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,372	69,426
Realized Net Gain (Loss)	229,971	(2,106)
Change in Unrealized Appreciation (Depreciation)	(79,504)	739,335
Net Increase (Decrease) in Net Assets Resulting from Operations	236,839	806,655
Distributions
Net Investment Income
Investor Shares	(40,288)	(35,275)
Admiral Shares	(8,771)	—
Institutional Shares	(36,429)	(27,400)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(85,488)	(62,675)
Capital Share Transactions
Investor Shares	(2,824,591)	444,974
Admiral Shares	3,456,334	—
Institutional Shares	288,120	581,627
Net Increase (Decrease) from Capital Share Transactions	919,863	1,026,601
Total Increase (Decrease)	1,071,214	1,770,581
Net Assets
Beginning of Period	5,165,928	3,395,347
End of Period	6,237,142	5,165,928

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.27	$16.14	$13.95	$12.99	$12.74
Investment Operations
Net Investment Income	.293[1]	.290[1]	.256[1]	.241	.183
Net Realized and Unrealized Gain (Loss) on Investments	.362	3.108	2.175	1.025	.231
Total from Investment Operations	.655	3.398	2.431	1.266	.414
Distributions
Dividends from Net Investment Income	(.305)	(.268)	(.241)	(.306)	(.164)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.305)	(.268)	(.241)	(.306)	(.164)
Net Asset Value, End of Period	$19.62	$19.27	$16.14	$13.95	$12.99

Total Return[2]	3.53%	21.27%	17.61%	9.95%	3.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59	$2,817	$1,952	$1,435	$1,131
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.65%	1.71%	1.87%	1.63%
Portfolio Turnover Rate[3]	11%	8%	11%	16%	20%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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FTSE Social Index Fund

Financial Highlights

Admiral Shares
February 7, 2019[1] to
For a Share Outstanding Throughout the Period	August 31, 2019
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.273
Net Realized and Unrealized Gain (Loss) on Investments	2.183
Total from Investment Operations	2.456
Distributions
Dividends from Net Investment Income	(.186)
Distributions from Realized Capital Gains	—
Total Distributions	(.186)
Net Asset Value, End of Period	$27.27

Total Return[3]	9.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,478
Ratio of Total Expenses to Average Net Assets	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	1.79%[4]
Portfolio Turnover Rate[5]	11%[6]

1   Inception

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Annualized.

5   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

6   Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

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FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.28	$16.15	$13.96	$13.00	$12.75
Investment Operations
Net Investment Income	.314[1]	.305[1]	.271[1]	.254	.193
Net Realized and Unrealized Gain (Loss) on Investments	.351	3.105	2.175	1.029	.233
Total from Investment Operations	.665	3.410	2.446	1.283	.426
Distributions
Dividends from Net Investment Income	(.315)	(.280)	(.256)	(.323)	(.176)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.315)	(.280)	(.256)	(.323)	(.176)
Net Asset Value, End of Period	$19.63	$19.28	$16.15	$13.96	$13.00

Total Return	3.58%	21.34%	17.72%	10.09%	3.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,701	$2,349	$1,443	$876	$706
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.71%	1.79%	1.97%	1.73%
Portfolio Turnover Rate[2]	11%	8%	11%	16%	20%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Admiral Shares were issued on February 7, 2019.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

20

FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

21

FTSE Social Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $294,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

22

FTSE Social Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	226,911
Total Distributable Earnings (Loss)	(226,911)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	21,138
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(35,619)
Net Unrealized Gains (Losses)	1,526,159

*     The fund used capital loss carryforwards of $2,744,000 to offset taxable capital gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,709,811
Gross Unrealized Appreciation	1,746,038
Gross Unrealized Depreciation	(219,879)
Net Unrealized Appreciation (Depreciation)	1,526,159

E.  During the year ended August 31, 2019, the fund purchased $1,900,688,000 of investment securities and sold $978,935,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $423,499,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

23

FTSE Social Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $113,204,000 and $149,565,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.       Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,047,133	55,926	875,104	49,256
Issued in Lieu of Cash Distributions	35,663	1,980	31,033	1,813
Redeemed[1]	(3,907,387)	(201,067)	(461,163)	(25,902)
Net Increase (Decrease)—Investor Shares	(2,824,591)	(143,161)	444,974	25,167
Admiral Shares[2]
Issued[1]	3,569,059	131,708	—	—
Issued in Lieu of Cash Distributions	7,410	274	—	—
Redeemed	(120,135)	(4,460)	—	—
Net Increase (Decrease)—Admiral Shares	3,456,334	127,522	—	—
Institutional Shares
Issued	1,010,600	53,651	778,428	43,355
Issued in Lieu of Cash Distributions	35,748	1,947	26,908	1,569
Redeemed	(758,228)	(39,850)	(223,709)	(12,466)
Net Increase (Decrease)—Institutional Shares	288,120	15,748	581,627	32,458

1   In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include $3,361,780,000 from the conversion during the year ended August 31, 2019.

2   Inception was February 7, 2019, for Admiral Shares.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2019 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $85,488,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

27

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102019

Annual Report | August 31, 2019 Vanguard U.S. Sector Index Funds

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Utilities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Communication Services Index Fund	5
Consumer Discretionary Index Fund	15
Consumer Staples Index Fund	26
Energy Index Fund	36
Financials Index Fund	47
Health Care Index Fund	59
Industrials Index Fund	72
Information Technology Index Fund	84
Materials Index Fund	96
Utilities Index Fund	106
Trustees Approve Advisory Arrangements	118

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

Your Fund’s Performance at a Glance

•   For the 12 months ended August 31, 2019, returns for the Vanguard U.S. Sector Index Funds ranged from about –24% to more than 20%. All ten funds closely tracked their target indexes.

•   Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•   Four of the funds had positive returns, led by Vanguard Utilities Index, Consumer Staples Index, and Information Technology Index Funds. Six funds lost ground, notably Vanguard Energy Index and Materials Index Funds.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2019
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Communication Services	ETF	$1,000.00	$1,064.83	$0.52
	Admiral	1,000.00	1,064.73	0.52
Consumer Discretionary	ETF	$1,000.00	$1,066.52	$0.52
	Admiral	1,000.00	1,066.59	0.52
Consumer Staples	ETF	$1,000.00	$1,109.49	$0.53
	Admiral	1,000.00	1,109.51	0.53
Energy	ETF	$1,000.00	$874.53	$0.47
	Admiral	1,000.00	874.61	0.47
Financials	ETF	$1,000.00	$1,016.18	$0.51
	Admiral	1,000.00	1,016.12	0.51
Health Care	ETF	$1,000.00	$994.52	$0.50
	Admiral	1,000.00	994.59	0.50
Industrials	ETF	$1,000.00	$1,009.14	$0.51
	Admiral	1,000.00	1,009.14	0.51
Information Technology	ETF	$1,000.00	$1,112.08	$0.53
	Admiral	1,000.00	1,112.15	0.53
Materials	ETF	$1,000.00	$1,006.25	$0.51
	Admiral	1,000.00	1,006.37	0.51
Utilities	ETF	$1,000.00	$1,111.79	$0.53
	Admiral	1,000.00	1,111.90	0.53
Based on Hypothetical 5% Yearly Return
Communication Services	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Consumer Discretionary	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Consumer Staples	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Energy	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Financials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Health Care	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Industrials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Information Technology	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Materials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Utilities	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Communication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Discretionary Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Staples Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Energy Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Information Technology Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Utilities Index Fund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Communication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund ETF Shares Net Asset Value	1.47%	2.89%	9.00%	$23,679
Communication Services Index Fund ETF Shares Market Price	1.44	2.88	9.00	23,681
Communication Services Spliced Index	1.41	2.87	8.60	22,826
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Communication Services Spliced Index: MSCI US IMI/Telecommunication Services through February 28, 2010; MSCI US IMI/ Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/Communication Services 25/50 Transition Index through December 2, 2018; MSCI US IMI/Communication Services 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund Admiral Shares	1.46%	2.91%	9.02%	$237,116
Communication Services Spliced Index	1.41	2.87	8.60	228,261
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	1.44%	15.27%	136.81%
Communication Services Index Fund ETF Shares Net Asset Value	1.47	15.32	136.79
Communication Services Spliced Index	1.41	15.21	128.26

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Communication Services Index Fund

Sector Diversification

As of August 31, 2019

Advertising	1.6%
Alternative Carriers	3.4
Broadcasting	4.9
Cable & Satellite	12.7
Integrated Telecommunication Services	12.3
Interactive Home Entertainment	4.3
Interactive Media & Services	43.2
Movies & Entertainment	12.6
Publishing	2.1
Wireless Telecommunication Services	2.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Communication Services Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Diversified Telecommunication Services (15.7%)
	Alternative Carriers (3.5%)
	CenturyLink Inc.	1,445,038	16,445
*	Zayo Group Holdings Inc.	469,717	15,811
*	GCI Liberty Inc. Class A	160,095	9,964
*	Vonage Holdings Corp.	682,995	9,029
	Cogent Communications Holdings Inc.	130,445	7,943
*	Iridium Communications Inc.	284,135	6,870
*	Bandwidth Inc. Class A	21,998	1,918
*	Anterix Inc.	35,026	1,357
*	ORBCOMM Inc.	224,373	1,034
*,^	Globalstar Inc.	1,720,737	651

	Integrated Telecommunication Services (12.2%)
	AT&T Inc.	4,384,111	154,584
	Verizon Communications Inc.	1,612,283	93,770
	ATN International Inc.	33,076	1,879
^	Consolidated Communications Holdings Inc.	211,826	854
*	Cincinnati Bell Inc.	134,409	730
*,^	Pareteum Corp.	295,866	633
*,^	Frontier Communications Corp.	313,211	251
			323,723

Entertainment (16.9%)
	Interactive Home Entertainment (4.3%)
	Activision Blizzard Inc.	660,377	33,415
*	Electronic Arts Inc.	283,705	26,578
*	Take-Two Interactive Software Inc.	142,596	18,818
*	Zynga Inc. Class A	1,598,283	9,126
*	Glu Mobile Inc.	342,956	1,523

	Movies & Entertainment (12.6%)
	Walt Disney Co.	680,414	93,394
*	Netflix Inc.	306,929	90,160
*	Live Nation Entertainment Inc.	190,285	13,227
*	Liberty Media Corp- Liberty Formula One	292,022	12,189
	Viacom Inc. Class B	446,073	11,143
	Cinemark Holdings Inc.	211,516	8,072
*	Madison Square Garden Co. Class A	30,238	7,630
	World Wrestling Entertainment Inc. Class A	83,972	5,998
*	IMAX Corp.	163,870	3,428
*	Liberty Media Corp- Liberty Formula One Class A	76,593	3,032
*	Liberty Media Corp- Liberty Braves Class C	106,478	2,924
	Lions Gate Entertainment Corp. Class B	262,241	2,187
	Lions Gate Entertainment Corp. Class A	213,443	1,927
	Marcus Corp.	56,813	1,907
^	AMC Entertainment Holdings Inc. Class A	147,097	1,634
*	Liberty Media Corp- Liberty Braves Class A	25,254	694
*	Reading International Inc. Class A	43,499	539
			349,545
Interactive Media & Services (43.1%)
*	Facebook Inc. Class A	1,661,204	308,436
*	Alphabet Inc. Class C	199,525	237,056
*	Alphabet Inc. Class A	188,971	224,976

*	Twitter Inc.	667,296	28,460
*	IAC/InterActiveCorp	81,794	20,828
*	Snap Inc.	859,830	13,611
^	Match Group Inc.	126,971	10,767
*,^	Zillow Group Inc.	245,524	8,453
*	Pinterest Inc. Class A (XNYS)	224,629	7,732
*	TripAdvisor Inc.	180,866	6,871
*	Yelp Inc. Class A	201,271	6,745
*	Zillow Group Inc. Class A	163,061	5,572
*	Cargurus Inc.	84,646	2,761
*	Liberty TripAdvisor Holdings Inc. Class A	213,448	1,865
*	Cars.com Inc.	187,551	1,671
*	Eventbrite Inc. Class A	74,815	1,308
*,^	ANGI Homeservices Inc. Class A	153,126	1,188
*	TrueCar Inc.	249,873	989
*	Care.com Inc.	86,675	857
*	Meet Group Inc.	209,788	724
			890,870
Media (21.2%)
	Advertising (1.6%)
	Omnicom Group Inc.	232,590	17,691
	Interpublic Group of Cos. Inc.	522,079	10,379
	National CineMedia Inc.	187,737	1,539
*	Cardlytics Inc.	33,402	1,255
	Emerald Expositions Events Inc.	74,526	713
*	Boston Omaha Corp. Class A	25,359	519
*	comScore Inc.	132,207	246

Broadcasting (4.9%)
	CBS Corp. Class B	355,791	14,965
	Fox Corp. Class A	405,450	13,449
*	Discovery Communications Inc.	419,165	10,911
*	Discovery Communications Inc. Class A	301,181	8,313
	Tribune Media Co. Class A	175,850	8,191
	Fox Corp. Class B	249,336	8,178
	Nexstar Media Group Inc. Class A	80,310	7,942
	Sinclair Broadcast Group Inc. Class A	174,368	7,772
	TEGNA Inc.	493,806	7,066
*	AMC Networks Inc. Class A	123,371	5,983
*	Gray Television Inc.	246,685	3,774
	EW Scripps Co. Class A	142,235	1,758
	Entercom Communications Corp. Class A	367,494	1,308
*	Hemisphere Media Group Inc. Class A	52,531	624
	Entravision Communications Corp. Class A	181,343	555

	Cable & Satellite (12.7%)
	Comcast Corp. Class A	2,143,436	94,869
*	Charter Communications Inc. Class A	135,053	55,316
*	Liberty Global plc	572,295	14,948
*	Liberty Broadband Corp.	126,114	13,298
*	DISH Network Corp. Class A	327,732	10,999
	Cable One Inc.	8,334	10,814
*	Liberty Media Corp- Liberty SiriusXM Class C	260,179	10,618
*	Liberty Global plc Class A	340,124	9,088
^	Sirius XM Holdings Inc.	1,461,512	9,018
*	Liberty Broadband Corp. Class A	83,605	8,758
*	Liberty Media Corp- Liberty SiriusXM Class A	193,490	7,834
*	Liberty Latin America Ltd.	349,373	5,761
*	Altice USA Inc. Class A	141,015	4,073
*	MSG Networks Inc.	181,490	2,976
*	Liberty Latin America Ltd. Class A	129,135	2,120
*	Loral Space & Communications Inc.	35,174	1,301
*	WideOpenWest Inc.	74,570	419

	Publishing (2.0%)
	News Corp. Class A	702,396	9,658
	New York Times Co. Class A	257,521	7,520
	John Wiley & Sons Inc. Class A	134,857	6,001
	News Corp. Class B	393,475	5,572
	Meredith Corp.	118,687	5,196
	Gannett Co. Inc.	339,038	3,567
	Scholastic Corp.	89,454	3,137
	New Media Investment Group Inc.	162,367	1,425
	Tribune Publishing Co.	48,173	368
			437,785

Communication Services Index Fund

			Market
			Value•
		Shares	($000)
	Wireless Telecommunication Services (2.9%)
*	T-Mobile US Inc.	382,809	29,878
*	Sprint Corp.	2,196,337	14,913
	Telephone & Data Systems Inc.	300,442	7,571
	Shenandoah Telecommunications Co.	140,221	4,423
*	Boingo Wireless Inc.	127,232	1,638
*	United States Cellular Corp.	39,551	1,423
*,^	Gogo Inc.	170,160	684
			60,530
	Total Common Stocks (Cost $2,058,791)		2,062,453
	Temporary Cash Investment (1.2%)[1]
	Money Market Fund (1.2%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $24,582)	245,806	24,583
	Total Investments (101.0%) (Cost $2,083,373)		2,087,036

			Amount
			($000)
	Other Assets and Liabilities (-1.0%)
	Other Assets
	Investment in Vanguard		98
	Receivables for Accrued Income		768
	Receivables for Capital Shares Issued		12
	Unrealized Appreciation—OTC Swap Contracts		135
	Other Assets		186
	Total Other Assets		1,199
	Liabilities
	Payables for Investment Securities Purchased		(2,000)
	Collateral for Securities on Loan		(19,442)
	Payables for Capital Shares Redeemed		(215)
	Payables to Vanguard		(352)
	Total Liabilities		(22,009)
	Net Assets (100.0%)		2,066,226

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,407,541
Total Distributable Earnings (Loss)	(341,315)
Net Assets	2,066,226

ETF Shares—Net Assets
Applicable to 23,114,812 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,016,441
Net Asset Value Per Share—ETF Shares	$87.24

Admiral Shares—Net Assets
Applicable to 1,119,866 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	49,785
Net Asset Value Per Share—Admiral Shares	$44.46

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,619,000.

1

The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.0%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Includes $19,442,000 of collateral received for securities on loan. OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Sirius XM Holdings Inc.	2/4/20	GSI	3,881	(2.182)		135	—

1	Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	19,426
Interest[1]	54
Securities Lending—Net	225
Total Income	19,705
Expenses
The Vanguard Group—Note B
Investment Advisory Services	236
Management and Administrative—ETF Shares	1,075
Management and Administrative—Admiral Shares	35
Marketing and Distribution—ETF Shares	91
Marketing and Distribution—Admiral Shares	3
Custodian Fees	42
Auditing Fees	33
Shareholders’ Reports—ETF Shares	139
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,656
Net Investment Income	18,049
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	21,649
Futures Contracts	(68)
Swap Contracts	(302)
Realized Net Gain (Loss)	21,279
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(5,924)
Swap Contracts	135
Change in Unrealized Appreciation (Depreciation)	(5,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,539

1

Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $83,266,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,049	39,579
Realized Net Gain (Loss)	21,279	(198,104)
Change in Unrealized Appreciation (Depreciation)	(5,789)	102,207
Net Increase (Decrease) in Net Assets Resulting from Operations	33,539	(56,318)
Distributions
Net Investment Income
ETF Shares	(14,813)	(43,280)
Admiral Shares	(463)	(1,863)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(15,276)	(45,143)
Capital Share Transactions
ETF Shares	983,508	(275,041)
Admiral Shares	3,352	(659)
Net Increase (Decrease) from Capital Share Transactions	986,860	(275,700)
Total Increase (Decrease)	1,005,123	(377,161)
Net Assets
Beginning of Period	1,061,103	1,438,264
End of Period	2,066,226	1,061,103

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$86.83		$93.54		$95.16		$83.80	$88.44
Investment Operations
Net Investment Income	.917	1	3.067	1	3.108	1	2.622	2.789
Net Realized and Unrealized Gain (Loss) on Investments	.316		(6.297)		(1.587)		12.811	(5.178)
Total from Investment Operations	1.233		(3.230)		1.521		15.433	(2.389)
Distributions
Dividends from Net Investment Income	(.823)		(3.480)		(3.141)		(4.073)	(2.251)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(.823)		(3.480)		(3.141)		(4.073)	(2.251)
Net Asset Value, End of Period	$87.24		$86.83		$93.54		$95.16	$83.80

Total Return	1.47%		-3.50%		1.62%		19.14%	-2.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,016		$1,015		$1,388		$1,483	$795
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.09%		3.48%		3.26%		3.10%	3.20%
Portfolio Turnover Rate[2]	33%		84%		18%		20%	18%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$44.25		$47.67		$48.50		$42.71	$45.07
Investment Operations
Net Investment Income	.470	1	1.554	1	1.601	1	1.337	1.419
Net Realized and Unrealized Gain (Loss) on Investments	.157		(3.199)		(.829)		6.529	(2.637)
Total from Investment Operations	.627		(1.645)		.772		7.866	(1.218)
Distributions
Dividends from Net Investment Income	(.417)		(1.775)		(1.602)		(2.076)	(1.142)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(.417)		(1.775)		(1.602)		(2.076)	(1.142)
Net Asset Value, End of Period	$44.46		$44.25		$47.67		$48.50	$42.71

Total Return[2]	1.46%		-3.48%		1.61%		19.14%	-2.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50		$46		$50		$65	$24
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.09%		3.48%		3.26%		3.10%	3.20%
Portfolio Turnover Rate[3]	33%		84%		18%		20%	18%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Notes to Financial Statements

Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Communication Services Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Communication Services Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $98,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	2,062,453	—	—
Temporary Cash Investments	24,583	—	—
Swap Contracts—Assets	—	135	—
Total	2,087,036	135	—

D.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards, and swap agreements were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	71,808
Total Distributable Earnings (Loss)	(71,808)

Communication Services Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	5,528
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(350,254)
Net Unrealized Gains (Losses)	3,663

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	2,083,373
Gross Unrealized Appreciation	121,114
Gross Unrealized Depreciation	(117,451)
Net Unrealized Appreciation (Depreciation)	3,663

E.      During the year ended August 31, 2019, the fund purchased $2,369,423,000 of investment securities and sold $1,382,644,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,808,725,000 and $847,199,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.       Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,833,068	21,800	499,222	5,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(849,560)	(10,375)	(774,263)	(8,775)
Net Increase (Decrease)—ETF Shares	983,508	11,425	(275,041)	(3,150)
Admiral Shares
Issued	27,900	653	29,914	666
Issued in Lieu of Cash Distributions	387	9	1,591	35
Redeemed	(24,935)	(584)	(32,164)	(711)
Net Increase (Decrease)—Admiral Shares	3,352	78	(659)	(10)

G.     Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value of a $10,000 Investment
	Periods Ended August 31, 2019
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Net Asset Value	-0.14%	11.41%	17.24%	$49,084
Consumer Discretionary Index Fund ETF Shares Market Price	-0.25	11.41	17.23	49,040
Consumer Discretionary Spliced Index	-0.09	11.50	17.37	49,622
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Consumer Discretionary Spliced Index: MSCI US IMI/Consumer Discretionary through February 28, 2010; MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 Transition Index through December 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	-0.14%	11.42%	17.25%	$490,888
Consumer Discretionary Spliced Index	-0.09	11.50	17.37	496,221
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	-0.25%	71.61%	390.40%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	-0.14	71.67	390.84
Consumer Discretionary Spliced Index	-0.09	72.34	396.22

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Sector Diversification

As of August 31, 2019

Apparel Retail	4.9%
Apparel, Accessories & Luxury Goods	3.2
Auto Parts & Equipment	2.4
Automobile Manufacturers	3.6
Automotive Retail	3.5
Casinos & Gaming	2.3
Computer & Electronics Retail	0.6
Consumer Electronics	0.8
Department Stores	0.6
Distributors	1.1
Education Services	1.1
Footwear	4.0
General Merchandise Stores	4.1
Home Furnishings	0.6
Home Improvement Retail	11.3
Homebuilding	2.9
Homefurnishing Retail	0.6
Hotels, Resorts & Cruise Lines	4.6
Household Appliances	0.5
Housewares & Specialties	0.2
Internet & Direct Marketing Retail	28.2
Leisure Facilities	0.8
Leisure Products	1.1
Motorcycle Manufacturers	0.2
Restaurants	13.8
Specialized Consumer Services	1.1
Specialty Stores	1.8
Tires & Rubber	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Auto Components (2.6%)
	Aptiv plc	290,991	24,202
	Gentex Corp.	300,041	7,981
	Lear Corp.	69,516	7,804
	BorgWarner Inc.	234,626	7,656
	Autoliv Inc.	98,844	6,761
*	Fox Factory Holding Corp.	45,274	3,261
	Goodyear Tire & Rubber Co.	269,344	3,089
	LCI Industries	30,602	2,593
*	Visteon Corp.	35,737	2,465
*	Dorman Products Inc.	33,791	2,402
	Adient plc	111,446	2,248
	Dana Inc.	172,881	2,201
*,^	Veoneer Inc.	132,712	1,947
*	Gentherm Inc.	44,983	1,651
	Cooper Tire & Rubber Co.	63,663	1,495
	Delphi Technologies plc	109,386	1,447
*	Stoneridge Inc.	40,593	1,247
	Standard Motor Products Inc.	27,544	1,220
	Tower International Inc.	35,593	1,101
*	Garrett Motion Inc.	95,913	944
*	Cooper-Standard Holdings Inc.	24,695	925
*	American Axle & Manufacturing Holdings Inc.	144,059	913
*	Modine Manufacturing Co.	74,906	765
	Tenneco Inc. Class A	76,946	671
*	Motorcar Parts of America Inc.	34,299	498
			87,487
Automobiles (3.8%)
	General Motors Co.	1,399,823	51,920
	Ford Motor Co.	4,281,588	39,262
*,^	Tesla Inc.	112,249	25,325
	Harley-Davidson Inc.	185,461	5,916
	Thor Industries Inc.	64,483	2,960
	Winnebago Industries Inc.	40,794	1,306
			126,689
Distributors (1.0%)
	Genuine Parts Co.	163,467	14,759
*	LKQ Corp.	358,095	9,407
	Pool Corp.	45,730	8,981
	Core-Mark Holding Co. Inc.	57,912	1,876
*	Funko Inc. Class A	19,315	463
			35,486
Diversified Consumer Services (2.3%)
*	Bright Horizons Family
	Solutions Inc.	65,241	10,768
	Service Corp. Internationa	205,042	9,493
*	ServiceMaster Global Holdings Inc.	154,243	8,798
*	Grand Canyon Education Inc.	55,079	6,918
	H&R Block Inc.	235,877	5,713
*	frontdoor Inc.	100,857	5,178
*	Chegg Inc.	120,562	4,779
	Strategic Education Inc.	25,838	4,373
	Graham Holdings Co. Class B	5,145	3,622
*	Adtalem Global Education Inc.	70,168	2,998
*	Sotheby’s	46,679	2,696
*	Laureate Education Inc. Class A	121,520	2,224
*	Weight Watchers International Inc.	63,841	1,915
*	Career Education Corp.	92,745	1,902
*	K12 Inc.	49,527	1,305
*,^	OneSpaWorld Holdings Ltd.	63,145	991
*	Houghton Mifflin Harcourt Co.	153,825	915
*	Regis Corp.	51,140	827
	Carriage Services Inc. Class A	34,582	736
*	American Public Education Inc.	26,970	653
			76,804
Hotels, Restaurants & Leisure (21.4%)
	McDonald’s Corp.	836,564	182,346
	Starbucks Corp.	1,334,067	128,818
	Marriott International Inc. Class A	315,431	39,763
	Yum! Brands Inc.	339,567	39,655
	Hilton Worldwide Holdings Inc.	309,871	28,623
*	Chipotle Mexican Grill Inc. Class A	28,996	24,311
	Las Vegas Sands Corp.	391,148	21,697
	Carnival Corp.	467,007	20,586
	Royal Caribbean Cruises Ltd.	195,766	20,415
	Darden Restaurants Inc.	138,417	16,746
	MGM Resorts International	565,474	15,867
*	Norwegian Cruise Line Holdings Ltd.	245,993	12,484
	Wynn Resorts Ltd.	109,217	12,030
	Aramark	279,476	11,419
	Vail Resorts Inc.	45,674	10,792
	Domino’s Pizza Inc.	44,368	10,064
	Dunkin’ Brands Group Inc.	94,523	7,792
*	Caesars Entertainment Corp.	647,426	7,452
*	Planet Fitness Inc. Class A	99,143	7,001
	Wyndham Hotels & Resorts Inc.	114,005	5,858
	Churchill Downs Inc.	43,172	5,321
	Six Flags Entertainment Corp.	87,202	5,160
	Wyndham Destinations Inc.	113,609	5,037
	Wendy’s Co.	222,157	4,887
	Marriott Vacations Worldwide Corp.	46,454	4,580
	Texas Roadhouse Inc. Class A	79,204	4,076
	Cracker Barrel Old Country Store Inc.	23,829	3,941
	Choice Hotels International Inc.	43,317	3,941
*	Hilton Grand Vacations Inc.	114,757	3,875
	Hyatt Hotels Corp. Class A	50,491	3,643
	Wingstop Inc.	35,774	3,584
*	Shake Shack Inc. Class A	34,915	3,462
	Extended Stay America Inc.	221,652	3,114
*,^	Eldorado Resorts Inc.	76,950	2,963
	Jack in the Box Inc.	31,872	2,719
*	Penn National Gaming Inc.	137,074	2,628
	Boyd Gaming Corp.	101,944	2,451
*	SeaWorld Entertainment Inc.	72,052	2,090
	Dave & Buster’s Entertainment Inc.	47,916	2,063
	Cheesecake Factory Inc.	53,357	2,027
*	Denny’s Corp.	84,397	1,991
	Bloomin’ Brands Inc.	107,925	1,947
	Brinker International Inc.	48,904	1,858
	Red Rock Resorts Inc. Class A	87,149	1,817
	Papa John’s International Inc.	31,559	1,570
	Dine Brands Global Inc.	21,580	1,522
	International Speedway Corp. Class A	33,329	1,500
*	Scientific Games Corp.	72,650	1,343
	BJ’s Restaurants Inc.	29,448	1,073
*	Everi Holdings Inc.	99,819	892
*	Monarch Casino & Resort Inc.	19,951	885
*	Lindblad Expeditions Holdings Inc.	45,318	846
	Ruth’s Hospitality Group Inc.	43,315	843
*	Playa Hotels & Resorts NV	99,462	805
*	Chuy’s Holdings Inc.	31,648	803
*	Red Robin Gourmet Burgers Inc.	23,648	792
	Twin River Worldwide Holdings Inc.	34,625	784
*	Del Taco Restaurants Inc.	62,812	702
*	Golden Entertainment Inc.	39,638	562
	Speedway Motorsports Inc.	27,556	544
*	Carrols Restaurant Group Inc.	70,380	514
*	El Pollo Loco Holdings Inc.	49,815	509
	BBX Capital Corp. Class A	120,314	499

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Habit Restaurants Inc. Class A	49,945	438
*	Fiesta Restaurant Group Inc.	49,494	428
*	PlayAGS Inc.	43,451	423
*	Biglari Holdings Inc. Class B	3,725	327
*	Biglari Holdings Inc.	275	121
			721,619
Household Durables (5.1%)
	DR Horton Inc.	397,754	19,677
	Lennar Corp. Class A	324,122	16,530
*	Roku Inc.	92,119	13,943
*	NVR Inc.	3,856	13,878
	Garmin Ltd.	147,751	12,052
	PulteGroup Inc.	301,621	10,195
	Whirlpool Corp.	71,953	10,008
*	Mohawk Industries Inc.	71,198	8,465
	Newell Brands Inc.	482,474	8,009
	Toll Brothers Inc.	160,559	5,811
	Leggett & Platt Inc.	149,773	5,570
*	Helen of Troy Ltd.	31,367	4,815
*	Tempur Sealy International Inc.	55,278	4,263
*	TopBuild Corp.	42,629	3,948
*	Taylor Morrison Home Corp. Class A	141,975	3,388
*	Meritage Homes Corp.	47,205	3,084
	KB Home	98,325	2,762
*	TRI Pointe Group Inc.	175,150	2,452
	MDC Holdings Inc.	62,531	2,418
*	Cavco Industries Inc.	11,694	2,146
*	LGI Homes Inc.	25,252	2,058
*,^	iRobot Corp.	33,095	2,046
*	Skyline Champion Corp.	70,133	1,964
	La-Z-Boy Inc.	59,502	1,896
*	Installed Building Products Inc.	29,253	1,665
*	M/I Homes Inc.	40,436	1,461
*	Century Communities Inc.	37,426	1,055
*	Universal Electronics Inc.	22,783	1,029
*	William Lyon Homes Class A	53,294	942
	Tupperware Brands Corp.	64,426	838
*	Beazer Homes USA Inc.	59,469	745
	Ethan Allen Interiors Inc.	41,766	718
*	Sonos Inc.	46,071	669
*,^	GoPro Inc. Class A	169,557	656
*	Green Brick Partners Inc.	58,468	537
	Hooker Furniture Corp.	22,974	410
	Hamilton Beach Brands Holding Co. Class A	21,892	310
*	Lovesac Co.	14,311	246
			172,659
Internet & Direct Marketing Retail (28.1%)
*	Amazon.com Inc.	410,322	728,851
*	Booking Holdings Inc.	47,789	93,973
	eBay Inc.	924,062	37,231
*	MercadoLibre Inc.	47,631	28,321
	Expedia Group Inc.	158,804	20,660
*	Wayfair Inc.	66,930	7,546
*	Etsy Inc.	134,298	7,090
*	GrubHub Inc.	103,762	6,157
*	Qurate Retail Group Inc. QVC Group Class A	477,123	5,110
*	Shutterfly Inc.	42,570	2,166
*	Stamps.com Inc.	24,924	1,604
*	Groupon Inc. Class A	579,960	1,438
*,^	Stitch Fix Inc. Class A	57,041	1,087
*	Shutterstock Inc.	27,368	961
*	Quotient Technology Inc.	118,527	870
*,^	Overstock.com Inc.	54,369	855
*	1-800-Flowers.com Inc. Class A	42,259	622
^	PetMed Express Inc.	36,263	573
*	Duluth Holdings Inc.	36,759	338
*	Lands’ End Inc.	29,850	231
*,^	Waitr Holdings Inc.	86,374	150
*	Chewy Inc.	1,525	50
			945,884
Leisure Products (1.1%)
	Hasbro Inc.	134,848	14,897
	Polaris Inc.	67,207	5,512
	Brunswick Corp.	100,472	4,682
*,^	Mattel Inc.	400,076	3,921
	Callaway Golf Co.	120,330	2,137
	Acushnet Holdings Corp.	48,332	1,255
	Sturm Ruger & Co. Inc.	24,391	1,000
*	Malibu Boats Inc. Class A	29,240	814
*,^	YETI Holdings Inc.	27,723	783
	Johnson Outdoors Inc. Class A	10,318	578
*	Vista Outdoor Inc.	95,574	534
*	American Outdoor Brands Corp.	88,469	532
*	MasterCraft Boat Holdings Inc.	32,209	488
			37,133
Multiline Retail (4.6%)
	Target Corp.	569,351	60,943
	Dollar General Corp.	287,968	44,949
*	Dollar Tree Inc.	263,349	26,738
	Kohl’s Corp.	186,739	8,825
	Macy’s Inc.	348,097	5,138
	Nordstrom Inc.	136,174	3,945
*	Ollie’s Bargain Outlet Holdings Inc.	64,348	3,568
	Big Lots Inc.	51,777	1,178
^	Dillard’s Inc. Class A	18,070	1,058
*,^	JC Penney Co. Inc.	561,357	418
			156,760
Other (0.0%)[2]
*,§	Media General Inc. CVR	69,182	3

Specialty Retail (22.5%)
	Home Depot Inc.	1,208,954	275,533
	Lowe’s Cos. Inc.	878,243	98,539
	TJX Cos. Inc.	1,342,118	73,776
	Ross Stores Inc.	409,204	43,380
*	O’Reilly Automotive Inc.	87,027	33,397
*	AutoZone Inc.	27,567	30,370
	Best Buy Co. Inc.	273,455	17,405
*	CarMax Inc.	189,950	15,819
*	Burlington Stores Inc.	75,584	15,305
*	Ulta Beauty Inc.	62,918	14,957
	Tractor Supply Co.	136,487	13,905
	Advance Auto Parts Inc.	81,474	11,239
	Tiffany & Co.	122,889	10,430
*	Five Below Inc.	62,991	7,740
	Williams-Sonoma Inc.	92,893	6,112
	Aaron’s Inc.	80,536	5,163
	Foot Locker Inc.	130,382	4,719
*,^	Carvana Co. Class A	55,162	4,477
	L Brands Inc.	267,191	4,411
	Gap Inc.	261,582	4,130
*	Floor & Decor Holdings Inc. Class A	80,665	3,970
	Lithia Motors Inc. Class A	27,529	3,608
	American Eagle Outfitters Inc.	197,615	3,324
*	Murphy USA Inc.	36,973	3,305
*	RH	22,892	3,279
*	AutoNation Inc.	66,683	3,165
	Monro Inc.	39,603	3,078
	Dick’s Sporting Goods Inc.	88,300	3,006
*	National Vision Holdings Inc.	95,498	2,708
*	Asbury Automotive Group Inc.	25,256	2,382
*	Urban Outfitters Inc.	91,419	2,140
	Penske Automotive Group Inc.	48,076	2,057
*	Sally Beauty Holdings Inc.	147,564	1,805
*	Sleep Number Corp.	42,847	1,793
	Group 1 Automotive Inc.	23,964	1,791
	Children’s Place Inc.	20,469	1,786
^	Bed Bath & Beyond Inc.	167,213	1,617
*	Rent-A-Center Inc.	60,606	1,547
	Guess? Inc.	82,253	1,486
	Designer Brands Inc. Class A	87,869	1,449
	Abercrombie & Fitch Co.	82,010	1,199
	Sonic Automotive Inc. Class A	43,127	1,161
	Caleres Inc.	57,525	1,159
*	Genesco Inc.	28,468	1,016
	Office Depot Inc.	708,991	922
	Buckle Inc.	46,790	917
*	Zumiez Inc.	33,655	874
*	America’s Car-Mart Inc.	10,015	859
	Signet Jewelers Ltd.	69,358	849
*	Michaels Cos. Inc.	134,551	763
	Cato Corp. Class A	44,425	761
	Winmark Corp.	4,389	713
*	Conn’s Inc.	33,482	675
	Haverty Furniture Cos. Inc.	34,788	666
	Shoe Carnival Inc.	21,362	657
	Chico’s FAS Inc.	206,824	645
*	MarineMax Inc.	44,564	644
*	Hibbett Sports Inc.	34,389	569
*,^	Lumber Liquidators Holdings Inc.	54,655	514
^	GameStop Corp. Class A	124,333	494
	Tailored Brands Inc.	90,987	493
*,^	Party City Holdco Inc.	99,257	467
	Camping World Holdings Inc. Class A	58,634	446
*,^	At Home Group Inc.	63,485	428
*	Express Inc.	153,295	325
	Tile Shop Holdings Inc.	100,307	270
*,^	Ascena Retail Group Inc.	392,216	98
			758,687
Textiles, Apparel & Luxury Goods (7.2%)
	NIKE Inc. Class B	1,378,909	116,518
	VF Corp.	372,534	30,529
*	Lululemon Athletica Inc.	124,070	22,912
	Tapestry Inc.	326,345	6,739
	PVH Corp.	86,300	6,542
	Hanesbrands Inc.	409,923	5,600
	Ralph Lauren Corp. Class A	61,890	5,467
*	Deckers Outdoor Corp.	33,579	4,951

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Skechers U.S.A. Inc. Class A	155,855	4,934
	Carter’s Inc.	52,975	4,846
*	Capri Holdings Ltd.	170,871	4,508
*	Under Armour Inc. Class C	233,701	3,954
*	Under Armour Inc. Class A	210,506	3,918
	Columbia Sportswear Co.	36,687	3,441
	Steven Madden Ltd.	99,658	3,311
	Wolverine World Wide Inc.	111,447	2,892
*	Crocs Inc.	83,806	1,869
*	Kontoor Brands Inc.	53,221	1,822
	Oxford Industries Inc.	21,969	1,533
*	G-III Apparel Group Ltd.	54,083	1,109
*	Levi Strauss & Co. Class A	58,155	983
*,^	Fossil Group Inc.	69,453	889
*	Unifi Inc.	31,251	601
	Movado Group Inc.	25,795	555
*	Vera Bradley Inc.	48,931	518
	Culp Inc.	25,941	364
			241,305
Total Common Stocks (Cost $2,891,172)			3,360,516
Temporary Cash Investment (1.2%)1
Money Market Fund (1.2%)
3,4	Vanguard Market Liquidity Fund, 2.249% (Cost $39,999)	399,972	40,001
Total Investments (100.9%) (Cost $2,931,171)			3,400,517

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	165
Receivables for Accrued Income	4,427
Receivables for Capital Shares Issued	229
Unrealized Appreciation—OTC Swap Contracts	295
Total Other Assets	5,116
Liabilities
Payables for Investment Securities Purchased	(11)
Collateral for Securities on Loan	(35,172)
Payables for Capital Shares Redeemed	(400)
Payables to Vanguard	(543)
Other Liabilities	(44)
Total Liabilities	(36,170)
Net Assets (100%)	3,369,463

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,975,395
Total Distributable Earnings (Loss)	394,068
Net Assets	3,369,463

ETF Shares—Net Assets
Applicable to 17,078,664 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,048,742
Net Asset Value Per Share—ETF Shares	$178.51

Admiral Shares—Net Assets
Applicable to 3,471,010 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	320,721
Net Asset Value Per Share—Admiral Shares	$92.40

•      See Note A in Notes to Financial Statements.

*       Non-income-producing security.

^      Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,003,000.

§     Security value determined using significant unobservable inputs.

1     The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.0%, respectively, of net assets.

2     “Other” represents securities that are not classified by the fund’s benchmark index.

3     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4     Includes $35,172,000 of collateral received for securities on loan.

CVR—Contingent Value Rights.

OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Tesla Inc.	2/4/20	GSI	6,469	(2.182)	295	—

1     Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended August 31, 2019
($000)
Investment Income
Income
Dividends	40,911
Interest[1]	84
Securities Lending—Net	425
Total Income	41,420
Expenses
The Vanguard Group—Note B
Investment Advisory Services	483
Management and Administrative—ETF Shares	2,131
Management and Administrative—Admiral Shares	237
Marketing and Distribution—ETF Shares	132
Marketing and Distribution—Admiral Shares	19
Custodian Fees	—
Auditing Fees	33
Shareholders’ Reports—ETF Shares	146
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	2
Total Expenses	3,189
Net Investment Income	38,231
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	200,354
Futures Contracts	(463)
Swap Contracts	(1,847)
Realized Net Gain (Loss)	198,044
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(298,055)
Swap Contracts	295
Change in Unrealized Appreciation (Depreciation)	(297,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,485)

1     Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $80,000, ($4,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2     Includes $256,223,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019 ($000)	2018 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,231	36,568
Realized Net Gain (Loss)	198,044	177,750
Change in Unrealized Appreciation (Depreciation)	(297,760)	506,647
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,485)	720,965
Distributions
Net Investment Income
ETF Shares	(34,304)	(31,797)
Admiral Shares	(3,668)	(3,079)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(37,972)	(34,876)
Capital Share Transactions
ETF Shares	(55,912)	376,174
Admiral Shares	(1,729)	62,722
Net Increase (Decrease) from Capital Share Transactions	(57,641)	438,896
Total Increase (Decrease)	(157,098)	1,124,985
Net Assets
Beginning of Period	3,526,561	2,401,576
End of Period	3,369,463	3,526,561

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$180.85	$141.74	$126.45	$120.80	$111.79
Investment Operations
Net Investment Income	2.052[1]	2.066[1]	2.068[1]	1.875	1.542
Net Realized and Unrealized Gain (Loss) on Investments	(2.391)	39.031	15.248	6.259	8.900
Total from Investment Operations	(.339)	41.097	17.316	8.134	10.442
Distributions
Dividends from Net Investment Income	(2.001)	(1.987)	(2.026)	(2.484)	(1.432)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.001)	(1.987)	(2.026)	(2.484)	(1.432)
Net Asset Value, End of Period	$178.51	$180.85	$141.74	$126.45	$120.80

Total Return	-0.14%	29.22%	13.81%	6.84%	9.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,049	$3,199	$2,198	$1,926	$1,842
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.28%	1.53%	1.54%	1.31%
Portfolio Turnover Rate[2]	9%	28%	6%	7%	6%

1     Calculated based on average shares outstanding.

2     Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$93.61	$73.36	$65.45	$62.53	$57.87
Investment Operations
Net Investment Income	1.058[1]	1.073[1]	1.071[1]	.971	.805
Net Realized and Unrealized Gain (Loss) on Investments	(1.232)	20.205	7.890	3.239	4.595
Total from Investment Operations	(.174)	21.278	8.961	4.210	5.400
Distributions
Dividends from Net Investment Income	(1.036)	(1.028)	(1.051)	(1.290)	(.740)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.036)	(1.028)	(1.051)	(1.290)	(.740)
Net Asset Value, End of Period	$92.40	$93.61	$73.36	$65.45	$62.53

Total Return[2]	-0.14%	29.24%	13.81%	6.83%	9.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$321	$328	$204	$169	$139
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.28%	1.53%	1.54%	1.32%
Portfolio Turnover Rate[3]	9%	28%	6%	7%	6%

1     Calculated based on average shares outstanding.

2     Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3     Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Consumer Discretionary Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Consumer Discretionary Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $165,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,360,513	—	3
Temporary Cash Investments	40,001	—	—
Swap Contracts—Assets	—	295	—
Total	3,400,514	295	3

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	254,729
Total Distributable Earnings (Loss)	(254,729)

Consumer Discretionary Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6,994
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(81,895)
Net Unrealized Gains (Losses)	469,346

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,931,171
Gross Unrealized Appreciation	777,484
Gross Unrealized Depreciation	(308,138)
Net Unrealized Appreciation (Depreciation)	469,346

E.  During the year ended August 31, 2019, the fund purchased $909,089,000 of investment securities and sold $978,448,000 of investment securities, other than temporary cash investments. Purchases and sales include $562,262,000 and $679,156,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	625,380	3,592	754,991	4,555
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(681,292)	(4,200)	(378,817)	(2,375)
Net Increase (Decrease)—ETF Shares	(55,912)	(608)	376,174	2,180
Admiral Shares
Issued	108,968	1,234	131,064	1,547
Issued in Lieu of Cash Distributions	3,235	36	2,715	33
Redeemed	(113,932)	(1,303)	(71,057)	(854)
Net Increase (Decrease)—Admiral Shares	(1,729)	(33)	62,722	726

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund ETF Shares Net Asset Value	13.24%	8.59%	12.44%	$32,287
Consumer Staples Index Fund ETF Shares Market Price	13.25	8.59	12.43	32,277
Spliced US IMI/Consumer Staples 25/50	13.35	8.68	12.57	32,667
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 28, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	13.24%	8.60%	12.44%	$323,090
Spliced US IMI/Consumer Staples 25/50	13.35	8.68	12.57	326,674
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	13.25%	50.99%	222.77%
Consumer Staples Index Fund ETF Shares Net Asset Value	13.24	50.96	222.87
Spliced US IMI/Consumer Staples 25/50	13.35	51.64	226.67

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Sector Diversification

As of August 31, 2019

Agricultural Products	2.2%
Brewers	0.8
Distillers & Vintners	2.8
Drug Retail	2.3
Food Distributors	3.1
Food Retail	1.9
Household Products	23.5
Hypermarkets & Super Centers	13.0
Packaged Foods & Meats	17.4
Personal Products	3.7
Soft Drinks	21.5
Tobacco	7.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Beverages (25.0%)
	Coca-Cola Co.	11,631,638	640,205
	PepsiCo Inc.	4,068,726	556,317
	Constellation Brands Inc. Class A	523,539	106,985
*	Monster Beverage Corp.	1,272,300	74,646
	Brown-Forman Corp. Class B	980,152	57,819
	Molson Coors Brewing Co. Class B	617,955	31,738
*	Boston Beer Co. Inc. Class A	39,330	17,243
	Coca-Cola Consolidated Inc.	28,765	9,683
	MGP Ingredients Inc.	81,458	3,924
^	National Beverage Corp.	84,892	3,472
*,^	New Age Beverages Corp.	704,272	2,141
			1,504,173
Food & Staples Retailing (20.2%)
	Walmart Inc.	4,140,620	473,107
	Costco Wholesale Corp.	975,268	287,470
	Walgreens Boots Alliance Inc.	2,642,773	135,283
	Sysco Corp.	1,627,241	120,953
	Kroger Co.	2,805,127	66,425
*	US Foods Holding Corp.	725,032	29,327
	Casey’s General Stores Inc.	137,242	23,036
*	Performance Food Group Co.	383,197	17,930
*	BJ’s Wholesale Club Holdings Inc.	482,403	12,668
*	Sprouts Farmers Market Inc.	537,594	9,650
*	Chefs’ Warehouse Inc.	213,106	8,222
	PriceSmart Inc.	117,106	7,077
	Ingles Markets Inc. Class A	125,078	4,863
	Weis Markets Inc.	115,501	4,416
	Andersons Inc.	180,244	4,131
*	United Natural Foods Inc.	379,173	3,049
	SpartanNash Co.	281,352	3,030
^	Rite Aid Corp.	451,580	2,917
	Village Super Market Inc. Class A	102,878	2,569
			1,216,123
Food Products (19.6%)
	Mondelez International Inc. Class A	4,670,132	257,885
	General Mills Inc.	1,852,368	99,657
	Tyson Foods Inc. Class A	940,491	87,503
	Hershey Co.	467,530	74,094
	Archer-Daniels-Midland Co.	1,818,166	69,181
	McCormick & Co. Inc.	387,093	63,046
	Kraft Heinz Co.	2,106,322	53,753
	Kellogg Co.	824,707	51,792
	Conagra Brands Inc.	1,618,834	45,910
	Hormel Foods Corp.	954,094	40,654
	JM Smucker Co.	364,431	38,324
	Lamb Weston Holdings Inc.	481,751	33,910
	Bunge Ltd.	475,589	25,401
*	Post Holdings Inc.	218,194	21,752
	Campbell Soup Co.	423,463	19,056
*	Freshpet Inc.	386,180	18,954
	Ingredion Inc.	236,385	18,265
	Flowers Foods Inc.	689,269	15,715
	Sanderson Farms Inc.	95,564	14,298
*	Darling Ingredients Inc.	738,571	13,737
	J&J Snack Foods Corp.	66,576	12,853
	Lancaster Colony Corp.	79,166	11,550
*	TreeHouse Foods Inc.	214,307	10,855
*	Pilgrim’s Pride Corp.	319,823	9,966
*	Simply Good Foods Co.	329,010	9,749
*	Hostess Brands Inc. Class A	613,305	8,599
	Calavo Growers Inc.	91,594	8,120
*	Hain Celestial Group Inc.	391,916	7,466
	Cal-Maine Foods Inc.	153,405	6,219
	Tootsie Roll Industries Inc.	154,249	5,658
	John B Sanfilippo & Son Inc.	58,791	5,444
^	B&G Foods Inc.	316,828	5,364
	Fresh Del Monte Produce Inc.	184,061	4,793
*	Landec Corp.	316,273	3,476
*	Farmer Brothers Co.	133,265	1,618
			1,174,617
Household Products (23.4%)
	Procter & Gamble Co.	7,380,012	887,299
	Colgate-Palmolive Co.	2,549,627	189,055
	Kimberly-Clark Corp.	1,091,094	153,964
	Church & Dwight Co. Inc.	829,797	66,201
	Clorox Co.	404,693	64,006
	WD-40 Co.	68,918	12,564
	Energizer Holdings Inc.	259,238	9,981
	Spectrum Brands Holdings Inc.	169,655	9,478
*	Central Garden & Pet Co. Class A	278,710	6,706
*	Central Garden & Pet Co.	133,488	3,527
			1,402,781
Personal Products (3.6%)
	Estee Lauder Cos. Inc. Class A	693,865	137,378
*	Herbalife Nutrition Ltd.	434,823	14,971
	Medifast Inc.	110,412	11,037
	Coty Inc. Class A	1,105,055	10,553
	Nu Skin Enterprises Inc. Class A	237,273	9,638
*	Avon Products Inc.	2,178,456	9,476
	Inter Parfums Inc.	146,250	9,402
*	Edgewell Personal Care Co.	242,981	6,765
*	USANA Health Sciences Inc.	75,262	5,116
*	elf Beauty Inc.	264,360	4,314
			218,650
Tobacco (7.8%)
	Altria Group Inc.	5,203,097	227,583
	Philip Morris International Inc.	3,134,145	225,941
	Vector Group Ltd.	617,206	7,209
	Universal Corp.	125,785	6,297
			467,030
Total Common Stocks (Cost $5,317,434)			5,983,374
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $22,539)	225,375	22,540
Total Investments (100.0%) (Cost $5,339,973)			6,005,914

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	279
Receivables for Accrued Income	8,884
Receivables for Capital Shares Issued	927
Unrealized Appreciation—OTC Swap Contracts	719
Other Assets	140
Total Other Assets	10,949
Liabilities
Payables for Investment Securities Purchased	(25)
Collateral for Securities on Loan	(10,005)
Payables for Capital Shares Redeemed	(508)
Payables to Vanguard	(1,010)
Total Liabilities	(11,548)
Net Assets (100%)	6,005,315

Consumer Staples Index Fund

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,432,547
Total Distributable Earnings (Loss)	572,768
Net Assets	6,005,315

ETF Shares—Net Assets
Applicable to 34,228,990 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,295,785
Net Asset Value Per Share—ETF Shares	$154.72

Admiral Shares—Net Assets
Applicable to 9,300,749 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	709,530
Net Asset Value Per Share—Admiral Shares	$76.29

•      See Note A in Notes to Financial Statements.

*       Non-income-producing security.

^      Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,265,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $10,005,000 of collateral received for securities on loan. OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid)	[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%)		($000)	($000)
Campbell Soup Co.	2/4/20	GSI	7,378	(2.182)		492	—
Coca-Cola Co.	2/4/20	GSI	10,774	(2.182)		227	—
						719	—

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

At August 31, 2019, a counterparty had deposited in a segregated account securities with a value of $554,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	145,729
Interest[1]	171
Securities Lending—Net	474
Total Income	146,374
Expenses
The Vanguard Group—Note B
Investment Advisory Services	771
Management and Administrative—ETF Shares	3,305
Management and Administrative—Admiral Shares	466
Marketing and Distribution—ETF Shares	232
Marketing and Distribution—Admiral Shares	39
Custodian Fees	88
Auditing Fees	33
Shareholders’ Reports—ETF Shares	264
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	3
Total Expenses	5,216
Net Investment Income	141,158
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	112,531
Futures Contracts	(118)
Swap Contracts	3,000
Realized Net Gain (Loss)	115,413
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	407,624
Futures Contracts	(101)
Swap Contracts	719
Change in Unrealized Appreciation (Depreciation)	408,242
Net Increase (Decrease) in Net Assets Resulting from Operations	664,813

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $132,000, ($4,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $169,588,000 of net gain(loss) resulting from in-kind redemptions; such gain(loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,158	115,562
Realized Net Gain (Loss)	115,413	165,928
Change in Unrealized Appreciation (Depreciation)	408,242	(172,271)
Net Increase (Decrease) in Net Assets Resulting from Operations	664,813	109,219
Distributions
Net Investment Income
ETF Shares	(116,549)	(99,387)
Admiral Shares	(15,822)	(16,715)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(132,371)	(116,102)
Capital Share Transactions
ETF Shares	844,523	207,348
Admiral Shares	58,390	(152,708)
Net Increase (Decrease) from Capital Share Transactions	902,913	54,640
Total Increase (Decrease)	1,435,355	47,757
Net Assets
Beginning of Period	4,569,960	4,522,203
End of Period	6,005,315	4,569,960

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$140.13		$140.15		$139.97		$123.72	$117.12
Investment Operations
Net Investment Income	3.896	1	3.603	1	3.651	1	3.189	2.903
Net Realized and Unrealized Gain (Loss) on Investments	14.346		(.033)		.212		17.752	6.114
Total from Investment Operations	18.242		3.570		3.863		20.941	9.017
Distributions
Dividends from Net Investment Income	(3.652)		(3.590)		(3.683)		(4.691)	(2.417)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(3.652)		(3.590)		(3.683)		(4.691)	(2.417)
Net Asset Value, End of Period	$154.72		$140.13		$140.15		$139.97	$123.72

Total Return	13.24%		2.60%		2.83%		17.36%	7.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,296		$3,983		$3,780		$3,518	$2,393
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.71%		2.60%		2.63%		2.50%	2.53%
Portfolio Turnover Rate[2]	6%		8%		5%		6%	6%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$69.09		$69.10		$69.02		$61.01	$57.74
Investment Operations
Net Investment Income	1.923	1	1.776	1	1.797	1	1.575	1.431
Net Realized and Unrealized Gain (Loss) on Investments	7.076		(.018)		.101		8.752	3.025
Total from Investment Operations	8.999		1.758		1.898		10.327	4.456
Distributions
Dividends from Net Investment Income	(1.799)		(1.768)		(1.818)		(2.317)	(1.186)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(1.799)		(1.768)		(1.818)		(2.317)	(1.186)
Net Asset Value, End of Period	$76.29		$69.09		$69.10		$69.02	$61.01

Total Return[2]	13.24%		2.59%		2.81%		17.37%	7.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$710		$587		$742		$728	$319
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.71%		2.60%		2.63%		2.50%	2.53%
Portfolio Turnover Rate[3]	6%		8%		5%		6%	6%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Consumer Staples Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Consumer Staples Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $279,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,983,374	—	—
Temporary Cash Investments	22,540	—	—
Swap Contracts—Assets	—	719	—
Total	6,005,914	719	—

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	169,588
Total Distributable Earnings (Loss)	(169,588)

Consumer Staples Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	28,947
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(121,403)
Net Unrealized Gains (Losses)	665,941

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,339,973
Gross Unrealized Appreciation	1,127,195
Gross Unrealized Depreciation	(461,254)
Net Unrealized Appreciation (Depreciation)	665,941

E.  During the year ended August 31, 2019, the fund purchased $1,952,275,000 of investment securities and sold $1,052,802,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,477,771,000 and $745,782,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019	2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,595,617	11,157	928,324	6,677
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(751,094)	(5,350)	(720,976)	(5,225)
Net Increase (Decrease)—ETF Shares	844,523	5,807	207,348	1,452
Admiral Shares
Issued	217,155	3,077	169,310	2,477
Issued in Lieu of Cash Distributions	13,107	184	14,196	207
Redeemed	(171,872)	(2,460)	(336,214)	(4,927)
Net Increase (Decrease)—Admiral Shares	58,390	801	(152,708)	(2,243)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund ETF Shares Net Asset Value	-24.34%	-9.18%	2.45%	$12,735
Energy Index Fund ETF Shares Market Price	-24.35	-9.18	2.43	12,716
Spliced US IMI/Energy 25/50	-24.24	-9.02	2.44	12,722
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 28, 2010; MSCI US IMI/Energy 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	-24.33%	-9.16%	2.45%	$127,445
Spliced US IMI/Energy 25/50	-24.24	-9.02	2.44	127,222
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	-24.35%	-38.21%	27.16%
Energy Index Fund ETF Shares Net Asset Value	-24.34	-38.20	27.35
Spliced US IMI/Energy 25/50	-24.24	-37.66	27.22

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Sector Diversification

As of August 31, 2019

Coal & Consumable Fuels	0.3%
Integrated Oil & Gas	44.3
Oil & Gas Drilling	1.0
Oil & Gas Equipment & Services	9.6
Oil & Gas Exploration & Production	22.6
Oil & Gas Refining & Marketing	10.9
Oil & Gas Storage & Transportation	11.3

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Energy Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Energy Equipment & Services (10.5%)
	Oil & Gas Drilling (0.9%)
	Helmerich & Payne Inc.	324,661	12,204
*	Transocean Ltd.	1,587,778	7,224
	Patterson-UTI Energy Inc.	642,058	5,554
*,^	Valaris plc Class A	658,157	3,067
	Nabors Industries Ltd.	1,180,581	1,983
*,^	Diamond Offshore Drilling Inc.	259,914	1,687
*	Noble Corp. plc	1,039,879	1,664

	Oil & Gas Equipment & Services (9.6%)
	Schlumberger Ltd.	4,014,995	130,206
	Halliburton Co.	2,547,128	47,988
	Baker Hughes a GE Co. Class A	1,506,269	32,671
	TechnipFMC plc	1,249,922	31,048
	National Oilwell Varco Inc.	1,133,686	23,161
*	Apergy Corp.	236,231	6,137
	Core Laboratories NV	137,026	5,425
*	Dril-Quip Inc.	111,892	5,130
*	Oceaneering International Inc.	314,170	4,072
	Archrock Inc.	416,328	4,043
*	Cactus Inc. Class A	147,672	3,761
*	Helix Energy Solutions Group Inc.	456,116	3,302
*	ProPetro Holding Corp.	275,598	2,935
*,^	McDermott International Inc.	605,667	2,859
*	SEACOR Holdings Inc.	58,273	2,737
*	Oil States International Inc.	191,646	2,643
	US Silica Holdings Inc.	229,597	2,335
	DMC Global Inc.	50,633	2,199
*	C&J Energy Services Inc.	227,171	2,172
*	Newpark Resources Inc.	310,559	2,053
	Liberty Oilfield Services Inc. Class A	189,339	2,039
*	Tidewater Inc.	124,541	1,963
*	Matrix Service Co.	95,163	1,891
*	Select Energy Services Inc. Class A	213,549	1,743
*	Frank’s International NV	338,883	1,474
*	Exterran Corp.	123,238	1,300
^	RPC Inc.	241,375	1,282
*	Keane Group Inc.	200,946	1,065
*	SEACOR Marine Holdings Inc.	75,671	986
*	TETRA Technologies Inc.	543,697	902
*	KLX Energy Services Holdings Inc.	88,023	883
*	Forum Energy Technologies Inc.	448,785	633
*	FTS International Inc.	200,907	504
*	Nine Energy Service Inc.	90,118	494
	Mammoth Energy Services Inc.	123,586	450
*,^	Covia Holdings Corp.	288,956	433
*	Superior Energy Services Inc.	1,172,563	393
*	NCS Multistage Holdings Inc.	136,544	295
			368,990
Oil, Gas & Consumable Fuels (89.0%)
	Coal & Consumable Fuels (0.4%)
	Peabody Energy Corp.	233,804	4,309
	Arch Coal Inc. Class A	54,081	4,141
*	Contura Energy Inc.	65,844	1,896
*	CONSOL Energy Inc.	99,289	1,664

	Integrated Oil & Gas (44.1%)
	Exxon Mobil Corp.	11,456,295	784,527
	Chevron Corp.	5,548,333	653,150
	Occidental Petroleum Corp.	2,349,560	102,159
*	Unit Corp.	270,072	818

	Oil & Gas Exploration & Production (22.5%)
	ConocoPhillips	3,027,069	157,952
	EOG Resources Inc.	1,682,190	124,802
	Pioneer Natural Resources Co.	493,297	60,883
	Hess Corp.	795,033	50,047
	Diamondback Energy Inc.	455,697	44,695
	Concho Resources Inc.	584,676	42,769
	Devon Energy Corp.	1,472,905	32,389
	Noble Energy Inc.	1,398,508	31,578
	Marathon Oil Corp.	2,472,514	29,275
	Apache Corp.	1,106,879	23,875
	Cabot Oil & Gas Corp.	1,278,249	21,884
*	Parsley Energy Inc. Class A	833,593	14,930
*	WPX Energy Inc.	1,253,410	13,487
	Cimarex Energy Co.	301,717	12,907
^	Texas Pacific Land Trust	18,436	12,079
	Murphy Oil Corp.	494,463	9,014
*	Continental Resources Inc.	283,593	8,281
	EQT Corp.	766,924	7,800
*	PDC Energy Inc.	203,981	6,497
	Kosmos Energy Ltd.	865,164	5,468
*,^	Chesapeake Energy Corp.	3,782,812	5,447
*	Matador Resources Co.	343,948	5,383
*	CNX Resources Corp.	612,304	4,880
*	SRC Energy Inc.	784,247	3,937
*	Magnolia Oil & Gas Corp. Class A	347,920	3,552
	SM Energy Co.	343,959	3,261
*	Callon Petroleum Co.	734,851	3,020
*	Centennial Resource Development Inc. Class A	617,244	2,975
*	Oasis Petroleum Inc.	950,073	2,964
*	Southwestern Energy Co.	1,754,038	2,771
	QEP Resources Inc.	775,063	2,759
*	Antero Resources Corp.	853,719	2,706
	Range Resources Corp.	718,277	2,557
*	Carrizo Oil & Gas Inc.	306,791	2,543
*,^	Tellurian Inc.	335,815	2,193
*	Whiting Petroleum Corp.	303,330	2,011
*	Gran Tierra Energy Inc.	1,347,943	1,901
	Berry Petroleum Corp.	228,423	1,825
*	Denbury Resources Inc.	1,660,618	1,794
*,^	California Resources Corp.	170,565	1,670
*	Jagged Peak Energy Inc.	237,139	1,636
*	W&T Offshore Inc.	362,682	1,589
*,^	Extraction Oil & Gas Inc.	388,897	1,567
*	Talos Energy Inc.	79,965	1,523
*	Northern Oil and Gas Inc.	803,583	1,479
*	Laredo Petroleum Inc.	566,485	1,405
*	Bonanza Creek Energy Inc.	60,204	1,358
*	Gulfport Energy Corp.	548,221	1,316
*	Penn Virginia Corp.	41,894	1,194
	Falcon Minerals Corp.	166,530	976
*	HighPoint Resources Corp.	620,507	726
*	SandRidge Energy Inc.	151,336	708
*	Roan Resources Inc.	517,213	584
*	Ring Energy Inc.	366,681	535
*	Montage Resources Corp.	164,730	491
*	SilverBow Resources Inc.	42,125	366
*	Sanchez Energy Corp.	111	—

	Oil & Gas Refining & Marketing (10.8%)
	Phillips 66	1,315,888	129,786
	Marathon Petroleum Corp.	2,000,596	98,449
	Valero Energy Corp.	1,237,733	93,177
	HollyFrontier Corp.	485,004	21,515
	PBF Energy Inc. Class A	344,309	8,160
	World Fuel Services Corp.	203,425	7,811
	Delek US Holdings Inc.	232,947	7,629
	CVR Energy Inc.	95,075	3,782
*	Par Pacific Holdings Inc.	108,455	2,358
*	Renewable Energy Group Inc.	138,457	1,685
*	REX American Resources Corp.	20,970	1,440
	Green Plains Inc.	159,255	1,307
*	Clean Energy Fuels Corp.	578,675	1,152

	Oil & Gas Storage & Transportation (11.2%)
	Kinder Morgan Inc.	5,906,483	119,724
	ONEOK Inc.	1,198,137	85,403
	Williams Cos. Inc.	3,517,696	83,018
*	Cheniere Energy Inc.	675,238	40,319
	Targa Resources Corp.	681,934	24,631
	Plains GP Holdings LP Class A	452,871	9,927
	Equitrans Midstream Corp.	651,961	8,795
^	EnLink Midstream LLC	817,867	6,494
^	Antero Midstream Corp.	703,810	5,004

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Tallgrass Energy LP Class A	241,907	4,737
	SemGroup Corp. Class A	232,167	2,052
*	International Seaways Inc.	79,554	1,370
*	Altus Midstream Co. Class A	277,891	642
			3,111,245
	Total Common Stocks
	(Cost $5,005,448)		3,480,235
	Temporary Cash Investment (0.9%)[1]
	Money Market Fund (0.9%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $29,779)	297,794	29,782
	Total Investments (100.4%)
	(Cost $5,035,227)		3,510,017

			Amount
			($000)
	Other Assets and Liabilities (-0.4%)
	Other Assets
	Investment in Vanguard		183
	Receivables for Accrued Income		22,772
	Receivables for Capital Shares Issued		861
	Unrealized Appreciation—OTC Swap Contracts		943
	Other Assets[3]		181
	Total Other Assets		24,940
	Liabilities
	Payables for Investment Securities Purchased		(628)
	Collateral for Securities on Loan		(29,940)
	Payables for Capital Shares Redeemed		(1,013)
	Payables to Vanguard		(1,305)
	Unrealized Depreciation—OTC Swap Contracts		(153)
	Other Liabilities		(4,559)
	Total Liabilities		(37,598)
	Net Assets (100%)		3,497,359

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,727,180
Total Distributable Earnings (Loss)	(2,229,821)
Net Assets	3,497,359

ETF Shares—Net Assets
Applicable to 39,986,855 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,029,142
Net Asset Value Per Share—ETF Shares	$75.75

Admiral Shares—Net Assets
Applicable to 12,372,497 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	468,217
Net Asset Value Per Share—Admiral Shares	$37.84

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,184,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $29,940,000 of collateral received for securities on loan, of which $29,759,000 is held in Vanguard Market Liquidity Fund and $181,000 is held in cash.

OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid)	[1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(%)		($000)	($000)
Occidental Petroleum Corp.	2/4/20	GSI	13,188	(2.182)		—	(153)
Tallgrass Energy LP Class A	2/4/20	GSI	3,851	(2.182)		943	—
						943	(153)

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

At August 31, 2019, a counterparty had deposited in a segregated account securities with a value of $674,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	134,660
Interest[1]	127
Securities Lending—Net	389
Total Income	135,176
Expenses
The Vanguard Group—Note B
Investment Advisory Services	633
Management and Administrative—ETF Shares	2,443
Management and Administrative—Admiral Shares	400
Marketing and Distribution—ETF Shares	168
Marketing and Distribution—Admiral Shares	34
Custodian Fees	139
Auditing Fees	33
Shareholders’ Reports—ETF Shares	300
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	4,161
Net Investment Income	131,015
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(16,113)
Futures Contracts	(332)
Swap Contracts	(2,812)
Realized Net Gain (Loss)	(19,257)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,259,678)
Futures Contracts	—
Swap Contracts	790
Change in Unrealized Appreciation (Depreciation)	(1,258,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,147,130)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $127,000, ($14,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $67,928,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	131,015	121,288
Realized Net Gain (Loss)	(19,257)	39,542
Change in Unrealized Appreciation (Depreciation)	(1,258,888)	800,610
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,147,130)	961,440
Distributions
Net Investment Income
ETF Shares	(112,343)	(124,038)
Admiral Shares	(16,737)	(17,765)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(129,080)	(141,803)
Capital Share Transactions
ETF Shares	(148,483)	(86,473)
Admiral Shares	(7,983)	18,737
Net Increase (Decrease) from Capital Share Transactions	(156,466)	(67,736)
Total Increase (Decrease)	(1,432,676)	751,901
Net Assets
Beginning of Period	4,930,035	4,178,134
End of Period	3,497,359	4,930,035

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$103.13	$85.71	$95.06	$93.86	$142.26
Investment Operations
Net Investment Income	2.769 [1]	2.519 [1]	2.819 [1,2]	2.470	2.953 [1]
Net Realized and Unrealized Gain (Loss) on Investments	(27.449)	17.837	(9.801)	2.587	(49.144)
Total from Investment Operations	(24.680)	20.356	(6.982)	5.057	(46.191)
Distributions
Dividends from Net Investment Income	(2.700)	(2.936)	(2.368)	(3.857)	(2.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.700)	(2.936)	(2.368)	(3.857)	(2.209)
Net Asset Value, End of Period	$75.75	$103.13	$85.71	$95.06	$93.86

Total Return	-24.34%	24.06%	-7.55%	5.82%	-32.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,029	$4,288	$3,656	$3,944	$3,736
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.15%	2.56%	2.93%[2]	2.86%	2.65%
Portfolio Turnover Rate[3]	7%	5%	11%	15%	4%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$51.52	$42.82	$47.49	$46.89	$71.06
Investment Operations
Net Investment Income	1.388 [1]	1.249 [1]	1.375 [1,2]	1.234	1.495 [1]
Net Realized and Unrealized Gain (Loss) on Investments	(13.720)	8.916	(4.863)	1.293	(24.561)
Total from Investment Operations	(12.332)	10.165	(3.488)	2.527	(23.066)
Distributions
Dividends from Net Investment Income	(1.348)	(1.465)	(1.182)	(1.927)	(1.104)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.348)	(1.465)	(1.182)	(1.927)	(1.104)
Net Asset Value, End of Period	$37.84	$51.52	$42.82	$47.49	$46.89

Total Return[3]	-24.33%	24.06%	-7.56%	5.83%	-32.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$468	$642	$523	$894	$733
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.15%	2.56%	2.93%[2]	2.86%	2.65%
Portfolio Turnover Rate[4]	7%	5%	11%	15%	4%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Energy Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in credit protection sold, credit protection purchased, interest rate swaps, cross currency swaps each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Energy Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $183,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,480,235	—	—
Temporary Cash Investments	29,782	—	—
Swap Contracts—Assets	—	943	—
Swap Contracts—Liabilities	—	(153)	—
Total	3,510,017	790	—

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, swap agreements, and the expiration of capital loss carryforwards were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	37,229
Total Distributable Earnings (Loss)	(37,229)

Energy Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	25,658
Undistributed Long-term Gains	—
Capital Loss Carryforwards (Non-expiring)	(729,136)
Net Unrealized Gains (Losses)	(1,525,210)

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,035,227
Gross Unrealized Appreciation	88,573
Gross Unrealized Depreciation	(1,613,783)
Net Unrealized Appreciation (Depreciation)	(1,525,210)

E.  During the year ended August 31, 2019, the fund purchased $1,019,927,000 of investment securities and sold $1,191,160,000 of investment securities, other than temporary cash investments. Purchases and sales include $592,289,000 and $891,391,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	743,090	8,685	746,982	7,479
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(891,573)	(10,275)	(833,455)	(8,550)
Net Increase (Decrease)—ETF Shares	(148,483)	(1,590)	(86,473)	(1,071)
Admiral Shares
Issued	174,793	4,125	230,387	4,568
Issued in Lieu of Cash Distributions	15,012	333	15,446	324
Redeemed	(197,788)	(4,550)	(227,096)	(4,632)
Net Increase (Decrease)—Admiral Shares	(7,983)	(92)	18,737	260

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund ETF Shares Net Asset Value	-3.85%	9.44%	10.75%	$27,774
Financials Index Fund ETF Shares Market Price	-3.89	9.42	10.74	27,739
Spliced US IMI/Financials 25/50	-3.78	9.53	10.86	28,041
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 28, 2010; MSCI US IMI/Financials 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	-3.87%	9.44%	10.76%	$277,806
Spliced US IMI/Financials 25/50	-3.78	9.53	10.86	280,410
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	-3.89%	56.82%	177.39%
Financials Index Fund ETF Shares Net Asset Value	-3.85	56.97	177.74
Spliced US IMI/Financials 25/50	-3.78	57.65	180.41

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Sector Diversification

As of August 31, 2019

Asset Management & Custody Banks	6.0%
Consumer Finance	5.7
Diversified Banks	27.6
Financial Exchanges & Data	8.2
Insurance Brokers	4.1
Investment Banking & Brokerage	6.0
Life & Health Insurance	4.5
Mortgage REITs	1.8
Multi-line Insurance	2.3
Multi-Sector Holdings	7.2
Other Diversified Financial Services	0.4
Property & Casualty Insurance	9.2
Regional Banks	14.5
Reinsurance	1.1
Thrifts & Mortgage Finance	1.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Banks (42.1%)
	JPMorgan Chase & Co.	6,683,836	734,286
	Bank of America Corp.	18,611,137	511,992
	Wells Fargo & Co.	8,797,073	409,680
	Citigroup Inc.	4,764,607	306,602
	US Bancorp	3,116,049	164,185
	PNC Financial Services Group Inc.	930,084	119,916
	BB&T Corp.	1,577,925	75,188
	SunTrust Banks Inc.	914,410	56,245
	Fifth Third Bancorp	1,512,981	40,018
	M&T Bank Corp.	267,398	39,096
	KeyCorp	2,077,497	34,486
	Citizens Financial Group Inc.	945,382	31,897
	First Republic Bank	345,168	30,968
	Regions Financial Corp.	2,087,786	30,523
	Huntington Bancshares Inc.	2,155,843	28,565
*	SVB Financial Group	107,223	20,868
	Comerica Inc.	317,635	19,582
	Zions Bancorp NA	376,093	15,454
	Signature Bank	113,711	13,264
	East West Bancorp Inc.	300,165	12,346
	TCF Financial Corp.	319,150	12,306
	People’s United Financial Inc.	819,954	11,783
	Commerce Bancshares Inc.	204,776	11,687
	Synovus Financial Corp.	324,520	11,533
	Popular Inc.	199,042	10,464
	First Horizon National Corp.	648,367	10,264
	Cullen/Frost Bankers Inc.	123,388	10,242
	Western Alliance Bancorp	205,338	8,916
	Prosperity Bancshares Inc.	136,665	8,872
	Webster Financial Corp.	190,025	8,506
	CIT Group Inc.	198,531	8,455
	PacWest Bancorp	244,817	8,343
	Sterling Bancorp	431,677	8,232
	Pinnacle Financial Partners Inc.	151,269	7,967
	United Bankshares Inc.	211,173	7,788
	IBERIABANK Corp.	111,731	7,708
	First Financial Bankshares Inc.	251,522	7,702
	Wintrust Financial Corp.	117,101	7,357
	FNB Corp.	670,376	7,207
	Valley National Bancorp	684,288	7,192
	First Hawaiian Inc.	278,958	7,169
	Umpqua Holdings Corp.	452,895	7,115
	Bank of Hawaii Corp.	84,470	6,984
	Glacier Bancorp Inc.	174,908	6,942
	Bank OZK	265,037	6,838
	Associated Banc-Corp	339,537	6,533
	BankUnited Inc.	203,885	6,475
	Community Bank System Inc.	106,057	6,468
	Hancock Whitney Corp.	176,592	6,200
	First Citizens BancShares Inc. Class A	13,931	6,194
	UMB Financial Corp.	96,537	6,016
	Home BancShares Inc.	330,733	5,861
	BancorpSouth Bank	209,415	5,778
*	Texas Capital Bancshares Inc.	103,622	5,583
	Atlantic Union Bankshares Corp.	153,178	5,531
	Fulton Financial Corp.	346,394	5,525
	CenterState Bank Corp.	241,000	5,451
	Old National Bancorp	323,720	5,438
	Investors Bancorp Inc.	487,971	5,416
	South State Corp.	73,083	5,377
	Cathay General Bancorp	158,376	5,257
	Columbia Banking System Inc.	151,525	5,229
	BOK Financial Corp.	66,245	5,044
	Ameris Bancorp	136,545	4,805
	Independent Bank Corp.	70,694	4,780
	CVB Financial Corp.	232,319	4,779
	Simmons First National Corp. Class A	197,868	4,749
	First Financial Bancorp	201,604	4,722
	First Midwest Bancorp Inc.	230,074	4,417
	First BanCorp (XNYS)	450,516	4,316
	United Community Banks Inc.	161,560	4,267
	Trustmark Corp.	126,006	4,118
	Cadence BanCorp Class A	265,528	4,081
	LegacyTexas Financial Group Inc.	100,890	4,076
	International Bancshares Corp.	114,473	4,074
	Towne Bank	150,292	3,948
	Banner Corp.	72,650	3,917
	WesBanco Inc.	112,152	3,838
	Hilltop Holdings Inc.	155,705	3,698
	First Merchants Corp.	102,369	3,657
	Great Western Bancorp Inc.	117,382	3,502
	Hope Bancorp Inc.	260,960	3,499
	Independent Bank Group Inc.	71,518	3,498
	Pacific Premier Bancorp Inc.	116,302	3,426
	Westamerica Bancorporation	55,430	3,415
	First Interstate BancSystem Inc. Class A	84,042	3,278
	Renasant Corp.	96,669	3,170
	NBT Bancorp Inc.	90,034	3,148
	Heartland Financial USA Inc.	68,015	2,974
	ServisFirst Bancshares Inc.	93,196	2,833
	Park National Corp.	30,867	2,781
	Eagle Bancorp Inc.	66,909	2,726
	Berkshire Hills Bancorp Inc.	89,898	2,637
	City Holding Co.	33,782	2,512
	First Busey Corp.	101,926	2,497
	First Commonwealth Financial Corp.	200,673	2,482
*	Seacoast Banking Corp. of Florida	104,547	2,440
	S&T Bancorp Inc.	71,219	2,437
	Sandy Spring Bancorp Inc.	72,338	2,422
	Brookline Bancorp Inc.	165,547	2,324
	Tompkins Financial Corp.	28,452	2,251
	Lakeland Financial Corp.	52,976	2,242
	OFG Bancorp	107,492	2,206
	Southside Bancshares Inc.	65,313	2,151
	Veritex Holdings Inc.	90,899	2,145
	First Bancorp (XNGS)	60,324	2,125
	Enterprise Financial Services Corp.	53,486	2,108
	Heritage Financial Corp.	77,182	2,021
	TriCo Bancshares	55,767	1,972
	BancFirst Corp.	36,478	1,961
	National Bank Holdings Corp. Class A	59,587	1,945
	Boston Private Financial Holdings Inc.	172,707	1,834
	1st Source Corp.	37,472	1,663
	Central Pacific Financial Corp.	58,814	1,636
	Stock Yards Bancorp Inc.	44,784	1,626
	Preferred Bank	31,509	1,574
*	Triumph Bancorp Inc.	52,338	1,570
	Washington Trust Bancorp Inc.	32,543	1,510
	Univest Financial Corp.	59,170	1,498
	Carolina Financial Corp.	43,390	1,482
	German American Bancorp Inc.	48,130	1,469
	Lakeland Bancorp Inc.	96,297	1,433
	Bryn Mawr Bank Corp.	41,428	1,413
	ConnectOne Bancorp Inc.	68,521	1,403
	Banc of California Inc.	93,527	1,363
	Horizon Bancorp Inc.	83,426	1,357
	Great Southern Bancorp Inc.	23,792	1,340
	Camden National Corp.	32,212	1,336
	Community Trust Bancorp Inc.	32,902	1,280
	Peoples Bancorp Inc.	40,475	1,243
	FB Financial Corp.	34,380	1,233
	Opus Bank	55,684	1,156
*	Customers Bancorp Inc.	60,976	1,152
	Hanmi Financial Corp.	63,751	1,142
	Origin Bancorp Inc.	35,591	1,140

Financials Index Fund

			Market
			Value•
		Shares	($000)
	First of Long Island Corp.	52,331	1,139
	Midland States Bancorp Inc.	42,919	1,106
	First Foundation Inc.	78,246	1,092
	QCR Holdings Inc.	30,730	1,085
*	Nicolet Bankshares Inc.	17,032	1,079
	Bank of Marin Bancorp	26,199	1,064
	CBTX Inc.	39,252	1,057
	First Bancshares Inc.	33,049	1,042
	Flushing Financial Corp.	53,425	1,031
	Heritage Commerce Corp.	84,829	983
	Peapack Gladstone Financial Corp.	34,725	977
*	TriState Capital Holdings Inc.	48,507	958
	First Community Bankshares Inc.	29,819	949
	Financial Institutions Inc.	32,414	942
	Mercantile Bank Corp.	30,575	941
*	Bancorp Inc.	101,803	929
	Live Oak Bancshares Inc.	51,313	921
	First Financial Corp.	22,464	912
	People’s Utah Bancorp	34,111	904
	Bridge Bancorp Inc.	33,378	898
	HomeTrust Bancshares Inc.	35,512	896
	Republic Bancorp Inc. Class A	20,916	888
	Arrow Financial Corp.	27,546	886
	MidWestOne Financial Group Inc.	30,127	873
	First Mid Bancshares Inc.	27,183	872
	Independent Bank Corp.	43,160	839
	Franklin Financial Network Inc.	28,875	835
*	Atlantic Capital Bancshares Inc.	49,883	813
*	Amerant Bancorp Inc.	47,474	786
	CNB Financial Corp.	29,488	780
*	Equity Bancshares Inc. Class A	30,816	780
*	Allegiance Bancshares Inc.	23,674	767
	Farmers National Banc Corp.	55,760	753
	Bar Harbor Bankshares	33,373	737
	Old Line Bancshares Inc.	27,742	733
	Sierra Bancorp	28,053	691
	RBB Bancorp	35,190	649
	Old Second Bancorp Inc.	54,089	638
	West Bancorporation Inc.	30,429	634
*	Byline Bancorp Inc.	34,385	591
	Southern National Bancorp of Virginia Inc.	38,142	558
	Macatawa Bank Corp.	55,521	549
	Capital City Bank Group Inc.	22,429	547
*	HarborOne Bancorp Inc.	53,445	532
	Century Bancorp Inc. Class A	5,935	481
	Amalgamated Bank Class A	29,284	470
*	Republic First Bancorp Inc.	97,246	393
			3,242,312
Capital Markets (20.1%)
	CME Group Inc.	737,506	160,253
	Goldman Sachs Group Inc.	678,422	138,337
	S&P Global Inc.	507,238	131,978
•	Intercontinental Exchange Inc.	1,161,587	108,585
	Morgan Stanley	2,599,339	107,847
	BlackRock Inc.	238,759	100,890
	Charles Schwab Corp.	2,475,522	94,738
	Moody’s Corp.	351,538	75,785
	Bank of New York Mellon Corp.	1,775,428	74,674
	T. Rowe Price Group Inc.	387,183	42,830
	MSCI Inc. Class A	174,457	40,933
	State Street Corp.	768,502	39,432
	Northern Trust Corp.	426,475	37,500
	Ameriprise Financial Inc.	275,880	35,583
	MarketAxess Holdings Inc.	77,655	30,877
	Cboe Global Markets Inc.	229,946	27,400
	KKR & Co. Inc. Class A	1,008,623	26,063
	TD Ameritrade Holding Corp.	569,899	25,309
	Nasdaq Inc.	238,889	23,851
	FactSet Research Systems Inc.	78,754	21,428
	E*TRADE Financial Corp.	504,031	21,038
	Raymond James Financial Inc.	261,334	20,517
	Franklin Resources Inc.	627,314	16,486
	SEI Investments Co.	267,020	15,356
	Invesco Ltd.	827,060	12,985
	LPL Financial Holdings Inc.	171,954	12,888
	Eaton Vance Corp.	234,976	10,132
	Affiliated Managers Group Inc.	105,483	8,083
	Stifel Financial Corp.	145,714	7,784
	Interactive Brokers Group Inc.	147,237	6,950
	Evercore Inc. Class A	84,615	6,749
	Legg Mason Inc.	178,824	6,579
	Janus Henderson Group plc	341,642	6,529
	Morningstar Inc.	39,330	6,355
	Federated Investors Inc. Class B	197,886	6,340
	Ares Management Corp.	159,795	4,650
	Houlihan Lokey Inc. Class A	79,443	3,510
	Moelis & Co. Class A	101,356	3,398
	Artisan Partners Asset Management Inc. Class A	109,604	2,920
	BGC Partners Inc. Class A	546,887	2,789
	Cohen & Steers Inc.	49,187	2,653
	Waddell & Reed Financial Inc. Class A	154,603	2,500
	Hamilton Lane Inc. Class A	39,097	2,429
*	Blucora Inc.	101,019	2,281
	Piper Jaffray Cos.	27,813	2,024
	Virtu Financial Inc. Class A	101,574	1,910
	PJT Partners Inc.	44,604	1,856
	Virtus Investment Partners Inc.	14,404	1,537
	Brightsphere Investment Group Inc.	161,019	1,464
*	INTL. FCStone Inc.	33,505	1,314
	WisdomTree Investments Inc.	255,506	1,229
	Diamond Hill Investment Group Inc.	6,828	921
*	Cowen Inc. Class A	54,800	855
*	Donnelley Financial Solutions Inc.	67,031	713
	B. Riley Financial Inc.	29,088	615
	Greenhill & Co. Inc.	34,735	488
	Westwood Holdings Group Inc.	15,682	430
*	Victory Capital Holdings Inc. Class A	26,761	427
	Ladenburg Thalmann Financial Services Inc.	201,897	396
	Pzena Investment Management Inc. Class A	36,859	300
	Associated Capital Group Inc. Class A	7,492	260
	GAMCO Investors Inc. Class A	10,706	189
			1,553,122
Consumer Finance (5.7%)
	American Express Co.	1,462,622	176,056
	Capital One Financial Corp.	967,706	83,823
	Discover Financial Services	667,146	53,352
	Synchrony Financial	1,278,415	40,973
	Ally Financial Inc.	818,470	25,659
*	Credit Acceptance Corp.	21,312	9,647
	FirstCash Inc.	88,818	8,769
	SLM Corp.	883,179	7,454
	OneMain Holdings Inc.	168,385	6,036
	Santander Consumer USA Holdings Inc.	217,541	5,680
	Navient Corp.	444,116	5,658
*	PRA Group Inc.	93,621	3,196
*	Green Dot Corp. Class A	103,061	3,152
	Nelnet Inc. Class A	40,759	2,733
*	Encore Capital Group Inc.	53,536	1,975
*	World Acceptance Corp.	14,404	1,914
*	Enova International Inc.	69,612	1,664
*	LendingClub Corp.	124,854	1,634
*	EZCORP Inc. Class A	108,347	853
*	Curo Group Holdings Corp.	28,947	394
			440,622
Diversified Financial Services (7.6%)
*	Berkshire Hathaway Inc. Class B	2,678,121	544,757
	Voya Financial Inc.	296,902	14,643
	AXA Equitable Holdings Inc.	606,458	12,596
	Jefferies Financial Group Inc.	508,987	9,487
*	Cannae Holdings Inc.	127,013	3,533
	FGL Holdings	342,558	2,734
*	On Deck Capital Inc.	109,807	357
			588,107

Financials Index Fund

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (0.0%)
§	Winthrop Realty Trust	23,515	26

Insurance (21.2%)
	Chubb Ltd.	943,369	147,430
	Marsh & McLennan Cos. Inc.	1,053,587	105,243
	Aon plc	495,580	96,564
	American International Group Inc.	1,792,058	93,259
	Progressive Corp.	1,203,259	91,207
	Travelers Cos. Inc.	539,408	79,271
	Aflac Inc.	1,535,936	77,073
	MetLife Inc.	1,664,894	73,755
	Allstate Corp.	686,346	70,275
	Prudential Financial Inc.	836,588	67,002
	Willis Towers Watson plc	266,264	52,712
	Hartford Financial Services Group Inc.	744,783	43,406
	Cincinnati Financial Corp.	319,228	35,910
	Arthur J Gallagher & Co.	381,676	34,622
*	Arch Capital Group Ltd.	832,003	32,864
*	Markel Corp.	28,535	32,618
	Principal Financial Group Inc.	574,019	30,549
	Loews Corp.	565,391	27,178
	Fidelity National Financial Inc.	566,301	24,883
*	Alleghany Corp.	29,759	22,299
	Lincoln National Corp.	417,039	22,053
	WR Berkley Corp.	301,717	21,497
	Reinsurance Group of America Inc. Class A	129,055	19,871
	Everest Re Group Ltd.	83,917	19,794
*	Globe Life Inc.	215,029	19,194
	Brown & Brown Inc.	493,872	18,219
	RenaissanceRe Holdings Ltd.	90,958	16,423
	American Financial Group Inc.	157,085	15,861
	Assurant Inc.	126,393	15,546
	Old Republic International Corp.	592,930	13,851
	First American Financial Corp.	230,988	13,501
*	Athene Holding Ltd. Class A	333,306	12,952
	Erie Indemnity Co. Class A	52,362	11,484
	Hanover Insurance Group Inc.	83,825	11,161
	Unum Group	436,696	11,097
	Axis Capital Holdings Ltd.	172,871	10,613
	Primerica Inc.	87,241	10,397
	Selective Insurance Group Inc.	122,009	9,716
	Assured Guaranty Ltd.	209,244	8,903
	Kemper Corp.	114,259	7,996
*	Brighthouse Financial Inc.	214,851	7,576
	RLI Corp.	78,417	7,181
	White Mountains Insurance Group Ltd.	6,545	6,942
	CNO Financial Group Inc.	329,880	4,777
	Argo Group International Holdings Ltd.	70,638	4,642
*	Genworth Financial Inc. Class A	1,037,114	4,594
	ProAssurance Corp.	110,788	4,329
*	Enstar Group Ltd.	24,090	4,303
	Kinsale Capital Group Inc.	41,915	4,117
	American Equity Investment Life Holding Co.	187,490	4,040
	Horace Mann Educators Corp.	84,257	3,696
*	eHealth Inc.	42,293	3,523
	National General Holdings Corp.	139,677	3,294
	Mercury General Corp.	57,603	3,082
	James River Group Holdings Ltd.	62,400	3,075
	Safety Insurance Group Inc.	30,164	2,909
	Employers Holdings Inc.	66,076	2,850
	AMERISAFE Inc.	39,257	2,697
	United Fire Group Inc.	43,480	1,964
	American National Insurance Co.	16,616	1,895
	Stewart Information Services Corp.	48,532	1,738
*	Ambac Financial Group Inc.	93,808	1,692
	Universal Insurance Holdings Inc.	66,690	1,667
*	MBIA Inc.	176,570	1,589
*	Third Point Reinsurance Ltd.	155,714	1,467
*,^	Trupanion Inc.	59,001	1,421
	National Western Life Group Inc. Class A	4,962	1,279
	FBL Financial Group Inc. Class A	22,908	1,242
	State Auto Financial Corp.	35,386	1,131
	Goosehead Insurance Inc. Class A	22,280	1,030
*	Watford Holdings Ltd.	41,713	968
	Heritage Insurance Holdings Inc.	55,747	731
*,^	Citizens Inc. Class A	104,407	656
	EMC Insurance Group Inc.	17,636	634
*	Greenlight Capital Re Ltd. Class A	59,585	548
	HCI Group Inc.	14,047	547
	United Insurance Holdings Corp.	44,624	523
	Global Indemnity Ltd.	19,074	491
	Donegal Group Inc. Class A	26,639	384
	Crawford & Co. Class A	34,710	335
*,^	Health Insurance Innovations Inc. Class A	17,847	327
	Protective Insurance Corp. Class B	19,968	324
	Crawford & Co. Class B	20,635	179
			1,630,638
Mortgage Real Estate Investment Trusts
(REITs) (1.8%)
	Annaly Capital
	Management Inc.	2,998,914	24,891
	AGNC Investment Corp.	1,106,519	16,454
	Starwood Property Trust Inc.	577,193	13,524
	New Residential Investment Corp.	855,921	12,043
	Blackstone Mortgage Trust Inc. Class A	245,771	8,553
	Chimera Investment Corp.	386,700	7,374
	Two Harbors Investment Corp.	561,667	7,094
	MFA Financial Inc.	928,019	6,654
	Apollo Commercial Real Estate Finance Inc.	300,523	5,575
	Invesco Mortgage Capital Inc.	292,397	4,395
	PennyMac Mortgage Investment Trust	176,959	3,851
	Redwood Trust Inc.	198,479	3,295
	Ladder Capital Corp. Class A	185,100	3,106
	New York Mortgage Trust Inc.	472,535	2,906
	Colony Credit Real Estate Inc.	172,074	2,156
^	Arbor Realty Trust Inc.	166,798	2,093
	Granite Point Mortgage Trust Inc.	110,601	2,023
	ARMOUR Residential REIT Inc.	122,965	2,019
	TPG RE Finance Trust Inc.	90,100	1,749
	Capstead Mortgage Corp.	195,150	1,419
	KKR Real Estate Finance Trust Inc.	54,660	1,033
	Western Asset Mortgage Capital Corp.	109,532	1,029
	AG Mortgage Investment Trust Inc.	67,507	1,012
	Ready Capital Corp.	64,163	942
	Ares Commercial Real Estate Corp.	51,704	775
	Exantas Capital Corp.	65,793	737
	Dynex Capital Inc.	50,539	713
	Anworth Mortgage Asset Corp.	203,109	630
	Orchid Island Capital Inc.	110,287	599
			138,644
Other (0.0%)[2]
*,§	American International Group Inc. Warrants Exp. 01/19/2021	7,950	—
*,§	NewStar Financial Inc. CVR	42,593	11
			11
Thrifts & Mortgage Finance (1.4%)
	New York Community Bancorp Inc.	962,502	11,107
	Radian Group Inc.	428,531	9,663
*	Essent Group Ltd.	192,523	9,337
	MGIC Investment Corp.	733,004	9,273
	Washington Federal Inc.	164,815	5,867
*	LendingTree Inc.	15,974	4,953
	WSFS Financial Corp.	104,447	4,305
*	NMI Holdings Inc. Class A	139,165	3,944
*	PennyMac Financial Services Inc.	129,038	3,818
	Capitol Federal Financial Inc.	278,027	3,745
	Walker & Dunlop Inc.	59,510	3,324
	Northwest Bancshares Inc.	207,443	3,280
	Provident Financial Services Inc.	129,861	3,092

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Axos Financial Inc.	113,715	2,946
	Flagstar Bancorp Inc.	64,443	2,343
	Kearny Financial Corp.	179,985	2,264
	Meta Financial Group Inc.	72,854	2,252
	OceanFirst Financial Corp.	105,469	2,217
	TFS Financial Corp.	114,257	2,001
	Meridian Bancorp Inc.	105,144	1,838
*	Columbia Financial Inc.	117,818	1,786
	Federal Agricultural Mortgage Corp.	18,886	1,555
	TrustCo Bank Corp. NY	199,310	1,529
	Northfield Bancorp Inc.	93,262	1,447
	Oritani Financial Corp.	83,752	1,435
*	HomeStreet Inc.	52,774	1,392
*	Mr Cooper Group Inc.	150,805	1,329
	United Financial Bancorp Inc.	105,266	1,316
	Dime Community Bancshares Inc.	63,810	1,265
	First Defiance Financial Corp.	40,561	1,061
	United Community Financial Corp.	99,044	956
	Waterstone Financial Inc.	53,726	891
	Hingham Institution for Savings	2,634	474
	Luther Burbank Corp.	40,800	427
*	Ocwen Financial Corp.	235,601	422
	Sterling Bancorp Inc.	32,549	304
	Merchants Bancorp	17,836	283
			109,441
	Total Common Stocks (Cost $7,314,673)		7,702,923
	Temporary Cash Investments (0.0%)[1]
	Money Market Fund (0.0%)
3,4	Vanguard Market Liquidity Fund, 2.249% (Cost $3,563)	35,622	3,563
	Total Investments (99.9%) (Cost $7,318,236)		7,706,486

			Amount
			($000)
	Other Assets and Liabilities (0.1%)
	Other Assets
	Investment in Vanguard		394
	Receivables for Investment Securities Sold		113
	Receivables for Accrued Income		13,237
	Receivables for Capital Shares Issued		182
	Other Assets[5]		780
	Total Other Assets		14,706
	Liabilities
	Payables for Investment Securities Purchased		(88)
	Collateral for Securities on Loan		(3,557)
	Payables for Capital Shares Redeemed		(2,391)
	Payables to Vanguard		(1,111)
	Other Liabilities		(1,804)
	Total Liabilities		(8,951)
	Net Assets (100%)		7,712,241

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	7,329,641
Total Distributable Earnings (Loss)	382,600
Net Assets	7,712,241

ETF Shares—Net Assets
Applicable to 107,303,864 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,222,205
Net Asset Value Per Share—ETF Shares	$67.31

Admiral Shares—Net Assets
Applicable to 14,527,603 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	490,036
Net Asset Value Per Share—Admiral Shares	$33.73

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

§   Security value determined using significant unobservable inputs.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,384,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.

2   “Other” represents securities that are not classified by the fund’s benchmark index.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $3,557,000 of collateral received for securities on loan.

5   Cash of $780,000 has been segregated as collateral for over-the-counter swap contracts.

CVR—Contingent Value Rights.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
T. Rowe Price Group Inc.	9/2/20	BOANA	11,062	(1.989)	—	—

1   Payment received/paid monthly.

BOANA—Bank of America NA.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	190,212
Interest[1]	64
Securities Lending—Net	153
Total Income	190,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,209
Management and Administrative—ETF Shares	5,299
Management and Administrative—Admiral Shares	443
Marketing and Distribution—ETF Shares	403
Marketing and Distribution—Admiral Shares	37
Custodian Fees	78
Auditing Fees	34
Shareholders’ Reports—ETF Shares	408
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	4
Total Expenses	7,925
Net Investment Income	182,504
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	453,165
Futures Contracts	(1,032)
Swap Contracts	1,121
Realized Net Gain (Loss)	453,254
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,094,417)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(1,094,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	(458,659)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $60,000, ($8,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $496,413,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	182,504	155,827
Realized Net Gain (Loss)	453,254	321,793
Change in Unrealized Appreciation (Depreciation)	(1,094,417)	692,718
Net Increase (Decrease) in Net Assets Resulting from Operations	(458,659)	1,170,338
Distributions
Net Investment Income
ETF Shares	(165,401)	(137,850)
Admiral Shares	(13,448)	(11,634)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(178,849)	(149,484)
Capital Share Transactions
ETF Shares	(697,070)	1,442,638
Admiral Shares	(155,784)	93,701
Net Increase (Decrease) from Capital Share Transactions	(852,854)	1,536,339
Total Increase (Decrease)	(1,490,362)	2,557,193
Net Assets
Beginning of Period	9,202,603	6,645,410
End of Period	7,712,241	9,202,603

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$71.60	$62.26	$50.81	$47.70	$47.32
Investment Operations
Net Investment Income	1.539[1]	1.298[1]	1.035[1]	1.108	.917
Net Realized and Unrealized Gain (Loss) on Investments	(4.338)	9.307	11.387	3.070	.349
Total from Investment Operations	(2.799)	10.605	12.422	4.178	1.266
Distributions
Dividends from Net Investment Income	(1.491)	(1.265)	(.972)	(1.068)	(.886)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.491)	(1.265)	(.972)	(1.068)	(.886)
Net Asset Value, End of Period	$67.31	$71.60	$62.26	$50.81	$47.70

Total Return	-3.85%	17.15%	24.65%	8.93%	2.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,222	$8,512	$6,127	$3,735	$3,081
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.87%	1.75%	2.39%	1.99%
Portfolio Turnover Rate[2]	5%	3%	5%	21%	4%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.88	$31.20	$25.47	$23.91	$23.72
Investment Operations
Net Investment Income	.771[1]	.651[1]	.514[1]	.556	.460
Net Realized and Unrealized Gain (Loss) on Investments	(2.174)	4.663	5.704	1.539	.174
Total from Investment Operations	(1.403)	5.314	6.218	2.095	.634
Distributions
Dividends from Net Investment Income	(.747)	(.634)	(.488)	(.535)	(.444)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.747)	(.634)	(.488)	(.535)	(.444)
Net Asset Value, End of Period	$33.73	$35.88	$31.20	$25.47	$23.91

Total Return[2]	-3.87%	17.16%	24.62%	8.96%	2.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$490	$690	$518	$244	$204
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.87%	1.75%	2.39%	1.99%
Portfolio Turnover Rate[3]	5%	3%	5%	21%	4%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Financials Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Financials Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $394,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,702,886	—	37
Temporary Cash Investments	3,563	—	—
Total	7,706,449	—	37

D.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards, and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	428,974
Total Distributable Earnings (Loss)	(428,974)

Financials Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	39,365
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(44,257)
Net Unrealized Gains (Losses)	388,228

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,318,258
Gross Unrealized Appreciation	930,924
Gross Unrealized Depreciation	(542,696)
Net Unrealized Appreciation (Depreciation)	388,228

E.      During the year ended August 31, 2019, the fund purchased $1,658,829,000 of investment securities and sold $2,512,477,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,169,446,000 and $2,112,602,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.       Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,423,985	21,039	2,440,296	34,877
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,121,055)	(32,625)	(997,658)	(14,400)
Net Increase (Decrease)—ETF Shares	(697,070)	(11,586)	1,442,638	20,477
Admiral Shares
Issued	147,528	4,455	383,758	10,937
Issued in Lieu of Cash Distributions	11,597	349	10,277	301
Redeemed	(314,909)	(9,513)	(300,334)	(8,610)
Net Increase (Decrease)—Admiral Shares	(155,784)	(4,709)	93,701	2,628

At August 31, 2019, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.     Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund ETF Shares Net Asset Value	-2.22%	9.36%	14.80%	$39,757
Health Care Index Fund ETF Shares Market Price	-2.26	9.34	14.79	39,740
Spliced US IMI/Health Care 25/50	-2.16	9.41	14.91	40,125
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 28, 2010; MSCI US IMI/Health Care 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	-2.21%	9.36%	14.81%	$397,811
Spliced US IMI/Health Care 25/50	-2.16	9.41	14.91	401,250
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	-2.26%	56.29%	297.40%
Health Care Index Fund ETF Shares Net Asset Value	-2.22	56.39	297.57
Spliced US IMI/Health Care 25/50	-2.16	56.78	301.25

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Sector Diversification

As of August 31, 2019

Biotechnology	18.6%
Health Care Distributors	1.6
Health Care Equipment	24.4
Health Care Facilities	1.6
Health Care Services	5.2
Health Care Supplies	2.0
Health Care Technology	1.7
Life Sciences Tools & Services	7.4
Managed Health Care	9.4
Pharmaceuticals	28.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Biotechnology (18.6%)
	Amgen Inc.	1,561,003	325,656
	AbbVie Inc.	3,783,433	248,723
	Gilead Sciences Inc.	3,254,031	206,761
*	Celgene Corp.	1,804,832	174,708
*	Vertex Pharmaceuticals Inc.	655,290	117,965
*	Biogen Inc.	496,411	109,086
*	Regeneron Pharmaceuticals Inc.	206,868	60,002
*	Alexion Pharmaceuticals Inc.	574,110	57,847
*	Exact Sciences Corp.	330,623	39,417
*	Incyte Corp.	466,205	38,145
*	BioMarin Pharmaceutical Inc.	458,529	34,417
*	Neurocrine Biosciences Inc.	233,738	23,238
*	Alnylam Pharmaceuticals Inc.	283,518	22,877
*	Sage Therapeutics Inc.	131,021	22,492
*	Ionis Pharmaceuticals Inc.	341,293	21,573
*	Seattle Genetics Inc.	289,173	21,006
*	Sarepta Therapeutics Inc.	189,886	17,118
*	Exelixis Inc.	772,977	15,344
*	Bluebird Bio Inc.	141,135	14,581
*	Repligen Corp.	110,615	10,266
*	United Therapeutics Corp.	111,989	9,246
*	Blueprint Medicines Corp.	118,870	9,114
*	FibroGen Inc.	198,166	8,850
*	Spark Therapeutics Inc.	88,561	8,627
*	Alkermes plc	401,296	8,419
*	Medicines Co.	188,666	7,916
*	ACADIA Pharmaceuticals Inc.	276,278	7,642
*	Ultragenyx Pharmaceutical Inc.	139,865	7,619
*,^	Arrowhead Pharmaceuticals Inc.	218,461	7,465
*	Arena Pharmaceuticals Inc.	126,646	6,698
*	Global Blood Therapeutics Inc.	144,734	6,655
*	PTC Therapeutics Inc.	134,716	6,004
*	Amicus Therapeutics Inc.	591,066	5,846
*	Iovance Biotherapeutics Inc.	269,381	5,660
*	Halozyme Therapeutics Inc.	336,862	5,565
*,^	Allakos Inc.	61,134	5,408
*	Portola Pharmaceuticals Inc.	185,474	5,390
*	Invitae Corp.	218,547	5,302
*	Acceleron Pharma Inc.	114,805	5,156
*	Genomic Health Inc.	66,718	5,115
*	Agios Pharmaceuticals Inc.	134,767	5,114
*,^	Immunomedics Inc.	390,628	5,000
*	Mirati Therapeutics Inc.	60,002	4,918
*	Emergent BioSolutions Inc.	111,804	4,897
*	Xencor Inc.	130,247	4,856
*	Ligand Pharmaceuticals Inc.	50,224	4,566
*	Myriad Genetics Inc.	187,326	4,408
*	Biohaven Pharmaceutical Holding Co. Ltd.	112,400	4,405
*	Intercept Pharmaceuticals Inc.	65,995	4,236
*	Natera Inc.	124,809	4,113
*	uniQure NV	72,154	3,914
*	Ironwood Pharmaceuticals Inc. Class A	401,104	3,734
*	Heron Therapeutics Inc.	192,883	3,572
*	Insmed Inc.	211,703	3,480
*	Apellis Pharmaceuticals Inc.	113,406	3,300
*	Sangamo Therapeutics Inc.	295,626	3,222
*	Radius Health Inc.	112,690	3,189
*,^	CRISPR Therapeutics AG	67,903	3,138
*	Momenta Pharmaceuticals Inc.	239,300	3,022
*	Audentes Therapeutics Inc.	96,510	3,002
*	Coherus Biosciences Inc.	133,222	2,956
*	REGENXBIO Inc.	83,795	2,890
*	Denali Therapeutics Inc.	158,667	2,856
*,^	Editas Medicine Inc.	113,584	2,820
*	Enanta Pharmaceuticals Inc.	37,744	2,663
*	AnaptysBio Inc.	62,097	2,524
*	Epizyme Inc.	186,362	2,417
*	G1 Therapeutics Inc.	66,542	2,416
*	Deciphera Pharmaceuticals Inc.	62,825	2,279
*,^	Esperion Therapeutics Inc.	61,627	2,258
*	CareDx Inc.	97,453	2,224
*	Fate Therapeutics Inc.	133,680	2,182
*	Anika Therapeutics Inc.	36,329	2,062
*	Madrigal Pharmaceuticals Inc.	21,682	2,010
*	Aimmune Therapeutics Inc.	95,351	1,944
*	Ra Pharmaceuticals Inc.	70,436	1,916
*	Spectrum Pharmaceuticals Inc.	256,278	1,881
*	Cytokinetics Inc.	125,764	1,767
*,^	ZIOPHARM Oncology Inc.	349,971	1,746
*	Athenex Inc.	118,016	1,738
*	Vanda Pharmaceuticals Inc.	121,127	1,707
*	MacroGenics Inc.	118,518	1,700
*,^	Allogene Therapeutics Inc.	62,101	1,691
*	Atara Biotherapeutics Inc.	122,086	1,648
*	Eagle Pharmaceuticals Inc.	28,457	1,605
*,^	OPKO Health Inc.	869,016	1,599
*	Achillion Pharmaceuticals Inc.	336,819	1,465
*	Alder Biopharmaceuticals Inc.	161,488	1,445
*,^	TG Therapeutics Inc.	209,906	1,304
*	Kura Oncology Inc.	84,670	1,285
*	Krystal Biotech Inc.	28,195	1,269
*	Voyager Therapeutics Inc.	70,915	1,267
*	Retrophin Inc.	96,178	1,211
*,^	Intellia Therapeutics Inc.	80,936	1,149
*,^	Viking Therapeutics Inc.	163,281	1,135
*	Karyopharm Therapeutics Inc.	126,957	1,097
*	Rhythm Pharmaceuticals Inc.	48,392	1,090
*,^	Intrexon Corp.	185,687	1,084
*,^	Flexion Therapeutics Inc.	82,257	1,083
*	Avrobio Inc.	54,551	1,063
*	Gossamer Bio Inc.	50,514	1,059
*	ImmunoGen Inc.	381,152	1,037
*	CytomX Therapeutics Inc.	115,320	1,013
*,^	Akcea Therapeutics Inc.	47,903	1,009
*	AMAG Pharmaceuticals Inc.	87,441	955
*	Progenics Pharmaceuticals Inc.	216,667	953
*	Homology Medicines Inc.	49,558	937
*,^	Dynavax Technologies Corp. Class A	214,792	889
*	Syros Pharmaceuticals Inc.	79,498	872
*	Prothena Corp. plc	102,060	858
*	Principia Biopharma Inc.	21,345	847
*	Puma Biotechnology Inc.	78,059	839
*	Twist Bioscience Corp.	28,524	828
*	Agenus Inc.	284,849	820
*	Myovant Sciences Ltd.	100,508	807
*	Akebia Therapeutics Inc.	194,540	804
*,^	Corbus Pharmaceuticals Holdings Inc.	153,555	795
*	Eidos Therapeutics Inc.	18,783	785
*,^	Rubius Therapeutics Inc.	81,669	758
*	PDL BioPharma Inc.	311,429	729
*	Rigel Pharmaceuticals Inc.	429,464	726
*	MeiraGTx Holdings plc	34,110	691
*,^	Geron Corp.	475,285	665
*	Assembly Biosciences Inc.	58,683	664
*	Clovis Oncology Inc.	114,868	644
*	Minerva Neurosciences Inc.	83,585	597
*	BioCryst Pharmaceuticals Inc.	198,754	594
*,^	Inovio Pharmaceuticals Inc.	250,684	542
*,^	Sorrento Therapeutics Inc.	253,957	536
*	Scholar Rock Holding Corp.	49,227	521
*	Gritstone Oncology Inc.	50,571	512
*	Forty Seven Inc.	62,362	473
*	Concert Pharmaceuticals Inc.	46,503	468
*	Y-mAbs Therapeutics Inc.	17,506	465

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Arcus Biosciences Inc.	56,075	438
*	Five Prime Therapeutics Inc.	77,135	419
*	Acorda Therapeutics Inc.	121,816	394
*	Cyclerion Therapeutics Inc.	41,324	393
*,^	MannKind Corp.	356,069	392
*,^	Crinetics Pharmaceuticals Inc.	24,664	391
*	KalVista Pharmaceuticals Inc.	24,222	378
*	Translate Bio Inc.	40,739	370
*,^	Novavax Inc.	60,011	358
*,^	Solid Biosciences Inc.	41,766	338
*,^	Marker Therapeutics Inc.	63,905	330
*	PhaseBio Pharmaceuticals Inc.	35,448	306
*	Synthorx Inc.	16,433	294
*	GlycoMimetics Inc.	88,373	294
*	TCR2 Therapeutics Inc.	15,326	258
*	Kiniksa Pharmaceuticals Ltd. Class A	26,750	236
*	Precision BioSciences Inc.	24,283	207
*,^	Organogenesis Holdings Inc.	47,090	194
*,^	Lexicon Pharmaceuticals Inc.	121,854	161
*	Calyxt Inc.	25,071	155
*	Replimune Group Inc.	14,496	151
*	Aduro Biotech Inc.	122,302	150
*	Abeona Therapeutics Inc.	85,768	132
*	Kezar Life Sciences Inc.	14,691	50
*	Achaogen Inc.	14,105	—
			1,903,932
Health Care Equipment & Supplies (26.4%)
	Abbott Laboratories	4,515,141	385,232
	Medtronic plc	3,431,538	370,229
	Danaher Corp.	1,649,092	234,320
	Stryker Corp.	860,978	189,983
	Becton Dickinson and Co.	690,248	175,268
*	Boston Scientific Corp.	3,558,339	152,048
*	Intuitive Surgical Inc.	295,395	151,047
*	Edwards Lifesciences Corp.	533,543	118,361
	Baxter International Inc.	1,240,208	109,076
	Zimmer Biomet Holdings Inc.	524,130	72,959
*	IDEXX Laboratories Inc.	220,194	63,799
	ResMed Inc.	366,952	51,116
	Teleflex Inc.	118,161	43,001
*	DexCom Inc.	233,114	40,005
	Cooper Cos. Inc.	126,690	39,242
*	Align Technology Inc.	194,603	35,634
*	Hologic Inc.	686,192	33,877
	STERIS plc	216,176	33,378
	Dentsply Sirona Inc.	599,044	31,240
	West Pharmaceutical Services Inc.	188,010	27,348
*	Varian Medical Systems Inc.	232,884	24,669
*	Insulet Corp.	152,783	23,555
*	ABIOMED Inc.	115,434	22,287
*	Masimo Corp.	129,666	19,871
	Hill-Rom Holdings Inc.	171,107	18,425
*	Novocure Ltd.	195,825	17,793
*	Haemonetics Corp.	130,941	17,485
*	Penumbra Inc.	80,058	11,652
*	Integra LifeSciences Holdings Corp.	186,276	11,180
*	Globus Medical Inc.	196,326	10,026
*	Tandem Diabetes Care Inc.	134,127	9,715
*	LivaNova plc	123,930	9,621
*	Neogen Corp.	133,637	9,424
	Cantel Medical Corp.	95,900	8,816
*	NuVasive Inc.	132,889	8,441
*	ICU Medical Inc.	50,290	8,134
	CONMED Corp.	72,509	7,307
*	Nevro Corp.	78,314	6,557
*	Wright Medical Group NV	307,503	6,411
*	Integer Holdings Corp.	83,181	6,022
*	Quidel Corp.	91,802	5,788
*	Glaukos Corp.	88,712	5,705
*	Merit Medical Systems Inc.	140,412	4,884
*	iRhythm Technologies Inc.	63,270	4,816
*	Cardiovascular Systems Inc.	89,621	4,340
*	Avanos Medical Inc.	122,341	4,059
	Atrion Corp.	3,774	2,933
*	AtriCure Inc.	98,566	2,700
*	STAAR Surgical Co.	86,021	2,590
*	Varex Imaging Corp.	97,366	2,566
*	CryoLife Inc.	94,750	2,539
*	Orthofix Medical Inc.	49,302	2,507
*	Natus Medical Inc.	87,750	2,429
*	Tactile Systems Technology Inc.	43,919	2,215
*	Inogen Inc.	47,578	2,206
*	Lantheus Holdings Inc.	98,596	2,146
	Mesa Laboratories Inc.	8,860	1,960
*	Cerus Corp.	352,916	1,895
*	AngioDynamics Inc.	96,279	1,769
*,^	CryoPort Inc.	78,488	1,708
*	Surmodics Inc.	34,547	1,626
*	Axogen Inc.	89,681	1,421
	LeMaitre Vascular Inc.	42,517	1,346
*	Heska Corp.	18,971	1,332
*	Antares Pharma Inc.	398,195	1,290
*	OraSure Technologies Inc.	156,481	1,033
	Meridian Bioscience Inc.	110,774	1,023
*	Corindus Vascular Robotics Inc.	237,438	1,009
*	Axonics Modulation Technologies Inc.	24,957	830
*	GenMark Diagnostics Inc.	128,214	768
*,^	Shockwave Medical Inc.	17,779	744
*	OrthoPediatrics Corp.	22,572	727
*	Accuray Inc.	229,599	615
*,^	ViewRay Inc.	146,956	579
*	SI-BONE Inc.	25,125	488
*,^	TransEnterix Inc.	472,127	432
	Invacare Corp.	84,223	408
*	Establishment Labs Holdings Inc.	15,690	312
*	Rockwell Medical Inc.	113,250	290
*	Neuronetics Inc.	20,302	217
			2,692,799
Health Care Providers & Services (17.8%)
	UnitedHealth Group Inc.	2,432,279	569,153
	CVS Health Corp.	3,324,643	202,537
	Anthem Inc.	658,191	172,130
	Cigna Corp.	971,007	149,506
	Humana Inc.	345,527	97,857
	HCA Healthcare Inc.	700,621	84,215
	McKesson Corp.	486,365	67,250
*	Centene Corp.	1,058,022	49,325
*	Laboratory Corp. of America Holdings	252,230	42,264
	Quest Diagnostics Inc.	344,060	35,221
*	WellCare Health Plans Inc.	128,982	34,921
	AmerisourceBergen Corp. Class A	403,654	33,209
	Cardinal Health Inc.	762,657	32,893
	Universal Health Services Inc. Class B	212,173	30,676
*	Henry Schein Inc.	381,770	23,525
*	Molina Healthcare Inc.	152,280	19,839
	Chemed Corp.	40,813	17,526
	Encompass Health Corp.	253,533	15,412
*,^	DaVita Inc.	265,568	14,970
*	HealthEquity Inc.	177,499	10,536
*	Amedisys Inc.	81,769	10,524
*	LHC Group Inc.	76,584	9,075
*	Guardant Health Inc.	93,554	8,189
*	AMN Healthcare Services Inc.	119,122	6,957
	Ensign Group Inc.	128,842	6,429
*	Acadia Healthcare Co. Inc.	227,958	6,032
*	Premier Inc. Class A	158,447	5,587
*	Tenet Healthcare Corp.	225,600	4,884
*	Select Medical Holdings Corp.	294,005	4,769
*	MEDNAX Inc.	222,277	4,686
	US Physical Therapy Inc.	32,847	4,386
	Patterson Cos. Inc.	220,633	3,689
*	Magellan Health Inc.	58,125	3,662
*	Brookdale Senior Living Inc.	429,458	3,513
*	BioTelemetry Inc.	86,105	3,414
*	Covetrus Inc.	255,901	3,401
*	R1 RCM Inc.	227,566	2,653
*	Addus HomeCare Corp.	28,463	2,504
	National HealthCare Corp.	29,254	2,364
*	Tivity Health Inc.	123,371	2,253
*	CorVel Corp.	26,214	2,208
	National Research Corp.	31,712	2,031
*	Providence Service Corp.	29,780	1,674
*	Hanger Inc.	85,652	1,617
*	PetIQ Inc. Class A	49,415	1,564
*	RadNet Inc.	108,863	1,514
*,^	Apollo Medical Holdings Inc.	64,057	1,254
*	Triple-S Management Corp. Class B	58,766	1,206
*	Cross Country Healthcare Inc.	92,636	950
*	Diplomat Pharmacy Inc.	152,449	886
*,^	Community Health Systems Inc.	226,122	563
*	Surgery Partners Inc.	50,069	322
*,^	Avalon GloboCare Corp.	53,203	104
			1,817,829
Health Care Technology (1.7%)
	Cerner Corp.	833,031	57,404
*	Veeva Systems Inc. Class A	327,198	52,476
*	Medidata Solutions Inc.	159,365	14,595
*,^	Teladoc Health Inc.	174,161	10,081
*	HMS Holdings Corp.	222,978	8,145
*	Omnicell Inc.	105,704	7,590
*	Allscripts Healthcare Solutions Inc.	426,517	3,873
*	Inovalon Holdings Inc. Class A	168,989	2,859
*	Tabula Rasa HealthCare Inc.	47,893	2,720

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Inspire Medical Systems Inc.	30,775	2,139
*	Vocera Communications Inc.	78,739	1,807
*	NextGen Healthcare Inc.	123,971	1,762
*	HealthStream Inc.	67,081	1,695
*	Evolent Health Inc. Class A	189,394	1,301
	Simulations Plus Inc.	32,004	1,156
	Computer Programs & Systems Inc.	34,343	726
*	Castlight Health Inc. Class B	213,558	301
			170,630
Life Sciences Tools & Services (7.3%)
	Thermo Fisher Scientific Inc.	1,023,657	293,851
*	Illumina Inc.	376,159	105,829
*	IQVIA Holdings Inc.	429,183	66,588
	Agilent Technologies Inc.	809,062	57,532
*	Mettler-Toledo International Inc.	63,502	41,707
*	Waters Corp.	177,813	37,677
	PerkinElmer Inc.	283,792	23,470
	Bio-Techne Corp.	96,942	18,571
*	Bio-Rad Laboratories Inc. Class A	53,795	18,167
*	Charles River Laboratories International Inc.	124,833	16,378
*	PRA Health Sciences Inc.	151,370	14,961
	Bruker Corp.	281,377	12,147
*	Avantor Inc.	579,072	10,134
*	Syneos Health Inc.	159,301	8,368
*	NeoGenomics Inc.	249,224	6,226
*	Medpace Holdings Inc.	73,074	5,912
*	Cambrex Corp.	86,020	5,155
	Luminex Corp.	102,918	2,110
*	Codexis Inc.	131,309	1,842
*	Pacific Biosciences of California Inc.	328,073	1,821
*,^	Accelerate Diagnostics Inc.	76,251	1,433
*	Quanterix Corp.	35,327	930
			750,809
Other (0.0%)[2]
*,^,§	Corium CVR	65,324	12
*,§	Clinical Data CVR	8,685	—
*,§	MannKind Corp. Warrants Exp. 12/26/2019	98,864	—
*	Advaxis Inc. Warrants Exp. 9/11/2024	7,710	—
			12
Pharmaceuticals (28.1%)
	Johnson & Johnson	6,795,611	872,285
	Merck & Co. Inc.	6,589,748	569,815
	Pfizer Inc.	13,979,525	496,972
	Eli Lilly & Co.	2,236,292	252,634
	Bristol-Myers Squibb Co.	4,186,326	201,237
	Zoetis Inc.	1,224,922	154,855
	Allergan plc	838,913	133,991
*	Mylan NV	1,320,793	25,716
*	Elanco Animal Health Inc.	907,099	23,603
*	Catalent Inc.	372,888	19,666
*	Jazz Pharmaceuticals plc	144,881	18,566
	Perrigo Co. plc	330,141	15,444
*	Horizon Therapeutics plc	473,990	13,096
*	Nektar Therapeutics Class A	446,488	7,845
*	MyoKardia Inc.	112,146	6,030
*	Zogenix Inc.	103,242	4,407
*	Prestige Consumer Healthcare Inc.	133,313	4,250
*	Reata Pharmaceuticals Inc. Class A	50,062	3,860
*	Supernus Pharmaceuticals Inc.	134,615	3,639
*	Pacira BioSciences Inc.	94,647	3,525
*	Corcept Therapeutics Inc.	265,761	3,351
*	Aerie Pharmaceuticals Inc.	112,630	2,440
*,^	Cara Therapeutics Inc.	103,380	2,423
*	Theravance Biopharma Inc.	108,767	2,396
*,^	Omeros Corp.	118,691	2,195
*	Innoviva Inc.	181,516	2,104
*	Amphastar Pharmaceuticals Inc.	90,577	2,034
*	Tricida Inc.	50,932	1,777
*,^	Tilray Inc.	61,825	1,587
*,^	TherapeuticsMD Inc.	527,552	1,525
*	Axsome Therapeutics Inc.	59,576	1,516
*	ANI Pharmaceuticals Inc.	22,750	1,490
*	Intersect ENT Inc.	81,430	1,334
*	Endo International plc	519,044	1,230
*	Odonate Therapeutics Inc.	36,219	1,116
*,^	WaVe Life Sciences Ltd.	48,451	1,114
	Phibro Animal Health Corp. Class A	51,862	1,071
*	Revance Therapeutics Inc.	100,787	1,068
*	Intra-Cellular Therapies Inc.	120,110	1,028
*	Dermira Inc.	118,710	951
*	Cymabay Therapeutics Inc.	154,866	917
*	Collegium Pharmaceutical Inc.	68,193	790
*	Arvinas Inc.	28,981	754
*	Akorn Inc.	235,906	682
*	SIGA Technologies Inc.	134,752	676
*	Amneal Pharmaceuticals Inc.	235,102	599
*,^	Mallinckrodt plc	212,102	549
*,^	Evolus Inc.	31,420	542
*,^	Dova Pharmaceuticals Inc.	32,736	491
*	Xeris Pharmaceuticals Inc.	37,689	437
*,^	Optinose Inc.	41,153	315
*	Eloxx Pharmaceuticals Inc.	38,204	237
*	Assertio Therapeutics Inc.	159,617	230
*	Kala Pharmaceuticals Inc.	46,477	191
			2,872,596
Total Common Stocks (Cost $8,679,549)			10,208,607
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 2.249% (Cost $38,438)	384,386	38,442
Total Investments (100.3%) (Cost $8,717,987)			10,247,049

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	493
Receivables for Accrued Income	17,459
Receivables for Capital Shares Issued	764
Unrealized Appreciation—OTC Swap Contracts	324
Other Assets[4]	5,229
Total Other Assets	24,269
Liabilities
Payables for Investment Securities Purchased	(10)
Collateral for Securities on Loan	(43,647)
Payables for Capital Shares Redeemed	(1,901)
Payables to Vanguard	(1,635)
Other Liabilities	(9,867)
Total Liabilities	(57,060)
Net Assets (100%)	10,214,258

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	8,797,390
Total Distributable Earnings (Loss)	1,416,868
Net Assets	10,214,258

ETF Shares—Net Assets
Applicable to 52,424,862 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,898,531
Net Asset Value Per Share— ETF Shares	$169.74

Admiral Shares—Net Assets
Applicable to 15,496,040 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,315,727
Net Asset Value Per Share— Admiral Shares	$84.91

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $40,367,000.

§   Security value determined using significant unobservable inputs.

1   The fund invests a portion of its assets in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2   “Other” represents securities that are not classified by the fund’s benchmark index.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $43,647,000 of collateral received for securities on loan, of which $38,418,000 is held in Vanguard Market Liquidity Fund and $5,229,000 is held in cash.

CVR—Contingent Value Rights.

OTC—Over-the-Counter.

Health Care Index Fund

Derivative Financial Instruments Outstanding as of Period End
Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Pfizer Inc.	2/4/20	GSI	7,930	(2.182)		324	—

1   Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	224,007
Interest[1]	132
Securities Lending—Net	2,310
Total Income	226,449
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,523
Management and Administrative— ETF Shares	6,798
Management and Administrative— Admiral Shares	1,013
Marketing and Distribution— ETF Shares	373
Marketing and Distribution— Admiral Shares	76
Custodian Fees	41
Auditing Fees	33
Shareholders’ Reports—ETF Shares	350
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	5
Total Expenses	10,224
Net Investment Income	216,225
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	428,648
Futures Contracts	(94)
Swap Contracts	(1,751)
Realized Net Gain (Loss)	426,803
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(874,792)
Futures Contracts	(9)
Swap Contracts	324
Change in Unrealized Appreciation (Depreciation)	(874,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,449)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $112,000, ($11,000), and ($4,000), respectively.

2   Includes $469,682,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216,225	115,866
Realized Net Gain (Loss)	426,803	303,245
Change in Unrealized Appreciation (Depreciation)	(874,477)	1,070,942
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,449)	1,490,053
Distributions
Net Investment Income
ETF Shares	(183,804)	(97,160)
Admiral Shares	(26,640)	(13,600)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(210,444)	(110,760)
Capital Share Transactions
ETF Shares	692,430	387,467
Admiral Shares	121,577	149,874
Net Increase (Decrease) from Capital Share Transactions	814,007	537,341
Total Increase (Decrease)	372,114	1,916,634
Net Assets
Beginning of Period	9,842,144	7,925,510
End of Period	10,214,258	9,842,144

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$177.07	$151.13	$133.25	$132.34	$117.17
Investment Operations
Net Investment Income	3.600[1,2]	2.194[1]	1.994[1]	1.795	1.350
Net Realized and Unrealized Gain (Loss) on Investments	(7.457)	25.846	17.846	1.559	15.105
Total from Investment Operations	(3.857)	28.040	19.840	3.354	16.455
Distributions
Dividends from Net Investment Income	(3.473)	(2.100)	(1.960)	(2.444)	(1.285)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.473)	(2.100)	(1.960)	(2.444)	(1.285)
Net Asset Value, End of Period	$169.74	$177.07	$151.13	$133.25	$132.34

Total Return	-2.22%	18.75%	15.06%	2.61%	14.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,899	$8,594	$7,002	$5,708	$5,826
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to Average Net Assets	2.12%[2]	1.38%	1.46%	1.40%	1.25%
Portfolio Turnover Rate[3]	5%	6%	4%	7%	4%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $1.132 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$88.57	$75.60	$66.65	$66.20	$58.61
Investment Operations
Net Investment Income	1.804[1,2]	1.101[1]	.996[1]	.898	.676
Net Realized and Unrealized Gain (Loss) on Investments	(3.727)	12.920	8.934	.774	7.557
Total from Investment Operations	(1.923)	14.021	9.930	1.672	8.233
Distributions
Dividends from Net Investment Income	(1.737)	(1.051)	(.980)	(1.222)	(.643)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.737)	(1.051)	(.980)	(1.222)	(.643)
Net Asset Value, End of Period	$84.91	$88.57	$75.60	$66.65	$66.20

Total Return[3]	-2.21%	18.74%	15.07%	2.61%	14.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,316	$1,248	$924	$800	$824
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.12%[2]	1.38%	1.46%	1.40%	1.24%
Portfolio Turnover Rate[4]	5%	6%	4%	7%	4%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $.566 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Health Care Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Health Care Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $493,000, representing less than 0.01% of the fund’s net assets and 0.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.      Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,208,595	—	12
Temporary Cash Investments	38,442	—	—
Swap Contracts—Assets	—	324	—
Total	10,247,037	324	12

D.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:

Amount
($000)

Paid-in Capital	469,649
Total Distributable Earnings (Loss)	(469,649)

Health Care Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, the realization of unrealized gains or losses on certain swap agreements, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	29,233
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(140,248)
Net Unrealized Gains (Losses)	1,529,014

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,718,035
Gross Unrealized Appreciation	2,442,099
Gross Unrealized Depreciation	(913,085)
Net Unrealized Appreciation (Depreciation)	1,529,014

E.      During the year ended August 31, 2019, the fund purchased $2,455,907,000 of investment securities and sold $1,639,648,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,642,063,000 and $1,136,126,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.       Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,841,149	10,713	1,206,793	7,410
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,148,719)	(6,825)	(819,326)	(5,200)
Net Increase (Decrease)—ETF Shares	692,430	3,888	387,467	2,210
Admiral Shares
Issued	463,889	5,465	369,026	4,634
Issued in Lieu of Cash Distributions	23,415	269	12,050	154
Redeemed	(365,727)	(4,327)	(231,202)	(2,921)
Net Increase (Decrease)—Admiral Shares	121,577	1,407	149,874	1,867

G.     Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund ETF Shares Net Asset Value	-0.73%	8.62%	13.84%	$36,563
Industrials Index Fund ETF Shares Market Price	-0.75	8.62	13.84	36,546
Spliced US IMI/Industrials 25/50	-0.65	8.71	13.98	37,002
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 28, 2010; MSCI US IMI/Industrials 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund Admiral Shares	-0.75%	8.63%	13.85%	$365,738
Spliced US IMI/Industrials 25/50	-0.65	8.71	13.98	370,023
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	-0.75%	51.17%	265.46%
Industrials Index Fund ETF Shares Net Asset Value	-0.73	51.19	265.63
Spliced US IMI/Industrials 25/50	-0.65	51.80	270.02

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Sector Diversification

As of August 31, 2019

Aerospace & Defense	25.2%
Agricultural & Farm Machinery	2.0
Air Freight & Logistics	5.4
Airlines	3.8
Airport Services	0.1
Building Products	4.0
Commercial Printing	0.3
Construction & Engineering	1.6
Construction Machinery & Heavy Trucks	5.3
Diversified Support Services	2.0
Electrical Components & Equipment	5.1
Environmental & Facilities Services	4.3
Heavy Electrical Equipment	0.1
Human Resource & Employment Services	1.0
Industrial Conglomerates	11.4
Industrial Machinery	10.7
Marine	0.2
Office Services & Supplies	0.5
Railroads	7.8
Research & Consulting Services	4.4
Security & Alarm Services	0.2
Trading Companies & Distributors	3.0
Trucking	1.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Industrials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Aerospace & Defense (25.2%)
	Boeing Co.	670,416	244,092
	United Technologies Corp.	1,027,437	133,813
	Lockheed Martin Corp.	319,176	122,599
	Northrop Grumman Corp.	202,328	74,430
	Raytheon Co.	351,039	65,055
	General Dynamics Corp.	307,992	58,910
	L3Harris Technologies Inc.	277,492	58,665
	TransDigm Group Inc.	60,046	32,324
*	Teledyne Technologies Inc.	45,480	14,035
	Textron Inc.	292,299	13,154
	Arconic Inc.	498,297	12,876
	Huntington Ingalls Industries Inc.	52,171	10,904
	HEICO Corp. Class A	96,095	10,605
	Spirit AeroSystems Holdings Inc. Class A	129,922	10,472
	Hexcel Corp.	106,648	8,974
	HEICO Corp.	53,441	7,731
	BWX Technologies Inc.	119,203	7,057
	Curtiss-Wright Corp.	51,112	6,268
*	Mercury Systems Inc.	69,349	5,938
*	Aerojet Rocketdyne Holdings Inc.	88,710	4,633
*	Axon Enterprise Inc.	74,078	4,443
	Moog Inc. Class A	40,705	3,307
	Cubic Corp.	37,097	2,570
*	Kratos Defense & Security Solutions Inc.	112,822	2,253
	AAR Corp.	41,742	1,793
*	AeroVironment Inc.	26,870	1,385
	Triumph Group Inc.	62,335	1,295
*	Astronics Corp.	30,749	846
*	Wesco Aircraft Holdings Inc.	67,829	746
*	Ducommun Inc.	13,632	561
	National Presto Industries Inc.	6,010	515
	Park Aerospace Corp.	22,738	384
			922,633
Air Freight & Logistics (5.4%)
	United Parcel Service Inc. Class B	874,883	103,814
	FedEx Corp.	310,640	49,271
	Expeditors International of Washington Inc.	215,816	15,344
	CH Robinson Worldwide Inc.	171,179	14,463
*	XPO Logistics Inc.	115,241	8,166
	Forward Air Corp.	35,911	2,237
*	Hub Group Inc. Class A	42,730	1,840
*	Air Transport Services Group Inc.	74,959	1,514
*	Atlas Air Worldwide Holdings Inc.	32,344	836
*	Echo Global Logistics Inc.	34,710	696
*	Radiant Logistics Inc.	46,010	224
			198,405
Airlines (3.8%)
	Delta Air Lines Inc.	738,887	42,752
	Southwest Airlines Co.	613,083	32,077
*	United Airlines Holdings Inc.	297,061	25,045
	American Airlines Group Inc.	502,611	13,224
	Alaska Air Group Inc.	154,978	9,255
*	JetBlue Airways Corp.	376,892	6,528
	SkyWest Inc.	64,168	3,674
*	Spirit Airlines Inc.	85,890	3,224
	Allegiant Travel Co. Class A	16,338	2,320
	Hawaiian Holdings Inc.	60,595	1,479
			139,578
Building Products (4.0%)
	Johnson Controls International plc	998,459	42,624
	Masco Corp.	368,581	15,012
	Allegion plc	117,957	11,356
	Lennox International Inc.	44,323	11,248
	Fortune Brands Home & Security Inc.	175,401	8,956
	AO Smith Corp.	176,884	8,229
	Owens Corning	136,009	7,801
*	Trex Co. Inc.	73,297	6,269
	Armstrong World Industries Inc.	58,261	5,562
	Simpson Manufacturing Co. Inc.	50,344	3,232
	Universal Forest Products Inc.	76,874	3,006
*	Builders FirstSource Inc.	144,869	2,818
	AAON Inc.	52,261	2,507
*	Resideo Technologies Inc.	153,786	2,119
*	Masonite International Corp.	32,153	1,717
	Advanced Drainage Systems Inc.	54,078	1,697
*	Gibraltar Industries Inc.	40,228	1,620
*	American Woodmark Corp.	19,170	1,579
*	JELD-WEN Holding Inc.	81,655	1,409
	CSW Industrials Inc.	18,649	1,272
	Apogee Enterprises Inc.	32,319	1,194
*	PGT Innovations Inc.	73,971	1,184
*	Continental Building Products Inc.	43,146	1,085
*	Patrick Industries Inc.	28,351	1,025
	Griffon Corp.	46,410	810
	Quanex Building Products Corp.	41,311	711
	Insteel Industries Inc.	23,546	440
*	Cornerstone Building Brands Inc.	84,345	396
*	Armstrong Flooring Inc.	20,143	136
			147,014
Commercial Services & Supplies (7.2%)
	Waste Management Inc.	532,511	63,555
	Waste Connections Inc.	330,811	30,401
	Cintas Corp.	111,557	29,429
	Republic Services Inc. Class A	282,254	25,191
*	Copart Inc.	258,741	19,506
*	IAA Inc.	166,474	8,132
	Rollins Inc.	184,761	6,062
	Tetra Tech Inc.	68,990	5,596
*	Stericycle Inc.	114,059	5,120
*	Clean Harbors Inc.	66,498	4,891
	MSA Safety Inc.	46,021	4,861
	Brink’s Co.	62,480	4,702
	KAR Auction Services Inc.	166,860	4,432
	UniFirst Corp.	19,220	3,765
	Herman Miller Inc.	74,336	3,143
*	Cimpress NV	27,002	3,097
	ABM Industries Inc.	82,994	3,092
*	Advanced Disposal Services Inc.	94,497	3,064
	Brady Corp. Class A	61,716	2,914
	Covanta Holding Corp.	148,171	2,548
	Deluxe Corp.	54,767	2,524
*	Casella Waste Systems Inc. Class A	55,057	2,505
^	Healthcare Services Group Inc.	93,340	2,105
	McGrath RentCorp	30,357	1,944
	Mobile Mini Inc.	56,439	1,764
	Steelcase Inc. Class A	111,127	1,726
	HNI Corp.	54,704	1,706
	US Ecology Inc.	27,597	1,672
	Viad Corp.	25,402	1,642
	Knoll Inc.	62,909	1,451
	ACCO Brands Corp.	127,283	1,180
	Matthews International Corp. Class A	39,849	1,168
*	SP Plus Corp.	28,668	989
^	ADT Inc.	187,678	893
	Interface Inc. Class A	75,463	834
	Pitney Bowes Inc.	226,603	807
	Kimball International Inc. Class B	45,329	795
*	BrightView Holdings Inc.	39,046	716
	Ennis Inc.	33,199	668
*	Team Inc.	36,352	599
*	Heritage-Crystal Clean Inc.	18,395	451
	Quad/Graphics Inc.	41,482	373
	VSE Corp.	11,192	356
*	PICO Holdings Inc.	24,676	238
*	Civeo Corp.	169,444	235
	RR Donnelley & Sons Co.	87,005	211
	LSC Communications Inc.	42,061	55
			263,108
Construction & Engineering (1.6%)
	Jacobs Engineering Group Inc.	171,557	15,245
*	AECOM	196,966	6,988

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	EMCOR Group Inc.	70,204	6,139
	Quanta Services Inc.	177,916	6,031
*	MasTec Inc.	76,424	4,805
	Valmont Industries Inc.	27,457	3,720
	Fluor Corp.	175,267	3,097
	Comfort Systems USA Inc.	46,245	1,788
	Arcosa Inc.	54,604	1,774
*	Dycom Industries Inc.	39,535	1,759
	Granite Construction Inc.	58,443	1,662
	Primoris Services Corp.	54,835	1,072
*	WillScot Corp. Class A	67,267	938
*	Aegion Corp. Class A	39,921	788
*	NV5 Global Inc.	12,434	768
	Argan Inc.	17,500	723
*	MYR Group Inc.	21,208	608
*	Tutor Perini Corp.	49,928	499
*	Ameresco Inc. Class A	26,703	385
*	Construction Partners Inc. Class A	16,637	274
*	IES Holdings Inc.	11,345	214
			59,277
Electrical Equipment (5.2%)
	Emerson Electric Co.	771,033	45,946
	Eaton Corp. plc	530,738	42,841
	AMETEK Inc.	285,782	24,557
	Rockwell Automation Inc.	148,542	22,696
*	Sensata Technologies Holding plc	203,024	9,254
	Hubbell Inc. Class B	68,478	8,980
	Acuity Brands Inc.	49,987	6,269
*	Generac Holdings Inc.	78,040	6,086
	nVent Electric plc	196,916	3,989
	Regal Beloit Corp.	53,965	3,826
	EnerSys	53,782	3,012
*	Atkore International Group Inc.	57,991	1,682
*	Sunrun Inc.	93,837	1,439
	Encore Wire Corp.	26,098	1,409
	AZZ Inc.	32,894	1,358
	GrafTech International Ltd.	90,992	1,109
*	Thermon Group Holdings Inc.	41,359	900
*	Vicor Corp.	23,265	709
*,^	Plug Power Inc.	308,163	669
*	TPI Composites Inc.	35,677	629
	Powell Industries Inc.	11,561	420
*	Vivint Solar Inc.	51,739	417
*,^	Bloom Energy Corp. Class A	65,396	293
			188,490
Industrial Conglomerates (11.4%)
	Honeywell International Inc.	912,626	150,237
	3M Co.	723,047	116,931
	General Electric Co.	10,939,138	90,248
	Roper Technologies Inc.	130,258	47,773
	Carlisle Cos. Inc.	71,643	10,385
	Raven Industries Inc.	45,475	1,327
			416,901
Machinery (18.1%)
	Caterpillar Inc.	717,340	85,363
	Illinois Tool Works Inc.	408,576	61,229
	Deere & Co.	377,749	58,517
	Ingersoll-Rand plc	302,426	36,621
	PACCAR Inc.	434,562	28,490
	Cummins Inc.	187,682	28,015
	Fortive Corp.	378,351	26,825
	Parker-Hannifin Corp.	161,087	26,703
	Stanley Black & Decker Inc.	190,168	25,266
	Xylem Inc.	225,838	17,301
	Dover Corp.	182,361	17,095
	Wabtec Corp.	228,257	15,798
	IDEX Corp.	94,965	15,642
	Snap-on Inc.	69,457	10,327
	Toro Co.	133,221	9,593
	Graco Inc.	209,061	9,527
	Nordson Corp.	64,947	8,830
*	WABCO Holdings Inc.	64,188	8,570
	Donaldson Co. Inc.	159,881	7,732
*	Middleby Corp.	69,946	7,670
	Woodward Inc.	70,030	7,553
	Pentair plc	205,221	7,372
	Flowserve Corp.	164,314	7,013
	Allison Transmission Holdings Inc.	143,100	6,358
	ITT Inc.	109,993	6,261
	Lincoln Electric Holdings Inc.	74,725	6,169
	Oshkosh Corp.	87,697	6,162
	AGCO Corp.	81,750	5,651
*	RBC Bearings Inc.	31,092	4,960
*	Gardner Denver Holdings Inc.	164,466	4,717
	Crane Co.	60,038	4,577
	John Bean Technologies Corp.	39,642	4,056
*	Rexnord Corp.	132,526	3,470
	Timken Co.	85,776	3,446
	Watts Water Technologies Inc. Class A	34,801	3,189
	Kennametal Inc.	103,319	3,088
*	Proto Labs Inc.	31,871	3,019
*	Colfax Corp.	110,524	3,006
	Albany International Corp. Class A	36,515	3,002
	Barnes Group Inc.	60,981	2,735
*	Welbilt Inc.	167,825	2,642
*	Chart Industries Inc.	41,943	2,636
	ESCO Technologies Inc.	32,592	2,481
	Trinity Industries Inc.	138,307	2,416
	Franklin Electric Co. Inc.	49,673	2,278
	Federal Signal Corp.	75,795	2,252
	Terex Corp.	89,233	2,216
	Hillenbrand Inc.	78,502	2,154
	Altra Industrial Motion Corp.	80,663	2,096
*	SPX Corp.	54,965	2,086
	Mueller Water Products Inc. Class A	198,703	2,078
*	Harsco Corp.	100,530	1,799
*	SPX FLOW Inc.	53,168	1,792
	Mueller Industries Inc.	67,607	1,782
	Actuant Corp. Class A	77,295	1,717
*	TriMas Corp.	57,641	1,694
*	Meritor Inc.	94,513	1,590
*	Evoqua Water Technologies Corp.	100,779	1,558
	EnPro Industries Inc.	24,882	1,550
	Helios Technologies Inc.	35,930	1,537
	Tennant Co.	21,475	1,469
	Alamo Group Inc.	12,537	1,431
*	Milacron Holdings Corp.	88,358	1,400
*	Navistar International Corp.	55,635	1,280
	Douglas Dynamics Inc.	28,630	1,196
	Lindsay Corp.	13,509	1,192
	Kadant Inc.	13,904	1,144
	Standex International Corp.	15,800	1,086
	Wabash National Corp.	69,437	947
	Greenbrier Cos. Inc.	40,644	947
	Columbus McKinnon Corp.	28,367	918
	Astec Industries Inc.	26,851	741
*	CIRCOR International Inc.	21,276	731
	Gorman-Rupp Co.	23,137	691
*	Gates Industrial Corp. plc	71,808	625
*	Manitowoc Co. Inc.	44,110	551
	REV Group Inc.	34,565	446
*	Lydall Inc.	21,537	433
	Hyster-Yale Materials Handling Inc.	7,861	429
*,^	Energy Recovery Inc.	39,998	387
	NN Inc.	52,783	339
*	Blue Bird Corp.	17,985	328
	Omega Flex Inc.	3,750	316
	Park-Ohio Holdings Corp.	10,320	281
	Briggs & Stratton Corp.	52,498	227
	Titan International Inc.	64,010	166
			660,973
Marine (0.2%)
*	Kirby Corp.	71,329	5,249
	Matson Inc.	53,476	1,900
*	Genco Shipping & Trading Ltd.	20,450	196
			7,345
Professional Services (5.3%)
	Verisk Analytics Inc. Class A	194,934	31,490
*	IHS Markit Ltd.	476,423	31,258
*	CoStar Group Inc.	45,844	28,188
	Equifax Inc.	151,650	22,198
	TransUnion	235,107	19,667
	Nielsen Holdings plc	445,393	9,246
	Robert Half International Inc.	148,984	7,966
	ManpowerGroup Inc.	74,928	6,125
*	FTI Consulting Inc.	47,603	5,148
	Insperity Inc.	49,084	4,862
	Exponent Inc.	64,986	4,607
*	ASGN Inc.	66,172	4,134
*	TriNet Group Inc.	57,047	3,830
	Korn Ferry	70,965	2,773
	ICF International Inc.	23,676	2,004
*	Huron Consulting Group Inc.	28,666	1,755
*	CBIZ Inc.	65,001	1,452
	Navigant Consulting Inc.	49,274	1,373
*	TrueBlue Inc.	51,025	990
*,^	Upwork Inc.	67,889	982
	Kelly Services Inc. Class A	39,816	964
	Kforce Inc.	28,603	931
	Barrett Business Services Inc.	9,255	806
	Resources Connection Inc.	38,851	643
	Heidrick & Struggles International Inc.	23,851	633
	Forrester Research Inc.	13,597	474
*	Willdan Group Inc.	12,976	469
	CRA International Inc.	9,995	389
*	Mistras Group Inc.	23,075	337
			195,694
Road & Rail (9.4%)
	Union Pacific Corp.	887,807	143,789
	CSX Corp.	964,241	64,623
	Norfolk Southern Corp.	313,657	54,592
	Kansas City Southern	126,251	15,882

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Old Dominion Freight Line Inc.	81,300	13,314
	JB Hunt Transport Services Inc.	109,217	11,800
*	Genesee & Wyoming Inc. Class A	71,022	7,875
	Landstar System Inc.	50,311	5,611
	Knight-Swift Transportation Holdings Inc.	162,723	5,555
	AMERCO	11,052	3,886
	Ryder System Inc.	66,835	3,219
*	Saia Inc.	32,447	2,776
*	Avis Budget Group Inc.	80,562	1,996
	Werner Enterprises Inc.	56,900	1,859
*,^	Hertz Global Holdings Inc.	107,652	1,304
	Schneider National Inc. Class B	64,669	1,257
	Heartland Express Inc.	56,078	1,154
	Marten Transport Ltd.	51,707	1,017
	ArcBest Corp.	31,646	937
*,^	Uber Technologies Inc.	11,574	377
*	Covenant Transportation Group Inc. Class A	15,944	229
	Universal Logistics Holdings Inc.	10,571	221
*	US Xpress Enterprises Inc. Class A	26,453	111
*	YRC Worldwide Inc.	40,142	88
*	Daseke Inc.	49,283	87
			343,559
Trading Companies & Distributors (3.0%)
	Fastenal Co.	718,639	22,005
	WW Grainger Inc.	59,157	16,188
*	United Rentals Inc.	98,828	11,124
*	HD Supply Holdings Inc.	214,586	8,350
	Watsco Inc.	40,377	6,604
	Air Lease Corp. Class A	132,406	5,500
*	SiteOne Landscape Supply Inc.	48,818	3,818
	MSC Industrial Direct Co. Inc. Class A	56,277	3,805
*	Univar Inc.	170,579	3,301
	GATX Corp.	43,147	3,202
*	Beacon Roofing Supply Inc.	85,526	2,727
	Applied Industrial Technologies Inc.	48,928	2,612
*	WESCO International Inc.	53,184	2,398
	Triton International Ltd.	66,621	2,142
*	BMC Stock Holdings Inc.	83,307	2,119
	Kaman Corp.	31,551	1,842
*	NOW Inc.	135,930	1,616
	Aircastle Ltd.	70,216	1,534
*	MRC Global Inc.	103,910	1,306
	Rush Enterprises Inc. Class A	35,536	1,283
*	GMS Inc.	40,302	1,187
*	Herc Holdings Inc.	26,766	1,105
	H&E Equipment Services Inc.	40,014	972
*	DXP Enterprises Inc.	20,810	675
*	CAI International Inc.	20,834	441
*	Foundation Building Materials Inc.	24,700	423
	Systemax Inc.	16,485	331
*	Veritiv Corp.	15,782	261
	Rush Enterprises Inc. Class B	4,736	176
*	General Finance Corp.	20,066	166
	EVI Industries Inc.	5,098	152
			109,365
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure Corp.	97,495	3,687
Total Common Stocks
(Cost $3,368,508)			3,656,029
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $3,128)	31,285	3,129
Total Investments (100.0%)
(Cost $3,371,636)			3,659,158

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	182
Receivables for Accrued Income	9,541
Receivables for Capital Shares Issued	219
Unrealized Appreciation—OTC Swap Contracts	101
Other Assets[3]	405
Total Other Assets	10,448
Liabilities
Payables for Investment Securities Purchased	(5,090)
Collateral for Securities on Loan	(3,531)
Payables for Capital Shares Redeemed	(293)
Payables to Vanguard	(610)
Other Liabilities	(675)
Total Liabilities	(10,199)
Net Assets (100%)	3,659,407

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,398,097
Total Distributable Earnings (Loss)	261,310
Net Assets	3,659,407

ETF Shares—Net Assets
Applicable to 24,257,273 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,457,342
Net Asset Value Per Share—ETF Shares	$142.53

Admiral Shares—Net Assets
Applicable to 2,759,581 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	202,065
Net Asset Value Per Share—Admiral Shares	$73.22

•          See Note A in Notes to Financial Statements.

*           Non-income-producing security.

^          Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,168,000.

1       The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2       Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3       Includes $3,531,000 of collateral received for securities on loan, of which $3,126,000 is held in Vanguard Market Liquidity Fund and $405,000 is held in cash.

OTC—Over-the-Counter.

Industrials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Norfolk Southern	2/4/20	GSI	3,397	(2.182)		101	—

1       Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	72,441
Interest[1]	51
Securities Lending—Net	281
Total Income	72,773
Expenses
The Vanguard Group—Note B
Investment Advisory Services	563
Management and Administrative—ETF Shares	2,510
Management and Administrative—Admiral Shares	148
Marketing and Distribution—ETF Shares	177
Marketing and Distribution—Admiral Shares	13
Custodian Fees	55
Auditing Fees	33
Shareholders’ Reports—ETF Shares	186
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	2
Total Expenses	3,692
Net Investment Income	69,081
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	268,137
Futures Contracts	44
Swap Contracts	343
Realized Net Gain (Loss)	268,524
Change in Unrealized Appreciation (Depreciation)
Investment Securities1	(460,259)
Futures Contracts	—
Swap Contracts	101
Change in Unrealized Appreciation (Depreciation)	(460,158)
Net Increase (Decrease) in Net Assets Resulting from Operations	(122,553)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $43,000, ($2,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $267,575,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,081	61,880
Realized Net Gain (Loss)	268,524	197,071
Change in Unrealized Appreciation (Depreciation)	(460,158)	267,782
Net Increase (Decrease) in Net Assets Resulting from Operations	(122,553)	526,733
Distributions
Net Investment Income
ETF Shares	(62,999)	(57,742)
Admiral Shares	(3,522)	(3,306)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(66,521)	(61,048)
Capital Share Transactions
ETF Shares	(317,178)	313,464
Admiral Shares	(4,653)	13,333
Net Increase (Decrease) from Capital Share Transactions	(321,831)	326,797
Total Increase (Decrease)	(510,905)	792,482
Net Assets
Beginning of Period	4,170,312	3,377,830
End of Period	3,659,407	4,170,312

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$146.12	$128.70	$111.57	$99.23	$103.95
Investment Operations
Net Investment Income	2.597 [1]	2.263 [1]	2.383 [1]	2.083	1.914
Net Realized and Unrealized Gain (Loss) on Investments	(3.754)	17.412	16.998	13.204	(4.961)
Total from Investment Operations	(1.157)	19.675	19.381	15.287	(3.047)
Distributions
Dividends from Net Investment Income	(2.433)	(2.255)	(2.251)	(2.947)	(1.673)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.433)	(2.255)	(2.251)	(2.947)	(1.673)
Net Asset Value, End of Period	$142.53	$146.12	$128.70	$111.57	$99.23

Total Return	-0.73%	15.41%	17.55%	15.78%	-3.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,457	$3,957	$3,202	$2,338	$1,898
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.62%	1.95%	2.08%	1.83%
Portfolio Turnover Rate[2]	4%	4%	5%	8%	4%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$75.07	$66.12	$57.32	$50.98	$53.40
Investment Operations
Net Investment Income	1.340 [1]	1.154 [1]	1.237 [1]	1.069	.982
Net Realized and Unrealized Gain (Loss) on Investments	(1.941)	8.955	8.721	6.783	(2.541)
Total from Investment Operations	(.601)	10.109	9.958	7.852	(1.559)
Distributions
Dividends from Net Investment Income	(1.249)	(1.159)	(1.158)	(1.512)	(.861)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.249)	(1.159)	(1.158)	(1.512)	(.861)
Net Asset Value, End of Period	$73.22	$75.07	$66.12	$57.32	$50.98

Total Return[2]	-0.75%	15.41%	17.55%	15.77%	-2.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$202	$213	$176	$77	$66
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.62%	1.95%	2.08%	1.83%
Portfolio Turnover Rate[3]	4%	4%	5%	8%	4%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Industrials Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Industrials Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $182,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,656,029	—	—
Temporary Cash Investments	3,129	—	—
Swap Contracts—Assets	—	101	—
Total	3,659,158	101	—

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards, passive foreign investment companies, and swap agreements were reclassified to the following accounts.

Amount
($000)
Paid-in Capital	262,427
Total Distributable Earnings (Loss)	(262,427)

Industrials Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, unrealized gains on passive foreign investment companies and swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	16,687
Undistributed Long-term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(42,411)
Net Unrealized Gains (Losses)	287,465

* The fund used capital loss carryforwards of $606,000 to offset taxable capital gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,371,693
Gross Unrealized Appreciation	701,587
Gross Unrealized Depreciation	(414,122)
Net Unrealized Appreciation (Depreciation)	287,465

E.  During the year ended August 31, 2019, the fund purchased $751,619,000 of investment securities and sold $1,070,741,000 of investment securities, other than temporary cash investments. Purchases and sales include $550,805,000 and $928,582,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	613,810	4,352	895,688	6,351
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(930,988)	(7,175)	(582,224)	(4,150)
Net Increase (Decrease)—ETF Shares	(317,178)	(2,823)	313,464	2,201
Admiral Shares
Issued	68,108	955	115,722	1,602
Issued in Lieu of Cash Distributions	2,995	42	2,828	40
Redeemed	(75,756)	(1,078)	(105,217)	(1,459)
Net Increase (Decrease)—Admiral Shares	(4,653)	(81)	13,333	183

At August 31, 2019, one shareholder was the record or beneficial owner of 44% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund ETF Shares Net Asset Value	6.70%	17.63%	17.45%	$49,958
Information Technology Index Fund ETF Shares Market Price	6.63	17.62	17.43	49,869
Information Technology Spliced Index	6.80	17.75	17.61	50,616
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Information Technology Spliced Index: MSCI US IMI/Information Technology through February 28, 2010; MSCI US IMI/Information Technology 25/50 through May 2, 2018; MSCI US IMI/ Information Technology 25/50 Transition Index through December 2, 2018; MSCI US IMI/ Information Technology 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	6.70%	17.65%	17.46%	$499,802
Information Technology Spliced Index	6.80	17.75	17.61	506,162
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	6.63%	125.10%	398.69%
Information Technology Index Fund ETF Shares Net Asset Value	6.70	125.25	399.58
Information Technology Spliced Index	6.80	126.4	406.16

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Sector Diversification

As of August 31, 2019

Application Software	11.8%
Communications Equipment	4.7
Data Processing & Outsourced Services	17.7
Electronic Components	1.1
Electronic Equipment & Instruments	1.2
Electronic Manufacturing Services	0.9
Internet Services & Infrastructure	1.3
IT Consulting & Other Services	5.8
Semiconductor Equipment	2.4
Semiconductors	14.9
Systems Software	20.4
Technology Distributors	0.6
Technology Hardware, Storage & Peripherals	17.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Information Technology Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Communications Equipment (4.7%)
	Cisco Systems Inc.	15,852,561	742,058
	Motorola Solutions Inc.	610,150	110,382
*	Arista Networks Inc.	198,659	45,020
	Juniper Networks Inc.	1,274,185	29,510
*	F5 Networks Inc.	220,511	28,386
*	Ciena Corp.	575,245	23,545
*	Lumentum Holdings Inc.	282,466	15,750
*	Viavi Solutions Inc.	849,035	11,793
*	ViaSat Inc.	146,318	11,607
*	Finisar Corp.	413,207	9,343
*	CommScope Holding Co. Inc.	711,384	7,640
*	Acacia Communications Inc.	121,022	7,631
*	EchoStar Corp. Class A	179,745	7,594
*	NetScout Systems Inc.	287,060	6,358
	InterDigital Inc.	117,422	5,774
	Ubiquiti Inc.	51,400	5,680
*	NETGEAR Inc.	116,670	4,051
	Plantronics Inc.	123,778	3,846
*	Infinera Corp.	592,873	3,160
*	Extreme Networks Inc.	437,519	2,923
	Comtech Telecommunications Corp.	88,206	2,360
*	Harmonic Inc.	338,604	2,231
	ADTRAN Inc.	184,962	1,900
*	Calix Inc.	199,538	1,199
*	CalAmp Corp.	124,890	1,199
*	Ribbon Communications Inc.	205,117	1,061
*	Casa Systems Inc.	109,041	628
*	Applied Optoelectronics Inc.	70,310	626
			1,093,255
Electronic Equipment, Instruments & Components (3.8%)
	TE Connectivity Ltd.	1,247,486	113,796
	Amphenol Corp. Class A	1,106,405	96,855
	Corning Inc.	2,906,455	80,945
*	Keysight Technologies Inc.	697,008	67,512
	CDW Corp.	539,819	62,349
*	Zebra Technologies Corp.	200,265	41,060
*	Trimble Inc.	932,225	34,977
	Cognex Corp.	635,668	28,656
	FLIR Systems Inc.	503,023	24,784
*	Arrow Electronics Inc.	313,422	21,689
	National Instruments Corp.	464,645	19,515
*	Flex Ltd.	1,901,375	18,310
*	IPG Photonics Corp.	138,247	17,105
	Avnet Inc.	393,927	16,502
	Jabil Inc.	507,637	14,625
	Dolby Laboratories Inc. Class A	237,379	14,613
	Littelfuse Inc.	91,540	14,287
	SYNNEX Corp.	162,240	13,597
*	Coherent Inc.	90,178	13,072
*	Tech Data Corp.	136,111	12,622
*	Novanta Inc.	130,333	9,775
*	Rogers Corp.	69,136	9,155
*	Itron Inc.	131,307	9,119
*	II-VI Inc.	220,756	8,281
	Vishay Intertechnology Inc.	491,002	7,773
*	Sanmina Corp.	257,523	7,442
*	Anixter International Inc.	117,821	7,066
*	Fabrinet	137,158	6,925
*	Knowles Corp.	339,604	6,887
	Belden Inc.	146,261	6,671
*	OSI Systems Inc.	63,378	6,655
*	Plexus Corp.	111,059	6,354
*	Insight Enterprises Inc.	131,622	6,326
	Badger Meter Inc.	106,192	5,477
	Methode Electronics Inc.	137,834	4,375
*	ePlus Inc.	50,067	4,092
*	TTM Technologies Inc.	371,393	3,959
	MTS Systems Corp.	67,511	3,839
	Benchmark Electronics Inc.	136,102	3,604
	KEMET Corp.	200,561	3,359
	CTS Corp.	111,962	3,194
*	FARO Technologies Inc.	62,160	3,061
*	Fitbit Inc. Class A	855,741	2,644
*	ScanSource Inc.	92,893	2,625
	AVX Corp.	191,091	2,589
	PC Connection Inc.	42,700	1,504
*	nLight Inc.	98,458	1,272
*	Kimball Electronics Inc.	94,115	1,243
	Daktronics Inc.	136,857	990
*	Arlo Technologies Inc.	276,467	868
			873,995
IT Services (24.8%)
	Visa Inc. Class A	5,939,793	1,074,033
	Mastercard Inc. Class A	3,365,829	947,043
	Accenture plc Class A	2,361,966	468,071
*	PayPal Holdings Inc.	4,133,519	450,760
	International Business Machines Corp.	3,283,241	444,978
	Fidelity National Information Services Inc.	2,272,236	309,524
	Automatic Data Processing Inc.	1,611,634	273,720
*	Fiserv Inc.	2,129,207	227,697
	Cognizant Technology Solutions Corp. Class A	2,107,918	129,405
	Paychex Inc.	1,197,293	97,819
	Global Payments Inc.	580,328	96,323
*	FleetCor Technologies Inc.	319,191	95,247
	Total System Services Inc.	622,528	83,556
*	VeriSign Inc.	397,237	80,977
*	Square Inc.	1,245,535	77,024
	Broadridge Financial Solutions Inc.	429,891	55,645
*	Akamai Technologies Inc.	607,708	54,165
*	Twilio Inc. Class A	411,823	53,731
*	Okta Inc.	385,087	48,713
*	Gartner Inc.	333,573	44,589
	Leidos Holdings Inc.	507,082	44,299
	Jack Henry & Associates Inc.	286,035	41,464
*	GoDaddy Inc. Class A	650,238	41,186
	Booz Allen Hamilton Holding Corp. Class A	518,273	39,135
*	EPAM Systems Inc.	202,413	38,728
	Western Union Co.	1,599,740	35,386
	DXC Technology Co.	996,135	33,092
*	Black Knight Inc.	527,248	32,821
*	WEX Inc.	160,401	32,810
*	Euronet Worldwide Inc.	192,419	29,467
	Sabre Corp.	1,013,048	23,948
*	MongoDB Inc.	155,329	23,658
*	CACI International Inc. Class A	92,337	20,526
*,^	Alliance Data Systems Corp.	161,883	19,904
	MAXIMUS Inc.	237,625	18,283
	Science Applications International Corp.	196,635	17,306
*	CoreLogic Inc.	296,465	14,349
	Perspecta Inc.	544,272	14,124
	KBR Inc.	524,356	13,382
*	LiveRamp Holdings Inc.	243,539	10,316
*	ExlService Holdings Inc.	127,239	8,614
	EVERTEC Inc.	224,325	7,820
	ManTech International Corp. Class A	99,277	6,977
	CSG Systems International Inc.	121,426	6,542
*	Verra Mobility Corp. Class A	381,539	5,311
	NIC Inc.	245,761	5,117
*	Perficient Inc.	123,275	4,541
*	Conduent Inc.	662,221	4,311
*	Sykes Enterprises Inc.	147,169	4,268
*	Cardtronics plc Class A	143,532	4,251
*	Evo Payments Inc. Class A	133,664	3,967
*	Virtusa Corp.	108,535	3,922
	Switch Inc.	188,030	3,084
	TTEC Holdings Inc.	62,138	2,915
	Presidio Inc.	174,339	2,793
	Cass Information Systems Inc.	47,168	2,387
*,^	Tucows Inc. Class A	35,757	1,804
*,^	USA Technologies Inc.	205,094	1,688
	Hackett Group Inc.	93,085	1,501
*	Carbonite Inc.	121,049	1,459
*,^	GreenSky Inc. Class A	209,704	1,426

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*,^	Paysign Inc.	101,988	1,355
*	Unisys Corp.	184,264	1,205
*,^	GTT Communications Inc.	114,102	1,085
*	Limelight Networks Inc.	417,374	1,014
*	Endurance International Group Holdings Inc.	150,438	758
*	International Money Express Inc.	46,009	600
*	Exela Technologies Inc.	226,169	260
			5,748,179
Semiconductors & Semiconductor Equipment (17.2%)
	Intel Corp.	16,579,273	786,023
	Texas Instruments Inc.	3,474,284	429,943
	Broadcom Inc.	1,465,916	414,326
	NVIDIA Corp.	2,142,571	358,902
	QUALCOMM Inc.	4,501,976	350,119
*	Micron Technology Inc.	4,098,513	185,540
	Applied Materials Inc.	3,466,934	166,482
	Analog Devices Inc.	1,369,345	150,395
*	Advanced Micro Devices Inc.	3,805,343	119,678
	Lam Research Corp.	555,264	116,889
	Xilinx Inc.	940,370	97,855
	KLA Corp.	598,545	88,525
	Microchip Technology Inc.	881,196	76,074
	Marvell Technology Group Ltd.	2,318,981	55,586
	Maxim Integrated Products Inc.	1,010,618	55,119
	Skyworks Solutions Inc.	639,406	48,128
	Teradyne Inc.	634,801	33,625
	Universal Display Corp.	157,391	32,339
*	Qorvo Inc.	441,144	31,511
	Cypress Semiconductor Corp.	1,352,316	31,117
*	ON Semiconductor Corp.	1,531,586	27,262
	Monolithic Power Systems Inc.	151,528	22,814
	Entegris Inc.	503,849	21,580
	Versum Materials Inc.	404,332	21,025
*	Mellanox Technologies Ltd.	172,308	18,446
*	First Solar Inc.	293,746	18,233
*	Silicon Laboratories Inc.	161,167	17,567
*	Cree Inc.	389,840	16,736
	MKS Instruments Inc.	200,266	15,679
	Cabot Microelectronics Corp.	108,542	13,530
*	SolarEdge Technologies Inc.	157,692	12,918
*	Cirrus Logic Inc.	213,866	11,472
*	Semtech Corp.	247,261	10,377
	Power Integrations Inc.	109,711	9,766
*	Inphi Corp.	150,930	9,235
*	Lattice Semiconductor Corp.	462,856	9,114
	Brooks Automation Inc.	267,528	8,917
*	Enphase Energy Inc.	288,090	8,548
*	Advanced Energy Industries Inc.	139,830	7,221
*	Ambarella Inc.	110,287	6,162
*	Diodes Inc.	159,535	5,831
*	Rambus Inc.	406,644	5,099
	Kulicke & Soffa Industries Inc.	241,267	5,026
*	MaxLinear Inc.	245,806	4,872
*	FormFactor Inc.	280,779	4,798
*	Synaptics Inc.	127,681	4,088
*	Amkor Technology Inc.	395,907	3,464
	Xperi Corp.	185,027	3,390
*	MACOM Technology Solutions Holdings Inc.	168,292	3,305
*,^	SunPower Corp. Class A	229,468	2,873
*	Photronics Inc.	248,295	2,682
*	Rudolph Technologies Inc.	116,199	2,555
*	CEVA Inc.	80,127	2,517
*	Nanometrics Inc.	89,645	2,446
*,^	Impinj Inc.	54,928	1,998
*	Axcelis Technologies Inc.	122,581	1,877
*	Ichor Holdings Ltd.	84,009	1,786
	Cohu Inc.	149,345	1,780
*	Ultra Clean Holdings Inc.	139,225	1,662
*	Veeco Instruments Inc.	174,440	1,615
*	SMART Global Holdings Inc.	49,650	1,411
*	PDF Solutions Inc.	96,082	1,125
	NVE Corp.	17,336	1,113
*	Aquantia Corp.	82,919	1,093
*	Alpha & Omega Semiconductor Ltd.	72,234	851
*	NeoPhotonics Corp.	129,533	811
			3,984,846
Software (31.9%)
	Microsoft Corp.	26,958,400	3,716,485
*	Adobe Inc.	1,807,018	514,115
*	salesforce.com Inc.	3,079,242	480,577
	Oracle Corp.	8,859,103	461,205
	Intuit Inc.	960,038	276,837
*	ServiceNow Inc.	684,058	179,114
*	Autodesk Inc.	815,425	116,459
*	Workday Inc. Class A	600,005	106,369
*	Synopsys Inc.	555,050	78,712
*	Palo Alto Networks Inc.	355,371	72,361
*	Cadence Design Systems Inc.	1,040,691	71,266
*	ANSYS Inc.	310,823	64,204
*	Splunk Inc.	556,198	62,194
	Symantec Corp.	2,289,455	53,230
*	Paycom Software Inc.	184,193	46,070
	Citrix Systems Inc.	488,099	45,383
	VMware Inc. Class A	306,084	43,292
*	Fortinet Inc.	538,010	42,600
	SS&C Technologies Holdings Inc.	843,253	39,304
*	Fair Isaac Corp.	107,378	37,874
*	RingCentral Inc. Class A	260,611	36,780
*	Tyler Technologies Inc.	141,640	36,336
*	Aspen Technology Inc.	255,662	34,054
*	Trade Desk Inc. Class A	135,535	33,310
*	Zendesk Inc.	405,496	32,521
*	Coupa Software Inc.	215,895	29,994
*	HubSpot Inc.	148,215	29,596
*	Guidewire Software Inc.	301,486	28,997
*	PTC Inc.	404,686	26,495
*	Proofpoint Inc.	206,348	23,443
*	Alteryx Inc. Class A	164,340	23,410
*	Manhattan Associates Inc.	239,850	19,819
	CDK Global Inc.	450,071	19,425
*	RealPage Inc.	297,686	18,954
*	Nuance Communications Inc.	1,073,749	18,050
*	DocuSign Inc. Class A	385,106	17,981
	Blackbaud Inc.	181,074	16,472
*	Zscaler Inc.	228,823	15,729
*	Smartsheet Inc. Class A	322,831	15,690
	j2 Global Inc.	173,301	14,661
*	Five9 Inc.	220,858	13,960
*	Paylocity Holding Corp.	127,628	13,940
*	Teradata Corp.	432,319	13,346
*	Q2 Holdings Inc.	146,878	13,212
*	Verint Systems Inc.	243,447	12,973
*	Dropbox Inc. Class A	716,167	12,819
*	Nutanix Inc.	526,114	12,748
	LogMeIn Inc.	184,350	12,322
*	ACI Worldwide Inc.	409,350	12,190
*	Envestnet Inc.	192,076	10,989
*	New Relic Inc.	184,031	10,552
	Pegasystems Inc.	144,880	10,163
*	FireEye Inc.	755,250	10,143
*	Everbridge Inc.	115,990	9,998
*	Cornerstone OnDemand Inc.	189,953	9,910
*	Qualys Inc.	123,690	9,848
*	LivePerson Inc.	230,113	9,145
*	Ceridian HCM Holding Inc.	156,622	9,048
*	PROS Holdings Inc.	126,241	8,966
*	8x8 Inc.	354,781	8,625
*	Elastic NV	96,367	8,470
*	Rapid7 Inc.	152,080	8,165
*	Varonis Systems Inc.	112,008	7,652
*	Box Inc.	510,731	7,472
*	Mimecast Ltd.	181,262	7,419
*	Blackline Inc.	143,456	7,306
*	CommVault Systems Inc.	163,375	7,086
*	SPS Commerce Inc.	133,122	6,728
*	Bottomline Technologies DE Inc.	161,438	6,658
*	SailPoint Technologies Holding Inc.	291,401	6,565
*	Alarm.com Holdings Inc.	135,906	6,469
	Progress Software Corp.	164,452	6,213
*,^	Cloudera Inc.	812,288	5,800
*	Avaya Holdings Corp.	409,764	5,786
*	Workiva Inc. Class A	112,625	5,418
*	Appfolio Inc.	53,207	5,255
*,^	Appian Corp. Class A	87,102	5,180
*	Instructure Inc.	117,517	4,860
*	ForeScout Technologies Inc.	123,491	4,425
*	Altair Engineering Inc. Class A	127,113	4,368
*	MicroStrategy Inc. Class A	30,325	4,345
*	Pluralsight Inc. Class A	265,056	4,267
*,^	Zuora Inc. Class A	283,235	4,263
*	Pivotal Software Inc. Class A	266,721	3,977
*	2U Inc.	221,919	3,968
*	Yext Inc.	226,442	3,571
	TiVo Corp.	462,448	3,482
	Ebix Inc.	89,732	3,178
	Monotype Imaging Holdings Inc.	158,462	3,130
*	Upland Software Inc.	77,193	2,933
*	Model N Inc.	94,243	2,698
*	Benefitfocus Inc.	96,479	2,520
*	Tenable Holdings Inc.	102,881	2,346
*	Cision Ltd.	285,524	1,976
*	Carbon Black Inc.	66,261	1,729
*	MobileIron Inc.	246,086	1,698

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
	American Software Inc. Class A	107,514	1,694
	QAD Inc. Class A	40,073	1,624
*	OneSpan Inc.	115,991	1,566
*	SVMK Inc.	92,471	1,548
*	A10 Networks Inc.	195,465	1,357
*	Domo Inc.	39,049	970
*	Slack Technologies Inc. Class A	32,024	917
*	ShotSpotter Inc.	28,438	774
			7,412,091
Technology Hardware, Storage & Peripherals (17.1%)
	Apple Inc.	17,039,035	3,556,728
	HP Inc.	5,577,106	102,005
	Hewlett Packard Enterprise Co.	4,958,520	68,527
	Western Digital Corp.	1,085,089	62,143
	Seagate Technology plc	922,508	46,319
	NetApp Inc.	916,106	44,028
*	Dell Technologies Inc.	581,041	29,941
	Xerox Holdings Corp.	748,795	21,708
*	NCR Corp.	443,566	13,977
*	Pure Storage Inc. Class A	842,879	13,722
*	Cray Inc.	153,758	5,371
*,^	3D Systems Corp.	432,290	3,026
*	Diebold Nixdorf Inc.	263,604	2,955
			3,970,450
Total Common Stocks
(Cost $17,513,837)			23,082,816
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund, 2.249%	1,178,268	117,838

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 1.997%, 12/26/19	1,000	994
Total Temporary Cash Investments
(Cost $118,822)			118,832
Total Investments (100.0%)
(Cost $17,632,659)			23,201,648

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	1,119
Receivables for Accrued Income	31,336
Receivables for Capital Shares Issued	3,777
Other Assets[4]	724
Total Other Assets	36,956
Liabilities
Payables for Investment Securities Purchased	(637)
Collateral for Securities on Loan	(23,450)
Payables for Capital Shares Redeemed	(2,859)
Payables to Vanguard	(2,674)
Variation Margin Payable—Futures Contracts	(68)
Other Liabilities	(159)
Total Liabilities	(29,847)
Net Assets (100%)	23,208,757

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	17,689,964
Total Distributable Earnings (Loss)	5,518,793
Net Assets	23,208,757

ETF Shares—Net Assets
Applicable to 97,063,374 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,738,260
Net Asset Value Per Share—ETF Shares	$213.66

Admiral Shares—Net Assets
Applicable to 22,581,514 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,470,497
Net Asset Value Per Share—Admiral Shares	$109.40

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,250,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $23,450,000 of collateral received for securities on loan.

4 Securities with a value of $497,000 and cash of $724,000 have been segregated as initial margin for open futures contracts.

Information Technology Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2019	160		24,610	523

Over-the-Counter Total Return Swaps

				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid)	[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%)		($000)	($000)
Visa Inc. Class A	9/2/20	BOANA	90,410	(1.989)		—	—

1 Payment received/paid monthly.

BOANA—Bank of America, NA.

At August 31, 2019, a counterparty had deposited in a segregated account securities with a value of $1,662,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2019
$(000)
Investment Income
Income
Dividends	307,860
Interest[1]	2,074
Securities Lending—Net	895
Total Income	310,829
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,051
Management and Administrative—ETF Shares	15,291
Management and Administrative—Admiral Shares	1,674
Marketing and Distribution—ETF Shares	888
Marketing and Distribution—Admiral Shares	133
Custodian Fees	—
Auditing Fees	33
Shareholders’ Reports—ETF Shares	852
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	10
Total Expenses	21,951
Expenses Paid Indirectly	(7)
Net Expenses	21,944
Net Investment Income	288,885
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	2,685,421
Futures Contracts	(2,972)
Swap Contracts	20,762
Realized Net Gain (Loss)	2,703,211
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,976,769)
Futures Contracts	515
Swap Contracts	(5,071)
Change in Unrealized Appreciation (Depreciation)	(1,981,325)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,010,771

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,030,000, ($6,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $2,738,090,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	$(000)	$(000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	288,885	219,648
Realized Net Gain (Loss)	2,703,211	3,217,988
Change in Unrealized Appreciation (Depreciation)	(1,981,325)	2,729,899
Net Increase (Decrease) in Net Assets Resulting from Operations	1,010,771	6,167,535
Distributions
Net Investment Income
ETF Shares	(260,834)	(181,165)
Admiral Shares	(26,967)	(13,713)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(287,801)	(194,878)
Capital Share Transactions
ETF Shares	(2,459,914)	2,412,421
Admiral Shares	317,194	672,602
Net Increase (Decrease) from Capital Share Transactions	(2,142,720)	3,085,023
Total Increase (Decrease)	(1,419,750)	9,057,680
Net Assets
Beginning of Period	24,628,507	15,570,827
End of Period	23,208,757	24,628,507

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$202.82	$151.19	$117.82	$102.35	$101.41
Investment Operations
Net Investment Income	2.572 [1]	1.921 [1]	1.646 [1]	1.566	1.277
Net Realized and Unrealized Gain (Loss) on Investments	10.792	51.430	33.329	16.049	.834
Total from Investment Operations	13.364	53.351	34.975	17.615	2.111
Distributions
Dividends from Net Investment Income	(2.524)	(1.721)	(1.605)	(2.145)	(1.171)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.524)	(1.721)	(1.605)	(2.145)	(1.171)
Net Asset Value, End of Period	$213.66	$202.82	$151.19	$117.82	$102.35

Total Return	6.70%	35.52%	29.93%	17.48%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,738	$22,595	$14,638	$9,429	$7,259
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.10%	1.24%	1.50%	1.35%
Portfolio Turnover Rate[2]	5%	7%	6%	5%	3%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$103.86	$77.42	$60.33	$52.41	$51.93
Investment Operations
Net Investment Income	1.326 [1]	1.001 [1]	.850 [1]	.802	.655
Net Realized and Unrealized Gain (Loss) on Investments	5.509	26.324	17.062	8.216	.426
Total from Investment Operations	6.835	27.325	17.912	9.018	1.081
Distributions
Dividends from Net Investment Income	(1.295)	(.885)	(.822)	(1.098)	(.601)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.295)	(.885)	(.822)	(1.098)	(.601)
Net Asset Value, End of Period	$109.40	$103.86	$77.42	$60.33	$52.41

Total Return[2]	6.70%	35.54%	29.94%	17.49%	2.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,470	$2,033	$933	$456	$342
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.10%	1.24%	1.50%	1.35%
Portfolio Turnover Rate[3]	5%	7%	6%	5%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Information Technology Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Information Technology Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,119,000, representing less than 0.01% of the fund’s net assets and 0.45% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	23,082,816	—	—
Temporary Cash Investments	117,838	994	—
Futures Contracts—Liabilities[1]	(68)	—	—
Total	23,200,586	994	—

1 Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards, and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	2,733,444
Total Distributable Earnings (Loss)	(2,733,444)

Information Technology Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	83,633
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(132,283)
Net Unrealized Gains (Losses)	5,568,989

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	17,632,659
Gross Unrealized Appreciation	6,205,454
Gross Unrealized Depreciation	(636,465)
Net Unrealized Appreciation (Depreciation)	5,568,989

F.  During the year ended August 31, 2019, the fund purchased $4,251,727,000 of investment securities and sold $6,408,941,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,606,605,000 and $5,295,953,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,875,252	14,358	9,211,374	51,414
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,335,166)	(28,700)	(6,798,953)	(36,825)
Net Increase (Decrease)—ETF Shares	(2,459,914)	(14,342)	2,412,421	14,589
Admiral Shares
Issued	952,910	9,462	1,079,669	12,095
Issued in Lieu of Cash Distributions	24,513	243	12,466	143
Redeemed	(660,229)	(6,699)	(419,533)	(4,713)
Net Increase (Decrease)—Admiral Shares	317,194	3,006	672,602	7,525

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund ETF Shares Net Asset Value	-6.73%	3.74%	9.54%	$24,877
Materials Index Fund ETF Shares Market Price	-6.76	3.73	9.53	24,849
Spliced US IMI/Materials 25/50	-6.60	3.81	9.66	25,148
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 28, 2010; MSCI US IMI/Materials 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	-6.74%	3.74%	9.55%	$248,848
Spliced US IMI/Materials 25/50	-6.60	3.81	9.66	251,480
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	-6.76%	20.08%	148.49%
Materials Index Fund ETF Shares Net Asset Value	-6.73	20.14	148.77
Spliced US IMI/Materials 25/50	-6.60	20.57	151.48

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Sector Diversification

As of August 31, 2019

Aluminum	0.6%
Commodity Chemicals	8.2
Construction Materials	4.9
Copper	1.6
Diversified Chemicals	1.9
Diversified Metals & Mining	0.3
Fertilizers & Agricultural Chemicals	6.6
Forest Products	0.5
Gold	5.1
Industrial Gases	18.0
Metal & Glass Containers	6.3
Paper Packaging	8.9
Paper Products	0.7
Silver	0.1
Specialty Chemicals	31.2
Steel	5.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Materials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Chemicals (65.8%)
	Linde plc	1,542,997	291,488
	Ecolab Inc.	737,455	152,144
	DuPont de Nemours Inc.	2,136,635	145,142
	Air Products & Chemicals Inc.	625,777	141,376
	Sherwin-Williams Co.	236,192	124,414
	Dow Inc.	2,128,799	90,751
	PPG Industries Inc.	671,139	74,355
	Corteva Inc.	2,133,858	62,565
	LyondellBasell Industries NV Class A	762,251	58,983
	Celanese Corp. Class A	359,916	40,804
	FMC Corp.	374,248	32,309
	CF Industries Holdings Inc.	628,473	30,286
	International Flavors & Fragrances Inc.	263,131	28,879
	Eastman Chemical Co.	393,996	25,756
	RPM International Inc.	372,591	25,213
	Mosaic Co.	1,042,260	19,167
	Albemarle Corp.	301,360	18,603
*	Axalta Coating Systems Ltd.	600,639	17,346
	Ashland Global Holdings Inc.	178,263	13,056
	Scotts Miracle-Gro Co.	118,240	12,571
	Valvoline Inc.	534,909	12,089
	NewMarket Corp.	25,441	12,078
	Huntsman Corp.	596,557	11,883
	WR Grace & Co.	171,198	11,592
*	Ingevity Corp.	119,017	9,066
	Balchem Corp.	91,993	8,168
	Olin Corp.	468,395	7,953
	Sensient Technologies Corp.	120,424	7,866
	PolyOne Corp.	221,025	7,075
	Cabot Corp.	166,469	6,659
	Chemours Co.	466,913	6,616
	Westlake Chemical Corp.	109,818	6,434
	HB Fuller Co.	144,759	6,168
*	Element Solutions Inc.	657,553	6,135
	Quaker Chemical Corp.	37,976	6,033
	Innospec Inc.	69,730	5,800
	Stepan Co.	57,993	5,532
	Minerals Technologies Inc.	100,352	4,837
	Trinseo SA	115,821	4,064
*	GCP Applied Technologies Inc.	185,239	3,251
*	Livent Corp.	413,224	2,541
*	Kraton Corp.	90,818	2,492
*	Ferro Corp.	220,801	2,250
	Chase Corp.	21,364	2,141
	Tronox Holdings plc Class A	275,314	2,046
*	AdvanSix Inc.	80,461	1,797
*	PQ Group Holdings Inc.	116,525	1,665
	Innophos Holdings Inc.	56,329	1,582
*	Koppers Holdings Inc.	58,579	1,553
	Tredegar Corp.	75,355	1,303
*	OMNOVA Solutions Inc.	127,221	1,279
	Hawkins Inc.	27,304	1,211
	American Vanguard Corp.	75,897	1,075
*	Intrepid Potash Inc.	278,859	828
	FutureFuel Corp.	74,261	801
	Kronos Worldwide Inc.	65,783	720
	Rayonier Advanced Materials Inc.	141,239	496
*	Venator Materials plc	151,139	337
*,§	A Schulman Inc. CVR	108,962	47
			1,580,671
Construction Materials (4.9%)
	Vulcan Materials Co.	375,515	53,042
	Martin Marietta Materials Inc.	177,621	45,075
	Eagle Materials Inc.	125,435	10,560
*	Summit Materials Inc. Class A	319,040	6,694
*	US Concrete Inc.	44,779	1,814
	United States Lime & Minerals Inc.	6,338	489
*	Forterra Inc.	54,717	327
			118,001
Containers & Packaging (15.1%)
	Ball Corp.	904,028	72,693
	Amcor plc	4,614,089	45,310
	International Paper Co.	1,073,049	41,956
	Avery Dennison Corp.	239,959	27,732
	Packaging Corp. of America	268,612	27,017
*	Crown Holdings Inc.	384,740	25,331
	Westrock Co.	730,813	24,979
	AptarGroup Inc.	179,637	21,955
	Sealed Air Corp.	442,832	17,634
	Sonoco Products Co.	284,613	16,280
*	Berry Global Group Inc.	373,877	14,634
	Graphic Packaging Holding Co.	839,758	11,597
	Silgan Holdings Inc.	221,474	6,591
	Owens-Illinois Inc.	440,302	4,478
	Greif Inc. Class A	74,677	2,628
	Myers Industries Inc.	90,531	1,524
			362,339
Metals & Mining (12.8%)
	Newmont Goldcorp Corp.	2,330,154	92,950
	Nucor Corp.	866,476	42,440
	Freeport-McMoRan Inc.	4,124,116	37,901
	Royal Gold Inc.	186,278	24,846
	Reliance Steel & Aluminum Co.	191,233	18,594
	Steel Dynamics Inc.	632,225	17,070
*	Alcoa Corp.	527,569	9,459
*	Allegheny Technologies Inc.	358,816	7,112
	Carpenter Technology Corp.	134,942	6,563
^	Cleveland-Cliffs Inc.	805,404	6,395
^	United States Steel Corp.	489,018	5,413
	Commercial Metals Co.	334,548	5,242
	Compass Minerals International Inc.	96,119	4,780
	Kaiser Aluminum Corp.	45,767	4,047
	Worthington Industries Inc.	113,843	3,950
	Materion Corp.	57,751	3,398
*	Coeur Mining Inc.	581,828	3,183
	Warrior Met Coal Inc.	132,347	2,766
	Hecla Mining Co.	1,379,351	2,455
*	AK Steel Holding Corp.	897,414	1,938
	Schnitzer Steel Industries Inc.	75,415	1,670
*,^	McEwen Mining Inc.	817,067	1,659
*	SunCoke Energy Inc.	255,125	1,592
	Haynes International Inc.	35,523	1,061
*	Century Aluminum Co.	151,211	833
*	TimkenSteel Corp.	110,687	578
*	Ryerson Holding Corp.	48,270	332
			308,227
Paper & Forest Products (1.2%)
	Louisiana-Pacific Corp.	351,164	8,442
	Domtar Corp.	179,687	5,921
	Boise Cascade Co.	110,542	3,471
	Neenah Inc.	47,834	3,051
	Schweitzer-Mauduit International Inc.	87,612	2,938
	PH Glatfelter Co.	125,236	1,801
	Mercer International Inc.	121,004	1,457
*	Verso Corp.	99,133	1,012
*	Clearwater Paper Corp.	46,829	750
	Resolute Forest Products Inc.	167,902	719
			29,562
Total Common Stocks
(Cost $2,638,763)			2,398,800
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $10,410)	104,091	10,410
Total Investments (100.2%)
(Cost $2,649,173)			2,409,210

Materials Index Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	120
Receivables for Accrued Income	6,443
Receivables for Capital Shares Issued	726
Other Assets[4]	20
Total Other Assets	7,309
Liabilities
Payables for Investment Securities Purchased	(2,437)
Collateral for Securities on Loan	(9,702)
Payables for Capital Shares Redeemed	(336)
Payables to Vanguard	(538)
Unrealized Depreciation—OTC Swap Contracts	(23)
Total Liabilities	(13,036)
Net Assets (100%)	2,403,483

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,710,628
Total Distributable Earnings (Loss)	(307,145)
Net Assets	2,403,483

ETF Shares—Net Assets
Applicable to 15,645,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,921,281
Net Asset Value Per Share—ETF Shares	$122.80

Admiral Shares—Net Assets
Applicable to 7,706,506 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	482,202
Net Asset Value Per Share—Admiral Shares	$62.57

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

§ Security value determined using significant unobservable inputs.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,209,000.

1 The fund invests a portion of cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.3%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $9,702,000 of collateral received for securities on loan.

4 Cash of $20,000 has been segregated as collateral for open over-the-counter swap contracts.

CVR—Contingent Value Rights.

OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End
Over-the-Counter Total Return Swaps

				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(%	)[1]	($000)	($000)
International Flavors & Fragrances Inc.	2/4/20	GSI	2,765	(2.182)		—	(23)

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	55,045
Interest[1]	48
Securities Lending—Net	61
Total Income	55,154
Expenses
The Vanguard Group—Note B
Investment Advisory Services	397
Management and Administrative—ETF Shares	1,419
Management and Administrative—Admiral Shares	334
Marketing and Distribution—ETF Shares	118
Marketing and Distribution—Admiral Shares	28
Custodian Fees	42
Auditing Fees	33
Shareholders’ Reports—ETF Shares	199
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	2,578
Net Investment Income	52,576
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	118,680
Futures Contracts	27
Swap Contracts	(553)
Realized Net Gain (Loss)	118,154
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(439,963)
Swap Contracts	(23)
Change in Unrealized Appreciation (Depreciation)	(439,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	(269,256)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $38,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $153,739,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,576	49,739
Realized Net Gain (Loss)	118,154	100,559
Change in Unrealized Appreciation (Depreciation)	(439,986)	70,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(269,256)	220,693
Distributions
Net Investment Income
ETF Shares	(44,813)	(40,107)
Admiral Shares	(9,048)	(7,107)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(53,861)	(47,214)
Capital Share Transactions
ETF Shares	(545,088)	692,426
Admiral Shares	70,433	50,459
Net Increase (Decrease) from Capital Share Transactions	(474,655)	742,885
Total Increase (Decrease)	(797,772)	916,364
Net Assets
Beginning of Period	3,201,255	2,284,891
End of Period	2,403,483	3,201,255

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$134.33		$124.29		$108.16		$96.39	$113.50
Investment Operations
Net Investment Income	2.501	1	2.285	1	2.175	1	1.980	2.126
Net Realized and Unrealized Gain (Loss) on Investments	(11.541)		9.961		16.072		12.770	(17.344)
Total from Investment Operations	(9.040)		12.246		18.247		14.750	(15.218)
Distributions
Dividends from Net Investment Income	(2.490)		(2.206)		(2.117)		(2.980)	(1.892)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(2.490)		(2.206)		(2.117)		(2.980)	(1.892)
Net Asset Value, End of Period	$122.80		$134.33		$124.29		$108.16	$96.39

Total Return	-6.73%		9.91%		17.06%		15.83%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,921		$2,749		$1,913		$1,448	$1,022
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.04%		1.71%		1.87%		2.06%	1.86%
Portfolio Turnover Rate[2]	4%		5%		5%		6%	4%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$68.45		$63.33		$55.11		$49.12	$57.84
Investment Operations
Net Investment Income	1.282	1	1.159	1	1.104	1	1.008	1.088
Net Realized and Unrealized Gain (Loss) on Investments	(5.892)		5.084		8.195		6.505	(8.846)
Total from Investment Operations	(4.610)		6.243		9.299		7.513	(7.758)
Distributions
Dividends from Net Investment Income	(1.270)		(1.123)		(1.079)		(1.523)	(.962)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(1.270)		(1.123)		(1.079)		(1.523)	(.962)
Net Asset Value, End of Period	$62.57		$68.45		$63.33		$55.11	$49.12

Total Return[2]	-6.74%		9.91%		17.06%		15.80%	-13.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$482		$452		$372		$235	$193
Ratio of Total Expenses to Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.04%		1.71%		1.87%		2.06%	1.86%
Portfolio Turnover Rate[3]	4%		5%		5%		6%	4%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Materials Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Materials Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $120,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,398,753	—	47
Temporary Cash Investments	10,410	—	—
Swap Contracts—Liabilities	—	(23)	—
Total	2,409,163	(23)	47

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	140,082
Total Distributable Earnings (Loss)	(140,082)

Materials Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	8,924
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(75,687)
Net Unrealized Gains (Losses)	(239,963)

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,649,173
Gross Unrealized Appreciation	263,460
Gross Unrealized Depreciation	(503,423)
Net Unrealized Appreciation (Depreciation)	(239,963)

E.  During the year ended August 31, 2019, the fund purchased $815,558,000 of investment securities and sold $1,295,640,000 of investment securities, other than temporary cash investments. Purchases and sales include $414,251,000 and $1,204,738,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	662,298	5,428	1,186,394	8,777
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,207,386)	(10,250)	(493,968)	(3,700)
Net Increase (Decrease)—ETF Shares	(545,088)	(4,822)	692,426	5,077
Admiral Shares
Issued	165,502	2,647	172,752	2,524
Issued in Lieu of Cash Distributions	8,315	131	6,475	97
Redeemed	(103,384)	(1,673)	(128,768)	(1,894)
Net Increase (Decrease)—Admiral Shares	70,433	1,105	50,459	727

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009–August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value of a $10,000 Investment
	Periods Ended August 31, 2019
	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Net Asset Value	20.17%	11.60%	12.44%	$32,294
Utilities Index Fund ETF Shares Market Price	20.19	11.60	12.43	32,276
Spliced US IMI/Utilities 25/50	20.27	11.68	12.57	32,689
MSCI US IMI/2500	1.32	9.63	13.41	35,213

Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 28, 2010; MSCI US IMI/Utilities 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	20.19%	11.60%	12.45%	$323,163
Spliced US IMI/Utilities 25/50	20.27	11.68	12.57	326,886
MSCI US IMI/2500	1.32	9.63	13.41	352,130

Cumulative Returns: ETF Shares, August 31, 2009–August 31, 2019

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	20.19%	73.12%	222.76%
Utilities Index Fund ETF Shares Net Asset Value	20.17	73.09	222.94
Spliced US IMI/Utilities 25/50	20.27	73.70	226.89

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Sector Diversification

As of August 31, 2019

Electric Utilities	56.5%
Gas Utilities	5.3
Independent Power Producers & Energy Traders	4.0
Multi-Utilities	29.8
Water Utilities	4.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Utilities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
	Common Stocks (99.9%)[1]
	Electric Utilities (56.4%)
	NextEra Energy Inc.	2,609,719	571,737
	Duke Energy Corp.	3,967,119	367,911
	Southern Co.	5,668,598	330,253
	Exelon Corp.	5,290,815	250,044
	American Electric Power Co. Inc.	2,688,722	245,077
	Xcel Energy Inc.	2,804,454	180,102
	Edison International	1,927,959	139,334
	Eversource Energy	1,729,857	138,613
	FirstEnergy Corp.	2,895,942	133,213
	Entergy Corp.	1,034,929	116,781
	PPL Corp.	3,932,910	116,217
	Evergy Inc.	1,330,218	86,464
	Alliant Energy Corp.	1,191,908	62,516
	Pinnacle West Capital Corp.	612,019	58,332
	OGE Energy Corp.	1,090,208	46,737
	IDACORP Inc.	274,594	30,153
	Portland General Electric Co.	487,301	27,723
	Hawaiian Electric Industries Inc.	593,802	26,365
	ALLETE Inc.	281,089	24,098
	PNM Resources Inc.	434,357	22,157
	Avangrid Inc.	337,118	17,038
	El Paso Electric Co.	221,844	14,797
	MGE Energy Inc.	189,087	14,342
	Otter Tail Corp.	195,089	9,875
^	Spark Energy Inc. Class A	62,819	594
			3,030,473
	Gas Utilities (5.3%)
	Atmos Energy Corp.	637,657	70,289
	UGI Corp.	1,138,322	55,402
	Southwest Gas Holdings Inc.	290,658	26,517
	ONE Gas Inc.	286,899	26,283
	Spire Inc.	276,751	23,496
	New Jersey Resources Corp.	486,091	22,234
	National Fuel Gas Co.	422,636	19,754
	South Jersey Industries Inc.	503,968	16,298
	Northwest Natural Holding Co.	158,098	11,282
	Chesapeake Utilities Corp.	89,189	8,435
	Star Group LP	259,088	2,384
			282,374
	Independent Power and Renewable Electricity Producers (4.0%)
	AES Corp.	3,615,075	55,419
	NRG Energy Inc.	1,455,091	52,965
	Vistra Energy Corp.	1,973,661	49,243
^	NextEra Energy Partners LP	306,542	15,710
	Ormat Technologies Inc.	207,364	15,401
	Pattern Energy Group Inc. Class A	480,940	13,058
	Clearway Energy Inc.	328,955	5,822
	TerraForm Power Inc. Class A	340,792	5,780
	Clearway Energy Inc. Class A	262,399	4,398
			217,796
	Multi-Utilities (29.8%)
	Dominion Energy Inc.	4,372,139	339,409
	Sempra Energy	1,495,171	211,761
	Public Service Enterprise Group Inc.	2,754,201	166,547
	WEC Energy Group Inc.	1,718,868	164,616
	Consolidated Edison Inc.	1,782,439	158,459
	DTE Energy Co.	998,386	129,451
	Ameren Corp.	1,338,333	103,252
	CMS Energy Corp.	1,546,303	97,494
	CenterPoint Energy Inc.	2,736,817	75,782
	NiSource Inc.	2,033,691	60,096
	MDU Resources Group Inc.	1,079,698	29,033
	Black Hills Corp.	328,653	25,211
	NorthWestern Corp.	274,934	19,916
	Avista Corp.	357,742	16,778
	Unitil Corp.	81,671	4,931
			1,602,736
	Water Utilities (4.4%)
	American Water Works Co. Inc.	983,955	125,277
	Aqua America Inc.	1,175,073	52,044
	American States Water Co.	200,190	18,524
	California Water Service Group	262,263	14,802
	SJW Group	131,408	8,979
	Middlesex Water Co.	89,823	5,483
	Connecticut Water Service Inc.	65,477	4,592
	York Water Co.	70,118	2,618
*	AquaVenture Holdings Ltd.	100,600	1,779
			234,098
	Total Common Stocks (Cost $4,557,927)		5,367,477
	Temporary Cash Investment (0.0%)[1]
	Money Market Fund (0.0%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $868)	8,681	868
	Total Investments (99.9%) (Cost $4,558,795)		5,368,345

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	237
Receivables for Accrued Income	23,088
Receivables for Capital Shares Issued	1,767
Unrealized Appreciation—OTC Swap Contracts	81
Total Other Assets	25,173
Liabilities
Payables for Investment Securities Purchased	(3,006)
Collateral for Securities on Loan	(865)
Payables for Capital Shares Redeemed	(131)
Payables to Vanguard	(901)
Other Liabilities	(15,257)
Total Liabilities	(20,160)
Net Assets (100%)	5,373,358

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	4,675,269
Total Distributable Earnings (Loss)	698,089
Net Assets	5,373,358

ETF Shares—Net Assets
Applicable to 29,527,265 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,106,990
Net Asset Value Per Share—ETF Shares	$139.09

Admiral Shares—Net Assets
Applicable to 18,147,157 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,266,368
Net Asset Value Per Share—Admiral Shares	$69.78

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $827,000.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $865,000 of collateral received for securities on loan.

OTC—Over-the-Counter.

Utilities Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Alliant Energy Corp.	2/4/20	GSI	4,951	(2.182)	81	—

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	146,637
Interest[1]	65
Securities Lending—Net	8
Total Income	146,710
Expenses
The Vanguard Group—Note B
Investment Advisory Services	647
Management and Administrative—ETF Shares	2,414
Management and Administrative—Admiral Shares	780
Marketing and Distribution—ETF Shares	183
Marketing and Distribution—Admiral Shares	64
Custodian Fees	110
Auditing Fees	33
Shareholders’ Reports—ETF Shares	178
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	4,423
Net Investment Income	142,287
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	121,807
Futures Contracts	49
Swap Contracts	1,006
Realized Net Gain (Loss)	122,862
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	585,160
Swap Contracts	81
Change in Unrealized Appreciation (Depreciation)	585,241
Net Increase (Decrease) in Net Assets Resulting from Operations	850,390

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $65,000, ($3,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $246,771,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	142,287	112,216
Realized Net Gain (Loss)	122,862	104,150
Change in Unrealized Appreciation (Depreciation)	585,241	(151,539)
Net Increase (Decrease) in Net Assets Resulting from Operations	850,390	64,827
Distributions
Net Investment Income
ETF Shares	(103,410)	(85,520)
Admiral Shares	(31,297)	(26,611)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(134,707)	(112,131)
Capital Share Transactions
ETF Shares	749,411	156,610
Admiral Shares	230,614	34,023
Net Increase (Decrease) from Capital Share Transactions	980,025	190,633
Total Increase (Decrease)	1,695,708	143,329
Net Assets
Beginning of Period	3,677,650	3,534,321
End of Period	5,373,358	3,677,650

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$119.32	$120.75	$107.35	$91.41	$94.61
Investment Operations
Net Investment Income	4.087[1]	3.757[1]	3.697[1]	3.355	3.337
Net Realized and Unrealized Gain (Loss) on Investments	19.562	(1.434)	13.374	15.889	(3.261)
Total from Investment Operations	23.649	2.323	17.071	19.244	.076
Distributions
Dividends from Net Investment Income	(3.879)	(3.753)	(3.671)	(3.304)	(3.276)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.879)	(3.753)	(3.671)	(3.304)	(3.276)
Net Asset Value, End of Period	$139.09	$119.32	$120.75	$107.35	$91.41

Total Return	20.17%	2.05%	16.27%	21.40%	-0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,107	$2,809	$2,689	$2,249	$1,581
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.22%	3.25%	3.33%	3.38%	3.39%
Portfolio Turnover Rate[2]	4%	4%	4%	3%	7%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.86	$60.58	$53.86	$45.86	$47.47
Investment Operations
Net Investment Income	2.038[1]	1.883[1]	1.863[1]	1.683	1.676
Net Realized and Unrealized Gain (Loss) on Investments	9.828	(.719)	6.698	7.974	(1.641)
Total from Investment Operations	11.866	1.164	8.561	9.657	.035
Distributions
Dividends from Net Investment Income	(1.946)	(1.884)	(1.841)	(1.657)	(1.645)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.946)	(1.884)	(1.841)	(1.657)	(1.645)
Net Asset Value, End of Period	$69.78	$59.86	$60.58	$53.86	$45.86

Total Return[2]	20.19%	2.04%	16.24%	21.42%	-0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,266	$868	$845	$704	$447
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.22%	3.25%	3.33%	3.38%	3.39%
Portfolio Turnover Rate[3]	4%	4%	4%	3%	7%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Utilities Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

Utilities Index Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $237,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,367,477	—	—
Temporary Cash Investments	868	—	—
Swap Contracts—Assets	—	81	—
Total	5,368,345	81	—

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carry-forwards and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	243,409
Total Distributable Earnings (Loss)	(243,409)

Utilities Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain swap contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	29,886
Undistributed Long-term Gains	—
Capital Loss Carryforwards (Non-expiring)	(140,707)
Net Unrealized Gains (Losses)	809,550

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,558,795
Gross Unrealized Appreciation	876,477
Gross Unrealized Depreciation	(66,927)
Net Unrealized Appreciation (Depreciation)	809,550

E. During the year ended August 31, 2019, the fund purchased $2,140,576,000 of investment securities and sold $1,155,016,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,488,782,000 and $994,703,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,761,117	13,983	749,294	6,425
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,011,706)	(8,000)	(592,684)	(5,150)
Net Increase (Decrease)—ETF Shares	749,411	5,983	156,610	1,275
Admiral Shares
Issued	452,254	7,138	232,790	4,021
Issued in Lieu of Cash Distributions	25,301	397	21,216	364
Redeemed	(246,941)	(3,895)	(219,983)	(3,830)
Net Increase (Decrease)—Admiral Shares	230,614	3,640	34,023	555

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Communication Services Index Fund	15,276
Consumer Discretionary Index Fund	37,972
Consumer Staples Index Fund	132,360
Energy Index Fund	129,080
Financials Index Fund	177,517
Health Care Index Fund	210,444
Industrials Index Fund	66,521
Information Technology Index Fund	284,110
Materials Index Fund	53,861
Utilities Index Fund	134,707

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Communication Services Index Fund	100.0%
Consumer Discretionary Index Fund	100.0
Consumer Staples Index Fund	99.9
Energy Index Fund	97.1
Financials Index Fund	93.7
Health Care Index Fund	99.8
Industrials Index Fund	97.4
Information Technology Index Fund	97.8
Materials Index Fund	86.3
Utilities Index Fund	100.0

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation. Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg.

All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q4830 102019

Annual Report | August 31, 2019 Vanguard Extended Duration Treasury Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8
Trustees Approve Advisory Arrangement	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     Shares of Vanguard Extended Duration Treasury Index Fund returned more than 32% for the 12 months ended August 31, 2019, in line with the fund’s benchmark index.

•     Bond yields fell and prices rose as the Federal Reserve cut interest rates in August and again in September, shortly after the fiscal year ended.

•     The yield of the 30-year U.S. Treasury bond dropped from 3.02% to 1.96%. Inflation remained low. Long-term Treasuries outperformed their short-term counterparts and long-term corporates.

•     Because the fund invests in zero-coupon U.S. Treasuries with maturities ranging from 20 to 30 years, and the prices of such securities are very sensitive to interest rate changes, its interest rate risk is extremely high. As a result, the fund may exhibit substantial short-term volatility and is best used by long-term investors.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

Fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,339.06	$0.41
Institutional Shares	1,000.00	1,339.29	0.35
Institutional Plus Shares	1,000.00	1,339.41	0.24
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	32.92%	9.24%	9.88%	$25,645
Extended Duration Treasury Index Fund ETF Shares Market Price	32.92	9.22	9.70	25,239
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index
	32.14	9.17	9.97	25,860

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Extended Duration Treasury Index Fund Institutional Shares	32.94%	9.25%	9.90%	$12,849,685
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	32.14	9.17	9.97	12,929,842

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

5

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(8/28/2013)	Investment
Extended Duration Treasury Index Fund Institutional Plus Shares	32.95%	9.27%	11.87%	$196,243,280
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	32.14	9.17	11.89	196,397,589

“Since Inception” performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: August 31, 2009, Through August 31, 2019

	One	Five	Ten
	Year	Years	Years
Extended Duration Treasury Index FundETF Shares Market Price	32.92%	55.43%	152.39%
Extended Duration Treasury Index FundETF Shares Net Asset Value	32.92	55.55	156.45
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	32.14	55.03	158.60

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

6

Extended Duration Treasury Index Fund

Sector Diversification

As of August 31, 2019

Treasury/Agency	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

7

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/39	17,123	11,589
United States Treasury Strip Coupon	0.000%	11/15/39	92,195	61,973
United States Treasury Strip Coupon	0.000%	2/15/40	69,415	46,389
United States Treasury Strip Coupon	0.000%	5/15/40	59,750	39,682
United States Treasury Strip Coupon	0.000%	8/15/40	78,513	51,801
United States Treasury Strip Coupon	0.000%	11/15/40	76,191	49,852
United States Treasury Strip Coupon	0.000%	2/15/41	72,709	47,398
United States Treasury Strip Coupon	0.000%	5/15/41	56,139	36,297
United States Treasury Strip Coupon	0.000%	8/15/41	71,520	45,940
United States Treasury Strip Coupon	0.000%	11/15/41	48,883	31,197
United States Treasury Strip Coupon	0.000%	2/15/42	61,164	38,810
United States Treasury Strip Coupon	0.000%	5/15/42	67,324	42,425
United States Treasury Strip Coupon	0.000%	8/15/42	68,450	42,867
United States Treasury Strip Coupon	0.000%	11/15/42	56,653	35,253
United States Treasury Strip Coupon	0.000%	2/15/43	64,564	39,944
United States Treasury Strip Coupon	0.000%	5/15/43	69,692	42,845
United States Treasury Strip Coupon	0.000%	8/15/43	60,692	37,112
United States Treasury Strip Coupon	0.000%	11/15/43	39,548	24,044
United States Treasury Strip Coupon	0.000%	2/15/44	61,427	37,111
United States Treasury Strip Coupon	0.000%	5/15/44	66,611	40,013
United States Treasury Strip Coupon	0.000%	8/15/44	61,138	36,559
United States Treasury Strip Coupon	0.000%	11/15/44	46,090	27,409
United States Treasury Strip Coupon	0.000%	2/15/45	56,428	33,337
United States Treasury Strip Coupon	0.000%	5/15/45	65,764	38,596
United States Treasury Strip Coupon	0.000%	8/15/45	61,826	36,014
United States Treasury Strip Coupon	0.000%	11/15/45	65,825	38,266
United States Treasury Strip Coupon	0.000%	2/15/46	70,279	40,592
United States Treasury Strip Coupon	0.000%	5/15/46	81,613	46,857
United States Treasury Strip Coupon	0.000%	8/15/46	52,744	30,118
United States Treasury Strip Coupon	0.000%	11/15/46	71,039	40,381
United States Treasury Strip Coupon	0.000%	2/15/47	76,714	43,379
United States Treasury Strip Coupon	0.000%	5/15/47	71,967	40,526
United States Treasury Strip Coupon	0.000%	8/15/47	64,671	36,216
United States Treasury Strip Coupon	0.000%	11/15/47	65,201	36,339
United States Treasury Strip Coupon	0.000%	2/15/48	82,938	45,998
United States Treasury Strip Coupon	0.000%	5/15/48	71,924	39,744
United States Treasury Strip Coupon	0.000%	8/15/48	46,500	25,666
United States Treasury Strip Coupon	0.000%	11/15/48	6,423	3,519

8

Extended Duration Treasury Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Strip Coupon	0.000%	2/15/49	16,318	8,900
	United States Treasury Strip Coupon	0.000%	5/15/49	12,492	6,753
	United States Treasury Strip Coupon	0.000%	8/15/49	50	27
	United States Treasury Strip Principal	0.000%	11/15/39	66,058	45,637
	United States Treasury Strip Principal	0.000%	2/15/40	65,526	45,095
	United States Treasury Strip Principal	0.000%	5/15/40	63,961	43,618
	United States Treasury Strip Principal	0.000%	8/15/40	52,681	35,601
	United States Treasury Strip Principal	0.000%	11/15/40	60,282	40,417
	United States Treasury Strip Principal	0.000%	2/15/41	45,634	30,468
	United States Treasury Strip Principal	0.000%	5/15/41	46,584	30,807
	United States Treasury Strip Principal	0.000%	8/15/41	27,803	18,209
	United States Treasury Strip Principal	0.000%	11/15/41	27,398	17,802
	United States Treasury Strip Principal	0.000%	2/15/42	38,090	24,616
	United States Treasury Strip Principal	0.000%	5/15/42	47,821	30,654
	United States Treasury Strip Principal	0.000%	8/15/42	54,215	34,528
	United States Treasury Strip Principal	0.000%	11/15/42	59,154	37,429
	United States Treasury Strip Principal	0.000%	2/15/43	75,914	47,737
	United States Treasury Strip Principal	0.000%	5/15/43	46,539	29,116
	United States Treasury Strip Principal	0.000%	8/15/43	60,612	37,712
	United States Treasury Strip Principal	0.000%	11/15/43	52,519	32,508
	United States Treasury Strip Principal	0.000%	2/15/44	53,716	33,027
	United States Treasury Strip Principal	0.000%	5/15/44	47,059	28,739
	United States Treasury Strip Principal	0.000%	8/15/44	54,195	32,911
	United States Treasury Strip Principal	0.000%	11/15/44	56,009	33,820
	United States Treasury Strip Principal	0.000%	2/15/45	47,879	28,772
	United States Treasury Strip Principal	0.000%	5/15/45	67,102	40,120
	United States Treasury Strip Principal	0.000%	8/15/45	88,367	52,495
	United States Treasury Strip Principal	0.000%	11/15/45	64,989	38,475
	United States Treasury Strip Principal	0.000%	2/15/46	56,553	33,207
	United States Treasury Strip Principal	0.000%	5/15/46	57,187	33,432
	United States Treasury Strip Principal	0.000%	8/15/46	67,506	39,238
	United States Treasury Strip Principal	0.000%	11/15/46	96,638	56,095
	United States Treasury Strip Principal	0.000%	2/15/47	107,985	62,428
	United States Treasury Strip Principal	0.000%	5/15/47	64,342	36,846
	United States Treasury Strip Principal	0.000%	8/15/47	87,627	49,858
	United States Treasury Strip Principal	0.000%	11/15/47	75,073	42,516
	United States Treasury Strip Principal	0.000%	2/15/48	99,473	56,015
	United States Treasury Strip Principal	0.000%	5/15/48	83,655	46,886
	United States Treasury Strip Principal	0.000%	8/15/48	20,732	11,555
	United States Treasury Strip Principal	0.000%	11/15/48	39,894	22,203
	United States Treasury Strip Principal	0.000%	2/15/49	67,659	37,424
	United States Treasury Strip Principal	0.000%	5/15/49	86,393	47,502
	United States Treasury Strip Principal	0.000%	8/15/49	129,654	70,935
Total U.S. Government and Agency Obligations (Cost $2,365,069)					2,974,191

				Shares
Termporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund (Cost $1,164)	2.249%		11,637	1,164
Total Investments (100.0%) (Cost $2,366,233)					2,975,355

9

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	121
Receivables for Investment Securities Sold	86,645
Receivables for Capital Shares Issued	25
Total Other Assets	86,791
Liabilities
Payables for Investment Securities Purchased	(79,621)
Payables for Capital Shares Redeemed	(7,418)
Payables to Vanguard	(340)
Total Liabilities	(87,379)
Net Assets (100%)	2,974,767

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	2,335,880
Total Distributable Earnings (Loss)	638,887
Net Assets	2,974,767

ETF Shares—Net Assets
Applicable to 9,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,332,522
Net Asset Value Per Share—ETF Shares	$146.43

Institutional Shares—Net Assets
Applicable to 19,490,210 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	862,291
Net Asset Value Per Share—Institutional Shares	$44.24

Institutional Plus Shares—Net Assets
Applicable to 7,022,989 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	779,954
Net Asset Value Per Share—Institutional Plus Shares	$111.06

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	65,036
Total Income	65,036
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative—ETF Shares	482
Management and Administrative—Institutional Shares	399
Management and Administrative—Institutional Plus Shares	191
Marketing and Distribution—ETF Shares	48
Marketing and Distribution—Institutional Shares	21
Marketing and Distribution—Institutional Plus Shares	9
Custodian Fees	3
Auditing Fees	36
Shareholders’ Reports—ETF Shares	32
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,301
Expenses Paid Indirectly	(3)
Net Expenses	1,298
Net Investment Income	63,738
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	44,679
Futures Contracts	(16)
Realized Net Gain (Loss)	44,663
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	616,956
Net Increase (Decrease) in Net Assets Resulting from Operations	725,357

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $13,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $24,635,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,738	51,694
Realized Net Gain (Loss)	44,663	17,987
Change in Unrealized Appreciation (Depreciation)	616,956	(134,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	725,357	(64,624)
Distributions
Net Investment Income
ETF Shares	(23,240)	(16,702)
Institutional Shares	(22,154)	(19,467)
Institutional Plus Shares	(16,154)	(14,255)
Realized Capital Gain[1]
ETF Shares	—	(1,545)
Institutional Shares	—	(1,694)
Institutional Plus Shares	—	(1,371)
Total Distributions	(61,548)	(55,034)
Capital Share Transactions
ETF Shares	389,756	77,251
Institutional Shares	(129,112)	147,075
Institutional Plus Shares	72,452	201,519
Net Increase (Decrease) from Capital Share Transactions	333,096	425,845
Total Increase (Decrease)	996,905	306,187
Net Assets
Beginning of Period	1,977,862	1,671,675
End of Period	2,974,767	1,977,862

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $ 41,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$113.39	$120.92	$139.77	$116.00	$113.24
Investment Operations
Net Investment Income	3.347 [1]	3.353 [1]	3.383 [1]	3.420	3.524
Net Realized and Unrealized Gain (Loss) on Investments[2]	32.972	(7.272)	(16.377)	25.019	3.113
Total from Investment Operations	36.319	(3.919)	(12.994)	28.439	6.637
Distributions
Dividends from Net Investment Income	(3.279)	(3.314)	(3.402)	(3.414)	(3.506)
Distributions from Realized Capital Gains	—	(.297)	(2.454)	(1.255)	(.371)
Total Distributions	(3.279)	(3.611)	(5.856)	(4.669)	(3.877)
Net Asset Value, End of Period	$146.43	$113.39	$120.92	$139.77	$116.00

Total Return	32.92%	-3.24%	-8.86%	25.30%	5.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,333	$658	$623	$615	$365
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.87%	2.93%	2.90%	2.77%	2.93%
Portfolio Turnover Rate[3]	20%	18%	18%	20%	16%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $0.04, $0.07, $0.16, $0.06, and $0.05.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.25	$36.52	$42.20	$35.02	$34.18
Investment Operations
Net Investment Income	1.015 [1]	1.016 [1]	1.024 [1]	1.036	1.069
Net Realized and Unrealized Gain (Loss) on Investments[2]	9.967	(2.191)	(4.934)	7.558	.947
Total from Investment Operations	10.982	(1.175)	(3.910)	8.594	2.016
Distributions
Dividends from Net Investment Income	(.992)	(1.005)	(1.030)	(1.035)	(1.064)
Distributions from Realized Capital Gains	—	(.090)	(.740)	(.379)	(.112)
Total Distributions	(.992)	(1.095)	(1.770)	(1.414)	(1.176)
Net Asset Value, End of Period	$44.24	$34.25	$36.52	$42.20	$35.02

Total Return[3]	32.94%	-3.23%	-8.86%	25.33%	5.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$862	$787	$682	$660	$484
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.88%	2.94%	2.91%	2.78%	2.95%
Portfolio Turnover Rate[4]	20%	18%	18%	20%	16%

1       Calculated based on average shares outstanding.

2       Includes increases from purchase fees of $0.01, $0.02, $0.05, $0.02, and $0.01.

3       Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$85.99	$91.68	$105.93	$87.92	$85.80
Investment Operations
Net Investment Income	2.564 [1]	2.568 [1]	2.588 [1]	2.620	2.701
Net Realized and Unrealized Gain (Loss) on Investments[2]	25.015	(5.492)	(12.375)	18.958	2.389
Total from Investment Operations	27.579	(2.924)	(9.787)	21.578	5.090
Distributions
Dividends from Net Investment Income	(2.509)	(2.541)	(2.603)	(2.616)	(2.688)
Distributions from Realized Capital Gains	—	(.225)	(1.860)	(.952)	(.282)
Total Distributions	(2.509)	(2.766)	(4.463)	(3.568)	(2.970)
Net Asset Value, End of Period	$111.06	$85.99	$91.68	$105.93	$87.92

Total Return[3]	32.95%	-3.20%	-8.84%	25.34%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$780	$533	$367	$258	$250
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.90%	2.96%	2.93%	2.80%	2.97%
Portfolio Turnover Rate[4]	20%	18%	18%	20%	16%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $0.03, $0.06, $0.12, $0.05, and $0.04.

3   Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Extended Duration Treasury Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $121,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of 0.00% of average net assets).

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Extended Duration Treasury Index Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,974,191	—
Temporary Cash Investments	1,164	—	—
Total	1,164	2,974,191	—

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	24,882
Total Distributable Earnings (Loss)	(24,882)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	18,142
Undistributed Long-Term Gains	11,876
Capital Loss Carryforwards (Non-expiring)*	—
Net Unrealized Gains (Losses)	609,122

* The fund used capital loss carryforwards of $1,478,000 to offset taxable capital gains realized during the year ended August 31, 2019.

18

Extended Duration Treasury Index Fund

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,366,233
Gross Unrealized Appreciation	609,565
Gross Unrealized Depreciation	(443)
Net Unrealized Appreciation (Depreciation)	609,122

F. During the year ended August 31, 2019, the fund purchased $1,043,477,000 of investment securities and sold $773,794,000 of investment securities, other than temporary cash investments. Purchases and sales include $605,998,000 and $295,739,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	607,253	5,250	272,760	2,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(217,497)	(1,950)	(195,509)	(1,750)
Net Increase (Decrease)—ETF Shares	389,756	3,300	77,251	650
Institutional Shares
Issued[1]	63,167	1,842	175,785	5,120
Issued in Lieu of Cash Distributions	22,033	644	20,957	603
Redeemed	(214,312)	(5,975)	(49,667)	(1,417)
Net Increase (Decrease)—Institutional Shares	(129,112)	(3,489)	147,075	4,306
Institutional Plus Shares
Issued[1]	64,883	720	188,992	2,053
Issued in Lieu of Cash Distributions	16,154	187	15,626	179
Redeemed	(8,585)	(83)	(3,099)	(36)
Net Increase (Decrease)—Institutional Plus Shares	72,452	824	201,519	2,196

1 Includes purchase fees for fiscal 2019 and 2018 of $716,000 and $1,274,000, respectively (fund totals).

H. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

19

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

20

Special 2019 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

22

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Extended Duration Treasury Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Extended Duration Treasury Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Extended Duration Treasury Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Extended Duration Treasury Index Fund or the owners of the Extended Duration Treasury Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Extended Duration Treasury Index Fund. Investors acquire the Extended Duration Treasury Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Extended Duration Treasury Index Fund. The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Extended Duration Treasury Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Extended Duration Treasury Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Extended Duration Treasury Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Extended Duration Treasury Index Fund.

24

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EXTENDED DURATION TREASURY INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q12750 102019

Annual Report | August 31, 2019 Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Mega Cap Index Fund	5

Mega Cap Growth Index Fund	22

Mega Cap Value Index Fund	37

Trustees Approve Advisory Arrangements	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•                  For the 12 months ended August 31, 2019, large-capitalization equity markets posted generally positive returns, with growth stocks outpacing their value counterparts.

•                  Returns for the three Vanguard Mega Cap Index Funds ranged from less than 2% for Vanguard Mega Cap Value Index Fund to more than 4% for Vanguard Mega Cap Growth Index Fund. Each fund closely tracked its target index.

•                  Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•                  Consumer goods stocks bolstered returns for Vanguard Mega Cap Index Fund and the Mega Cap Value Index Fund. Financial stocks contributed most to the Mega Cap Growth Index Fund. The oil and gas sector detracted most from returns for all three funds.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,063.58	$0.36
Institutional Shares	1,000.00	1,063.61	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,102.70	$0.37
Institutional Shares	1,000.00	1,102.80	0.32
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,025.34	$0.36
Institutional Shares	1,000.00	1,025.35	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Index Fund ETF Shares Net Asset Value	3.26%	10.34%	13.40%	$35,178
Mega Cap Index Fund ETF Shares Market Price	3.21	10.32	13.39	35,133
Spliced Mega Cap Index	3.28	10.39	13.49	35,442
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	35,018

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Index Fund Institutional Shares	3.25%	10.35%	13.43%	$17,623,588
Spliced Mega Cap Index	3.28	10.39	13.49	17,720,909
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	17,509,140

See Financial Highlights for dividend and capital gains information.

5

Mega Cap Index Fund

Cumulative Returns of ETF Shares: August 31, 2009, Through August 31, 2019

	One	Five	Ten
	Year	Years	Years
Mega Cap Index Fund ETF Shares Market Price	3.21%	63.43%	251.33%
Mega Cap Index Fund ETF Shares Net Asset Value	3.26	63.55	251.78
Spliced Mega Cap Index	3.28	63.95	254.42

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Mega Cap Index Fund

Sector Diversification

As of August 31, 2019

Basic Materials	1.7%
Consumer Goods	8.0
Consumer Services	14.9
Financials	17.8
Health Care	13.4
Industrials	11.2
Oil & Gas	4.4
Technology	23.4
Telecommunications	2.5
Utilities	2.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

7

Mega Cap Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (1.7%)
	Linde plc	54,079	10,216
	Ecolab Inc.	25,821	5,327
	DuPont de Nemours Inc.	74,544	5,064
	Air Products & Chemicals Inc.	21,939	4,957
	Dow Inc.	74,345	3,169
	PPG Industries Inc.	23,560	2,610
	LyondellBasell Industries NV Class A	26,891	2,081
	International Paper Co.	39,718	1,553
	Nucor Corp.	15,085	739
			35,716
Consumer Goods (8.0%)
	Procter & Gamble Co.	250,027	30,061
	Coca-Cola Co.	382,722	21,065
	PepsiCo Inc.	139,707	19,102
	Philip Morris International Inc.	155,047	11,177
	NIKE Inc. Class B	125,367	10,594
	Altria Group Inc.	186,632	8,163
	Mondelez International Inc. Class A	143,793	7,940
	Colgate-Palmolive Co.	85,475	6,338
	Kimberly-Clark Corp.	34,265	4,835
	General Motors Co.	127,215	4,718
	Estee Lauder Cos. Inc. Class A	21,812	4,319
	Activision Blizzard Inc.	76,527	3,872
	Ford Motor Co.	389,875	3,575
	General Mills Inc.	59,835	3,219
	Constellation Brands Inc. Class A	14,952	3,055
*,^	Tesla Inc.	13,300	3,001
*	Electronic Arts Inc.	29,513	2,765
	VF Corp.	31,717	2,599
	Hershey Co.	14,719	2,333
*	Monster Beverage Corp.	37,998	2,229
	Corteva Inc.	74,644	2,189
	Archer-Daniels-Midland Co.	55,992	2,131
	Brown-Forman Corp. Class B	29,086	1,716
	Kellogg Co.	25,468	1,599
	Kraft Heinz Co.	60,558	1,545
	Tyson Foods Inc. Class A	14,720	1,370
	Aptiv plc	12,784	1,063
	Keurig Dr Pepper Inc.	27,817	759
			167,332
Consumer Services (14.8%)
*	Amazon.com Inc.	41,755	74,169
	Home Depot Inc.	109,766	25,017
	Walt Disney Co.	179,396	24,624
	Comcast Corp. Class A	451,605	19,988
	McDonald’s Corp.	76,066	16,580
	Walmart Inc.	142,888	16,326
	Costco Wholesale Corp.	43,828	12,919
*	Netflix Inc.	43,604	12,809
	Starbucks Corp.	114,678	11,073
	Lowe’s Cos. Inc.	79,248	8,892
*	Booking Holdings Inc.	4,286	8,428
	CVS Health Corp.	129,312	7,878
*	Charter Communications Inc. Class A	15,568	6,376
	TJX Cos. Inc.	114,900	6,316
	Target Corp.	50,992	5,458
	Dollar General Corp.	25,774	4,023
	Walgreens Boots Alliance Inc.	77,228	3,953
	Ross Stores Inc.	36,565	3,876
	Sysco Corp.	48,809	3,628
	Yum! Brands Inc.	30,452	3,556
	Marriott International Inc. Class A	28,185	3,553
	Delta Air Lines Inc.	58,722	3,398
	eBay Inc.	82,768	3,335
*	O’Reilly Automotive Inc.	7,775	2,984
	Hilton Worldwide Holdings Inc.	29,021	2,681
	McKesson Corp.	18,920	2,616
	Southwest Airlines Co.	48,722	2,549
	Las Vegas Sands Corp.	38,568	2,139
	Kroger Co.	80,635	1,909

8

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Carnival Corp.	39,621	1,746
	CBS Corp. Class B	32,923	1,385
*	AutoZone Inc.	1,225	1,350
	Fox Corp. Class A	35,886	1,190
*	United Airlines Holdings Inc.	11,214	945
	Sirius XM Holdings Inc.	136,413	842
*,^	Uber Technologies Inc.	17,059	556
	Fox Corp. Class B	15,628	513
	CBS Corp. Class A	599	27
			309,607
Financials (17.7%)
*	Berkshire Hathaway Inc. Class B	186,940	38,025
	JPMorgan Chase & Co.	307,180	33,747
	Visa Inc. Class A	173,368	31,348
	Mastercard Inc. Class A	90,566	25,483
	Bank of America Corp.	853,059	23,468
	Wells Fargo & Co.	403,181	18,776
	Citigroup Inc.	230,512	14,833
	American Tower Corp.	44,087	10,148
	CME Group Inc.	35,723	7,762
	US Bancorp	142,985	7,534
	American Express Co.	62,521	7,526
	Goldman Sachs Group Inc.	34,628	7,061
	S&P Global Inc.	24,568	6,392
	Chubb Ltd.	38,755	6,057
	Crown Castle International Corp.	41,428	6,014
	Intercontinental Exchange Inc.	56,134	5,247
	Prologis Inc.	62,659	5,240
	PNC Financial Services Group Inc.	40,492	5,221
	Morgan Stanley	125,677	5,214
	Marsh & McLennan Cos. Inc.	50,917	5,086
	Equinix Inc.	8,414	4,681
	Aon plc	23,947	4,666
	Charles Schwab Corp.	119,833	4,586
	BlackRock Inc.	10,811	4,568
	American International Group Inc.	86,732	4,514
	Progressive Corp.	58,292	4,419
	Simon Property Group Inc.	29,207	4,350
	Capital One Financial Corp.	46,850	4,058
	Public Storage	14,734	3,901
	Aflac Inc.	74,475	3,737
	Travelers Cos. Inc.	24,794	3,644
	BB&T Corp.	76,212	3,632
	Welltower Inc.	40,367	3,615
	Bank of New York Mellon Corp.	85,789	3,608
	Allstate Corp.	33,296	3,409
	Prudential Financial Inc.	40,460	3,240
	MetLife Inc.	70,967	3,144
	Equity Residential	37,055	3,141
	SunTrust Banks Inc.	44,141	2,715
	Ventas Inc.	36,728	2,695
	Discover Financial Services	32,326	2,585
	T. Rowe Price Group Inc.	22,365	2,474
	Synchrony Financial	65,353	2,095
	Boston Properties Inc.	15,488	1,989
	Fifth Third Bancorp	73,331	1,940
	State Street Corp.	35,252	1,809
	Northern Trust Corp.	20,567	1,808
	Moody’s Corp.	8,012	1,727
	Ameriprise Financial Inc.	13,319	1,718
*	Berkshire Hathaway Inc. Class A	5	1,515
	AvalonBay Communities Inc.	6,958	1,479
	TD Ameritrade Holding Corp.	27,392	1,217
	Weyerhaeuser Co.	36,725	966
	Interactive Brokers Group Inc.	7,094	335
			370,162
Health Care (13.3%)
	Johnson & Johnson	264,695	33,976
	Merck & Co. Inc.	256,616	22,190
	UnitedHealth Group Inc.	94,670	22,153
	Pfizer Inc.	554,205	19,702
	Abbott Laboratories	175,759	14,996
	Medtronic plc	133,617	14,416
	Amgen Inc.	60,805	12,685
	Thermo Fisher Scientific Inc.	39,833	11,434
	Eli Lilly & Co.	87,317	9,864
	AbbVie Inc.	147,498	9,697
	Gilead Sciences Inc.	126,619	8,045
	Bristol-Myers Squibb Co.	162,847	7,828
	Becton Dickinson and Co.	26,884	6,826
*	Celgene Corp.	70,389	6,814
	Anthem Inc.	25,664	6,712
	Stryker Corp.	29,817	6,579
	Zoetis Inc.	47,693	6,029
*	Boston Scientific Corp.	138,467	5,917
*	Intuitive Surgical Inc.	11,515	5,888
	Cigna Corp.	37,850	5,828
	Allergan plc	32,624	5,211
*	Edwards Lifesciences Corp.	20,780	4,610
*	Vertex Pharmaceuticals Inc.	25,486	4,588
	Baxter International Inc.	48,465	4,263
*	Biogen Inc.	19,331	4,248

9

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	14,705	4,137
	Humana Inc.	13,506	3,825
	HCA Healthcare Inc.	27,364	3,289
	Zimmer Biomet Holdings Inc.	20,467	2,849
*	Regeneron Pharmaceuticals Inc.	8,031	2,329
*	Alexion Pharmaceuticals Inc.	21,345	2,151
			279,079
Industrials (11.2%)
	Boeing Co.	53,258	19,391
	Accenture plc Class A	63,567	12,597
*	PayPal Holdings Inc.	111,340	12,142
	Honeywell International Inc.	72,495	11,934
	Union Pacific Corp.	70,504	11,419
	United Technologies Corp.	86,030	11,205
	3M Co.	57,463	9,293
	Lockheed Martin Corp.	23,966	9,206
	Danaher Corp.	64,201	9,122
	Fidelity National Information Services Inc.	61,099	8,323
	United Parcel Service Inc. Class B	69,639	8,263
	General Electric Co.	868,112	7,162
	Automatic Data Processing Inc.	41,216	7,000
	Caterpillar Inc.	57,091	6,794
	Northrop Grumman Corp.	16,914	6,222
	Raytheon Co.	27,912	5,173
	CSX Corp.	76,607	5,134
	Waste Management Inc.	42,380	5,058
	Deere & Co.	31,580	4,892
	General Dynamics Corp.	24,472	4,681
	Norfolk Southern Corp.	26,527	4,617
	Illinois Tool Works Inc.	29,246	4,383
	Sherwin-Williams Co.	8,247	4,344
	FedEx Corp.	23,336	3,701
	Emerson Electric Co.	61,459	3,662
	Eaton Corp. plc	42,302	3,415
	Johnson Controls International plc	79,268	3,384
	TE Connectivity Ltd.	33,609	3,066
*	Fiserv Inc.	28,238	3,020
	Ingersoll-Rand plc	23,967	2,902
	Paychex Inc.	32,169	2,628
	Cummins Inc.	15,688	2,342
	PACCAR Inc.	34,463	2,259
	Agilent Technologies Inc.	31,437	2,235
	Parker-Hannifin Corp.	12,814	2,124
	Fortive Corp.	28,463	2,018
	Stanley Black & Decker Inc.	15,055	2,000
	Roper Technologies Inc.	5,168	1,895
	Republic Services Inc. Class A	20,776	1,854
	Rockwell Automation Inc.	11,799	1,803
*	Square Inc.	16,859	1,043
			233,706
Oil & Gas (4.4%)
	Exxon Mobil Corp.	421,672	28,876
	Chevron Corp.	189,804	22,344
	ConocoPhillips	112,832	5,888
	Schlumberger Ltd.	138,074	4,478
	Phillips 66	45,245	4,462
	EOG Resources Inc.	57,815	4,289
	Kinder Morgan Inc.	192,125	3,894
	Occidental Petroleum Corp.	89,234	3,880
	Marathon Petroleum Corp.	65,914	3,244
	Valero Energy Corp.	41,696	3,139
	Williams Cos. Inc.	121,090	2,858
	Pioneer Natural Resources Co.	16,854	2,080
	Halliburton Co.	82,400	1,552
	Baker Hughes a GE Co. Class A	25,505	553
			91,537
Technology (23.3%)
	Microsoft Corp.	763,815	105,300
	Apple Inc.	412,826	86,173
*	Facebook Inc. Class A	239,449	44,459
*	Alphabet Inc. Class A	29,963	35,672
*	Alphabet Inc. Class C	29,398	34,928
	Intel Corp.	446,336	21,161
	Cisco Systems Inc.	426,768	19,977
*	Adobe Inc.	48,625	13,834
*	salesforce.com Inc.	81,719	12,754
	International Business Machines Corp.	88,435	11,986
	Texas Instruments Inc.	93,634	11,587
	Oracle Corp.	221,562	11,535
	Broadcom Inc.	37,489	10,596
	NVIDIA Corp.	57,666	9,660
	QUALCOMM Inc.	121,266	9,431
	Intuit Inc.	24,513	7,069
*	Micron Technology Inc.	110,365	4,996
*	ServiceNow Inc.	18,467	4,835
	Applied Materials Inc.	93,154	4,473
	Analog Devices Inc.	36,787	4,040
	Cognizant Technology Solutions Corp. Class A	56,857	3,490
	Lam Research Corp.	14,899	3,136
*	Autodesk Inc.	21,906	3,129
*	Workday Inc. Class A	16,090	2,852
	HP Inc.	149,930	2,742
	L3Harris Technologies Inc.	11,017	2,329
	Corning Inc.	77,866	2,169

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Hewlett Packard Enterprise Co.	134,481	1,859
	VMware Inc. Class A	7,660	1,083
*	Dell Technologies Inc.	15,437	795
	DXC Technology Co.	13,250	440
			488,490
	Telecommunications (2.5%)
	AT&T Inc.	727,532	25,653
	Verizon Communications Inc.	412,158	23,971
*	T-Mobile US Inc.	29,670	2,316
*	Sprint Corp.	62,243	422
			52,362
	Utilities (2.7%)
	NextEra Energy Inc.	47,705	10,451
	Duke Energy Corp.	72,596	6,733
	Dominion Energy Inc.	79,890	6,202
	Southern Co.	103,679	6,040
	Exelon Corp.	96,777	4,574
	American Electric Power Co. Inc.	49,078	4,473
	Sempra Energy	27,402	3,881
	Xcel Energy Inc.	51,133	3,284
	Public Service Enterprise Group Inc.	50,558	3,057
	Consolidated Edison Inc.	33,122	2,944
	Edison International	35,285	2,550
	PPL Corp.	72,072	2,130
			56,319
	Total Common Stocks (Cost $1,404,850)		2,084,310
	Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2,3	Vanguard Market Liquidity Fund, 2.249%	76,833	7,684

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill, 2.053%, 11/21/19	530	528
	Total Temporary Cash Investments (Cost $8,211)		8,212
	Total Investments (100.0%) (Cost $1,413,061)		2,092,522

			Amount
			($000)
	Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		99
	Receivables for Accrued Income		4,245
	Other Assets[4]		342
	Total Other Assets		4,686
	Liabilities
	Payables for Investment Securities
	Purchased		(11)
	Collateral for Securities on Loan		(3,290)
	Payables for Capital Shares Redeemed		(176)
	Payables to Vanguard		(328)
	Variation Margin Payable—Futures Contracts		(5)
	Total Liabilities		(3,810)
	Net Assets (100%)		2,093,398

11

Mega Cap Index Fund

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,424,607
Total Distributable Earnings (Loss)	668,791
Net Assets	2,093,398

ETF Shares—Net Assets
Applicable to 19,175,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,943,552
Net Asset Value Per Share—ETF Shares	$101.36

Amount
($000)
Institutional Shares—Net Assets
Applicable to 749,818 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	149,846
Net Asset Value Per Share—Institutional Shares	$199.84

•    See Note A in Notes to Financial Statements.

*       Non-income-producing security.

^       Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,251,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $3,290,000 of collateral received for securities on loan.

4   Cash of $340,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	62		9,067	7

See accompanying Notes, which are an integral part of the Financial Statements.

12

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	39,005
Interest[1]	122
Securities Lending—Net	49
Total Income	39,176
Expenses
The Vanguard Group—Note B
Investment Advisory Services	265
Management and Administrative—ETF Shares	647
Management and Administrative—Institutional Shares	49
Marketing and Distribution—ETF Shares	68
Marketing and Distribution—Institutional Shares	5
Custodian Fees	10
Auditing Fees	33
Shareholders’ Reports—ETF Shares	172
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,250
Net Investment Income	37,926
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	17,262
Futures Contracts	153
Realized Net Gain (Loss)	17,415
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	21,631
Futures Contracts	(110)
Change in Unrealized Appreciation (Depreciation)	21,521
Net Increase (Decrease) in Net Assets Resulting from Operations	76,862

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $104,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $14,456,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,926	29,430
Realized Net Gain (Loss)	17,415	26,638
Change in Unrealized Appreciation (Depreciation)	21,521	222,939
Net Increase (Decrease) in Net Assets Resulting from Operations	76,862	279,007
Distributions
Net Investment Income
ETF Shares	(34,093)	(26,493)
Institutional Shares	(2,519)	(2,518)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(36,612)	(29,011)
Capital Share Transactions
ETF Shares	364,632	80,628
Institutional Shares	25,154	(31,572)
Net Increase (Decrease) from Capital Share Transactions	389,786	49,056
Total Increase (Decrease)	430,036	299,052
Net Assets
Beginning of Period	1,663,362	1,364,310
End of Period	2,093,398	1,663,362

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$100.26	$85.02	$74.19	$67.35	$68.69
Investment Operations
Net Investment Income	2.045[1]	1.790[1]	1.676[1]	1.582	1.399
Net Realized and Unrealized Gain (Loss) on Investments	1.052	15.214	10.788	6.793	(1.377)
Total from Investment Operations	3.097	17.004	12.464	8.375	.022
Distributions
Dividends from Net Investment Income	(1.997)	(1.764)	(1.634)	(1.535)	(1.362)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.997)	(1.764)	(1.634)	(1.535)	(1.362)
Net Asset Value, End of Period	$101.36	$100.26	$85.02	$74.19	$67.35

Total Return	3.26%	20.25%	17.01%	12.61%	-0.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,944	$1,542	$1,233	$1,057	$970
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.93%	2.12%	2.23%	2.02%
Portfolio Turnover Rate[2]	4%	4%	6%	7%	8%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$197.68	$167.62	$146.25	$132.77	$135.41
Investment Operations
Net Investment Income	4.053[1]	3.513[1]	3.362[1]	3.117	2.798
Net Realized and Unrealized Gain (Loss) on Investments	2.062	30.038	21.220	13.419	(2.717)
Total from Investment Operations	6.115	33.551	24.582	16.536	.081
Distributions
Dividends from Net Investment Income	(3.955)	(3.491)	(3.212)	(3.056)	(2.721)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.955)	(3.491)	(3.212)	(3.056)	(2.721)
Net Asset Value, End of Period	$199.84	$197.68	$167.62	$146.25	$132.77

Total Return	3.25%	20.26%	17.02%	12.63%	-0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$150	$122	$132	$133	$298
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.11%	1.94%	2.13%	2.24%	2.05%
Portfolio Turnover Rate[2]	4%	4%	6%	7%	8%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

17

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

18

Mega Cap Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $99,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

19

Mega Cap Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,084,310	—	—
Temporary Cash Investments	7,684	528	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	2,091,989	528	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	8,258
Total Distributable Earnings (Loss)	(8,258)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,854
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(18,267)
Net Unrealized Gains (Losses)	679,461

* The fund used capital loss carryforwards of $2,848,000 to offset taxable gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,413,061
Gross Unrealized Appreciation	748,629
Gross Unrealized Depreciation	(69,168)
Net Unrealized Appreciation (Depreciation)	679,461

20

Mega Cap Index Fund

E.  During the year ended August 31, 2019, the fund purchased $484,222,000 of investment securities and sold $96,963,000 of investment securities, other than temporary cash investments. Purchases and sales include $371,300,000 and $24,429,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $32,228,000 and $13,279,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	389,257	4,050	146,233	1,575
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(24,625)	(250)	(65,605)	(700)
Net Increase (Decrease)—ETF Shares	364,632	3,800	80,628	875
Institutional Shares
Issued	38,620	203	5,389	31
Issued in Lieu of Cash Distributions	753	4	1,242	7
Redeemed	(14,219)	(73)	(38,203)	(207)
Net Increase (Decrease)—Institutional Shares	25,154	134	(31,572)	(169)

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

21

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund ETF Shares Net Asset Value	4.32%	12.23%	14.99%	$40,409
Mega Cap Growth Index Fund ETF Shares Market Price	4.25	12.22	14.97	40,348
Spliced Mega Cap Growth Index	4.37	12.30	15.08	40,742
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	35,018

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund Institutional Shares	4.34%	12.24%	15.00%	$20,229,869
Spliced Mega Cap Growth Index	4.37	12.30	15.08	20,370,910
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	17,509,140

See Financial Highlights for dividend and capital gains information.

22

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: August 31, 2009, Through August 31, 2019

	One	Five	Ten
	Year	Years	Years
Mega Cap Growth Index Fund ETF Shares Market Price	4.25%	77.94%	303.48%
Mega Cap Growth Index Fund ETF Shares Net Asset Value	4.32	78.06	304.09
Spliced Mega Cap Growth Index	4.37	78.61	307.42

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

23

Mega Cap Growth Index Fund

Sector Diversification

As of August 31, 2019

Basic Materials	1.5%
Consumer Goods	4.8
Consumer Services	22.6
Financials	12.2
Health Care	7.9
Industrials	11.6
Oil & Gas	1.1
Technology	38.1
Telecommunications	0.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

24

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (1.5%)
	Linde plc	225,339	42,569
	Ecolab Inc.	107,708	22,221
			64,790
Consumer Goods (4.8%)
	NIKE Inc. Class B	521,782	44,091
	Colgate-Palmolive Co.	356,507	26,435
	Philip Morris International Inc.	322,994	23,285
	Estee Lauder Cos. Inc. Class A	91,053	18,028
	Altria Group Inc.	388,397	16,988
	Activision Blizzard Inc.	318,076	16,095
	Constellation Brands Inc. Class A	62,316	12,734
*,^	Tesla Inc.	55,441	12,508
*	Electronic Arts Inc.	123,462	11,566
	Hershey Co.	61,574	9,758
*	Monster Beverage Corp.	157,972	9,268
	Brown-Forman Corp. Class B	121,682	7,178
	Keurig Dr Pepper Inc.	117,087	3,194
			211,128
Consumer Services (22.5%)
*	Amazon.com Inc.	173,804	308,726
	Home Depot Inc.	456,875	104,126
	Comcast Corp. Class A	1,880,787	83,244
	McDonald’s Corp.	317,000	69,096
	Costco Wholesale Corp.	182,608	53,826
*	Netflix Inc.	181,587	53,341
	Walt Disney Co.	373,611	51,282
	Starbucks Corp.	477,747	46,131
	Lowe’s Cos. Inc.	330,447	37,076
*	Booking Holdings Inc.	18,009	35,413
*	Charter Communications Inc. Class A	64,980	26,615
	TJX Cos. Inc.	479,057	26,334
	Dollar General Corp.	107,285	16,746
	Ross Stores Inc.	152,530	16,170
	Yum! Brands Inc.	127,075	14,840
	Marriott International Inc. Class A	117,557	14,819
*	O’Reilly Automotive Inc.	32,493	12,470
	Hilton Worldwide Holdings Inc.	120,858	11,164
*	AutoZone Inc.	5,191	5,719
	Southwest Airlines Co.	101,628	5,317
^	Sirius XM Holdings Inc.	572,814	3,534
*,^	Uber Technologies Inc.	69,708	2,270
			998,259
Financials (12.2%)
	Visa Inc. Class A	722,079	130,566
	Mastercard Inc. Class A	377,377	106,182
	American Tower Corp.	183,565	42,255
	S&P Global Inc.	102,228	26,599
	Crown Castle International Corp.	172,561	25,051
	Prologis Inc.	261,790	21,891
	Intercontinental Exchange Inc.	234,096	21,883
	Marsh & McLennan Cos. Inc.	212,330	21,210
	Aon plc	99,854	19,456
	Equinix Inc.	34,919	19,425
	Charles Schwab Corp.	498,889	19,092
	Simon Property Group Inc.	121,893	18,155
	Public Storage	61,546	16,294
	T. Rowe Price Group Inc.	93,240	10,314
	Boston Properties Inc.	64,215	8,246
	Welltower Inc.	84,132	7,535
	Moody’s Corp.	33,490	7,220
	AvalonBay Communities Inc.	28,941	6,152
	Ventas Inc.	76,848	5,640
	TD Ameritrade Holding Corp.	114,907	5,103
	Interactive Brokers Group Inc.	29,349	1,385
			539,654

25

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
Health Care (7.9%)
	Thermo Fisher Scientific Inc.	166,085	47,676
	Bristol-Myers Squibb Co.	679,232	32,651
	Becton Dickinson and Co.	112,038	28,449
*	Celgene Corp.	292,872	28,350
	Stryker Corp.	124,190	27,404
	Zoetis Inc.	198,738	25,124
*	Boston Scientific Corp.	577,407	24,673
*	Intuitive Surgical Inc.	47,912	24,499
	AbbVie Inc.	306,885	20,175
*	Edwards Lifesciences Corp.	86,627	19,217
*	Vertex Pharmaceuticals Inc.	106,382	19,151
*	Illumina Inc.	61,083	17,185
*	Regeneron Pharmaceuticals Inc.	33,546	9,730
*	Alexion Pharmaceuticals Inc.	88,475	8,915
	Baxter International Inc.	100,846	8,869
*	Biogen Inc.	40,263	8,848
			350,916
Industrials (11.6%)
	Boeing Co.	221,943	80,807
	Accenture plc Class A	264,829	52,481
*	PayPal Holdings Inc.	463,460	50,540
	Union Pacific Corp.	293,895	47,599
	Lockheed Martin Corp.	99,705	38,298
	Fidelity National Information Services Inc.	254,496	34,668
	United Parcel Service Inc. Class B	289,659	34,371
	Automatic Data Processing Inc.	171,687	29,159
	3M Co.	119,668	19,353
	Danaher Corp.	133,771	19,008
	Illinois Tool Works Inc.	121,720	18,241
	Sherwin-Williams Co.	34,510	18,178
*	Fiserv Inc.	117,640	12,580
	Paychex Inc.	134,282	10,971
	Raytheon Co.	58,072	10,762
	Agilent Technologies Inc.	131,281	9,335
	Fortive Corp.	118,275	8,386
	Roper Technologies Inc.	21,554	7,905
	Rockwell Automation Inc.	49,196	7,517
*	Square Inc.	69,940	4,325
			514,484
Oil & Gas (1.0%)
	EOG Resources Inc.	241,018	17,881
	Schlumberger Ltd.	287,735	9,331
	Pioneer Natural Resources Co.	69,960	8,634
	Occidental Petroleum Corp.	185,816	8,079
	Baker Hughes a GE Co. Class A	106,712	2,315
			46,240
Technology (38.0%)
	Microsoft Corp.	3,181,897	438,656
	Apple Inc.	1,719,476	358,923
*	Facebook Inc. Class A	997,648	185,233
*	Alphabet Inc. Class A	124,308	147,992
*	Alphabet Inc. Class C	122,932	146,056
*	Adobe Inc.	202,609	57,644
*	salesforce.com Inc.	340,740	53,179
	Texas Instruments Inc.	389,550	48,207
	Broadcom Inc.	156,127	44,128
	NVIDIA Corp.	240,213	40,238
	Intuit Inc.	102,314	29,503
*	Micron Technology Inc.	459,556	20,804
*	ServiceNow Inc.	77,065	20,179
	Applied Materials Inc.	388,728	18,667
	Analog Devices Inc.	153,509	16,860
	Lam Research Corp.	62,294	13,114
*	Autodesk Inc.	91,477	13,065
*	Workday Inc. Class A	66,822	11,846
	L3Harris Technologies Inc.	46,008	9,727
	Cognizant Technology Solutions Corp. Class A	118,147	7,253
	VMware Inc. Class A	31,970	4,522
			1,685,796
Telecommunications (0.2%)
*	T-Mobile US Inc.	124,122	9,688
Total Common Stocks
(Cost $2,950,965)			4,420,955
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $20,732)	207,300	20,732
Total Investments (100.2%)
(Cost $2,971,697)			4,441,687

26

Mega Cap Growth Index Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	217
Receivables for Accrued Income	4,736
Other Assets[4]	363
Total Other Assets	5,316
Liabilities
Payables for Investment Securities Purchased	(9)
Collateral for Securities on Loan	(14,824)
Payables to Vanguard	(555)
Variation Margin Payable—Futures Contracts	(12)
Total Liabilities	(15,400)
Net Assets (100%)	4,431,603

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	3,099,092
Total Distributable Earnings (Loss)	1,332,511
Net Assets	4,431,603

ETF Shares—Net Assets
Applicable to 33,189,005 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,388,413
Net Asset Value Per Share—ETF Shares	$132.22

Institutional Shares—Net Assets
Applicable to 164,454 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,190
Net Asset Value Per Share—Institutional Shares	$262.63

•   See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers The total value of securities on loan is $14,307,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $14,824,000 of collateral received for securities on loan.

4   Cash of $363,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2019	35		5,384	(3)
E-mini S&P 500 Index	September 2019	36		5,265	(14)
					(17)

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	55,190
Interest[1]	663
Securities Lending—Net	118
Total Income	55,971
Expenses
The Vanguard Group—Note B
Investment Advisory Services	614
Management and Administrative—ETF Shares	1,885
Management and Administrative—Institutional Shares	16
Marketing and Distribution—ETF Shares	158
Marketing and Distribution—Institutional Shares	1
Custodian Fees	17
Auditing Fees	33
Shareholders’ Reports—ETF Shares	140
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,866
Net Investment Income	53,105
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	166,353
Futures Contracts	1,182
Swap Contracts	(17,126)
Realized Net Gain (Loss)	150,409
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(16,234)
Futures Contracts	(288)
Swap Contracts	(4,297)
Change in Unrealized Appreciation (Depreciation)	(20,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	182,695

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $651,000, ($9,000), and ($13,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $244,060,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,105	47,049
Realized Net Gain (Loss)	150,409	161,806
Change in Unrealized Appreciation (Depreciation)	(20,819)	584,011
Net Increase (Decrease) in Net Assets Resulting from Operations	182,695	792,866
Distributions
Net Investment Income
ETF Shares	(33,904)	(45,748)
Institutional Shares	(331)	(494)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(34,235)	(46,242)
Capital Share Transactions
ETF Shares	89,447	278,307
Institutional Shares	(1,367)	538
Net Increase (Decrease) from Capital Share Transactions	88,080	278,845
Total Increase (Decrease)	236,540	1,025,469
Net Assets
Beginning of Period	4,195,063	3,169,594
End of Period	4,431,603	4,195,063

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$127.79		$104.09		$87.15		$80.22	$79.16
Investment Operations
Net Investment Income	1.588	1	1.485	1	1.351	1	1.269	1.148
Net Realized and Unrealized Gain (Loss) on Investments	3.860		23.677		16.920		6.897	1.013
Total from Investment Operations	5.448		25.162		18.271		8.166	2.161
Distributions
Dividends from Net Investment Income	(1.018)		(1.462)		(1.331)		(1.236)	(1.101)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(1.018)		(1.462)		(1.331)		(1.236)	(1.101)
Net Asset Value, End of Period	$132.22		$127.79		$104.09		$87.15	$80.22

Total Return	4.32%		24.38%		21.17%		10.28%	2.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,388		$4,152		$3,135		$2,247	$1,928
Ratio of Total Expenses to Average Net Assets	0.07%		0.07%		0.07%		0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.30%		1.29%		1.43%		1.55%	1.43%
Portfolio Turnover Rate[2]	14%		9%		8%		12%	9%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$253.80		$206.74		$173.07		$159.31	$157.21
Investment Operations
Net Investment Income	3.184	1	2.963	1	2.699	1	2.528	2.293
Net Realized and Unrealized Gain (Loss) on Investments	7.684		47.023		33.622		13.693	2.011
Total from Investment Operations	10.868		49.986		36.321		16.221	4.304
Distributions
Dividends from Net Investment Income	(2.038)		(2.926)		(2.651)		(2.461)	(2.204)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(2.038)		(2.926)		(2.651)		(2.461)	(2.204)
Net Asset Value, End of Period	$262.63		$253.80		$206.74		$173.07	$159.31

Total Return	4.34%		24.39%		21.20%		10.28%	2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43		$43		$35		$30	$35
Ratio of Total Expenses to Average Net Assets	0.06%		0.06%		0.06%		0.06%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.31%		1.30%		1.44%		1.56%	1.44%
Portfolio Turnover Rate[2]	14%		9%		8%		12%	9%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease

32

Mega Cap Growth Index Fund

in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counter-parties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at August 31, 2019.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more

33

Mega Cap Growth Index Fund

or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

34

Mega Cap Growth Index Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $217,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards, and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	240,852
Total Distributable Earnings (Loss)	(240,852)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,854
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(146,929)
Net Unrealized Gains (Losses)	1,469,990

35

Mega Cap Growth Index Fund

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,971,697
Gross Unrealized Appreciation	1,549,070
Gross Unrealized Depreciation	(79,080)
Net Unrealized Appreciation (Depreciation)	1,469,990

E.   During the year ended August 31, 2019, the fund purchased $1,258,333,000 of investment securities and sold $1,093,594,000 of investment securities, other than temporary cash investments. Purchases and sales include $560,120,000 and $509,541,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $145,297,000 and $228,179,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	602,968	4,900	649,537	5,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(513,521)	(4,200)	(371,230)	(3,250)
Net Increase (Decrease)—ETF Shares	89,447	700	278,307	2,375
Institutional Shares
Issued	21,064	89	3,509	14
Issued in Lieu of Cash Distributions	290	1	344	2
Redeemed	(22,721)	(97)	(3,315)	(14)
Net Increase (Decrease)—Institutional Shares	(1,367)	(7)	538	2

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

36

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund ETF Shares Net Asset Value	1.69%	8.58%	11.93%	$30,868
Mega Cap Value Index Fund ETF Shares Market Price	1.65	8.59	11.92	30,832
Spliced Mega Cap Value Index	1.68	8.62	12.00	31,060
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	35,018

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund Institutional Shares	1.68%	8.59%	11.95%	$15,460,197
Spliced Mega Cap Value Index	1.68	8.62	12.00	15,530,013
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.35	17,509,140

See Financial Highlights for dividend and capital gains information.

37

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: August 31, 2009, Through August 31, 2019

	One	Five	Ten
	Year	Years	Years
Mega Cap Value Index Fund ETF Shares Market Price	1.65%	50.97%	208.32%
Mega Cap Value Index Fund ETF Shares Net Asset Value	1.69	50.94	208.68
Spliced Mega Cap Value Index	1.68	51.21	210.60

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

38

Mega Cap Value Index Fund

Sector Diversification

As of August 31, 2019

Basic Materials	2.0%
Consumer Goods	11.4
Consumer Services	6.8
Financials	23.5
Health Care	19.0
Industrials	10.8
Oil & Gas	7.9
Technology	8.2
Telecommunications	4.9
Utilities	5.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

39

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.0%)
DuPont de Nemours Inc.	188,264	12,789
Air Products & Chemicals Inc.	55,176	12,465
Dow Inc.	186,936	7,969
PPG Industries Inc.	59,143	6,552
LyondellBasell Industries NV Class A	67,507	5,224
International Paper Co.	99,742	3,900
Nucor Corp.	38,513	1,886
		50,785
Consumer Goods (11.4%)
Procter & Gamble Co.	629,713	75,710
Coca-Cola Co.	963,943	53,056
PepsiCo Inc.	351,908	48,116
Mondelez International Inc. Class A	361,567	19,966
Philip Morris International Inc.	195,202	14,072
Kimberly-Clark Corp.	86,388	12,190
General Motors Co.	320,113	11,873
Altria Group Inc.	235,206	10,288
Ford Motor Co.	983,935	9,023
General Mills Inc.	150,528	8,098
VF Corp.	79,584	6,522
Corteva Inc.	187,964	5,511
Archer-Daniels-Midland Co.	141,298	5,376
Kellogg Co.	64,203	4,032
Kraft Heinz Co.	153,043	3,906
Tyson Foods Inc. Class A	36,818	3,426
Aptiv plc	32,177	2,676
		293,841

Consumer Services (6.8%)
Walmart Inc.	360,169	41,153
Walt Disney Co.	225,492	30,951
CVS Health Corp.	326,443	19,887
Target Corp.	128,508	13,755
Walgreens Boots Alliance Inc.	195,054	9,985
Sysco Corp.	122,746	9,124
Delta Air Lines Inc.	147,585	8,539
eBay Inc.	207,436	8,358
McKesson Corp.	47,659	6,590
Las Vegas Sands Corp.	96,848	5,372
Kroger Co.	202,853	4,804
Carnival Corp.	99,224	4,374
CBS Corp. Class B	84,439	3,551
Southwest Airlines Co.	61,000	3,191
Fox Corp. Class A	90,521	3,003
* United Airlines Holdings Inc.	28,297	2,386
Fox Corp. Class B	38,492	1,262
CBS Corp. Class A	710	32
		176,317
Financials (23.5%)
* Berkshire Hathaway Inc. Class B	488,199	99,304
JPMorgan Chase & Co.	774,109	85,044
Bank of America Corp.	2,148,797	59,113
Wells Fargo & Co.	1,017,301	47,376
Citigroup Inc.	580,617	37,363
CME Group Inc.	89,793	19,511
US Bancorp	360,835	19,012
American Express Co.	157,039	18,903
Goldman Sachs Group Inc.	87,132	17,767
Chubb Ltd.	97,839	15,290
PNC Financial Services Group Inc.	102,207	13,177
Morgan Stanley	316,690	13,139
BlackRock Inc.	27,184	11,487
American International Group Inc.	218,162	11,353
Progressive Corp.	146,436	11,100
Capital One Financial Corp.	117,636	10,190
Aflac Inc.	187,526	9,410
Travelers Cos. Inc.	62,585	9,197
BB&T Corp.	192,819	9,188
Bank of New York Mellon Corp.	215,921	9,082

40

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Allstate Corp.	83,868	8,587
Prudential Financial Inc.	101,733	8,148
MetLife Inc.	179,155	7,937
Equity Residential	92,942	7,878
SunTrust Banks Inc.	111,848	6,880
Discover Financial Services	81,193	6,493
Synchrony Financial	164,308	5,266
Fifth Third Bancorp	184,186	4,872
State Street Corp.	89,123	4,573
Northern Trust Corp.	51,985	4,571
Welltower Inc.	50,758	4,546
Ameriprise Financial Inc.	33,503	4,321
Ventas Inc.	46,074	3,381
Weyerhaeuser Co.	92,877	2,444
* Berkshire Hathaway Inc. Class A	1	303
		606,206
Health Care (19.0%)
Johnson & Johnson	667,212	85,643
Merck & Co. Inc.	646,740	55,924
UnitedHealth Group Inc.	238,679	55,851
Pfizer Inc.	1,397,058	49,665
Abbott Laboratories	442,019	37,713
Medtronic plc	336,144	36,267
Amgen Inc.	153,143	31,949
Eli Lilly & Co.	219,534	24,801
Gilead Sciences Inc.	319,218	20,283
Anthem Inc.	64,568	16,886
Cigna Corp.	95,324	14,677
Allergan plc	82,213	13,131
AbbVie Inc.	185,404	12,188
Humana Inc.	33,873	9,593
HCA Healthcare Inc.	68,557	8,240
Zimmer Biomet Holdings Inc.	51,364	7,150
Baxter International Inc.	60,876	5,354
* Biogen Inc.	24,300	5,340
		490,655
Industrials (10.7%)
Honeywell International Inc.	182,745	30,083
United Technologies Corp.	216,397	28,184
General Electric Co.	2,189,712	18,065
Caterpillar Inc.	143,537	17,081
Northrop Grumman Corp.	42,617	15,677
CSX Corp.	193,088	12,941
Waste Management Inc.	106,450	12,705
Deere & Co.	79,568	12,326
General Dynamics Corp.	61,527	11,768
3M Co.	72,400	11,709
Norfolk Southern Corp.	66,597	11,591
Danaher Corp.	80,692	11,466
FedEx Corp.	58,790	9,325
Emerson Electric Co.	154,380	9,199
Eaton Corp. plc	106,281	8,579
Johnson Controls International plc	199,863	8,532
TE Connectivity Ltd.	84,458	7,704
Ingersoll-Rand plc	60,416	7,316
Raytheon Co.	35,098	6,504
Cummins Inc.	39,541	5,902
PACCAR Inc.	87,324	5,725
Parker-Hannifin Corp.	32,229	5,343
Stanley Black & Decker Inc.	38,040	5,054
Republic Services Inc. Class A	52,219	4,661
		277,440
Oil & Gas (7.8%)
Exxon Mobil Corp.	1,062,998	72,794
Chevron Corp.	478,404	56,318
ConocoPhillips	283,669	14,802
Phillips 66	113,876	11,231
Kinder Morgan Inc.	483,083	9,792
Marathon Petroleum Corp.	166,488	8,193
Valero Energy Corp.	104,754	7,886
Williams Cos. Inc.	304,488	7,186
Schlumberger Ltd.	174,430	5,657
Occidental Petroleum Corp.	112,300	4,883
Halliburton Co.	208,414	3,926
		202,668
Technology (8.2%)
Intel Corp.	1,123,090	53,246
Cisco Systems Inc.	1,072,663	50,211
International Business Machines Corp.	222,125	30,105
Oracle Corp.	556,738	28,984
QUALCOMM Inc.	304,968	23,717
HP Inc.	377,520	6,905
Corning Inc.	196,701	5,478
Hewlett Packard Enterprise Co.	338,013	4,671
Cognizant Technology Solutions Corp. Class A	71,504	4,390
* Dell Technologies Inc.	38,936	2,006
DXC Technology Co.	33,430	1,111
		210,824
Telecommunications (4.9%)
AT&T Inc.	1,833,058	64,633
Verizon Communications Inc.	1,039,164	60,438
* Sprint Corp.	151,944	1,032
		126,103

41

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
Utilities (5.5%)
	NextEra Energy Inc.	120,134	26,319
	Duke Energy Corp.	183,939	17,058
	Dominion Energy Inc.	201,361	15,632
	Southern Co.	261,304	15,224
	Exelon Corp.	243,906	11,527
	American Electric Power Co. Inc.	123,837	11,288
	Sempra Energy	68,764	9,739
	Xcel Energy Inc.	128,917	8,279
	Public Service Enterprise Group Inc.	126,997	7,680
	Consolidated Edison Inc.	83,970	7,465
	Edison International	88,604	6,403
	PPL Corp.	182,146	5,382
			141,996
Total Common Stocks
(Cost $2,194,256)			2,576,835
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2	Vanguard Market Liquidity Fund, 2.249%	24	2

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	United States Treasury Bill, 2.048%, 11/21/19	350	349
Total Temporary Cash Investments
(Cost $351)			351
Total Investments (99.8%)
(Cost $2,194,607)			2,577,186

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	126
Receivables for Accrued Income	7,884
Receivables for Capital Shares Issued	122
Total Other Assets	8,132
Liabilities
Payables for Investment Securities Purchased	(1)
Payables for Capital Shares Redeemed	(11)
Payables to Vanguard	(357)
Variation Margin Payable—Futures Contracts	(3)
Other Liabilities	(2,611)
Total Liabilities	(2,983)
Net Assets (100%)	2,582,335

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,217,828
Total Distributable Earnings (Loss)	364,507
Net Assets	2,582,335

ETF Shares—Net Assets
Applicable to 31,009,799 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,447,882
Net Asset Value Per Share—ETF Shares	$78.94

42

Mega Cap Value Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 858,974 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	134,453
Net Asset Value Per Share—Institutional Shares	$156.53

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Securities with a value of $319,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	33		4,826	81

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap Value Index Fund

Statement of Operations

Year Ended August 31, 2019
($000)
Investment Income
Income
Dividends	71,225
Interest[1]	53
Securities Lending—Net	67
Total Income	71,345
Expenses
The Vanguard Group—Note B
Investment Advisory Services	356
Management and Administrative—ETF Shares	1,061
Management and Administrative—Institutional Shares	50
Marketing and Distribution—ETF Shares	101
Marketing and Distribution—Institutional Shares	3
Custodian Fees	22
Auditing Fees	33
Shareholders’ Reports—ETF Shares	43
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,671
Net Investment Income	69,674
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	194,277
Futures Contracts	574
Realized Net Gain (Loss)	194,851
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(221,410)
Futures Contracts	21
Change in Unrealized Appreciation (Depreciation)	(221,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,136

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $41,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $193,289,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,674	51,263
Realized Net Gain (Loss)	194,851	33,613
Change in Unrealized Appreciation (Depreciation)	(221,389)	228,709
Net Increase (Decrease) in Net Assets Resulting from Operations	43,136	313,585
Distributions
Net Investment Income
ETF Shares	(64,527)	(47,205)
Institutional Shares	(3,466)	(3,196)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(67,993)	(50,401)
Capital Share Transactions
ETF Shares	351,597	156,383
Institutional Shares	5,455	(11,494)
Net Increase (Decrease) from Capital Share Transactions	357,052	144,889
Total Increase (Decrease)	332,195	408,073
Net Assets
Beginning of Period	2,250,140	1,842,067
End of Period	2,582,335	2,250,140

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.89	$70.19	$63.52	$56.89	$59.60
Investment Operations
Net Investment Income	2.261[1]	1.893[1]	1.843[1]	1.638	1.484
Net Realized and Unrealized Gain (Loss) on Investments	(1.027)	9.668	6.557	6.583	(2.733)
Total from Investment Operations	1.234	11.561	8.400	8.221	(1.249)
Distributions
Dividends from Net Investment Income	(2.184)	(1.861)	(1.730)	(1.591)	(1.461)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.184)	(1.861)	(1.730)	(1.591)	(1.461)
Net Asset Value, End of Period	$78.94	$79.89	$70.19	$63.52	$56.89

Total Return	1.69%	16.71%	13.40%	14.71%	-2.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,448	$2,120	$1,717	$1,322	$957
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	2.90%	2.50%	2.73%	2.84%	2.51%
Portfolio Turnover Rate[2]	10%	8%	8%	8%	5%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$158.41	$139.18	$125.94	$112.80	$118.18
Investment Operations
Net Investment Income	4.467[1]	3.743[1]	3.596[1]	3.259	2.976
Net Realized and Unrealized Gain (Loss) on Investments	(2.002)	19.188	13.077	13.063	(5.427)
Total from Investment Operations	2.465	22.931	16.673	16.322	(2.451)
Distributions
Dividends from Net Investment Income	(4.345)	(3.701)	(3.433)	(3.182)	(2.929)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.345)	(3.701)	(3.433)	(3.182)	(2.929)
Net Asset Value, End of Period	$156.53	$158.41	$139.18	$125.94	$112.80

Total Return	1.68%	16.71%	13.41%	14.72%	-2.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$134	$131	$125	$207	$213
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.51%	2.74%	2.85%	2.54%
Portfolio Turnover Rate[2]	10%	8%	8%	8%	5%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

48

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

49

Mega Cap Value Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $126,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

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Mega Cap Value Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,576,835	—	—
Temporary Cash Investments	2	349	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	2,576,834	349	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	189,032
Total Distributable Earnings (Loss)	(189,032)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	14,005
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(31,808)
Net Unrealized Gains (Losses)	382,579

*     The fund used capital loss carryforwards of $1,584,000 to offset taxable capital gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,194,607
Gross Unrealized Appreciation	504,669
Gross Unrealized Depreciation	(122,090)
Net Unrealized Appreciation (Depreciation)	382,579

51

Mega Cap Value Index Fund

E.  During the year ended August 31, 2019, the fund purchased $1,064,047,000 of investment securities and sold $705,406,000 of investment securities, other than temporary cash investments. Purchases and sales include $769,004,000 and $471,291,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	828,137	10,705	261,009	3,450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(476,540)	(6,225)	(104,626)	(1,375)
Net Increase (Decrease)—ETF Shares	351,597	4,480	156,383	2,075
Institutional Shares
Issued	24,632	157	100	1
Issued in Lieu of Cash Distributions	1,944	13	1,611	11
Redeemed	(21,121)	(136)	(13,205)	(89)
Net Increase (Decrease)—Institutional Shares	5,455	34	(11,494)	(77)

At August 31, 2019, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

53

Special 2019 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	36,612
Mega Cap Growth Index Fund	34,088
Mega Cap Value Index Fund	67,993

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	97.9%
Mega Cap Growth Index Fund	100.0
Mega Cap Value Index Fund	100.0

54

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

55

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

56

The CRSP US Mega Cap Index, CRSP US Mega Cap Growth Index, and CRSP US Mega Cap Value Index (the “Indexes”) are products of the Center for Research in Security Prices (“CRSP”) at the Booth School of Business of the University of Chicago (“University”), and have been licensed for use by Vanguard. CRSP® is a trademark of the University and has been licensed by the University for use for certain purposes by Vanguard. Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are not sponsored, endorsed, sold or promoted by the University. The University makes no representation or warranty, express or implied, to the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund particularly or the ability of the Indexes to track general market performance. The Indexes are determined, composed and calculated without regard to Vanguard or Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. The University has no obligation to take the needs of Vanguard or the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund into consideration in determining, composing or calculating the Index. The University is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or the timing of the issuance or sale of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or in the determination or calculation of the equation by which Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. The University has no obligation or liability in connection with the administration, marketing or trading of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. The University is not an investment advisor. Inclusion of a security within an index is not a recommendation by the University to buy, sell, or hold such security, nor is it considered to be investment advice.

THE UNIVERSITY DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE UNIVERSITY SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE UNIVERSITY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MEGA CAP INDEX FUND, MEGA CAP GROWTH INDEX FUND, AND MEGA CAP VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE UNIVERSITY AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF THE UNIVERSITY.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q8280 102019

Annual Report | August 31, 2019 Vanguard Global Wellington™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•        For the 12 months ended August 31, 2019, Vanguard Global Wellington Fund returned 6.80% for Investor Shares and 6.85% for Admiral Shares. Its benchmark returned 4.26%.

•        Investors had to contend with bouts of market volatility sparked at times by signs of decelerating global growth, flare-ups in trade disputes, heightened international tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•        The fund’s outperformance in stocks versus its benchmark was broad-based: Its returns beat those of its benchmark in ten of the 11 industry sectors. Selection was especially strong in health care and industrials. By region, the United States, Switzerland, and the United Kingdom were bright spots.

•        The fund also outperformed its fixed income benchmark, thanks in part to security selection in investment-grade bonds, and in industrials in particular.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

Advisor’s Report

Vanguard Global Wellington Fund returned 6.80% for Investor Shares and 6.85% for Admiral Shares for the 12 months ended August 31, 2019. The fund outperformed the 4.26% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Barclays Fixed Income Composite Index. The composite index consists of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

The investment environment

Global equity markets produced mixed results for the period. The Standard & Poor’s 500 Index returned 2.92%, the FTSE Developed Index (net of tax) returned 0.14%, and the MSCI EAFE Index (net of tax) returned –3.26%.

In the fund’s equity benchmark, utilities, real estate, and consumer staples performed the best. Energy, financials, and materials declined the most over the period.

Equity markets experienced elevated volatility as the global economic cycle continued to decelerate and trade negotiations with China disrupted corporate investment decisions and inventory flows globally. Uncertainty in Europe continued as the U.K.’s path for Brexit implementation remained unresolved.

Defensive areas of the market performed well against this backdrop of uncertainty, benefiting our positioning, which is focused on providing downside protection at times of market stress. High volatility and fear in equity markets created opportunities in economically sensitive sectors and in companies domiciled outside the United States. Equity markets outside the United States are more pessimistic about economic prospects and persistent low interest rates, and equities of economically sensitive sectors are pricing in much of this negative news.

On the fixed income side, absolute returns across most major fixed income spread sectors were positive for the 12-month period, driven by a decrease in government bond yields. The decline in global sovereign yields accelerated in the latter part of the period amid prospects for deteriorating growth and dovish central bank policies. Geopolitical uncertainty remained elevated and global economic momentum slowed.

Monetary policy in the United States continued along a hawkish path for the first half of the period. The Federal Reserve raised rates twice in the second half of 2018 and signaled more rate increases to come. In early 2019, however, Fed policy pivoted in response to tepid economic data, trade policy uncertainty, and stubbornly low inflation. As concerns about growth in the United States increased, the Fed cut rates for the first time since 2008. Credit spreads remained generally stable early in the period

3

but widened significantly in the fourth quarter of 2018, fueled by concerns about an economic downturn. Credit spreads rebounded after the Fed pivot in early 2019, reversing much of the underperformance in late 2018.

Over the period, perceived safe-haven currencies like the U.S. dollar and the Japanese yen rallied against most currencies, while emerging-market currencies bore the brunt of the decline. The euro and the British pound also weakened amid domestic political uncertainty and divergence from the United States on monetary policy.

The U.S. fixed income market advanced over the period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 10.17%. Non-U.S. bonds returned 11.07%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index, and the Bloomberg Barclays U.S. Credit A or Better Index of higher-quality bonds returned 12.13%. The yield on the 10-year U.S. Treasury note fell to 1.50% at the end of August 2019 from 2.86% in August 2018.

The fund’s successes

In the equity portfolio, security selection aided performance while sector allocation was neutral. Our overweight to utilities and health care contributed to relative returns. Our underweight to materials also helped performance compared with the benchmark.

Top contributors to the equity portfolio’s relative performance over the period included American Tower, Novartis, Iberdrola, McDonald’s, and Nestlé, all of which we continue to hold.

For Novartis, business complexity and modest growth presented a great risk reward and an attractive opportunity for the portfolio. The company is simplifying and enhancing its focus on its core competency in innovative pharma. In addition to a pipeline of growth-enhancing new launches and a cultural shift at the top with a new CEO, the company is improving its capital allocation. Novartis has exited noncore segments of its business and is investing in new, innovative medicines.

Iberdrola is one of the best utility assets globally because of its large electric networks and extensive renewable-power business. We also view Iberdrola as an environmental, social, and governance leader that is well-positioned to take advantage of the energy transformation away from fossil fuels and toward a renewables-based, customer-empowered future.

We admire McDonald’s resilience and innovative culture. Through relentless drive to adapt, this brand has endured and developed a global reach. Menu innovation along with investment in store technology and appearance put McDonald’s on the path to further improve consumer appeal. It is nearing a point where it can reap these investments. We expect free-cash-flow

4

generation to improve as a result of declines in capital expenditures and as a benefit of refranchising that ushers in higher returns on capital. McDonald’s offers a defensive, countercyclical consumer discretionary profile with attractive upside, a strong balance sheet, and the expectation for increasing levels of capital return.

In the fixed income portfolio, security selection in corporate credit, specifically industrial sectors and banking, contributed to relative outperformance. The fund’s positioning in supranationals and local authority, as well as overall positioning in securitized sectors, particularly an allocation to collateralized mortgage obligations (CMOs), also aided relative performance.

The fund’s shortfalls

In the equity portfolio, security selection in the energy sector was the primary detractor from performance relative to the benchmark. Underweights to information technology and communication services detracted from benchmark-relative returns, as did overweights to financials and industrials. Top detractors from the equity portfolio’s relative performance over the period included Suncor Energy, Schlumberger, CaixaBank, and Isuzu Motors.

Suncor Energy, with its stable, long-life oil-sands resource, is being undervalued due to pipeline approval issues in Canada. Suncor is minimally affected by these pipeline issues because of captive refining capacity, and we believe its valuation should normalize. It has an attractive dividend yield that is sustainable in a scenario of oil prices under pressure, and a management culture centered on capital return. Suncor is the largest energy holding in the portfolio.

Japanese equities, including the portfolio’s holding in Isuzu Motors, lagged global developed-market returns over the period. We believe Isuzu Motors is facing a temporary slowdown in earnings because of product cycles and should return to normal business operations next fiscal year, making the stock attractive over the longer term. Isuzu Motors has a healthy balance sheet and a low dividend payout ratio that is increasing, adding to the attractiveness of total potential shareholder return.

In the fixed income portfolio, an overweight to and security selection within electric utilities detracted from returns. Within securitized sectors, security selection in 30-year mortgage-backed securities pass-throughs hindered performance. A modest out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) also detracted, as did lack of exposure to select developed-market government bonds. Duration and yield-curve positioning detracted from performance as rates fell.

The fund’s positioning and outlook

In the equity portfolio, our largest overweights at the end of the period were in industrials, health care, financials, and utilities. Our largest underweights were in information technology, communication services, and materials.

5

By region, the equity portfolio is overweighted to Europe, emerging markets, and Japan and underweighted to the United States, the Pacific basin excluding Japan, and Australia. This positioning is based on bottom-up stock-level analysis.

We expect volatility to continue amid slowing global growth, trade tariff uncertainty, and geopolitical turmoil. Central banks around the world do not have much room to make incremental rate cuts, and expectations for additional easing will be difficult to meet. As a result, we remain focused on reasonably priced stocks with dividend support and healthy balance sheets. Generally defensive positioning is warranted; however, we are finding great values in high-quality dividend-paying companies with some economic sensitivity and the portfolio is taking advantage of these mispricing opportunities in the market.

With a more dovish-leaning Fed, we have chosen to position the fixed income portfolio with a slightly longer duration relative to the benchmark. We are positioned with a cautious view of risk assets and have reduced exposure to corporate bonds with a bias toward holding higher-quality and lower-volatility issues.

Credit remains the main investment focus of the portfolio. We are underweight credit risk globally, but we are overweight the U.S. and favor higher-quality and less-cyclical sectors. We expect our significant positioning in those areas to benefit from global central bank policy and the global search for yield. Against this overweight to U.S. corporate credit, we are underweight U.K. credit given concerns about Brexit. We are also underweight euro-area credit and emerging markets given our concerns about the effect of a strong U.S. dollar, global liquidity withdrawal, and trade risks.

On an industry basis, the fixed income portfolio is currently overweight banks, but we have gradually reduced European banking exposure because of profitability concerns over the region’s lower rate environment and increased political risk. The fixed income portfolio is also overweight utilities because of attractive valuations and the sector’s potential to outperform when the cycle turns.

We are also overweight securitized sectors, such as asset-backed securities and commercial mortgage-backed securities, which offer attractive value and diversification relative to corporates. We have increased our mortgage positioning to an overweight as valuations have improved and we believe the sector offers potential downside protection. We remain underweight agency pass-throughs as we expect some interest rate volatility to continue. Instead, we favor CMOs, which have more stable cash flows. We also believe headline inflation will be supported by the recovery in energy prices and are positioned with long inflation breakevens via an allocation to TIPS.

We continue to maintain a modestly pro-cyclical risk posture. U.S. economic growth is slowing, but we believe the risk

6

of recession this year is low. The consumer remains resilient, while manufacturing has retrenched. As the market adapts to slower global growth, we expect reduced tail risk from the shift in global central bank policies.

Nataliya Kofman,

Managing Director and

Equity Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

September 23, 2019

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended August 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellington Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.64	$2.40
Admiral™ Shares	1,000.00	1,066.55	1.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.46% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

9

Global Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 2, 2017, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/2/2017)	Investment
Global Wellington Fund Investor Shares	6.80%	5.85%	$11,094
Global Wellington Composite Index	4.26	5.21	10,973
Bloomberg Barclays Global Aggregate Bond Index	7.77	4.08	10,758
FTSE Developed Net Tax Index	0.14	4.42	10,822

Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Barclays Fixed Income Composite Index, composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

  See Financial Highlights for dividend and capital gains information.

10

Global Wellington Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
		Since	Final Value
	One	Inception	of a $50,000
	Year	(11/2/2017)	Investment
Global Wellington Fund Admiral Shares	6.85%	5.94%	$55,556
Global Wellington Composite Index	4.26	5.21	54,866
Bloomberg Barclays Global Aggregate Bond Index	7.77	4.08	53,788
FTSE Developed Net Tax Index	0.14	4.42	54,110

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

11

Global Wellington Fund

Sector Diversification

As of August 31, 2019

Equity Exposure
Communication Services	5.3%
Consumer Discretionary	11.4
Consumer Staples	8.7
Energy	5.3
Financials	17.0
Health Care	14.9
Industrials	16.8
Information Technology	10.8
Materials	1.7
Real Estate	3.4
Utilities	4.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed	6.4%
Commercial Mortgage-Backed	2.3
Finance	22.9
Foreign	12.3
Government Mortgage-Backed	6.5
Industrial	37.2
Treasury/Agency	3.7
Utilities	6.0
Other	2.7

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12

Global Wellington Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (64.8%)
Canada (2.7%)
Suncor Energy Inc.	469,228	13,724
Dollarama Inc.	201,339	7,705
Canadian National Railway Co. (New York Shares)	35,332	3,255
Bank of Nova Scotia	47,778	2,542
		27,226
China (0.7%)
Shandong Weigao Group Medical Polymer Co. Ltd.	7,153,490	7,364

France (4.5%)
Vinci SA	129,265	14,123
Legrand SA	113,245	7,995
TOTAL SA	152,930	7,637
Engie SA	388,662	5,910
Schneider Electric SE	63,533	5,322
BNP Paribas SA	79,397	3,579
		44,566
Germany (0.5%)
Bayerische Motoren Werke AG	80,625	5,392

Italy (0.2%)
Assicurazioni Generali SPA	133,876	2,433

Japan (6.3%)
Tokio Marine Holdings Inc.	225,997	11,623
Marui Group Co. Ltd.	576,265	11,462
Seven & i Holdings Co. Ltd.	268,283	9,488
Isuzu Motors Ltd.	624,114	6,703
Mitsubishi UFJ Financial Group Inc.	1,328,822	6,396
Sumitomo Mitsui Financial Group Inc.	172,901	5,666
Daiwa House Industry Co. Ltd.	157,702	4,940
Nippon Telegraph & Telephone Corp.	102,672	4,922
Takeda Pharmaceutical Co. Ltd.	26,715	901
Eisai Co. Ltd.	10,495	535
		62,636
Netherlands (1.8%)
Koninklijke Philips NV	222,612	10,493
ING Groep NV	558,563	5,336
ASML Holding NV	9,764	2,172
		18,001

13

Global Wellington Fund

		Market
		Value•
	Shares	($000)
South Korea (0.8%)
Samsung Electronics Co. Ltd.	208,786	7,602

Spain (1.7%)
* Iberdrola SA	1,168,413	12,028
CaixaBank SA	2,332,995	5,294
		17,322
Sweden (0.6%)
Lundin Petroleum AB	183,137	5,584

Switzerland (5.7%)
Novartis AG	194,953	17,576
Nestle SA	149,833	16,837
Zurich Insurance Group AG	28,973	10,325
Julius Baer Group Ltd.	207,007	8,216
* Alcon Inc.	71,020	4,319
		57,273
Taiwan (1.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,349,175	11,086

United Kingdom (3.5%)
AstraZeneca plc ADR	220,505	9,929
Derwent London plc	170,886	6,622
Rotork plc	1,571,366	5,941
BAE Systems plc	811,587	5,397
Diageo plc	96,152	4,117
Prudential plc	192,667	3,211
		35,217
United States (34.7%)
Chubb Ltd.	112,679	17,609
Medtronic plc	143,891	15,524
McDonald’s Corp.	65,879	14,360
General Dynamics Corp.	74,576	14,264
Microsoft Corp.	96,314	13,278
Verizon Communications Inc.	226,873	13,195
Sempra Energy	86,786	12,291
Lockheed Martin Corp.	31,451	12,081
Cisco Systems Inc.	257,615	12,059
Deere & Co.	77,438	11,996
Linde plc	60,286	11,350
Mondelez International Inc. Class A	200,821	11,089
Bank of America Corp.	401,995	11,059
American Tower Corp.	46,167	10,627
TJX Cos. Inc.	187,311	10,296
UnitedHealth Group Inc.	41,856	9,794
* Alphabet Inc. Class A	8,070	9,608
Autoliv Inc.	138,844	9,497
PepsiCo Inc.	68,848	9,414
United Parcel Service Inc. Class B	75,688	8,981
General Motors Co.	233,970	8,678
Merck & Co. Inc.	100,346	8,677
PNC Financial Services Group Inc.	57,821	7,455
Union Pacific Corp.	40,609	6,577

14

Global Wellington Fund

		Market
		Value•
	Shares	($000)
Texas Instruments Inc.	53,076	6,568
Comcast Corp. Class A	144,306	6,387
KLA Corp.	42,321	6,259
Accenture plc Class A	31,426	6,228
JPMorgan Chase & Co.	53,146	5,839
Colgate-Palmolive Co.	75,518	5,600
Abbott Laboratories	62,328	5,318
Caterpillar Inc.	43,581	5,186
Intel Corp.	109,324	5,183
Honeywell International Inc.	29,517	4,859
Marsh & McLennan Cos. Inc.	39,689	3,965
Gilead Sciences Inc.	61,199	3,889
Schlumberger Ltd.	116,551	3,780
Chevron Corp.	29,599	3,484
United Technologies Corp.	24,791	3,229
Bristol-Myers Squibb Co.	46,918	2,255
		347,788
Total Common Stocks (Cost $603,409)		649,490

		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (4.2%)
United States (4.2%)
1,2	Fannie Mae Pool	3.000%	8/1/34–8/1/49	3,598	3,681
1,2	Fannie Mae Pool	4.000%	12/1/48	1,262	1,312
1,2,3	Fannie Mae Pool	3.500%	8/1/49–9/1/49	6,596	6,785
1,2	Fannie Mae REMICS	2.000%	9/25/40	144	144
1,2	Fannie Mae REMICS	3.500%	6/25/44–6/25/59	2,994	3,204
1,2	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	1,103	1,116
1,2	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,214	2,262
1,2	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	6,258	6,487
1,2	Freddie Mac Gold Pool	4.000%	10/1/48–12/1/48	1,267	1,314
1,2	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,334	1,425
1,2	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	474	487
1,2	Freddie Mac REMICS	1.750%	9/15/42	1,258	1,239
1	Government National Mortgage Assn.	2.750%	9/20/44	255	261
1,3	UMBS TBA	3.000%	9/1/34	169	173
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	1,510	1,647
	United States Treasury Note/Bond	1.500%	10/31/19	265	265
	United States Treasury Note/Bond	2.500%	3/31/23	1,560	1,619
	United States Treasury Note/Bond	2.750%	7/31/23	785	824
	United States Treasury Note/Bond	1.750%	6/30/24	1,510	1,534
	United States Treasury Note/Bond	2.375%	5/15/29	2,735	2,949
4	United States Treasury Note/Bond	2.750%	11/15/47	580	679
	United States Treasury Note/Bond	2.875%	5/15/49	1,805	2,176
	United States Treasury Strip Principal	0.000%	5/15/47	660	378
	United States Treasury Strip Principal	0.000%	8/15/47	755	430
Total U.S. Government and Agency Obligations (Cost $40,909)					42,391
Asset-Backed/Commercial Mortgage-Backed Securities (2.1%)
Australia (0.1%)
5	National Australia Bank Ltd.	2.400%	12/7/21	575	582

15

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Bermuda (0.0%)
1,5	START Ireland	4.089%	3/15/44	243	249

Canada (0.3%)
1,5,6	CARDS II Trust 2017-2A, 1M USD LIBOR + 0.260%	2.455%	10/17/22	720	720
5,7	Ford Auto Securitization Trust	2.354%	6/15/23	2,005	1,504
1,5,6	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.659%	7/21/24	765	763
					2,987
Cayman Islands (0.6%)
1,5,6	Atlas Senior Loan Fund V Ltd., 3M USD LIBOR + 1.260%	3.582%	7/16/29	750	748
1,5,6	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	3.528%	1/20/29	360	360
1,5,6	KKR CLO 17 Ltd., 3M USD LIBOR + 1.340%	3.643%	4/15/29	730	730
1,5,6	Madison Park Funding XVIII Ltd., 3M USD LIBOR + 1.190%	3.468%	10/21/30	730	728
1,5,6	Madison Park Funding XXX Ltd., 3M USD LIBOR + 0.750%	3.053%	4/15/29	1,400	1,385
1,5,6	Magnetite VII Ltd., 3M USD LIBOR + 0.800%	3.103%	1/15/28	1,375	1,365
1,5,6	Race Point IX CLO Ltd., 3M USD LIBOR + 1.210%	3.513%	10/15/30	730	729
					6,045
Spain (0.1%)
8	Bankia SA	4.125%	3/24/36	850	1,513

United States (1.0%)
1,5	Aaset 2019-1 Trust	3.844%	5/15/39	244	246
1,5	Angel Oak Mortgage Trust I LLC 2018-3	3.649%	9/25/48	534	540
1,5	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	154	154
1,5,6	Bristol Park CLO Ltd., 3M USD LIBOR + 1.420%	3.723%	4/15/29	685	686
1,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	267	271
1,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	320	319
1,5	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	727	739
1,5	Chrysler Capital Auto Receivables Trust 2016-A	3.250%	6/15/22	245	245
1,5	COLT 2018-1 Mortgage Loan Trust	2.930%	2/25/48	108	109
1,5	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	165	167
1,5	DB Master Finance LLC	3.787%	5/20/49	145	150
1,5	DB Master Finance LLC	4.021%	5/20/49	125	131
1,5	Deephaven Residential Mortgage Trust 2018-1	2.976%	12/25/57	199	199
1,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	531	534
1,5	First Investors Auto Owner Trust	2.000%	3/15/22	59	59
1,5	First Investors Auto Owner Trust	2.410%	12/15/22	120	120
1,5	First Investors Auto Owner Trust 2016-1	3.410%	4/18/22	726	728
1,5	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	255	256
1,5	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	167	169
1,5	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	248	251

16

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1,5	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	118	118
1,5	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	21	21
1,5	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	170	170
1,5	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	203	203
1	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	115	119
1	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	118	123
1	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	318	333
1,5	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	93	93
1,5	SoFi Consumer Loan Program 2019-3 Trust	2.900%	5/25/28	1,356	1,366
1,5	Towd Point Mortgage Trust 2018-1	3.000%	1/25/58	259	263
1,5	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	296	307
1,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	195	199
1,5	Verus Securitization Trust 2019-2	3.211%	4/25/59	362	367
1,5	Westlake Automobile Receivables Trust	2.980%	1/18/22	449	450
1,5	Westlake Automobile Receivables Trust 2018-1	2.240%	12/15/20	35	35
					10,240
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $21,417)					21,616
Corporate Bonds (22.4%)
Australia (0.3%)
1,5	Macquarie Group Ltd.	4.150%	3/27/24	1,025	1,083
1,5	National Australia Bank Ltd.	3.933%	8/2/34	1,050	1,087
5	WEA Finance LLC	4.125%	9/20/28	895	985
5	WEA Finance LLC	4.625%	9/20/48	220	266
					3,421
Belgium (0.1%)
9	Anheuser-Busch InBev SA	1.750%	3/7/25	375	468

Canada (0.7%)
	Bank of Nova Scotia	2.700%	8/3/26	1,205	1,235
7	Bell Canada Inc.	3.350%	3/22/23	975	758
6	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	3.130%	6/16/22	570	574
	Emera US Finance LP	2.700%	6/15/21	400	403
	Fortis Inc.	3.055%	10/4/26	775	791
	Nutrien Ltd.	4.125%	3/15/35	650	683
7	Royal Bank of Canada	2.949%	5/1/23	1,875	1,455
7	Toronto-Dominion Bank	1.680%	6/8/21	740	555
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	450
					6,904
China (0.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	825	839
	Alibaba Group Holding Ltd.	3.400%	12/6/27	660	692
5	Tencent Holdings Ltd.	3.595%	1/19/28	1,035	1,088
5	Tencent Holdings Ltd.	3.975%	4/11/29	445	482
					3,101

17

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
France (1.3%)
1,8	AXA SA	5.125%	7/4/43	600	779
8	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	1,200	1,416
8	BNP Paribas SA	1.500%	11/17/25	775	919
8	BPCE SA	1.125%	1/18/23	700	800
5	BPCE SA	5.700%	10/22/23	400	442
8	BPCE SA	2.875%	4/22/26	1,600	2,043
5	BPCE SA	3.250%	1/11/28	525	551
8	Credit Agricole SA	1.000%	9/16/24	1,400	1,631
5	Danone SA	2.947%	11/2/26	555	574
8	Orange SA	1.000%	5/12/25	1,300	1,512
8	Orange SA	2.000%	1/15/29	300	382
8	RCI Banque SA	0.750%	9/26/22	500	561
8	RCI Banque SA	1.375%	3/8/24	475	547
8	Societe Generale SA	1.000%	4/1/22	600	678
8	Veolia Environnement SA	1.590%	1/10/28	400	493
					13,328
Germany (1.5%)
5	Bayer US Finance II LLC	4.250%	12/15/25	1,625	1,748
8	Daimler AG	0.875%	1/12/21	2,575	2,871
9	Deutsche Telekom AG	3.125%	2/6/34	775	1,054
8	Deutsche Telekom International Finance BV	4.250%	3/16/20	1,200	1,351
9	E.ON International Finance BV	5.875%	10/30/37	150	276
8	E.ON SE	0.375%	8/23/21	1,800	1,998
8	E.ON SE	1.625%	5/22/29	565	698
9	innogy Finance BV	4.750%	1/31/34	600	953
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	650	664
8	Volkswagen Leasing GmbH	0.250%	10/5/20	1,525	1,683
8	Volkswagen Leasing GmbH	2.625%	1/15/24	425	512
8	Volkswagen Leasing GmbH	1.375%	1/20/25	950	1,087
					14,895
Hong Kong (0.1%)
5	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,291

Japan (0.3%)
10	Toyota Finance Australia Ltd.	2.500%	12/7/20	1,625	1,111
8	Toyota Motor Credit Corp.	1.800%	7/23/20	1,250	1,399
					2,510
Mexico (0.2%)
	America Movil SAB de CV	3.625%	4/22/29	275	297
	America Movil SAB de CV	6.375%	3/1/35	350	484
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	540	575
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	980	920
					2,276
Netherlands (0.2%)
8	ABN AMRO Bank NV	2.500%	11/29/23	855	1,051
9	Cooperatieve Rabobank UA	4.625%	5/23/29	200	290
	Shell International Finance BV	4.000%	5/10/46	475	558
					1,899
South Africa (0.2%)
8	Anglo American Capital plc	1.625%	3/11/26	1,400	1,638

18

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
South Korea (0.0%)

[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	210

Spain (1.1%)
8	Abertis Infraestructuras SA	3.000%	3/27/31	1,000	1,277
8	Banco de Sabadell SA	1.625%	3/7/24	2,300	2,669
8	CaixaBank SA	1.750%	10/24/23	1,800	2,086
8	Iberdrola International BV	2.875%	11/11/20	1,800	2,052
8	Telefonica Emisiones SAU	2.242%	5/27/22	700	821
8	Telefonica Emisiones SAU	1.460%	4/13/26	500	599
8	Telefonica Emisiones SAU	1.715%	1/12/28	900	1,098
	Telefonica Emisiones SAU	4.665%	3/6/38	630	691
					11,293
Sweden (0.3%)
8	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	550	626
8	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,750	1,952
					2,578
Switzerland (0.4%)
1,8	Credit Suisse Group AG	1.250%	7/17/25	675	779
8	Holcim Finance Luxembourg SA	2.250%	5/26/28	1,200	1,501
5	Roche Holdings Inc.	2.625%	5/15/26	1,100	1,132
1,5	UBS Group AG	3.126%	8/13/30	355	365
					3,777
United Kingdom (2.1%)
	AstraZeneca plc	4.000%	1/17/29	755	847
1	Barclays plc	3.932%	5/7/25	860	884
	BAT Capital Corp.	3.222%	8/15/24	575	590
	BAT Capital Corp.	3.557%	8/15/27	925	948
	BP Capital Markets plc	3.814%	2/10/24	475	509
7	BP Capital Markets plc	3.470%	5/15/25	1,350	1,076
9	CPUK Finance Ltd.	3.588%	8/28/25	1,400	1,848
8	FCE Bank plc	0.869%	9/13/21	1,800	1,993
1,8	Heathrow Funding Ltd.	1.500%	2/11/32	1,025	1,213
1,9	HSBC Holdings plc	2.256%	11/13/26	2,050	2,534
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.124%	5/18/24	245	245
8	Imperial Brands Finance plc	2.250%	2/26/21	1,825	2,067
5	Imperial Brands Finance plc	4.250%	7/21/25	800	851
5	Sky plc	3.125%	11/26/22	725	743
	Trinity Acquisition plc	4.400%	3/15/26	1,274	1,393
8	Vodafone Group plc	2.200%	8/25/26	1,725	2,167
8	Vodafone Group plc	1.625%	11/24/30	550	661
	Vodafone Group plc	5.250%	5/30/48	400	480
					21,049
United States (13.3%)
	Abbott Laboratories	3.400%	11/30/23	500	527
	Alabama Power Co.	4.300%	7/15/48	255	310
	Allergan Funding SCS	3.800%	3/15/25	1,060	1,115
8	Altria Group Inc.	2.200%	6/15/27	435	527
	Amazon.com Inc.	4.800%	12/5/34	300	382
	Amazon.com Inc.	4.250%	8/22/57	225	288
	American Electric Power Co. Inc.	3.200%	11/13/27	950	1,000
8	American Express Credit Corp.	0.625%	11/22/21	1,900	2,130

19

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
8	American International Group Inc.	1.500%	6/8/23	975	1,130
	American International Group Inc.	4.250%	3/15/29	800	887
	American Tower Corp.	5.000%	2/15/24	380	422
	American Tower Corp.	4.400%	2/15/26	300	330
	American Tower Corp.	3.800%	8/15/29	400	431
	Amgen Inc.	3.625%	5/22/24	275	292
	Amgen Inc.	4.663%	6/15/51	350	417
	Anadarko Finance Co.	7.500%	5/1/31	145	193
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	1,405	1,442
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	775	927
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	670	762
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	85	99
	Anthem Inc.	3.500%	8/15/24	275	288
	Anthem Inc.	4.101%	3/1/28	610	665
	Anthem Inc.	4.375%	12/1/47	300	336
	Apple Inc.	2.750%	1/13/25	780	811
8	AT&T Inc.	1.875%	12/4/20	2,450	2,751
	AT&T Inc.	3.600%	7/15/25	850	899
	AT&T Inc.	4.125%	2/17/26	800	871
	AT&T Inc.	4.900%	8/15/37	1,300	1,494
	AutoZone Inc.	3.125%	4/21/26	1,175	1,224
	Bank of America Corp.	3.300%	1/11/23	570	592
1	Bank of America Corp.	3.593%	7/21/28	1,885	2,014
1	Bank of America Corp.	4.271%	7/23/29	1,265	1,428
6	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	3.316%	10/30/23	415	423
5	Bayer US Finance LLC	3.375%	10/8/24	770	796
	BB&T Corp.	3.200%	9/3/21	510	521
	BB&T Corp.	3.700%	6/5/25	770	830
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	13
5	Boston Gas Co.	3.001%	8/1/29	130	136
	Boston Scientific Corp.	4.000%	3/1/29	60	67
	Boston Scientific Corp.	4.550%	3/1/39	600	718
	Brandywine Operating Partnership LP	3.950%	11/15/27	890	942
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	1,190	1,215
5	Brooklyn Union Gas Co.	4.273%	3/15/48	965	1,160
	Capital One Financial Corp.	4.200%	10/29/25	1,400	1,495
	Cardinal Health Inc.	4.500%	11/15/44	380	370
5	Cargill Inc.	4.760%	11/23/45	340	439
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	960	1,175
8	Chubb INA Holdings Inc.	0.875%	6/15/27	1,130	1,303
8	Chubb INA Holdings Inc.	1.400%	6/15/31	525	627
	Cigna Corp.	4.375%	10/15/28	420	467
	Cimarex Energy Co.	4.375%	6/1/24	1,040	1,098
	Citigroup Inc.	2.700%	3/30/21	345	348
	Citigroup Inc.	4.600%	3/9/26	535	589
1	Citigroup Inc.	3.520%	10/27/28	1,575	1,668
	Cleco Corporate Holdings LLC	3.743%	5/1/26	1,000	1,034
	Comcast Corp.	3.950%	10/15/25	250	274
	Comcast Corp.	6.500%	11/15/35	885	1,249
	Comcast Corp.	4.600%	10/15/38	255	309

20

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	4.000%	3/1/48	40	45
	Comcast Corp.	3.999%	11/1/49	120	135
	Comcast Corp.	4.049%	11/1/52	20	23
	CommonSpirit Health	4.200%	8/1/23	770	818
	CommonSpirit Health	3.347%	10/1/29	355	365
	CommonSpirit Health	4.187%	10/1/49	320	342
	Commonwealth Edison Co.	3.650%	6/15/46	35	39
	Commonwealth Edison Co.	4.000%	3/1/48	245	287
	Conagra Brands Inc.	4.600%	11/1/25	200	221
	Conagra Brands Inc.	5.300%	11/1/38	600	699
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	106
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	358
5	Cox Communications Inc.	4.600%	8/15/47	800	887
	Crown Castle International Corp.	3.800%	2/15/28	905	964
	CSX Corp.	4.300%	3/1/48	365	422
	CVS Health Corp.	4.100%	3/25/25	1,185	1,268
	CVS Health Corp.	2.875%	6/1/26	1,455	1,464
	Dignity Health	3.812%	11/1/24	594	640
	Dignity Health	4.500%	11/1/42	166	182
	Discover Bank	4.200%	8/8/23	575	618
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	660	800
	Dominion Energy Inc.	2.715%	8/15/21	140	141
	Dominion Energy South Carolina Inc.	4.250%	8/15/28	650	757
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	215
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	113	145
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	300	400
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	230	287
	Duke Energy Progress LLC	4.100%	3/15/43	707	818
	Energy Transfer Partners LP	4.900%	3/15/35	1,075	1,132
	Enterprise Products Operating LLC	3.900%	2/15/24	535	573
	EQM Midstream Partners LP	4.750%	7/15/23	1,010	1,016
5	ERAC USA Finance LLC	4.500%	2/15/45	640	728
	Exxon Mobil Corp.	2.275%	8/16/26	1,075	1,088
8	Fidelity National Information Services Inc.	1.500%	5/21/27	1,820	2,182
8	Fidelity National Information Services Inc.	2.000%	5/21/30	710	887
	FirstEnergy Corp.	3.900%	7/15/27	675	724
	Fiserv Inc.	3.200%	7/1/26	355	372
	Florida Power & Light Co.	3.700%	12/1/47	275	311
	Ford Motor Credit Co. LLC	3.096%	5/4/23	1,275	1,261
5	Fox Corp.	4.030%	1/25/24	160	171
5	Fox Corp.	5.576%	1/25/49	275	358
	General Motors Co.	4.200%	10/1/27	475	489
	General Motors Financial Co. Inc.	3.450%	4/10/22	1,310	1,336
	Georgia Power Co.	4.300%	3/15/42	860	976
	Goldman Sachs Group Inc.	2.625%	4/25/21	575	579
1	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,423
1	Goldman Sachs Group Inc.	3.814%	4/23/29	335	360
1	Goldman Sachs Group Inc.	4.223%	5/1/29	600	665
	HCA Inc.	5.250%	6/15/49	200	224
	HCP Inc.	4.000%	6/1/25	850	908
	Hess Corp.	7.300%	8/15/31	555	691
	Humana Inc.	2.900%	12/15/22	590	601
	International Business Machines Corp.	3.300%	5/15/26	550	584
	International Paper Co.	4.350%	8/15/48	500	527
	John Deere Capital Corp.	3.450%	3/13/25	985	1,051

21

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
8	JPMorgan Chase & Co.	3.875%	9/23/20	1,300	1,492
1	JPMorgan Chase & Co.	3.782%	2/1/28	1,525	1,659
1	JPMorgan Chase & Co.	3.964%	11/15/48	975	1,125
	Kaiser Foundation Hospitals	4.875%	4/1/42	45	59
5	KeySpan Gas East Corp.	2.742%	8/15/26	400	408
	Kraft Heinz Foods Co.	4.375%	6/1/46	895	857
	Lockheed Martin Corp.	4.700%	5/15/46	253	327
	Lockheed Martin Corp.	4.090%	9/15/52	97	117
	Lowe’s Cos. Inc.	4.550%	4/5/49	475	556
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	660	758
8	Medtronic Global Holdings SCA	1.125%	3/7/27	1,595	1,873
8	Medtronic Global Holdings SCA	1.625%	3/7/31	835	1,029
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	186
	Merck & Co. Inc.	3.400%	3/7/29	545	600
	Merck & Co. Inc.	4.000%	3/7/49	360	434
	Mercy Health	3.555%	8/1/27	410	442
	Mercy Health	4.302%	7/1/28	370	422
5	Metropolitan Life Global Funding I	3.000%	9/19/27	775	814
	Microsoft Corp.	3.700%	8/8/46	1,125	1,325
	MidAmerican Energy Co.	4.250%	5/1/46	10	12
	Molson Coors Brewing Co.	3.000%	7/15/26	700	709
7	Molson Coors International LP	2.840%	7/15/23	1,875	1,420
	Morgan Stanley	2.750%	5/19/22	1,375	1,398
	Morgan Stanley	3.125%	7/27/26	1,850	1,920
1	Morgan Stanley	3.772%	1/24/29	1,045	1,131
	MPLX LP	4.125%	3/1/27	875	920
	MPLX LP	4.000%	3/15/28	220	230
	National Retail Properties Inc.	3.900%	6/15/24	805	853
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	400	414
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	100	105
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	155	166
	Noble Energy Inc.	3.850%	1/15/28	625	651
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	259
	Oglethorpe Power Corp.	5.250%	9/1/50	200	260
	Oracle Corp.	3.400%	7/8/24	575	609
	Oracle Corp.	4.000%	11/15/47	220	253
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.375%	2/1/22	145	148
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	1,405	1,491
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	595	632
	Philip Morris International Inc.	2.500%	11/2/22	575	582
8	Philip Morris International Inc.	2.875%	3/3/26	425	544
8	Philip Morris International Inc.	0.125%	8/3/26	900	976
	Phillips 66 Partners LP	3.750%	3/1/28	500	521
	PNC Bank NA	3.250%	1/22/28	910	977
1	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	264
	Santander Holdings USA Inc.	3.700%	3/28/22	2,400	2,462
5	SBA Tower Trust	2.877%	7/9/21	805	811
5	SBA Tower Trust	3.448%	3/15/23	675	694
	Sempra Energy	3.250%	6/15/27	500	516
	Sierra Pacific Power Co.	2.600%	5/1/26	149	150
	Southern California Edison Co.	3.700%	8/1/25	30	32

22

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern California Edison Co.	4.125%	3/1/48	550	616
1,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	805	853
	SSM Health Care Corp.	3.823%	6/1/27	320	352
	Starbucks Corp.	4.500%	11/15/48	320	375
	SunTrust Bank	3.300%	5/15/26	450	472
	Synchrony Bank	3.000%	6/15/22	450	458
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	860	1,080
	Union Pacific Corp.	3.700%	3/1/29	210	233
	Union Pacific Corp.	4.300%	3/1/49	130	154
1	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	68	71
8	United Technologies Corp.	1.150%	5/18/24	380	439
	United Technologies Corp.	3.950%	8/16/25	285	313
	United Technologies Corp.	4.450%	11/16/38	725	876
	UnitedHealth Group Inc.	3.850%	6/15/28	820	912
	UnitedHealth Group Inc.	4.625%	7/15/35	75	92
	UnitedHealth Group Inc.	4.200%	1/15/47	65	76
	Verizon Communications Inc.	3.500%	11/1/24	275	293
	Verizon Communications Inc.	4.522%	9/15/48	1,400	1,686
	Verizon Communications Inc.	4.672%	3/15/55	118	144
	Viacom Inc.	4.250%	9/1/23	800	853
5	Walt Disney Co.	6.200%	12/15/34	640	903
8	Wells Fargo & Co.	2.250%	9/3/20	2,500	2,817
7	Wells Fargo & Co.	2.975%	5/19/26	625	481
	Wells Fargo & Co.	4.300%	7/22/27	275	304
	Wells Fargo & Co.	4.750%	12/7/46	800	982
	Welltower Inc.	4.000%	6/1/25	275	295
					133,636
Total Corporate Bonds (Cost $216,785)					224,274
Sovereign Bonds (4.2%)
Australia (0.2%)
10	Commonwealth of Australia	2.250%	11/21/22	1,260	891
10	Commonwealth of Australia	2.750%	11/21/27	135	105
10	Commonwealth of Australia	2.250%	5/21/28	1,195	899
					1,895
Canada (0.4%)
7	Canada	2.750%	12/1/48	235	232
5,7	Canada Housing Trust No 1	2.350%	9/15/23	975	753
7	City of Toronto	3.200%	8/1/48	1,000	863
7	Province of Ontario	2.900%	6/2/28	1,910	1,555
11	Province of Ontario	0.250%	6/28/29	985	1,071
					4,474
Chile (0.1%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	695

China (0.3%)
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	1,025	1,039
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,135	2,154
					3,193

23

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
France (0.3%)
8	Aeroports de Paris	2.750%	6/5/28	2,200	2,980

Japan (1.2%)
12	Japan	0.100%	6/20/28	105,200	1,029
12	Japan	0.100%	12/20/28	879,000	8,589
12	Japan	0.100%	3/20/29	158,800	1,551
12	Japan	0.100%	6/20/29	40,250	393
					11,562
Panama (0.1%)
1,5	Empresa de Transmision Electrica SA	5.125%	5/2/49	470	545

Qatar (0.3%)
5	State of Qatar	2.375%	6/2/21	1,400	1,407
5	State of Qatar	3.875%	4/23/23	550	585
5	State of Qatar	4.000%	3/14/29	515	588
5	State of Qatar	5.103%	4/23/48	255	340
					2,920
Saudi Arabia (0.4%)
5	Kingdom of Saudi Arabia	2.875%	3/4/23	2,740	2,822
5	Saudi Arabian Oil Co.	2.875%	4/16/24	500	513
5	Saudi Arabian Oil Co.	3.500%	4/16/29	910	974
					4,309
Singapore (0.1%)
5	Temasek Financial I Ltd.	3.625%	8/1/28	510	573

Supranational (0.1%)
8	European Financial Stability Facility	1.375%	5/31/47	1,025	1,489

United Arab Emirates (0.1%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,235	1,337

United Kingdom (0.6%)
9	United Kingdom	1.500%	1/22/21	1,015	1,253
9	United Kingdom	0.500%	7/22/22	430	526
9	United Kingdom	0.750%	7/22/23	1,210	1,495
9	United Kingdom	1.250%	7/22/27	155	202
9	United Kingdom	3.500%	1/22/45	1,215	2,302
					5,778
Total Sovereign Bonds (Cost $40,254)					41,750
Taxable Municipal Bonds (0.9%)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	75	131
	California GO	7.550%	4/1/39	505	847
	California GO	7.350%	11/1/39	140	224
	California GO	7.625%	3/1/40	20	33
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	55	79
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	805	1,163

24

Global Wellington Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago IL Transit Authority	6.300%	12/1/21	55	58
	Connecticut GO	5.770%	3/15/25	275	325
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	757	1,062
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	94	138
	Illinois GO	5.100%	6/1/33	1,315	1,431
13	Kansas Development Finance Authority	5.371%	5/1/26	695	778
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	6.668%	11/15/39	170	255
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	125	209
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	665	850
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	1,275	1,285
	University of California Regents Medical Center Revenue	6.548%	5/15/48	190	298
Total Taxable Municipal Bonds (Cost $8,268)					9,166
Temporary Cash Investment (1.4%)

			Shares
Money Market Fund (1.4%)
14	Vanguard Market Liquidity Fund (Cost $14,159)	2.249%	141,574	14,159
Total Investments (100.0%) (Cost $945,201)				1,002,846

Amount ($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	47
Receivables for Investment Securities Sold	127
Receivables for Accrued Income	4,190
Receivables for Capital Shares Issued	1,046
Variation Margin Receivable—Futures Contracts	—
Unrealized Appreciation—Forward Currency Contracts	621
Other Assets	2,217
Total Other Assets	8,248
Liabilities
Payables for Investment Securities Purchased	(6,792)
Payables for Capital Shares Redeemed	(597)
Payables to Vanguard	(106)
Payables to Investment Advisor	(406)
Variation Margin Payable—Futures Contracts	(3)
Unrealized Depreciation—Forward Currency Contracts	(15)
Other Liabilities	(388)
Total Liabilities	(8,307)
Net Assets (100%)	1,002,787

25

Global Wellington Fund

At August 31, 2019, net assets consisted of:

Amount ($000)
Paid-in Capital	947,887
Total Distributable Earnings (Loss)	54,900
Net Assets	1,002,787

Investor Shares—Net Assets
Applicable to 8,238,639 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	176,360
Net Asset Value Per Share—Investor Shares	$21.41

Admiral Shares—Net Assets
Applicable to 30,877,285 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	826,427
Net Asset Value Per Share—Admiral Shares	$26.76

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2019.

4 Securities with a value of $363,000 have been segregated as initial margin for open futures contracts.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $59,071,000, representing 5.9% of net assets.

6 Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

7 Face amount denominated in Canadian dollars.

8 Face amount denominated in euro.

9 Face amount denominated in British pounds.

10 Face amount denominated in Australian dollars.

11 Face amount denominated in Swiss francs.

12 Face amount denominated in Japanese yen.

13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

26

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					Value and
					Unrealized
		Number of		Notional	Appreciation
		Long (Short	)	Amount	(Depreciation)
	Expiration	Contracts		($000)	($000)
Long Futures Contracts
Euro-Bobl	September 2019	91		13,625	202
Long Gilt	December 2019	20		3,268	18
Euro-Buxl	September 2019	13		3,205	392
10-Year U.S. Treasury Note	December 2019	4		527	—
					612

Short Futures Contracts
Euro-Schatz	September 2019	(66)	(8,167)	(31)
5-Year U.S. Treasury Note	December 2019	(30)	(3,599)	3
10-Year Canadian Government Bond	December 2019	(13)	(1,417)	(2)
Euro-Bund	September 2019	(5)	(984)	(13)
Ultra Long U.S. Treasury Bond	December 2019	(3)	(592)	(1)
				(44)
				568

27

Global Wellington Fund

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
J.P. Morgan Securities LLC	9/30/19	EUR	961	USD	1,068	—	(10)
Goldman Sachs International	9/30/19	EUR	653	USD	725	—	(5)
J.P. Morgan Securities LLC	9/30/19	USD	79,849	EUR	72,030	497	—
J.P. Morgan Securities LLC	9/30/19	USD	13,664	GBP	11,180	42	—
Bank of America, N.A.	9/30/19	USD	11,608	JPY	1,224,332	57	—
J.P. Morgan Securities LLC	9/30/19	USD	10,648	CAD	14,152	14	—
J.P. Morgan Securities LLC	9/30/19	USD	2,881	AUD	4,262	8	—
J.P. Morgan Securities LLC	9/30/19	USD	1,456	CHF	1,434	3	—
						621	(15)

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At August 31, 2019, the counterparties had deposited in segregated accounts securities with a value of $544,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellington Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends[1]	15,743
Interest[2]	8,156
Securities Lending—Net	109
Total Income	24,008
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,360
Performance Adjustment	58
The Vanguard Group—Note C
Management and Administrative—Investor Shares	456
Management and Administrative—Admiral Shares	1,395
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—Admiral Shares	46
Custodian Fees	20
Auditing Fees	38
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	3,416
Expenses Paid Indirectly	(19)
Net Expenses	3,397
Net Investment Income	20,611
Realized Net Gain (Loss)
Investment Securities Sold[2]	(13,367)
Futures Contracts	317
Forward Currency Contracts	7,238
Foreign Currencies	(78)
Realized Net Gain (Loss)	(5,890)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	48,104
Futures Contracts	471
Forward Currency Contracts	773
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	49,342
Net Increase (Decrease) in Net Assets Resulting from Operations	64,063

1 Dividends are net of foreign withholding taxes of $1,013,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $483,000, $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellington Fund

Statement of Changes in Net Assets

		October 18,
	Year Ended	2017[1] to
	August 31,	August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,611	16,103
Realized Net Gain (Loss)	(5,890)	(2,181)
Change in Unrealized Appreciation (Depreciation)	49,342	9,449
Net Increase (Decrease) in Net Assets Resulting from Operations	64,063	23,371
Distributions
Net Investment Income
Investor Shares	(3,484)	(2,453)
Admiral Shares	(16,028)	(8,954)
Realized Capital Gain[2]
Investor Shares	(303)	—
Admiral Shares	(1,312)	—
Total Distributions	(21,127)	(11,407)
Capital Share Transactions
Investor Shares	(2,831)	169,692
Admiral Shares	75,712	705,314
Net Increase (Decrease) from Capital Share Transactions	72,881	875,006
Total Increase (Decrease)	115,817	886,970
Net Assets
Beginning of Period	886,970	—
End of Period	1,002,787	886,970

1 Commencement of subscription period for the fund.

2 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellington Fund

Financial Highlights

Investor Shares

	Year	Oct. 18,
	Ended	2017[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$20.51	$20.00
Investment Operations
Net Investment Income[2]	.443	.392
Net Realized and Unrealized Gain (Loss) on Investments	.920	.379
Total from Investment Operations	1.363	.771
Distributions
Dividends from Net Investment Income	(.426)	(.261)
Distributions from Realized Capital Gains	(.037)	—
Total Distributions	(.463)	(.261)
Net Asset Value, End of Period	$21.41	$20.51

Total Return[3]	6.80%	3.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$176	$172
Ratio of Total Expenses to Average Net Assets	0.46%[4]	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.19%	2.32%[6]
Portfolio Turnover Rate	54%	44%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.01%.

5 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellington Fund

Financial Highlights

Admiral Shares

	Year	Oct. 18,
	Ended	2017[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$25.65	$25.00
Investment Operations
Net Investment Income[2]	.583	.511
Net Realized and Unrealized Gain (Loss) on Investments	1.132	.480
Total from Investment Operations	1.715	.991
Distributions
Dividends from Net Investment Income	(.559)	(.341)
Distributions from Realized Capital Gains	(.046)	—
Total Distributions	(.605)	(.341)
Net Asset Value, End of Period	$26.76	$25.65

Total Return[3]	6.85%	3.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$826	$715
Ratio of Total Expenses to Average Net Assets	0.36%[4]	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.42%[6]
Portfolio Turnover Rate	54%	44%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of 0.01%.

5 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Global Wellington Fund

Notes to Financial Statements

Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

33

Global Wellington Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended August 31, 2019, the fund’s average investment in forward currency contracts represented 12% of net assets, based on the average of notional amounts at each quarter-end during the period.

34

Global Wellington Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

35

Global Wellington Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellington Composite Index, comprising the FTSE Developed Index and the Bloomberg Barclays Fixed Income Composite Index, since December 1, 2017. For the year ended August 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before an increase of $58,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $47,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $19,000 (an annual rate of 0.00% of average net assets).

36

Global Wellington Fund

E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	373,593	275,897	—
U.S. Government and Agency Obligations	—	42,391	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	21,616	—
Corporate Bonds	—	224,274	—
Sovereign Bonds	—	41,750	—
Taxable Municipal Bonds	—	9,166	—
Temporary Cash Investments	14,159	—	—
Futures Contracts—Assets[1]	—	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Forward Currency Contracts—Assets	—	621	—
Forward Currency Contracts—Liabilities	—	(15)	—
Total	387,749	615,700	—

1 Represents variation margin on the last day of the reporting period.

F.  At August 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	—	—	—
Unrealized Appreciation—Forward Currency Contracts	—	621	621
Total Assets	—	621	621

Variation Margin Payable—Futures Contracts	(3)	—	(3)
Unrealized Depreciation—Forward Currency Contracts	—	(15)	(15)
Total Liabilities	(3)	(15)	(18)

37

Global Wellington Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2019, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	317	—	317
Forward Currency Contracts	—	7,238	7,238
Realized Net Gain (Loss) on Derivatives	317	7,238	7,555

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	471	—	471
Forward Currency Contracts	—	773	773
Change in Unrealized Appreciation (Depreciation) on Derivatives	471	773	1,244

G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts; and forward currency contracts and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,726
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(6,241)
Net Unrealized Gains (Losses)	57,415

*       Includes losses of $6,241,000 realized subsequent to October 31, 2018, which are deferred and will be treated as realized for tax purposes in the next fiscal year. The fund used capital loss carryforwards of $2,136,000 to offset taxable capital gains realized during the year ended August 31, 2019, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

38

Global Wellington Fund

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	945,402
Gross Unrealized Appreciation	97,438
Gross Unrealized Depreciation	(39,995)
Net Unrealized Appreciation (Depreciation)	57,443

H.  During the year ended August 31, 2019, the fund purchased $466,460,000 of investment securities and sold $376,626,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $108,773,000 and $100,679,000, respectively.

I.  Capital share transactions for each class of shares were:

	Year Ended		October 18, 2017[1] to
	August 31, 2019		August 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	57,984	2,861	300,032	14,826
Issued in Lieu of Cash Distributions	3,350	166	2,158	107
Redeemed	(64,165)	(3,183)	(132,498)	(6,538)
Net Increase (Decrease)—Investor Shares	(2,831)	(156)	169,692	8,395
Admiral Shares
Issued	372,819	14,761	965,403	38,145
Issued in Lieu of Cash Distributions	14,816	586	7,432	294
Redeemed	(311,923)	(12,339)	(267,521)	(10,570)
Net Increase (Decrease)—Admiral Shares	75,712	3,008	705,314	27,869

1 Commencement of subscription period for the fund.

J.  Management has determined that no other events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets, including the related notes, and the financial highlights for the period from October 18, 2017 (commencement of subscription period) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period from October 18, 2017 (commencement of subscription period) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

40

Special 2019 tax information (unaudited) for Vanguard Global Wellington Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,615,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $13,577,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 30.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $10,012,000 and foreign taxes paid of $758,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

41

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellington Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellington Fund or the owners of the Global Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellington Fund. Investors acquire the Global Wellington Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellington Fund. The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellington Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellington Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellington Fund.

42

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1     Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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Institutional Investor Services > 800-523-1036

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q15670 102019

Annual Report | August 31, 2019 Vanguard Global Wellesley® Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	12

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     For the 12 months ended August 31, 2019, Vanguard Global Wellesley Income Fund returned 5.50% for Investor Shares and 5.60% for Admiral Shares. Its composite benchmark index returned 7.00%.

•     Investors had a lot to contend with during the year: decelerating global growth, trade disputes, heightened international tensions with Iran, and ongoing uncertainty about Brexit.

•     The fund’s stock portfolio underperformed its benchmark equity index. Its results were subpar in six of the 11 industry sectors, with selection weakest in consumer staples and utilities.

•     The fixed income portfolio outperformed its benchmark, thanks in part to security selection in investment-grade bonds, particularly in industrials.

•     During the period, the fund entered into forward currency contracts to protect the value of its securities, and the related receivables and payments, against changes in future foreign exchange rates. The use of these contracts helped performance.

Market Barometer

	Average Annual Total Returns Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

Advisor’s Report

Vanguard Global Wellesley Income Fund returned 5.50% for Investor Shares and 5.60% for Admiral Shares for the 12 months ended August 31, 2019. The fund’s composite benchmark returned 7.00%. It is weighted 65% Bloomberg Barclays Fixed Income Composite Index—made up of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).

The investment environment

For the period, the Standard & Poor’s 500 Index returned 2.92%, the MSCI World Index returned 0.84%, and the MSCI EAFE Index returned –3.26%. The U.S. fixed income market advanced with the Bloomberg Barclays U.S. Aggregate Bond Index returning 10.17%. The higher-quality Bloomberg Barclays U.S. Credit A or Better Index returned 12.13%. Non-U.S. bonds returned 11.07%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index. The yield on the 10-year U.S. Treasury note started the 12 months at 2.86% and finished at 1.50%.

As we moved further into 2019, global equities rose despite sluggish global growth and geopolitical events dominating news headlines. Trade tensions between China and the United States escalated in May but eased at the end of the second quarter of 2019 after the two countries agreed at the G20 summit to resume trade negotiations.

In Europe, Brexit continues to be a major concern. The U.K. avoided, at least temporarily, an abrupt no-deal departure from the European Union (E.U.) after E.U. leaders granted it a flexible extension through the end of October. U.K. prime minister Theresa May announced that she would resign as the leader of Britain’s Conservative Party after failing to secure a Brexit deal. On the monetary front, dovish central bank rhetoric and policy bolstered global markets. Amid concerns about the downside risks associated with slowing global growth and trade disputes, the U.S. Federal Reserve signaled it was open to rate cuts. The European Central Bank (ECB) hinted that it may lower rates if the outlook for growth and inflation fails to improve.

On the fixed income side, absolute returns across most major fixed income spread sectors were positive for the 12-month period, driven by a decrease in government bond yields. The decline in global sovereign yields accelerated in the later part of the period amid prospects of deteriorating growth and dovish central bank policies. Geopolitical uncertainty remained elevated and global economic momentum slowed.

Monetary policy in the United States continued along a hawkish path for the first half of the period; the Fed hiked rates twice in the second half of 2018 and indicated that more rate increases would follow. In early 2019, however, Fed policy pivoted in response to tepid economic data, trade policy uncertainty, and stubbornly low inflation. As concerns rose about growth in the United States, the Fed cut rates for

3

the first time since 2008. Credit spreads remained generally stable in the earlier part of the period but widened significantly in the fourth quarter of 2018, fueled by concerns of an economic downturn. Credit spreads rebounded following the Fed pivot in early 2019, reversing much of the underperformance seen in late 2018.

Perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied against most other currencies, while emerging markets currencies declined. The euro and British pound also weakened on domestic political uncertainty and divergence from the United States regarding monetary policy.

The fund’s shortfalls

The fund’s equity portfolio underperformed its benchmark, the FTSE Developed High Dividend Yield Index (net of tax). Weak stock selection in consumer staples and utilities weighed on performance. An underweight to consumer staples and an overweight to energy also detracted. Top relative detractors included Kraft Heinz Foods (consumer products; U.S.), Nestlé (consumer products; Switzerland), and China Longyuan Power (wind power producer; China).

On the fixed income side, an overweight to and security selection within utilities, particularly electric, detracted. Within securitized sectors, security selection within 30-year mortgage-backed securities pass-throughs hindered performance. A modest out-of-benchmark allocation to Treasury inflation-protected securities (TIPS) also detracted, as did lack of exposure to select developed markets treasuries. Duration and yield curve positioning detracted from performance as rates fell.

The fund’s successes

In the equity portfolio, strong stock selection within energy, health care, and information technology could not offset the effects of weak selection in other sectors. An over-weighted allocation to information technology and an underweight to materials also contributed. Top relative contributors included KLA (semiconductors; U.S.), AstraZeneca (pharmaceuticals; U.K.), and Koninklijke Philips (medical equipment; Netherlands).

In the fixed income portfolio, security selection within corporate credit, specifically industrial sectors (consumer noncyclicals, technology, capital goods) and financials (banking) contributed the most to relative outperformance. The fund’s positioning within supranationals and local authority also aided relative performance, as did its overall positioning within securitized sectors, particularly an allocation to collateralized mortgage obligations (CMOs).

The fund’s positioning

With a more dovish-leaning Fed, we have positioned the fixed income portfolio with a slight duration overweight relative to the benchmark. We are positioned with a cautious view of risk assets and have been reducing exposure to corporate bonds, with a bias toward holding higher-quality and lower-volatility issues.

4

Credit remains the main investment focus of the portfolio. We are underweight credit risk globally, but overweight in the United States, and we favor higher-quality and less cyclical sectors. We expect our significant U.S. position to benefit from global central bank policy and the global search for yield. Against this overweight to U.S. corporate credit, we are underweight U.K. credit risk given concerns around Brexit. Because of our concerns about the effects of a strong U.S. dollar, global liquidity withdrawal, and trade risks, we are also underweight euro-area credit risk and emerging markets credit risk.

On an industry basis, we favor U.S. financials. The fixed income portfolio is currently overweight banks, but we have gradually reduced European banking exposure because of profitability concerns in the region’s increased political risk and lower-rate environment. The fixed income portfolio is also overweight utilities because of attractive valuations and the likelihood that the sector will outperform when the cycle turns. We are also overweight the securitized sectors, such as asset-backed securities and commercial mortgage-backed securities, which offer attractive value and diversification relative to corporates. We have increased our mortgage positioning to an overweight as valuations have improved and the sector offers good downside protection. Within that, we remain underweight agency pass-throughs as we expect some interest rate volatility to continue. Instead, we favor CMOs, which have more stable cash flows. We believe recovery in energy prices will support headline inflation and are positioned with long inflation breakevens via an allocation to TIPS.

We maintain a modestly pro-cyclical risk posture. U.S. economic growth is slowing, but the risk of recession this year is low. The consumer remains resilient, while manufacturing has retrenched. As the market realigns to slower global growth, we expect tail risk from the shift in global central bank policies to decline.

On the equity side, geopolitical risk remains elevated and trade rhetoric has escalated beyond expectations in recent months, making the potential for the economic impact larger than we anticipated. Looking at the longer-term picture, however, we believe the United States and China will come to an agreement prior to the 2020 U.S. presidential election, as there is ample room for concessions by both governments. In addition, global GDP appears to be slowing, but corporate results continue to exceed expectations and central banks remain accommodative. Our focus on investing in high-quality companies with strong dividend yields should provide some protection in this environment, which we believe could persist as we go further into 2019.

We made several changes to the equity portfolio’s overall positioning during the period. Most notably, we moved from an overweight to an underweight allocation in financials. We also decreased our exposure to information technology. These investment

5

decisions mostly stem from bottom-up risk/return considerations at the individual stock level.

By region, the equity portfolio’s largest allocations, in absolute terms, are to North America and Europe; the latter is the portfolio’s largest relative overweight. Within Europe, we are most overweight euro zone countries, including the Netherlands, France, and Portugal. We are underweight Japan and the rest of the developed Pacific Basin. In most cases, the allocation is a function of large global companies’ corporate domiciles, rather than a reflection of our views of local economies.

At the end of the period, the equity portfolio was most overweighted in communication services, utilities, and consumer discretionary—all sectors where we have found attractively valued companies that present good absolute upside as well as reasonable downside protection through an economic cycle. Our biggest under-weights were in consumer staples, materials, and financials. We initiated new positions in AXA, ABN AMRO Bank, Vinci, the Bank of Nova Scotia, and Pfizer; we eliminated holdings in Roche, Royal Dutch Shell, JPMorgan Chase, Chevron, and Qualcomm.

Respectfully,

Loren L. Moran, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Andre J. Desautels, CFA

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company LLP

September 23, 2019

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellesley Income Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,055.95	$2.18
Admiral™ Shares	1,000.00	1,056.27	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$2.14
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.42% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Global Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 2, 2017, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/2/2017)	Investment
Global Wellesley Income Fund Investor Shares	5.50%	3.47%	$10,643
Global Wellesley Income Composite Index	7.00	4.10	10,762
Bloomberg Barclays Global Aggregate Bond Index	7.77	4.08	10,758
FTSE Developed Net Tax Index	0.14	4.42	10,822

Global Wellesley Income Composite Index: Weighted 65% Bloomberg Barclays Fixed Income Composite Index (composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Global Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
		Since	Final Value
	One	Inception	of a $50,000
	Year	(11/2/2017)	Investment
Global Wellesley Income Fund Admiral Shares	5.60%	3.56%	$53,305
Global Wellesley Income Composite Index	7.00	4.10	53,808
Bloomberg Barclays Global Aggregate Bond Index	7.77	4.08	53,788
FTSE Developed Net Tax Index	0.14	4.42	54,110

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

10

Global Wellesley Income Fund

Sector Diversification

As of August 31, 2019

Equity Exposure
Communication Services	14.3%
Consumer Discretionary	7.4
Consumer Staples	6.8
Energy	9.5
Financials	22.0
Health Care	12.6
Industrials	7.4
Information Technology	6.6
Materials	1.4
Real Estate	3.2
Utilities	8.8

The table reflects the fund’s equity exposure, based on its investments in stocks. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed/Commercial Mortgage-Backed	9.9%
Finance	23.3
Foreign	12.6
Government Mortgage-Backed	5.3
Industrial	38.1
Treasury/Agency	2.0
Utilities	5.9
Other	2.9

The table reflects the fund’s fixed income exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

Global Wellesley Income Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.1%)
United States (6.1%)
1,2	Fannie Mae Pool	3.000%	12/1/47	1,494	1,523
1,2	Fannie Mae Pool	4.000%	11/1/48	1,148	1,195
1,2,3	Fannie Mae Pool	3.500%	9/1/49	3,080	3,165
1,2	Fannie Mae REMICS	2.000%	9/25/40	176	175
1,2	Fannie Mae REMICS	3.500%	6/25/44–6/25/59	2,287	2,439
1,2	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	1,115	1,128
1,2	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,662	2,719
1,2	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	4,849	5,027
1,2	Freddie Mac Gold Pool	4.000%	10/1/48–12/1/48	1,135	1,178
1,2	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,606	1,717
1,2	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	568	584
1,2	Freddie Mac REMICS	1.750%	9/15/42	1,481	1,459
1	Government National Mortgage Assn.	2.750%	9/20/44	303	310
1,3	UMBS TBA	3.000%	9/1/34	20	20
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	1,450	1,582
4	United States Treasury Note/Bond	1.500%	10/31/19	365	365
	United States Treasury Note/Bond	2.375%	5/15/29	245	264
	United States Treasury Note/Bond	3.000%	8/15/48	395	485
	United States Treasury Note/Bond	3.000%	2/15/49	270	333
	United States Treasury Note/Bond	2.875%	5/15/49	1,145	1,380
	United States Treasury Strip Principal	0.000%	5/15/47	585	335
	United States Treasury Strip Principal	0.000%	8/15/47	1,450	825
Total U.S. Government and Agency Obligations (Cost $27,121)					28,208
Asset-Backed/Commercial Mortgage-Backed Securities (4.2%)
Bermuda (0.1%)
1,5	START Ireland	4.089%	3/15/44	243	249

Canada (0.3%)
5,6	Ford Auto Securitization Trust	2.354%	6/15/23	1,820	1,365

Cayman Islands (1.5%)
1,5,7	Atlas Senior Loan Fund V Ltd., 3M USD LIBOR + 1.260%	3.582%	7/16/29	900	898
1,5,7	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	3.528%	1/20/29	435	435
1,5,7	KKR CLO 17 Ltd., 3M USD LIBOR + 1.340%	3.643%	4/15/29	875	874
1,5,7	Madison Park Funding XVIII Ltd., 3M USD LIBOR + 1.190%	3.468%	10/21/30	875	873
1,5,7	Madison Park Funding XXX Ltd., 3M USD LIBOR + 0.750%	3.053%	4/15/29	1,570	1,553

12

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,5,7	Magnetite VII Ltd., 3M USD LIBOR + 0.800%	3.103%	1/15/28	1,510	1,499
1,5,7	Race Point IX CLO Ltd., 3M USD LIBOR + 1.210%	3.513%	10/15/30	870	869
					7,001
Spain (0.2%)
8	Bankia SA	4.125%	3/24/36	550	979

United States (2.1%)
1,5	Angel Oak Mortgage Trust I LLC 2018-3	3.649%	9/25/48	560	566
1,5	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	167	167
1,5,7	Bristol Park CLO Ltd., 3M USD LIBOR + 1.420%	3.723%	4/15/29	815	816
1,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	247	252
1,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	356	355
1,5	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	723	735
1,5	Chrysler Capital Auto Receivables Trust 2016-A	3.250%	6/15/22	295	295
1,5	COLT 2018-1 Mortgage Loan Trust	2.930%	2/25/48	122	123
1,5	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	172	173
1,5	DB Master Finance LLC	3.787%	5/20/49	130	135
1,5	DB Master Finance LLC	4.021%	5/20/49	115	120
1,5	Deephaven Residential Mortgage Trust 2018-1	2.976%	12/25/57	217	217
1,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	581	584
1,5	First Investors Auto Owner Trust 2016-1	3.410%	4/18/22	662	663
1,5	First Investors Auto Owner Trust 2017-3	2.000%	3/15/22	67	67
1,5	First Investors Auto Owner Trust 2017-3	2.410%	12/15/22	140	140
1,5	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	255	256
1,5	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	183	185
1,5	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	25	25
1,5	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	205	205
1,5	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	254	254
1	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	252	262
1	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	259	270
1	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	404	423
1,5	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	103	103
1,5	SoFi Consumer Loan Program 2019-3 Trust	2.900%	5/25/28	1,237	1,245
1,5	Towd Point Mortgage Trust 2018-1	3.000%	1/25/58	282	286
1,5	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	325	338
1,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	140	143
1,5	Verus Securitization Trust 2019-2	3.211%	4/25/59	329	333
1,5	Westlake Automobile Receivables Trust	2.980%	1/18/22	446	447
					10,183
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,596)					19,777

13

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (40.6%)
Australia (0.7%)
1,5	Macquarie Group Ltd.	4.150%	3/27/24	1,125	1,188
1,5	National Australia Bank Ltd.	3.933%	8/2/34	850	880
5	WEA Finance LLC	4.125%	9/20/28	610	672
5	WEA Finance LLC	4.625%	9/20/48	225	272
					3,012
Belgium (0.1%)
9	Anheuser-Busch InBev SA/NV	1.750%	3/7/25	325	406

Canada (1.5%)
	Bank of Nova Scotia	2.700%	8/3/26	990	1,015
6	Bell Canada Inc.	3.350%	3/22/23	950	739
7	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	3.130%	6/16/22	700	705
	Emera US Finance LP	2.700%	6/15/21	475	478
	Fortis Inc.	3.055%	10/4/26	625	638
	Nutrien Ltd.	4.125%	3/15/35	750	788
6	Royal Bank of Canada	2.949%	5/1/23	1,825	1,416
6	Toronto-Dominion Bank	1.680%	6/8/21	900	675
	TransCanada PipeLines Ltd.	4.875%	1/15/26	475	534
					6,988
China (0.4%)
	Alibaba Group Holding Ltd.	3.400%	12/6/27	690	723
5	Tencent Holdings Ltd.	3.595%	1/19/28	690	725
5	Tencent Holdings Ltd.	3.975%	4/11/29	405	439
					1,887
France (2.8%)
1,8	AXA SA	5.125%	7/4/43	750	973
8	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	1,100	1,298
8	BNP Paribas SA	1.500%	11/17/25	800	949
8	BPCE SA	1.125%	1/18/23	900	1,028
5	BPCE SA	5.700%	10/22/23	400	442
8	BPCE SA	2.875%	4/22/26	1,300	1,660
5	BPCE SA	3.250%	1/11/28	500	525
8	Credit Agricole SA	1.000%	9/16/24	1,300	1,515
5	Danone SA	2.947%	11/2/26	285	295
8	Orange SA	1.000%	5/12/25	1,200	1,395
8	Orange SA	2.000%	1/15/29	300	382
8	RCI Banque SA	0.750%	9/26/22	625	701
8	RCI Banque SA	1.375%	3/8/24	575	662
8	Societe Generale SA	1.000%	4/1/22	600	679
8	Veolia Environnement SA	1.590%	1/10/28	400	493
					12,997
Germany (2.9%)
5	Bayer US Finance II LLC	4.250%	12/15/25	1,410	1,516
8	Daimler AG	0.875%	1/12/21	3,100	3,457
9	Deutsche Telekom AG	3.125%	2/6/34	675	918
9	E.ON International Finance BV	5.875%	10/30/37	200	367
8	E.ON SE	0.375%	8/23/21	1,775	1,971
8	E.ON SE	1.625%	5/22/29	250	309
9	innogy Finance BV	4.750%	1/31/34	500	794
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	817

14

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	Volkswagen Leasing GmbH	0.250%	10/5/20	1,600	1,765
8	Volkswagen Leasing GmbH	2.625%	1/15/24	525	633
8	Volkswagen Leasing GmbH	1.375%	1/20/25	800	916
					13,463
Hong Kong (0.2%)
5	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	987

Japan (0.3%)
10	Toyota Finance Australia Ltd.	2.500%	12/7/20	2,075	1,419

Mexico (0.4%)
	America Movil SAB de CV	3.625%	4/22/29	250	271
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	650	692
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	1,090	1,023
					1,986
Netherlands (0.4%)
8	ABN AMRO Bank NV	2.500%	11/29/23	1,025	1,260
9	Cooperatieve Rabobank UA	4.625%	5/23/29	200	290
	Shell International Finance BV	4.000%	5/10/46	425	499
					2,049
South Africa (0.3%)
8	Anglo American Capital plc	1.625%	3/11/26	1,200	1,404

South Korea (0.0%)
5	SK Telecom Co. Ltd.	3.750%	4/16/23	200	210

Spain (2.2%)
8	Abertis Infraestructuras SA	3.000%	3/27/31	1,000	1,277
8	Banco de Sabadell SA	1.625%	3/7/24	1,200	1,392
8	CaixaBank SA	1.750%	10/24/23	1,700	1,970
8	Iberdrola International BV	2.875%	11/11/20	1,800	2,052
8	Telefonica Emisiones SAU	2.242%	5/27/22	800	938
8	Telefonica Emisiones SAU	1.460%	4/13/26	500	599
8	Telefonica Emisiones SAU	1.715%	1/12/28	700	854
	Telefonica Emisiones SAU	4.665%	3/6/38	845	928
					10,010
Sweden (0.5%)
8	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	675	768
8	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,475	1,645
					2,413
Switzerland (0.6%)
1,8	Credit Suisse Group AG	1.250%	7/17/25	600	692
8	Holcim Finance Luxembourg SA	2.250%	5/26/28	900	1,126
5	Roche Holdings Inc.	2.625%	5/15/26	850	875
1,5	UBS Group AG	3.126%	8/13/30	285	293
					2,986
United Kingdom (4.0%)
	AstraZeneca plc	4.000%	1/17/29	720	807
1	Barclays plc	3.932%	5/7/25	785	806
	BAT Capital Corp.	3.222%	8/15/24	675	693
	BAT Capital Corp.	3.557%	8/15/27	825	846
6	BP Capital Markets plc	3.470%	5/15/25	1,325	1,056

15

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	CPUK Finance Ltd.	3.588%	8/28/25	1,200	1,584
8	FCE Bank plc	0.869%	9/13/21	500	554
1,8	Heathrow Funding Ltd.	1.500%	2/11/32	875	1,036
1,9	HSBC Holdings plc	2.256%	11/13/26	1,850	2,287
7	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.124%	5/18/24	255	255
8	Imperial Brands Finance plc	2.250%	2/26/21	2,525	2,860
5	Imperial Brands Finance plc	4.250%	7/21/25	1,000	1,064
5	Sky plc	3.125%	11/26/22	825	846
	Trinity Acquisition plc	4.400%	3/15/26	888	971
8	Vodafone Group plc	2.200%	8/25/26	1,350	1,696
8	Vodafone Group plc	0.900%	11/24/26	850	983
					18,344
United States (23.3%)
	Alabama Power Co.	4.300%	7/15/48	275	334
	Allergan Funding SCS	3.800%	3/15/25	550	579
8	Altria Group Inc.	2.200%	6/15/27	385	466
	Amazon.com Inc.	4.800%	12/5/34	150	191
	Amazon.com Inc.	4.250%	8/22/57	275	352
8	American International Group Inc.	1.500%	6/8/23	875	1,014
	American International Group Inc.	4.250%	3/15/29	650	721
	American Tower Corp.	5.000%	2/15/24	200	222
	American Tower Corp.	4.400%	2/15/26	325	358
	American Tower Corp.	3.800%	8/15/29	325	350
	Amgen Inc.	4.663%	6/15/51	375	446
	Anadarko Finance Co.	7.500%	5/1/31	135	180
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	1,325	1,360
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	700	837
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	480	546
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	90	104
	Anthem Inc.	3.500%	8/15/24	325	341
	Anthem Inc.	4.101%	3/1/28	665	725
	Anthem Inc.	4.375%	12/1/47	290	325
	Apple Inc.	2.750%	1/13/25	645	671
8	AT&T Inc.	1.875%	12/4/20	2,425	2,723
	AT&T Inc.	3.600%	7/15/25	950	1,005
	AT&T Inc.	4.125%	2/17/26	700	762
	AT&T Inc.	4.900%	8/15/37	950	1,092
	Bank of America Corp.	3.300%	1/11/23	700	728
1	Bank of America Corp.	3.593%	7/21/28	1,550	1,656
1	Bank of America Corp.	4.271%	7/23/29	910	1,027
7	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	3.316%	10/30/23	505	514
5	Bayer US Finance LLC	3.375%	10/8/24	765	791
	BB&T Corp.	3.700%	6/5/25	805	868
5	Boston Gas Co.	3.001%	8/1/29	105	110
	Boston Scientific Corp.	4.000%	3/1/29	55	61
	Boston Scientific Corp.	4.550%	3/1/39	550	658
	Brandywine Operating Partnership LP	3.950%	11/15/27	800	847
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	850	868
5	Brooklyn Union Gas Co.	4.273%	3/15/48	760	914

16

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.200%	10/29/25	1,000	1,068
	Cardinal Health Inc.	4.500%	11/15/44	350	340
5	Cargill Inc.	4.760%	11/23/45	275	355
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	750	918
8	Chubb INA Holdings Inc.	0.875%	6/15/27	1,010	1,164
8	Chubb INA Holdings Inc.	1.400%	6/15/31	475	567
	Cigna Corp.	4.375%	10/15/28	435	484
	Cimarex Energy Co.	4.375%	6/1/24	859	907
1	Citigroup Inc.	3.520%	10/27/28	1,530	1,621
	Comcast Corp.	3.950%	10/15/25	255	279
	Comcast Corp.	6.500%	11/15/35	775	1,094
	Comcast Corp.	4.600%	10/15/38	265	321
	Comcast Corp.	4.000%	3/1/48	20	23
	Comcast Corp.	3.999%	11/1/49	60	67
	Comcast Corp.	4.049%	11/1/52	10	11
	CommonSpirit Health	4.200%	8/1/23	895	951
	CommonSpirit Health	3.347%	10/1/29	145	149
	CommonSpirit Health	4.187%	10/1/49	175	187
	Conagra Brands Inc.	4.600%	11/1/25	200	221
	Conagra Brands Inc.	5.300%	11/1/38	145	169
5	Cox Communications Inc.	4.600%	8/15/47	650	721
	Crown Castle International Corp.	3.800%	2/15/28	1,035	1,103
	CSX Corp.	4.300%	3/1/48	405	468
	CVS Health Corp.	4.100%	3/25/25	1,370	1,466
	CVS Health Corp.	2.875%	6/1/26	1,000	1,006
	Dignity Health	3.812%	11/1/24	659	710
	Dignity Health	4.500%	11/1/42	202	222
	Discover Bank	4.200%	8/8/23	700	752
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	625	758
	Dominion Energy Inc.	2.715%	8/15/21	125	126
	Dominion Energy South Carolina Inc.	4.250%	8/15/28	690	804
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	215
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	165
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	334
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	349
	Duke Energy Progress LLC	4.100%	3/15/43	725	839
	Duke Energy Progress LLC	4.200%	8/15/45	350	418
	Energy Transfer Partners LP	4.900%	3/15/35	975	1,026
	EQT Midstream Partners LP	4.750%	7/15/23	1,100	1,106
5	ERAC USA Finance LLC	4.500%	2/15/45	500	569
	Exxon Mobil Corp.	2.275%	8/16/26	865	875
8	Fidelity National Information Services Inc.	1.500%	5/21/27	1,405	1,684
8	Fidelity National Information Services Inc.	2.000%	5/21/30	645	806
	FirstEnergy Corp.	3.900%	7/15/27	825	885
	Fiserv Inc.	3.200%	7/1/26	320	335
	Ford Motor Credit Co. LLC	3.096%	5/4/23	1,150	1,137
5	Fox Corp.	4.030%	1/25/24	145	155
	General Motors Co.	4.200%	10/1/27	550	566
	General Motors Financial Co. Inc.	3.450%	4/10/22	1,535	1,566
	Georgia Power Co.	4.300%	3/15/42	940	1,067
1	Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,475
1	Goldman Sachs Group Inc.	3.814%	4/23/29	235	253
1	Goldman Sachs Group Inc.	4.223%	5/1/29	635	703

17

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HCA Inc.	5.250%	6/15/49	175	196
	HCP Inc.	4.000%	6/1/25	475	507
	Hess Corp.	7.300%	8/15/31	515	641
	International Business Machines Corp.	3.300%	5/15/26	500	531
	International Paper Co.	4.350%	8/15/48	475	500
	John Deere Capital Corp.	3.450%	3/13/25	830	886
8	JPMorgan Chase & Co.	3.875%	9/23/20	1,400	1,606
1	JPMorgan Chase & Co.	3.782%	2/1/28	1,200	1,305
1	JPMorgan Chase & Co.	3.964%	11/15/48	850	981
	Kaiser Foundation Hospitals	4.875%	4/1/42	55	72
5	KeySpan Gas East Corp.	2.742%	8/15/26	500	510
	Kraft Heinz Foods Co.	4.375%	6/1/46	795	761
	Lockheed Martin Corp.	4.090%	9/15/52	118	142
	Lowe’s Cos. Inc.	4.550%	4/5/49	390	456
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	605	695
8	Medtronic Global Holdings SCA	1.125%	3/7/27	1,275	1,497
8	Medtronic Global Holdings SCA	1.625%	3/7/31	760	936
	Merck & Co. Inc.	3.400%	3/7/29	500	550
	Merck & Co. Inc.	4.000%	3/7/49	330	398
	Mercy Health	3.555%	8/1/27	535	577
5	Metropolitan Life Global Funding I	3.000%	9/19/27	700	735
	Microsoft Corp.	3.700%	8/8/46	650	766
	Molson Coors Brewing Co.	3.000%	7/15/26	425	430
6	Molson Coors International LP	2.840%	7/15/23	1,825	1,382
	Morgan Stanley	2.750%	5/19/22	700	712
	Morgan Stanley	3.125%	7/27/26	2,100	2,179
1	Morgan Stanley	3.772%	1/24/29	495	536
	MPLX LP	4.125%	3/1/27	805	846
	MPLX LP	4.000%	3/15/28	200	209
	National Retail Properties Inc.	3.900%	6/15/24	400	424
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	90	94
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	140	150
	Noble Energy Inc.	3.850%	1/15/28	575	599
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	315
	Oglethorpe Power Corp.	4.550%	6/1/44	20	22
	Oglethorpe Power Corp.	4.250%	4/1/46	81	87
	Oglethorpe Power Corp.	5.250%	9/1/50	250	325
	Oracle Corp.	3.400%	7/8/24	425	450
	Oracle Corp.	4.000%	11/15/47	265	305
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	1,125	1,194
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	415	441
	Philip Morris International Inc.	2.500%	11/2/22	700	708
8	Philip Morris International Inc.	2.875%	3/3/26	500	640
8	Philip Morris International Inc.	0.125%	8/3/26	590	640
	Phillips 66 Partners LP	3.750%	3/1/28	400	417
	PNC Bank NA	3.250%	1/22/28	990	1,063
1	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	287
	Santander Holdings USA Inc.	3.700%	3/28/22	1,700	1,744
5	SBA Tower Trust	2.877%	7/9/21	885	891
5	SBA Tower Trust	3.448%	3/15/23	755	777
	Sierra Pacific Power Co.	2.600%	5/1/26	180	181

18

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.700%	8/1/25	30	32
	Southern California Edison Co.	4.125%	3/1/48	475	532
1,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	1,100	1,166
	SSM Health Care Corp.	3.823%	6/1/27	380	418
	Starbucks Corp.	4.500%	11/15/48	335	393
	SunTrust Bank	3.300%	5/15/26	550	576
	Synchrony Bank	3.000%	6/15/22	550	559
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	635	797
	Union Pacific Corp.	3.700%	3/1/29	190	211
	Union Pacific Corp.	4.300%	3/1/49	120	143
1	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	72	77
8	United Technologies Corp.	1.150%	5/18/24	395	457
	United Technologies Corp.	3.950%	8/16/25	310	340
	United Technologies Corp.	4.450%	11/16/38	550	665
	UnitedHealth Group Inc.	3.850%	6/15/28	415	462
	UnitedHealth Group Inc.	4.625%	7/15/35	90	111
	Verizon Communications Inc.	4.522%	9/15/48	1,250	1,505
	Verizon Communications Inc.	4.672%	3/15/55	144	176
5	Walt Disney Co.	6.200%	12/15/34	650	918
8	Wells Fargo & Co.	2.250%	9/3/20	2,625	2,958
6	Wells Fargo & Co.	2.975%	5/19/26	600	462
	Wells Fargo & Co.	4.300%	7/22/27	325	360
	Wells Fargo & Co.	4.750%	12/7/46	700	859
	Welltower Inc.	4.000%	6/1/25	325	349
					108,128
Total Corporate Bonds (Cost $182,369)					188,689
Sovereign Bonds (7.6%)
Australia (0.3%)
10	Commonwealth of Australia	2.250%	11/21/22	1,185	838
10	Commonwealth of Australia	2.750%	11/21/27	160	124
10	Commonwealth of Australia	2.250%	5/21/28	870	655
					1,617
Canada (1.0%)
6	Canada	2.750%	12/1/48	65	64
5,6	Canada Housing Trust No. 1	2.350%	9/15/23	1,110	858
6	City of Toronto	3.200%	8/1/48	1,000	863
6	Province of Ontario	2.900%	6/2/28	1,815	1,477
11	Province of Ontario	0.250%	6/28/29	1,075	1,169
					4,431
Chile (0.2%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	855

China (0.5%)
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	1,225	1,242
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	1,110	1,120
					2,362

19

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
France (0.5%)
8	Aeroports de Paris	2.750%	6/5/28	1,800	2,438

Japan (2.1%)
12	Japan	0.100%	6/20/28	71,100	695
12	Japan	0.100%	12/20/28	849,850	8,305
12	Japan	0.100%	3/20/29	42,600	416
12	Japan	0.100%	6/20/29	12,000	117
					9,533
Panama (0.1%)
1,5	Empresa de Transmision Electrica SA	5.125%	5/2/49	415	481

Qatar (0.4%)
5	State of Qatar	3.875%	4/23/23	785	835
5	State of Qatar	4.000%	3/14/29	595	679
5	State of Qatar	5.103%	4/23/48	285	380
					1,894
Saudi Arabia (0.7%)
5	Kingdom of Saudi Arabia	2.875%	3/4/23	2,280	2,348
5	Saudi Arabian Oil Co.	3.500%	4/16/29	785	840
					3,188
Singapore (0.1%)
5	Temasek Financial I Ltd.	3.625%	8/1/28	530	596

Supranational (0.3%)
8	European Financial Stability Facility	1.375%	5/31/47	900	1,307

United Arab Emirates (0.3%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,435	1,554

United Kingdom (1.1%)
9	United Kingdom	1.500%	1/22/21	955	1,179
9	United Kingdom	0.500%	7/22/22	775	947
9	United Kingdom	1.250%	7/22/27	445	580
9	United Kingdom	3.500%	1/22/45	1,200	2,274
					4,980
Total Sovereign Bonds (Cost $33,775)					35,236
Taxable Municipal Bonds (1.8%)
	California GO	7.550%	4/1/39	560	939
	California GO	7.625%	3/1/40	25	42
	Chicago IL Transit Authority	6.300%	12/1/21	65	68
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	40	58
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	645	932
	Connecticut GO	5.770%	3/15/25	250	295
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	665	933
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	100	147
	Illinois GO	5.100%	6/1/33	865	941
13	Kansas Development Finance Authority	5.371%	5/1/26	860	962

20

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	6.668%	11/15/39	155	232
North Texas Tollway Authority System Revenue	6.718%	1/1/49	75	126
Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	555	710
South Carolina Public Service Authority Revenue	2.388%	12/1/23	1,425	1,436
University of California Regents Medical Center Revenue	6.548%	5/15/48	225	353
Total Taxable Municipal Bonds (Cost $7,400)				8,174

Shares
Common Stocks (37.2%)
Canada (3.5%)
TC Energy Corp.	100,435	5,146
Bank of Nova Scotia	88,588	4,711
Royal Bank of Canada	43,073	3,222
Enbridge Inc.	92,038	3,078
16,157
China (1.3%)
Guangdong Investment Ltd.	1,074,000	2,261
ENN Energy Holdings Ltd.	167,300	1,906
5	China Tower Corp. Ltd.	7,000,000	1,594
5,761
France (3.1%)
TOTAL SA	98,927	4,941
Vinci SA	44,445	4,856
AXA SA	206,414	4,733
14,530
Germany (1.3%)
E.ON SE	354,414	3,297
Volkswagen AG Preference Shares	18,153	2,922
6,219
Greece (0.5%)
Hellenic Telecommunications Organization SA	188,306	2,509

Hong Kong (0.5%)
AIA Group Ltd.	250,600	2,425

Japan (2.7%)
Mitsubishi UFJ Financial Group Inc.	933,100	4,491
Tokio Marine Holdings Inc.	58,800	3,024
KDDI Corp.	102,700	2,735
Isuzu Motors Ltd.	223,900	2,405
12,655

21

Global Wellesley Income Fund

Market
Value•
Shares	($000)
Netherlands (3.0%)
5	ABN AMRO Bank NV	256,119	4,542
Koninklijke KPN NV	1,256,847	3,981
Koninklijke Philips NV	60,422	2,848
Unilever NV	39,628	2,459
13,830
Portugal (0.7%)
Galp Energia SGPS SA	224,000	3,219

Spain (0.6%)
*	Iberdrola SA	265,258	2,731

Sweden (0.8%)
Millicom International Cellular SA	75,701	3,854

Switzerland (2.2%)
Novartis AG	45,525	4,104
UBS Group AG	359,308	3,815
Nestle SA	20,518	2,306
10,225
Taiwan (0.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	502,000	4,125

United Kingdom (3.1%)
AstraZeneca plc	46,184	4,125
Standard Chartered plc	449,292	3,414
National Grid plc	238,736	2,501
BT Group plc	1,154,590	2,326
Segro plc	194,119	1,857
14,223
United States (13.0%)
Philip Morris International Inc.	61,466	4,431
Verizon Communications Inc.	70,447	4,097
Public Storage	13,784	3,649
Comcast Corp. Class A	81,941	3,627
Bank of America Corp.	130,393	3,587
Boeing Co.	8,295	3,020
Home Depot Inc.	13,208	3,010
Pfizer Inc.	84,204	2,994
Cisco Systems Inc.	62,361	2,919
Baxter International Inc.	33,063	2,908
Lockheed Martin Corp.	7,049	2,708
Merck & Co. Inc.	30,651	2,651
Expedia Group Inc.	20,348	2,647
Kellogg Co.	41,930	2,633
Edison International	35,238	2,547
Microsoft Corp.	17,915	2,470
FMC Corp.	27,682	2,390
Emerson Electric Co.	36,841	2,195
Anthem Inc.	8,291	2,168
Accenture plc Class A	9,129	1,809
TJX Cos. Inc.	32,783	1,802
60,262
Total Common Stocks (Cost $170,147)	172,725

22

Global Wellesley Income Fund

				Market
				Value•
		Coupon	Shares	($000)
Temporary Cash Investments (2.3%)
Money Market Fund (2.3%)
14	Vanguard Market Liquidity Fund (Cost $10,511)	2.249%	105,100	10,511
Total Investments (99.8%) (Cost $450,919)				463,320

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	22
Receivables for Investment Securities Sold	121
Receivables for Accrued Income	2,891
Receivables for Capital Shares Issued	406
Variation Margin Receivable—Futures Contracts	3
Unrealized Appreciation—Forward Currency Contracts	783
Other Assets	663
Total Other Assets	4,889
Liabilities
Payables for Investment Securities Purchased	(3,201)
Payables for Capital Shares Redeemed	(187)
Payables to Investment Advisor	(129)
Payables to Vanguard	(50)
Variation Margin Payable—Futures Contracts	(2)
Unrealized Depreciation—Forward Currency Contracts	(96)
Other Liabilities	(130)
Total Liabilities	(3,795)
Net Assets (100%)	464,414

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	464,781
Total Distributable Earnings (Loss)	(367)
Net Assets	464,414

Investor Shares—Net Assets
Applicable to 4,218,242 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	85,032
Net Asset Value Per Share—Investor Shares	$20.16

23

Global Wellesley Income Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 15,052,894 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	379,382
Net Asset Value Per Share—Admiral Shares	$25.20

•    See Note A in Notes to Financial Statements.

*       Non-income-producing security.

1   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2   The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3   Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2019.

4   Securities with a value of $340,000 have been segregated as initial margin for open futures contracts.

5   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $57,786,000, representing 12.4% of net assets.

6   Face amount denominated in Canadian dollars.

7   Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

8   Face amount denominated in euro.

9   Face amount denominated in British pounds.

10     Face amount denominated in Australian dollars.

11     Face amount denominated in Swiss francs.

12     Face amount denominated in Japanese yen.

13     Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

14     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

24

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				Value and
				Unrealized
		Number of	Notional	Appreciation
		Long (Short )	Amount	(Depreciation)
	Expiration	Contracts	($000)	($000)
Long Futures Contracts
Euro-Bobl	September 2019	63	9,433	130
10-Year U.S. Treasury Note	December 2019	21	2,766	1
Euro-Buxl	September 2019	12	2,958	345
5-Year U.S. Treasury Note	December 2019	10	1,200	—
Long Gilt	December 2019	6	980	6
				482

Short Futures Contracts
Euro-Schatz	September 2019	(37)	(4,578)	(21)
10-Year Canadian
Government Bond	December 2019	(18)	(1,961)	(2)
Euro-Bund	September 2019	(11)	(2,165)	(52)
Ultra Long U.S. Treasury Bond	December 2019	(7)	(1,382)	(3)
				(78)
				404

25

Global Wellesley Income Fund

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Bank of America, N.A.	9/18/19	EUR	3,380	USD	3,802	—	(82)
Goldman Sachs International	9/18/19	GBP	1,895	USD	2,306	2	—
J.P. Morgan Securities LLC	9/30/19	EUR	871	USD	968	—	(9)
Goldman Sachs International	9/30/19	EUR	603	USD	670	—	(5)
J.P. Morgan Securities LLC	9/30/19	USD	68,968	EUR	62,214	429	—
J.P. Morgan Securities LLC	9/30/19	USD	11,937	GBP	9,767	36	—
J.P. Morgan Securities LLC	9/30/19	USD	10,442	CAD	13,878	14	—
Bank of America, N.A.	9/30/19	USD	9,246	JPY	975,178	45	—
J.P. Morgan Securities LLC	9/18/19	USD	3,856	EUR	3,380	136	—
J.P. Morgan Securities LLC	9/30/19	USD	2,911	AUD	4,307	8	—
Goldman Sachs International	9/18/19	USD	2,418	GBP	1,895	110	—
J.P. Morgan Securities LLC	9/30/19	USD	1,068	CHF	1,052	3	—
J.P. Morgan Securities LLC	9/30/19	USD	370	JPY	39,200	—	—
						783	(96)

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At August 31, 2019, the counterparties had deposited in segregated accounts securities with a value of $1,219,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Global Wellesley Income Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends[1]	6,495
Interest[2]	7,314
Securities Lending—Net	58
Total Income	13,867
Expenses
Investment Advisory Fees—Note B
Basic Fee	545
Performance Adjustment	(25)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	226
Management and Administrative—Admiral Shares	685
Marketing and Distribution—Investor Shares	13
Marketing and Distribution—Admiral Shares	23
Custodian Fees	18
Auditing Fees	35
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,530
Expenses Paid Indirectly	(18)
Net Expenses	1,512
Net Investment Income	12,355
Realized Net Gain (Loss)
Investment Securities Sold[2]	(22,480)
Futures Contracts	364
Forward Currency Contracts	7,199
Foreign Currencies	26
Realized Net Gain (Loss)	(14,891)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	24,913
Futures Contracts	279
Forward Currency Contracts	700
Foreign Currencies	(7)
Change in Unrealized Appreciation (Depreciation)	25,885
Net Increase (Decrease) in Net Assets Resulting from Operations	23,349

1 Dividends are net of foreign withholding taxes of $554,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $190,000, ($1,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Income Fund

Statement of Changes in Net Assets

		October 18,
	Year Ended	2017[1] to
	August 31,	August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,355	10,864
Realized Net Gain (Loss)	(14,891)	4,280
Change in Unrealized Appreciation (Depreciation)	25,885	(12,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,349	2,726
Distributions
Net Investment Income
Investor Shares	(2,066)	(1,499)
Admiral Shares	(9,444)	(6,250)
Realized Capital Gain[2]
Investor Shares	(1,201)	—
Admiral Shares	(5,132)	—
Total Distributions	(17,843)	(7,749)
Capital Share Transactions
Investor Shares	(8,902)	93,990
Admiral Shares	(33,414)	412,257
Net Increase (Decrease) from Capital Share Transactions	(42,316)	506,247
Total Increase (Decrease)	(36,810)	501,224
Net Assets
Beginning of Period	501,224	—
End of Period	464,414	501,224

1 Commencement of subscription period for the fund.

2 Includes fiscal 2019 and 2018 short-term gain distributions totaling $2,414,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellesley Income Fund

Financial Highlights

Investor Shares

	Year	Oct. 18,
	Ended	2017[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$19.87	$20.00
Investment Operations
Net Investment Income[2]	.513	.443
Net Realized and Unrealized Gain (Loss) on Investments	.529	(.269)
Total from Investment Operations	1.042	.174
Distributions
Dividends from Net Investment Income	(.473)	(.304)
Distributions from Realized Capital Gains	(.279)	—
Total Distributions	(.752)	(.304)
Net Asset Value, End of Period	$20.16	$19.87

Total Return[3]	5.50%	0.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85	$93
Ratio of Total Expenses to Average Net Assets	0.42%[4]	0.43%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.63%	2.68%[6]
Portfolio Turnover Rate	90%	39%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.01%).

5 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.42%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellesley Income Fund

Financial Highlights

Admiral Shares

	Year	Oct. 18,
	Ended	2017[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$24.84	$25.00
Investment Operations
Net Investment Income[2]	.666	.577
Net Realized and Unrealized Gain (Loss) on Investments	.658	(.341)
Total from Investment Operations	1.324	.236
Distributions
Dividends from Net Investment Income	(.616)	(.396)
Distributions from Realized Capital Gains	(.348)	—
Total Distributions	(.964)	(.396)
Net Asset Value, End of Period	$25.20	$24.84

Total Return[3]	5.60%	0.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$379	$408
Ratio of Total Expenses to Average Net Assets	0.32%[4]	0.33%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.73%	2.78%[6]
Portfolio Turnover Rate	90%	39%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.01%).

5     The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.32%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellesley Income Fund

Notes to Financial Statements

Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

31

Global Wellesley Income Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended August 31, 2019, the fund’s average investment in forward currency contracts represented 24% of net assets, based on the average of notional amounts at each quarter-end during the period.

32

Global Wellesley Income Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

33

Global Wellesley Income Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellesley Income Composite Index, comprising the FTSE Developed High Dividend Yield Index (net of tax) and the Bloomberg Barclays Fixed Income Composite Index, since December 1, 2017. For the year ended August 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $25,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $22,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $18,000 (an annual rate of 0.00% of average net assets).

34

Global Wellesley Income Fund

E.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	28,208	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	19,777	—
Corporate Bonds	—	188,689	—
Sovereign Bonds	—	35,236	—
Taxable Municipal Bonds	—	8,174	—
Common Stocks	76,419	96,306	—
Temporary Cash Investments	10,511	—	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Forward Currency Contracts—Assets	—	783	—
Forward Currency Contracts—Liabilities	—	(96)	—
Total	86,931	377,077	—

1 Represents variation margin on the last day of the reporting period.

35

Global Wellesley Income Fund

F.   At August 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	3	—	3
Unrealized Appreciation—Forward Currency Contracts	—	783	783
Total Assets	3	783	786

Variation Margin Payable—Futures Contracts	(2)	—	(2)
Unrealized Depreciation —Forward Currency Contracts	—	(96)	(96)
Total Liabilities	(2)	(96)	(98)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2019, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	364	—	364
Forward Currency Contracts	—	7,199	7,199
Realized Net Gain (Loss) on Derivatives	364	7,199	7,563

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	279	—	279
Forward Currency Contracts	—	700	700
Change in Unrealized Appreciation (Depreciation) on Derivatives	279	700	979

36

Global Wellesley Income Fund

G.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,234
Undistributed Long-Term Gains	—
Capital Loss Carryforwards*	(14,775)
Net Unrealized Gains (Losses)	12,174

*     Includes losses of $14,775,000 realized subsequent to October 31, 2018, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	451,118
Gross Unrealized Appreciation	20,116
Gross Unrealized Depreciation	(7,917)
Net Unrealized Appreciation (Depreciation)	12,199

37

Global Wellesley Income Fund

H.   During the year ended August 31, 2019, the fund purchased $325,429,000 of investment securities and sold $351,550,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $76,116,000 and $82,125,000, respectively

I.    Capital share transactions for each class of shares were:

	Year Ended August 31, 2019		October 18, 2017[1] to August 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	29,050	1,497	167,104	8,345
Issued in Lieu of Cash Distributions	2,809	147	1,272	64
Redeemed	(40,761)	(2,103)	(74,386)	(3,732)
Net Increase (Decrease)—Investor Shares	(8,902)	(459)	93,990	4,677
Admiral Shares
Issued	143,988	5,941	596,215	23,834
Issued in Lieu of Cash Distributions	12,597	527	5,296	214
Redeemed	(189,999)	(7,853)	(189,254)	(7,610)
Net Increase (Decrease)—Admiral Shares	(33,414)	(1,385)	412,257	16,438

1  Commencement of subscription period for the fund.

J.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets, including the related notes, and the financial highlights for the period from October 18, 2017 (commencement of subscription period) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period from October 18, 2017 (commencement of subscription period) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

39

Special 2019 tax information (unaudited) for Vanguard Global Wellesley Income Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,919,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year .

The fund distributed $4,787,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 19.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $4,739,000 and foreign taxes paid of $374,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

40

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellesley Income Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellesley Income Fund or the owners of the Global Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellesley Income Fund. Investors acquire the Global Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellesley Income Fund. The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellesley Income Fund.

41

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

42

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14960 102019

Annual Report | August 31, 2019 Vanguard ESG U.S. Stock ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     From its inception on September 18, 2018, to August 31, 2019, Vanguard ESG U.S. Stock ETF returned 3.40%. This result was in line with its benchmark’s return of 3.54%.

•     The ETF’s investment objective is to closely track the performance of its market-capitalization-weighted benchmark index, which is composed of large-, mid-, and small-cap stocks screened for certain environmental, social, and corporate governance (ESG) criteria by the index sponsor, which is independent of Vanguard.

•     During the period, investors had to contend with signs of decelerating growth, flare-ups in trade disputes, heightened international tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union. Stocks nevertheless finished higher as a whole, with gains from utilities, telecommunications, and consumer goods more than offsetting declines in health care, basic materials, and oil & gas.

•     In June 2019, an issue in the screening methodology used by the fund’s benchmark provider, FTSE Russell, resulted in the erroneous inclusion of securities in the benchmark followed by the fund. FTSE resolved the issue and subsequently updated the benchmark. Vanguard promptly took action to sell the stocks and align the fund’s holdings with the corrected data. The fund held the stocks between June 21, 2019, and August 5, 2019. The issue and subsequent correction did not have a material impact on the fund’s performance.

Market Barometer

	Average Annual Total Returns Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
ESG U.S. Stock ETF	2/28/2019	8/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,067.70	$0.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in that period, then divided by the number of days in the most recent 12-month period (184/365).

4

ESG U.S. Stock ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 18, 2018, Through August 31, 2019

Initial Investment of $10,000

	Total Returns Period Ended August 31, 2019
	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG U.S. Stock ETF Net Asset Value	3.40%	$10,340
ESG U.S. Stock ETF Market Price	3.43	10,343
FTSE US All Cap Choice Index	3.54	10,354
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.27	10,127

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

ESG U.S. Stock ETF

Sector Diversification

As of August 31, 2019

Basic Materials	2.4%
Consumer Goods	8.2
Consumer Services	14.7
Financials	20.0
Health Care	13.5
Industrials	10.8
Oil & Gas	1.3
Technology	25.4
Telecommunications	2.3
Utilities	1.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

6

ESG U.S. Stock ETF

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.4%)
	Linde plc	13,482	2,547
	Ecolab Inc.	6,221	1,283
	DuPont de Nemours Inc.	18,886	1,283
	Air Products & Chemicals Inc.	5,413	1,223
	Newmont Goldcorp Corp.	20,210	806
	Dow Inc.	18,720	798
	LyondellBasell Industries NV Class A	7,512	581
	International Paper Co.	10,087	394
	Nucor Corp.	8,036	394
	Celanese Corp. Class A	3,145	357
	International Flavors & Fragrances Inc.	2,657	292
	FMC Corp.	3,266	282
	CF Industries Holdings Inc.	5,578	269
	Avery Dennison Corp.	2,081	241
	Eastman Chemical Co.	3,679	240
	RPM International Inc.	3,186	216
	Royal Gold Inc.	1,605	214
	Albemarle Corp.	2,853	176
	Reliance Steel & Aluminum Co.	1,656	161
	Steel Dynamics Inc.	5,898	159
*	Axalta Coating Systems Ltd.	5,025	145
	Versum Materials Inc.	2,654	138
	Huntsman Corp.	6,474	129
	Ashland Global Holdings Inc.	1,577	115
	Scotts Miracle-Gro Co.	1,041	111
	Mosaic Co.	5,978	110
	WR Grace & Co.	1,513	102
	NewMarket Corp.	193	92
*	Univar Inc.	4,142	80
*	Ingevity Corp.	1,050	80
	Sensient Technologies Corp.	1,145	75
	Cabot Corp.	1,865	75
	Balchem Corp.	813	72
*	Element Solutions Inc.	7,235	68
	PolyOne Corp.	1,939	62
	Minerals Technologies Inc.	1,255	60
	Commercial Metals Co.	3,779	59
	HB Fuller Co.	1,385	59
	Westlake Chemical Corp.	1,007	59
	Carpenter Technology Corp.	1,141	55
	Domtar Corp.	1,538	51
	Compass Minerals International Inc.	961	48
	Quaker Chemical Corp.	298	47
	Stepan Co.	472	45
	Innospec Inc.	524	44
	Kaiser Aluminum Corp.	468	41
*	Kraton Corp.	1,308	36
*	Coeur Mining Inc.	6,320	35
*	Constellium SE Class A	2,645	32
*	Alcoa Corp.	1,718	31
	US Silica Holdings Inc.	2,502	25
*	AdvanSix Inc.	1,096	24
	Neenah Inc.	381	24
	Innophos Holdings Inc.	844	24
*	AK Steel Holding Corp.	10,616	23
	Hecla Mining Co.	12,590	22
	Rayonier Advanced Materials Inc.	4,770	17
	Tredegar Corp.	921	16
*	Century Aluminum Co.	2,267	12
	Schnitzer Steel Industries Inc.	531	12
	Tronox Holdings plc Class A	352	3
	United States Steel Corp.	182	2
			14,276
Consumer Goods (8.2%)
	Procter & Gamble Co.	61,477	7,391
	Coca-Cola Co.	95,487	5,256
	PepsiCo Inc.	34,852	4,765
	NIKE Inc. Class B	30,977	2,618
	Mondelez International Inc. Class A	35,115	1,939
	Colgate-Palmolive Co.	20,892	1,549
	Kimberly-Clark Corp.	8,483	1,197
	Estee Lauder Cos. Inc. Class A	5,373	1,064
	Activision Blizzard Inc.	19,093	966

7

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Ford Motor Co.	97,321	892
*,^	Tesla Inc.	3,565	804
	General Mills Inc.	14,867	800
*	Electronic Arts Inc.	7,333	687
	Tyson Foods Inc. Class A	7,186	669
	VF Corp.	7,849	643
	Hershey Co.	3,582	568
*	Monster Beverage Corp.	9,607	564
*	Lululemon Athletica Inc.	2,995	553
	Corteva Inc.	18,801	551
	Aptiv plc	6,422	534
	Clorox Co.	3,182	503
	McCormick & Co. Inc.	3,036	494
	Church & Dwight Co. Inc.	6,125	489
	DR Horton Inc.	8,565	424
	Kellogg Co.	6,174	388
*	Take-Two Interactive Software Inc.	2,794	369
	Lennar Corp. Class A	7,117	363
	Conagra Brands Inc.	12,070	342
	Kraft Heinz Co.	13,325	340
	Genuine Parts Co.	3,535	319
	Hasbro Inc.	2,887	319
	Hormel Foods Corp.	6,812	290
	JM Smucker Co.	2,742	288
	Garmin Ltd.	3,516	287
	Lamb Weston Holdings Inc.	3,740	263
	Coca-Cola European Partners plc	4,314	243
*	LKQ Corp.	8,624	227
*	US Foods Holding Corp.	5,490	222
	Whirlpool Corp.	1,538	214
	PulteGroup Inc.	6,283	212
*	Mohawk Industries Inc.	1,615	192
	Pool Corp.	969	190
	Bunge Ltd.	3,533	189
	Campbell Soup Co.	4,140	186
	Fortune Brands Home & Security Inc.	3,555	182
	BorgWarner Inc.	5,560	181
	Lear Corp.	1,611	181
	Gentex Corp.	6,548	174
*	Wayfair Inc.	1,515	171
*	WABCO Holdings Inc.	1,277	171
	Newell Brands Inc.	9,588	159
*	Post Holdings Inc.	1,595	159
	Autoliv Inc.	2,244	154
	Ingredion Inc.	1,905	147
*	Middleby Corp.	1,341	147
	Harley-Davidson Inc.	4,454	142
	Ralph Lauren Corp. Class A	1,551	137
	Keurig Dr Pepper Inc.	4,979	136
	Hanesbrands Inc.	9,886	135
	Polaris Inc.	1,646	135
*	Under Armour Inc. Class C	7,733	131
	Leggett & Platt Inc.	3,500	130
	Toll Brothers Inc.	3,593	130
*	Zynga Inc. Class A	21,308	122
	Brunswick Corp.	2,610	122
	Carter’s Inc.	1,281	117
	Flowers Foods Inc.	4,869	111
	Valvoline Inc.	4,816	109
*	Deckers Outdoor Corp.	735	108
*	Skechers U.S.A. Inc. Class A	3,235	102
	Tapestry Inc.	4,619	95
*	Nomad Foods Ltd.	4,719	95
*	Helen of Troy Ltd.	603	93
*,^	Mattel Inc.	9,134	90
*	Darling Ingredients Inc.	4,626	86
	Steven Madden Ltd.	2,582	86
	Coty Inc. Class A	8,763	84
*	Tempur Sealy International Inc.	1,068	82
	PVH Corp.	1,064	81
	Thor Industries Inc.	1,653	76
	Lancaster Colony Corp.	512	75
	Sanderson Farms Inc.	497	74
*	Fox Factory Holding Corp.	1,015	73
	Wolverine World Wide Inc.	2,811	73
*	TreeHouse Foods Inc.	1,408	71
	Herman Miller Inc.	1,654	70
	Energizer Holdings Inc.	1,771	68
	Columbia Sportswear Co.	707	66
	J&J Snack Foods Corp.	340	66
	Nu Skin Enterprises Inc. Class A	1,597	65
*	Taylor Morrison Home Corp. Class A	2,679	64
*	Visteon Corp.	895	62
	MDC Holdings Inc.	1,535	59
	Adient plc	2,653	54
*	Welbilt Inc.	3,327	52
*	TRI Pointe Group Inc.	3,697	52
	KB Home	1,840	52
*	Under Armour Inc. Class A	2,768	52
*	Dorman Products Inc.	717	51
	WD-40 Co.	279	51
*	Meritage Homes Corp.	776	51
	Spectrum Brands Holdings Inc.	901	50
	Dana Inc.	3,720	47
*	Cavco Industries Inc.	255	47
*	Edgewell Personal Care Co.	1,648	46
	LCI Industries	528	45
*	Hain Celestial Group Inc.	2,287	44
	Oxford Industries Inc.	620	43
*	Crocs Inc.	1,927	43

8

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	LGI Homes Inc.	527	43
	Coca-Cola Consolidated Inc.	126	42
*	Avon Products Inc.	9,745	42
	Knoll Inc.	1,833	42
*	Veoneer Inc.	2,869	42
*	Pilgrim’s Pride Corp.	1,291	40
	Callaway Golf Co.	2,255	40
*	Herbalife Nutrition Ltd.	1,138	39
*	Capri Holdings Ltd.	1,479	39
*	Kontoor Brands Inc.	1,114	38
	HNI Corp.	1,215	38
	Cooper Tire & Rubber Co.	1,483	35
	Calavo Growers Inc.	386	34
	Cal-Maine Foods Inc.	806	33
	Medifast Inc.	317	32
*	Meritor Inc.	1,854	31
*	American Woodmark Corp.	365	30
*	USANA Health Sciences Inc.	429	29
*	Hostess Brands Inc. Class A	2,043	29
	ACCO Brands Corp.	3,088	29
	Fresh Del Monte Produce Inc.	1,030	27
^	B&G Foods Inc.	1,575	27
	La-Z-Boy Inc.	823	26
*	Central Garden & Pet Co. Class A	1,026	25
*	Sleep Number Corp.	579	24
	Steelcase Inc. Class A	1,555	24
	Winnebago Industries Inc.	725	23
*	Gentherm Inc.	631	23
*	Modine Manufacturing Co.	2,161	22
	Inter Parfums Inc.	340	22
	Andersons Inc.	893	20
	Acushnet Holdings Corp.	728	19
	National Beverage Corp.	444	18
*	Cooper-Standard Holdings Inc.	477	18
	Tenneco Inc. Class A	2,026	18
*	YETI Holdings Inc.	609	17
	Tupperware Brands Corp.	1,304	17
	Interface Inc. Class A	1,524	17
	Goodyear Tire & Rubber Co.	1,334	15
*	GoPro Inc. Class A	3,713	14
	Ethan Allen Interiors Inc.	703	12
	Tootsie Roll Industries Inc.	276	10
*	Adecoagro SA	1,484	8
	Delphi Technologies plc	445	6
			48,769
Consumer Services (14.7%)
*	Amazon.com Inc.	10,299	18,294
	Home Depot Inc.	27,421	6,250
	Walt Disney Co.	43,435	5,962
	Comcast Corp. Class A	111,908	4,953
	McDonald’s Corp.	19,037	4,149
	Costco Wholesale Corp.	10,882	3,208
*	Netflix Inc.	10,542	3,097
	Starbucks Corp.	29,965	2,893
	Lowe’s Cos. Inc.	20,006	2,245
*	Booking Holdings Inc.	1,074	2,112
	CVS Health Corp.	32,514	1,981
	TJX Cos. Inc.	30,489	1,676
*	Charter Communications Inc. Class A	3,977	1,629
	Target Corp.	12,887	1,379
	Dollar General Corp.	6,480	1,011
	Walgreens Boots Alliance Inc.	19,266	986
	Ross Stores Inc.	8,887	942
	Sysco Corp.	11,814	878
	eBay Inc.	20,445	824
*	O’Reilly Automotive Inc.	1,902	730
	McKesson Corp.	4,797	663
*	AutoZone Inc.	601	662
*	MercadoLibre Inc.	1,006	598
*	Dollar Tree Inc.	5,873	596
*	Chipotle Mexican Grill Inc. Class A	642	538
	Kroger Co.	20,038	474
	Expedia Group Inc.	3,445	448
	Omnicom Group Inc.	5,434	413
	Yum China Holdings Inc.	8,962	407
*	Spotify Technology SA	2,951	398
	Darden Restaurants Inc.	3,060	370
	Best Buy Co. Inc.	5,721	364
	CBS Corp. Class B	8,294	349
*	CarMax Inc.	4,113	343
*	Burlington Stores Inc.	1,656	335
*	Ulta Beauty Inc.	1,402	333
*	Liberty Global plc	12,427	325
	AmerisourceBergen Corp. Class A	3,816	314
*	Roku Inc.	2,018	305
	Tractor Supply Co.	2,937	299
	Tiffany & Co.	3,200	272
*	Altice USA Inc. Class A	9,154	264
	Aramark	6,232	255
	FactSet Research Systems Inc.	932	254
	Advance Auto Parts Inc.	1,734	239
*	Discovery Communications Inc.	9,186	239
	Delta Air Lines Inc.	4,091	237
	Vail Resorts Inc.	994	235
	Domino’s Pizza Inc.	1,028	233
*	Trade Desk Inc. Class A	944	232
*	Bright Horizons Family Solutions Inc.	1,377	227
	Sirius XM Holdings Inc.	36,786	227

9

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Live Nation Entertainment Inc.	3,222	224
	Viacom Inc. Class B	8,945	223
	Service Corp. International	4,311	200
	Kohl’s Corp.	4,202	199
	Interpublic Group of Cos. Inc.	9,668	192
*	ServiceMaster Global Holdings Inc.	3,331	190
*	DISH Network Corp. Class A	5,476	184
	Nielsen Holdings plc	8,769	182
*	Five Below Inc.	1,457	179
	Southwest Airlines Co.	3,309	173
*	Liberty Media Corp-Liberty Formula One	4,098	171
*	IAA Inc.	3,432	168
	Dunkin’ Brands Group Inc.	1,993	164
	Sabre Corp.	6,799	161
*	Liberty Media Corp-Liberty SiriusXM Class C	3,809	155
*	Etsy Inc.	2,921	154
	Cable One Inc.	118	153
*	Uber Technologies Inc.	4,665	152
*	Planet Fitness Inc. Class A	2,137	151
*	GrubHub Inc.	2,504	149
	Casey’s General Stores Inc.	884	148
*	Grand Canyon Education Inc.	1,173	147
*	Liberty Global plc Class A	5,506	147
*	United Airlines Holdings Inc.	1,640	138
	Williams-Sonoma Inc.	2,006	132
	H&R Block Inc.	5,276	128
*	Performance Food Group Co.	2,713	127
	Rollins Inc.	3,637	119
	Six Flags Entertainment Corp.	2,016	119
	Foot Locker Inc.	3,193	116
*	Chegg Inc.	2,915	116
*	Madison Square Garden Co. Class A	453	114
	Aaron’s Inc.	1,745	112
	Nexstar Media Group Inc. Class A	1,115	110
*	frontdoor Inc.	2,142	110
	Wendy’s Co.	4,872	107
	Cinemark Holdings Inc.	2,788	106
	New York Times Co. Class A	3,596	105
	L Brands Inc.	6,342	105
	Dolby Laboratories Inc. Class A	1,684	104
*	TripAdvisor Inc.	2,647	101
*	Discovery Communications Inc. Class A	3,526	97
	Tribune Media Co. Class A	2,053	96
	Nordstrom Inc.	3,293	95
	Texas Roadhouse Inc. Class A	1,799	93
*	Liberty Media Corp-Liberty SiriusXM Class A	2,257	91
	Cracker Barrel Old Country Store Inc.	534	88
	KAR Auction Services Inc.	3,259	87
	Strategic Education Inc.	510	86
*	Floor & Decor Holdings Inc. Class A	1,690	83
*	Ollie’s Bargain Outlet Holdings Inc.	1,463	81
	Morningstar Inc.	499	81
	World Wrestling Entertainment Inc. Class A	1,128	81
*	Hilton Grand Vacations Inc.	2,338	79
	American Airlines Group Inc.	2,962	78
	Wingstop Inc.	772	77
	Lithia Motors Inc. Class A	577	76
	American Eagle Outfitters Inc.	4,357	73
	TEGNA Inc.	5,078	73
	Extended Stay America Inc.	5,160	72
*	BJ’s Wholesale Club Holdings Inc.	2,745	72
*	LiveRamp Holdings Inc.	1,648	70
*	AutoNation Inc.	1,454	69
	Macy’s Inc.	4,624	68
*	RH	473	68
*	Shake Shack Inc. Class A	666	66
*	National Vision Holdings Inc.	2,319	66
	Graham Holdings Co. Class B	93	65
	Sinclair Broadcast Group Inc. Class A	1,460	65
*	Cargurus Inc.	1,921	63
*	Yelp Inc. Class A	1,846	62
	Monro Inc.	781	61
*	Adtalem Global Education Inc.	1,413	60
	Dick’s Sporting Goods Inc.	1,755	60
*	Liberty Media Corp-Liberty Formula One Class A	1,499	59
	Jack in the Box Inc.	635	54
	Dine Brands Global Inc.	744	52
*	Liberty Latin America Ltd.	3,150	52
*	AMC Networks Inc. Class A	1,062	52
*	Sprouts Farmers Market Inc.	2,769	50
*	Shutterfly Inc.	931	47
	John Wiley & Sons Inc. Class A	1,047	47
	Dave & Buster’s Entertainment Inc.	1,073	46
*	Rent-A-Center Inc.	1,805	46
	Alaska Air Group Inc.	718	43
	Bloomin’ Brands Inc.	2,353	42

10

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Simply Good Foods Co.	1,411	42
*	Hertz Global Holdings Inc.	3,307	40
*	Laureate Education Inc. Class A	2,136	39
	Meredith Corp.	864	38
*	Sotheby’s	651	38
	Children’s Place Inc.	428	37
	Lions Gate Entertainment Corp. Class A	4,091	37
	Viad Corp.	565	37
	Cheesecake Factory Inc.	953	36
	Gap Inc.	2,258	36
	BJ’s Restaurants Inc.	976	36
	Core-Mark Holding Co. Inc.	1,092	35
	Penske Automotive Group Inc.	809	35
*	Sally Beauty Holdings Inc.	2,821	35
*	Avis Budget Group Inc.	1,376	34
	Brinker International Inc.	889	34
*	Asbury Automotive Group Inc.	356	34
*	Weight Watchers International Inc.	1,113	33
	Caleres Inc.	1,616	33
	Gannett Co. Inc.	3,083	32
*	Stamps.com Inc.	480	31
*	SeaWorld Entertainment Inc.	1,051	30
	Papa John’s International Inc.	602	30
*	Groupon Inc. Class A	11,560	29
	Scholastic Corp.	796	28
*	JetBlue Airways Corp.	1,553	27
	Guess? Inc.	1,480	27
	Group 1 Automotive Inc.	355	27
	PriceSmart Inc.	437	26
*	Herc Holdings Inc.	602	25
*	Genesco Inc.	692	25
	GameStop Corp. Class A	5,779	23
*	Upwork Inc.	1,545	22
*	MakeMyTrip Ltd.	970	22
	Matthews International Corp. Class A	737	22
	Dillard’s Inc. Class A	367	21
*	IMAX Corp.	1,020	21
	Copa Holdings SA Class A	198	20
	EW Scripps Co. Class A	1,544	19
*	MSG Networks Inc.	1,118	18
*	At Home Group Inc.	2,658	18
*	Liberty Latin America Ltd. Class A	1,067	18
*	United Natural Foods Inc.	2,163	17
*	Houghton Mifflin Harcourt Co.	2,847	17
	Tailored Brands Inc.	3,085	17
*	Spirit Airlines Inc.	444	17
^	Rite Aid Corp.	2,492	16
	Chico’s FAS Inc.	5,012	16
*	Diplomat Pharmacy Inc.	2,518	15
	International Speedway Corp. Class A	322	14
	Allegiant Travel Co. Class A	101	14
	Buckle Inc.	591	12
	New Media Investment Group Inc.	1,233	11
*	Regis Corp.	623	10
	Hawaiian Holdings Inc.	375	9
	Weis Markets Inc.	226	9
	National CineMedia Inc.	644	5
	Hillenbrand Inc.	98	3
	Speedway Motorsports Inc.	136	3
	SpartanNash Co.	72	1
	Shares
	Abercrombie & Fitch Co.	18	—
			87,230
Financials (20.0%)
	JPMorgan Chase & Co.	80,234	8,814
	Visa Inc. Class A	43,241	7,819
	Mastercard Inc. Class A	22,307	6,277
	Bank of America Corp.	214,080	5,889
	Citigroup Inc.	57,521	3,701
	American Tower Corp.	10,881	2,505
	American Express Co.	16,902	2,034
	CME Group Inc.	8,797	1,911
	US Bancorp	35,759	1,884
	Chubb Ltd.	11,309	1,767
	Goldman Sachs Group Inc.	8,264	1,685
	S&P Global Inc.	6,110	1,590
	Crown Castle International Corp.	10,239	1,486
	PNC Financial Services Group Inc.	11,171	1,440
	Prologis Inc.	15,457	1,292
	Intercontinental Exchange Inc.	13,763	1,287
	Morgan Stanley	30,589	1,269
	Marsh & McLennan Cos. Inc.	12,536	1,252
	BlackRock Inc.	2,935	1,240
	Equinix Inc.	2,095	1,165
	Aon plc	5,878	1,145
	Charles Schwab Corp.	29,829	1,142
	Simon Property Group Inc.	7,614	1,134
	American International Group Inc.	21,690	1,129
	Progressive Corp.	14,451	1,095
	Capital One Financial Corp.	11,629	1,007
	Public Storage	3,649	966

11

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Travelers Cos. Inc.	6,454	948
	Aflac Inc.	18,130	910
	BB&T Corp.	18,968	904
	Bank of New York Mellon Corp.	21,298	896
	MetLife Inc.	20,043	888
	Welltower Inc.	9,898	886
	Moody’s Corp.	4,111	886
	Allstate Corp.	8,260	846
	Prudential Financial Inc.	10,104	809
	Equity Residential	8,760	742
	SBA Communications Corp. Class A	2,759	724
	AvalonBay Communities Inc.	3,372	717
	SunTrust Banks Inc.	10,997	676
	Ventas Inc.	8,796	646
	Discover Financial Services	7,998	640
*	IHS Markit Ltd.	9,717	638
	Digital Realty Trust Inc.	5,152	637
	T. Rowe Price Group Inc.	5,731	634
	Realty Income Corp.	7,628	563
	Synchrony Financial	17,038	546
	Hartford Financial Services Group Inc.	8,910	519
	State Street Corp.	9,660	496
	M&T Bank Corp.	3,336	488
	Boston Properties Inc.	3,788	486
	Fifth Third Bancorp	18,110	479
	MSCI Inc. Class A	2,023	475
	Northern Trust Corp.	4,978	438
*	CBRE Group Inc. Class A	8,315	435
	Ameriprise Financial Inc.	3,300	426
	KeyCorp	24,891	413
	Alexandria Real Estate Equities Inc.	2,731	409
	Arthur J Gallagher & Co.	4,462	405
	Cincinnati Financial Corp.	3,585	403
	HCP Inc.	11,536	400
*	Markel Corp.	346	395
	Citizens Financial Group Inc.	11,424	385
	Regions Financial Corp.	25,312	370
*	Arch Capital Group Ltd.	9,362	370
	First Republic Bank	4,113	369
	Principal Financial Group Inc.	6,916	368
	MarketAxess Holdings Inc.	915	364
	WP Carey Inc.	3,961	356
	Mid-America Apartment Communities Inc.	2,709	343
	Credicorp Ltd.	1,621	336
	Huntington Bancshares Inc.	25,326	336
	UDR Inc.	6,603	318
	Ally Financial Inc.	9,992	313
	Annaly Capital Management Inc.	37,687	313
	TD Ameritrade Holding Corp.	6,824	303
	Host Hotels & Resorts Inc.	18,396	295
	Fidelity National Financial Inc.	6,652	292
	Sun Communities Inc.	1,970	291
	Duke Realty Corp.	8,703	290
	Invitation Homes Inc.	9,980	287
	Nasdaq Inc.	2,805	280
	Equity LifeStyle Properties Inc.	1,985	267
*	Alleghany Corp.	354	265
	Lincoln National Corp.	5,014	265
	E*TRADE Financial Corp.	6,192	258
	Regency Centers Corp.	3,996	258
	Vornado Realty Trust	4,231	256
*	SVB Financial Group	1,310	255
	Raymond James Financial Inc.	3,147	247
	Camden Property Trust	2,243	243
	Western Union Co.	10,963	242
*	Globe Life Inc.	2,694	240
	Comerica Inc.	3,899	240
	Everest Re Group Ltd.	1,019	240
	WR Berkley Corp.	3,372	240
	Reinsurance Group of America Inc. Class A	1,543	238
	VEREIT Inc.	24,007	234
	Iron Mountain Inc.	7,138	227
	National Retail Properties Inc.	3,869	217
	Brown & Brown Inc.	5,847	216
	Omega Healthcare Investors Inc.	5,161	210
	CyrusOne Inc.	2,825	208
	AGNC Investment Corp.	13,749	204
	Medical Properties Trust Inc.	10,491	195
	RenaissanceRe Holdings Ltd.	1,073	194
	Liberty Property Trust	3,679	192
	Kilroy Realty Corp.	2,424	189
	SEI Investments Co.	3,280	189
	Assurant Inc.	1,531	188
	Americold Realty Trust	5,141	187
	SL Green Realty Corp.	2,317	186
	Jones Lang LaSalle Inc.	1,360	182
	Zions Bancorp NA	4,435	182
	Kimco Realty Corp.	9,884	182
	STORE Capital Corp.	4,810	182
	Franklin Resources Inc.	6,902	181
	American Financial Group Inc.	1,795	181
	Voya Financial Inc.	3,647	180

12

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Douglas Emmett Inc.	3,967	167
	CubeSmart	4,588	165
	Invesco Ltd.	10,385	163
	Old Republic International Corp.	6,903	161
*	Athene Holding Ltd. Class A	4,111	160
	Lamar Advertising Co. Class A	2,068	158
	First American Financial Corp.	2,711	158
	American Homes 4 Rent Class A	6,082	156
	Starwood Property Trust Inc.	6,588	154
	East West Bancorp Inc.	3,719	153
	Signature Bank	1,308	153
	LPL Financial Holdings Inc.	2,034	152
*	GCI Liberty Inc. Class A	2,444	152
	Healthcare Trust of America Inc. Class A	5,190	147
	TCF Financial Corp.	3,809	147
	AXA Equitable Holdings Inc.	7,024	146
	Rexford Industrial Realty Inc.	3,301	146
	EPR Properties	1,849	145
	People’s United Financial Inc.	9,914	142
	Commerce Bancshares Inc.	2,495	142
	EastGroup Properties Inc.	1,126	140
	Synovus Financial Corp.	3,894	138
	Unum Group	5,423	138
	New York Community Bancorp Inc.	11,868	137
	Brixmor Property Group Inc.	7,379	136
	Park Hotels & Resorts Inc.	5,682	134
	Hanover Insurance Group Inc.	972	129
	Primerica Inc.	1,076	128
	Hudson Pacific Properties Inc.	3,744	127
	First Industrial Realty Trust Inc.	3,260	127
*	Howard Hughes Corp.	1,005	127
	Life Storage Inc.	1,196	127
	Axis Capital Holdings Ltd.	2,034	125
	First Horizon National Corp.	7,880	125
	Cousins Properties Inc.	3,592	125
	JBG SMITH Properties	3,228	123
	Cullen/Frost Bankers Inc.	1,485	123
	Popular Inc.	2,341	123
	Eaton Vance Corp.	2,843	123
	Jefferies Financial Group Inc.	6,550	122
	STAG Industrial Inc.	4,124	120
	Affiliated Managers Group Inc.	1,550	119
*	Brighthouse Financial Inc.	3,353	118
	Highwoods Properties Inc.	2,677	116
	Radian Group Inc.	5,052	114
	MGIC Investment Corp.	8,866	112
	CoreSite Realty Corp.	962	112
	Prosperity Bancshares Inc.	1,709	111
	Healthcare Realty Trust Inc.	3,304	110
*	Essent Group Ltd.	2,262	110
	Western Alliance Bancorp	2,485	108
	Selective Insurance Group Inc.	1,343	107
	FirstCash Inc.	1,082	107
	First Citizens BancShares Inc. Class A	240	107
	Kemper Corp.	1,509	106
	Webster Financial Corp.	2,332	104
	Assured Guaranty Ltd.	2,447	104
	Equity Commonwealth	3,092	104
	CIT Group Inc.	2,439	104
	Agree Realty Corp.	1,362	102
	Blackstone Mortgage Trust Inc. Class A	2,915	101
	Spirit Realty Capital Inc.	2,106	101
	Lazard Ltd. Class A	2,905	100
	IBERIABANK Corp.	1,416	98
	Physicians Realty Trust	5,636	98
	PS Business Parks Inc.	540	97
	Janus Henderson Group plc	5,066	97
	Terreno Realty Corp.	1,903	96
	International Bancshares Corp.	2,697	96
	Outfront Media Inc.	3,479	96
	Bank of Hawaii Corp.	1,155	95
	RLI Corp.	1,042	95
	United Bankshares Inc.	2,570	95
	Pebblebrook Hotel Trust	3,511	95
	Ryman Hospitality Properties Inc.	1,186	94
	First Financial Bankshares Inc.	3,085	94
	Umpqua Holdings Corp.	5,954	94
	First Hawaiian Inc.	3,585	92
	Wintrust Financial Corp.	1,457	92
	Sabra Health Care REIT Inc.	4,221	91
	Valley National Bancorp	8,673	91
	Rayonier Inc.	3,391	91
	Chimera Investment Corp.	4,731	90
	Glacier Bancorp Inc.	2,267	90
	National Health Investors Inc.	. 1,081	90
	BankUnited Inc.	2,786	88
	FNB Corp.	8,175	88
	Stifel Financial Corp.	1,627	87
	Interactive Brokers Group Inc.	1,840	87

13

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Community Bank System Inc.	1,403	86
	SLM Corp.	10,110	85
	MFA Financial Inc.	11,859	85
	Fulton Financial Corp.	5,265	84
	Corporate Office Properties Trust	2,886	83
	Evercore Inc. Class A	1,034	82
	Weingarten Realty Investors	3,088	82
	Federated Investors Inc. Class B	2,526	81
	South State Corp.	1,097	81
	Ameris Bancorp	2,261	80
	Navient Corp.	6,221	79
	CareTrust REIT Inc.	3,329	79
	Bank OZK	3,012	78
	Associated Banc-Corp	4,035	78
	Piedmont Office Realty Trust Inc. Class A	3,901	77
	Old National Bancorp	4,576	77
	BancorpSouth Bank	2,780	77
	CVB Financial Corp.	3,713	76
	Hancock Whitney Corp.	2,171	76
	Atlantic Union Bankshares Corp.	2,090	75
	Legg Mason Inc.	2,042	75
	Four Corners Property Trust Inc.	2,616	75
	BOK Financial Corp.	975	74
	Sunstone Hotel Investors Inc.	5,637	74
	Columbia Banking System Inc.	2,133	74
	PotlatchDeltic Corp.	1,890	73
	Washington Federal Inc.	2,035	72
	Home BancShares Inc.	4,088	72
	UMB Financial Corp.	1,147	71
	Paramount Group Inc.	5,419	71
	RLJ Lodging Trust	4,403	71
	OneMain Holdings Inc.	1,976	71
	CenterState Bank Corp.	3,103	70
	Brandywine Realty Trust	4,889	70
	White Mountains Insurance Group Ltd.	66	70
*	Texas Capital Bancshares Inc.	1,299	70
	First Midwest Bancorp Inc.	3,634	70
	QTS Realty Trust Inc. Class A	1,418	70
	Apollo Commercial Real Estate Finance Inc.	3,738	69
	Columbia Property Trust Inc.	3,238	69
	Taubman Centers Inc.	1,766	69
	Retail Properties of America Inc.	6,039	69
	Investors Bancorp Inc.	6,089	68
	Cathay General Bancorp	1,982	66
	First Financial Bancorp	2,794	65
	Employers Holdings Inc.	1,483	64
	National Storage Affiliates Trust	1,826	61
	CNO Financial Group Inc.	4,191	61
	American Assets Trust Inc.	1,293	61
	Washington REIT	2,258	60
	Santander Consumer USA Holdings Inc.	2,247	59
	Xenia Hotels & Resorts Inc.	2,865	58
	DiamondRock Hospitality Co.	6,046	57
	Independent Bank Corp.	844	57
	Acadia Realty Trust	2,076	57
	American Equity Investment Life Holding Co.	2,524	54
	Colony Capital Inc.	12,044	54
*	Enstar Group Ltd.	303	54
*	LendingTree Inc.	173	54
	ARMOUR Residential REIT Inc.	3,251	53
	Brookfield Property REIT Inc. Class A	2,807	53
	Invesco Mortgage Capital Inc.	3,510	53
*	Zillow Group Inc. Class A	1,498	51
	Virtus Investment Partners Inc.	475	51
*	Genworth Financial Inc. Class A	11,423	51
	Nelnet Inc. Class A	736	49
	Tanger Factory Outlet Centers Inc.	3,474	49
	Getty Realty Corp.	1,538	49
	Investors Real Estate Trust	705	49
	Argo Group International Holdings Ltd.	740	49
	Towne Bank	1,821	48
	Simmons First National Corp. Class A	1,980	48
	Bank of NT Butterfield & Son Ltd.	1,714	47
	Lexington Realty Trust	4,540	47
	WSFS Financial Corp.	1,134	47
	Horace Mann Educators Corp.	1,062	47
	Hilltop Holdings Inc.	1,956	46
	First Merchants Corp.	1,287	46
*	PRA Group Inc.	1,306	45
	ProAssurance Corp.	1,118	44
	WesBanco Inc.	1,274	44
	Macerich Co.	1,528	44

14

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Walker & Dunlop Inc.	777	43
	Moelis & Co. Class A	1,254	42
	First BanCorp	4,387	42
	National General Holdings Corp.	1,771	42
	SITE Centers Corp.	3,005	42
	Pacific Premier Bancorp Inc.	1,364	40
	Mack-Cali Realty Corp.	1,971	40
	Urban Edge Properties	2,271	40
*	Cannae Holdings Inc.	1,423	40
	Universal Health Realty Income Trust	408	39
	BGC Partners Inc. Class A	7,614	39
	Banner Corp.	719	39
*	Axos Financial Inc.	1,486	38
	Great Western Bancorp Inc.	1,279	38
	Alexander & Baldwin Inc.	1,604	37
	Renasant Corp.	1,115	37
	Trustmark Corp.	1,118	37
	United Community Banks Inc.	1,371	36
	Safety Insurance Group Inc.	361	35
	Global Net Lease Inc.	1,805	35
	Retail Opportunity Investments Corp.	1,970	34
	Ladder Capital Corp. Class A	2,054	34
*	Redfin Corp.	2,014	34
	State Auto Financial Corp.	1,048	33
	Independent Bank Group Inc.	684	33
	LegacyTexas Financial Group Inc.	827	33
	Office Properties Income Trust	1,224	33
	LTC Properties Inc.	678	33
	First Commonwealth Financial Corp.	2,659	33
	Hope Bancorp Inc.	2,381	32
	Provident Financial Services Inc.	1,324	32
	Capitol Federal Financial Inc.	2,298	31
	Westamerica Bancorporation	502	31
	FGL Holdings	3,871	31
	Chesapeake Lodging Trust	1,190	31
	Summit Hotel Properties Inc.	2,723	30
	Northwest Bancshares Inc.	1,901	30
	Eagle Bancorp Inc.	727	30
	CNA Financial Corp.	628	30
	RPT Realty	2,417	29
	Kearny Financial Corp.	2,268	29
	ServisFirst Bancshares Inc.	915	28
	Flagstar Bancorp Inc.	763	28
*	Encore Capital Group Inc.	751	28
	RMR Group Inc. Class A	594	28
	PennyMac Mortgage Investment Trust	1,265	28
	Mercury General Corp.	510	27
	Heartland Financial USA Inc.	622	27
	City Holding Co.	360	27
	Berkshire Hills Bancorp Inc.	912	27
	United Fire Group Inc.	588	27
	iStar Inc.	2,064	26
	Urstadt Biddle Properties Inc. Class A	1,257	26
*	Marcus & Millichap Inc.	717	26
	Clearway Energy Inc.	1,456	26
*	MBIA Inc.	2,761	25
	Waddell & Reed Financial Inc. Class A	1,498	24
	Artisan Partners Asset Management Inc. Class A	903	24
	Cohen & Steers Inc.	443	24
	Redwood Trust Inc.	1,426	24
*	Third Point Reinsurance Ltd.	2,408	23
	Washington Prime Group Inc.	6,905	22
*	LendingClub Corp.	1,674	22
	BancFirst Corp.	403	22
	Sandy Spring Bancorp Inc.	629	21
	Clearway Energy Inc. Class A	1,256	21
	TFS Financial Corp.	1,180	21
	Front Yard Residential Corp.	1,844	20
	NBT Bancorp Inc.	551	19
	Saul Centers Inc.	376	19
	WisdomTree Investments Inc.	3,897	19
	Washington Trust Bancorp Inc.	389	18
	Realogy Holdings Corp.	3,654	17
	Kite Realty Group Trust	1,113	16
*	St. Joe Co.	838	15
	Alexander’s Inc.	39	15
	Piper Jaffray Cos.	200	15
	Greenhill & Co. Inc.	1,009	14
	S&T Bancorp Inc.	408	14
	Hersha Hospitality Trust Class A	958	13
	Brookline Bancorp Inc.	909	13
	Flushing Financial Corp.	660	13
	First Financial Corp.	301	12
	Franklin Street Properties Corp.	1,544	12
	Boston Private Financial Holdings Inc.	1,032	11
	Stock Yards Bancorp Inc.	301	11
	NorthStar Realty Europe Corp.	638	11

15

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Columbia Financial Inc.	696	11
	Oritani Financial Corp.	590	10
	Dime Community Bancshares Inc.	507	10
	TrustCo Bank Corp. NY	1,284	10
	Capstead Mortgage Corp.	1,350	10
	1st Source Corp.	200	9
	FBL Financial Group Inc. Class A	155	8
	Community Trust Bancorp Inc.	215	8
	Republic Bancorp Inc. Class A	49	2
			118,689
Health Care (13.4%)
	Merck & Co. Inc.	64,266	5,557
	UnitedHealth Group Inc.	23,514	5,502
	Pfizer Inc.	138,709	4,931
	Abbott Laboratories	42,734	3,646
	Medtronic plc	33,332	3,596
	Amgen Inc.	15,163	3,163
	Thermo Fisher Scientific Inc.	9,930	2,850
	AbbVie Inc.	36,985	2,431
	Eli Lilly & Co.	21,511	2,430
	Gilead Sciences Inc.	31,710	2,015
	Bristol-Myers Squibb Co.	40,881	1,965
	Stryker Corp.	8,495	1,874
	Becton Dickinson and Co.	6,758	1,716
*	Celgene Corp.	17,460	1,690
	Anthem Inc.	6,396	1,673
	Zoetis Inc.	12,028	1,521
*	Intuitive Surgical Inc.	2,896	1,481
*	Boston Scientific Corp.	34,493	1,474
	Cigna Corp.	9,253	1,425
	Allergan plc	8,294	1,325
*	Vertex Pharmaceuticals Inc.	6,374	1,147
*	Edwards Lifesciences Corp.	5,160	1,145
*	Biogen Inc.	4,872	1,071
	Baxter International Inc.	11,994	1,055
*	Illumina Inc.	3,662	1,030
	Humana Inc.	3,382	958
	HCA Healthcare Inc.	6,728	809
	Zimmer Biomet Holdings Inc.	5,105	711
*	IQVIA Holdings Inc.	4,434	688
*	IDEXX Laboratories Inc.	2,135	619
*	Regeneron Pharmaceuticals Inc.	2,053	595
*	Alexion Pharmaceuticals Inc.	5,357	540
	ResMed Inc.	3,527	491
*	Centene Corp.	10,485	489
	Teleflex Inc.	1,150	418
*	Laboratory Corp. of America Holdings	2,470	414
*	DexCom Inc.	2,258	387
*	Exact Sciences Corp.	3,177	379
	Cooper Cos. Inc.	1,201	372
*	Incyte Corp.	4,338	355
	Quest Diagnostics Inc.	3,383	346
*	WellCare Health Plans Inc.	1,231	333
*	BioMarin Pharmaceutical Inc.	4,430	333
*	Hologic Inc.	6,656	329
	Cardinal Health Inc.	7,522	324
	STERIS plc	2,050	317
	Dentsply Sirona Inc.	5,774	301
*	Align Technology Inc.	1,623	297
	Universal Health Services Inc. Class B	2,046	296
	West Pharmaceutical Services Inc.	1,834	267
*	Elanco Animal Health Inc.	9,578	249
*	Varian Medical Systems Inc.	2,285	242
*	Insulet Corp.	1,498	231
*	Henry Schein Inc.	3,713	229
*	Neurocrine Biosciences Inc.	2,261	225
*	Alnylam Pharmaceuticals Inc.	2,655	214
*	Sage Therapeutics Inc.	1,243	213
*	Molina Healthcare Inc.	1,591	207
*	Seattle Genetics Inc.	2,825	205
*	ICON plc	1,321	204
*	Ionis Pharmaceuticals Inc.	3,165	200
*	Catalent Inc.	3,750	198
*	Novocure Ltd.	2,104	191
*	Jazz Pharmaceuticals plc	1,424	182
*	Bio-Rad Laboratories Inc. Class A	534	180
*	Masimo Corp.	1,159	178
*	DaVita Inc.	3,149	178
	Hill-Rom Holdings Inc.	1,636	176
	Bio-Techne Corp.	906	174
*	Haemonetics Corp.	1,246	166
*	Sarepta Therapeutics Inc.	1,845	166
	Chemed Corp.	387	166
	Perrigo Co. plc	3,421	160
*	Charles River Laboratories International Inc.	1,193	157
*	PRA Health Sciences Inc.	1,541	152
*	ABIOMED Inc.	776	150
	Encompass Health Corp.	2,458	149
*	Exelixis Inc.	7,475	148
*	Bluebird Bio Inc.	1,390	144
*	Horizon Therapeutics plc	4,579	127
*	Spark Therapeutics Inc.	1,246	121

16

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Penumbra Inc.	778	113
*	Integra LifeSciences Holdings Corp.	1,863	112
	Bruker Corp.	2,574	111
*	Repligen Corp.	1,161	108
*	Teladoc Health Inc.	1,800	104
*	HealthEquity Inc.	1,724	102
*	Globus Medical Inc.	1,965	100
*	Amedisys Inc.	763	98
*	LivaNova plc	1,258	98
*	Neogen Corp.	1,381	97
	CONMED Corp.	959	97
*	Blueprint Medicines Corp.	1,244	95
*	Tandem Diabetes Care Inc.	1,294	94
*	FibroGen Inc.	2,059	92
	Cantel Medical Corp.	978	90
*	LHC Group Inc.	742	88
*	Alkermes plc	4,162	87
*	NuVasive Inc.	1,335	85
*	Ultragenyx Pharmaceutical Inc.	1,538	84
*	HMS Holdings Corp.	2,219	81
*	Syneos Health Inc.	1,480	78
*	Guardant Health Inc.	884	77
*	Medicines Co.	1,836	77
*	Omnicell Inc.	1,059	76
*	ACADIA Pharmaceuticals Inc.	2,622	73
*	Halozyme Therapeutics Inc.	4,111	68
*	Arena Pharmaceuticals Inc.	1,260	67
*	Wright Medical Group NV	3,151	66
*	Global Blood Therapeutics Inc.	1,381	63
*	Amicus Therapeutics Inc.	6,361	63
*	Acadia Healthcare Co. Inc.	2,324	61
*	Immunomedics Inc.	4,758	61
*	Medpace Holdings Inc.	745	60
*	Tenet Healthcare Corp.	2,763	60
*	CorVel Corp.	709	60
*	PTC Therapeutics Inc.	1,321	59
	Ensign Group Inc.	1,168	58
*	Agios Pharmaceuticals Inc.	1,522	58
*	Glaukos Corp.	895	58
*	Portola Pharmaceuticals Inc.	1,948	57
*	Nevro Corp.	676	57
*	MyoKardia Inc.	1,051	57
*	Quidel Corp.	891	56
*	iRhythm Technologies Inc.	733	56
*	Ligand Pharmaceuticals Inc.	586	53
*	Acceleron Pharma Inc.	1,177	53
*	MEDNAX Inc.	2,420	51
*	Cambrex Corp.	840	50
*	Avanos Medical Inc.	1,486	49
*	Genomic Health Inc.	636	49
*	Emergent BioSolutions Inc.	1,045	46
*	Zogenix Inc.	1,066	45
*	Select Medical Holdings Corp.	2,774	45
*	Brookdale Senior Living Inc.	5,438	44
*	Prestige Consumer Healthcare Inc.	1,368	44
*	Myriad Genetics Inc.	1,847	43
*	Xencor Inc.	1,160	43
*	United Therapeutics Corp.	516	43
*	Radius Health Inc.	1,462	41
*	Enanta Pharmaceuticals Inc.	543	38
*	Pacira BioSciences Inc.	1,015	38
*	Supernus Pharmaceuticals Inc.	1,324	36
*	Heron Therapeutics Inc.	1,932	36
*	Ironwood Pharmaceuticals Inc. Class A	3,840	36
*	Editas Medicine Inc.	1,420	35
*	Momenta Pharmaceuticals Inc.	2,782	35
*	Biohaven Pharmaceutical Holding Co. Ltd.	821	32
*	REGENXBIO Inc.	915	32
	Patterson Cos. Inc.	1,834	31
*	Tivity Health Inc.	1,603	29
*	Inogen Inc.	630	29
*	Theravance Biopharma Inc.	1,322	29
*	Allogene Therapeutics Inc.	1,067	29
*	Magellan Health Inc.	454	29
*	AnaptysBio Inc.	661	27
*	Corcept Therapeutics Inc.	2,123	27
*	ICU Medical Inc.	157	25
*	Natus Medical Inc.	904	25
*	Orthofix Medical Inc.	462	23
*	Innoviva Inc.	1,870	22
	Taro Pharmaceutical Industries Ltd.	276	21
*	Madrigal Pharmaceuticals Inc.	225	21
*	Varex Imaging Corp.	789	21
	Luminex Corp.	1,007	21
*	Spectrum Pharmaceuticals Inc.	2,811	21
*	Aimmune Therapeutics Inc.	974	20
*	Alder Biopharmaceuticals Inc.	2,145	19
*	Atara Biotherapeutics Inc.	1,385	19
*	Esperion Therapeutics Inc.	510	19
*,^	TherapeuticsMD Inc.	6,041	17
*	OPKO Health Inc.	9,366	17
*	Intra-Cellular Therapies Inc.	1,990	17
*	Denali Therapeutics Inc.	888	16
*	Acorda Therapeutics Inc.	4,917	16
*	Cyclerion Therapeutics Inc.	1,613	15

17

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Puma Biotechnology Inc.	1,412	15
*	Mylan NV	750	15
*	Amneal Pharmaceuticals Inc.	5,037	13
*	Eagle Pharmaceuticals Inc.	212	12
*	Axogen Inc.	596	9
*	Mallinckrodt plc	3,335	9
*	Insmed Inc.	504	8
*,^	Intrexon Corp.	1,226	7
			79,935
Industrials (10.8%)
*	PayPal Holdings Inc.	29,197	3,184
	Accenture plc Class A	15,813	3,134
	Union Pacific Corp.	17,590	2,849
	Danaher Corp.	15,771	2,241
	Fidelity National Information Services Inc.	15,159	2,065
	United Parcel Service Inc. Class B	17,349	2,059
	Automatic Data Processing Inc.	10,773	1,830
	Caterpillar Inc.	13,906	1,655
*	Fiserv Inc.	14,030	1,500
	CSX Corp.	19,117	1,281
	Waste Management Inc.	10,450	1,247
	Deere & Co.	7,907	1,225
	Illinois Tool Works Inc.	8,153	1,222
	Norfolk Southern Corp.	6,591	1,147
	Sherwin-Williams Co.	2,057	1,083
	FedEx Corp.	6,082	965
	Johnson Controls International plc	22,270	951
	Ingersoll-Rand plc	5,948	720
	Ball Corp.	8,135	654
	Global Payments Inc.	3,895	646
	Paychex Inc.	7,907	646
*	FleetCor Technologies Inc.	2,124	634
	Willis Towers Watson plc	3,175	629
	Verisk Analytics Inc. Class A	3,887	628
	Total System Services Inc.	4,333	582
	Agilent Technologies Inc.	7,948	565
	Cummins Inc.	3,783	565
	Cintas Corp.	2,095	553
	PACCAR Inc.	8,366	548
*	CoStar Group Inc.	890	547
*	Square Inc.	8,499	526
	Fortive Corp.	7,322	519
	Stanley Black & Decker Inc.	3,768	501
	Republic Services Inc. Class A	5,134	458
	Vulcan Materials Co.	3,241	458
*	Keysight Technologies Inc.	4,624	448
	Rockwell Automation Inc.	2,915	445
	Fastenal Co.	14,198	435
	Martin Marietta Materials Inc.	1,551	394
*	Mettler-Toledo International Inc.	595	391
	TransUnion	4,595	384
	Broadridge Financial Solutions Inc.	2,891	374
*	Waters Corp.	1,728	366
	Xylem Inc.	4,379	335
	Dover Corp.	3,535	331
	Wabtec Corp.	4,680	324
	Kansas City Southern	2,467	310
	WW Grainger Inc.	1,117	306
	Masco Corp.	7,473	304
	IDEX Corp.	1,840	303
	Expeditors International of Washington Inc.	4,187	298
	CH Robinson Worldwide Inc.	3,310	280
	Jack Henry & Associates Inc.	1,921	278
*	Zebra Technologies Corp.	1,341	275
	Old Dominion Freight Line Inc.	1,620	265
	Arconic Inc.	10,112	261
	Booz Allen Hamilton Holding Corp. Class A	3,375	255
*	Fair Isaac Corp.	711	251
	Packaging Corp. of America	2,426	244
	JB Hunt Transport Services Inc.	2,208	239
	Westrock Co.	6,933	237
*	Trimble Inc.	6,160	231
	PerkinElmer Inc.	2,782	230
	Lennox International Inc.	899	228
	Allegion plc	2,336	225
*	WEX Inc.	1,082	221
	Universal Display Corp.	1,053	216
*	Crown Holdings Inc.	3,218	212
	Spirit AeroSystems Holdings Inc. Class A	2,591	209
	Snap-on Inc.	1,395	207
	HEICO Corp. Class A	1,854	205
	Nordson Corp.	1,454	198
	Carlisle Cos. Inc.	1,362	197
	Cognex Corp.	4,363	197
*	Pagseguro Digital Ltd. Class A	3,884	194
*	XPO Logistics Inc.	2,737	194
	Graco Inc.	4,166	190
	Toro Co.	2,595	187
*	Euronet Worldwide Inc.	1,213	186
	AptarGroup Inc.	1,509	184
*	Sensata Technologies Holding plc	4,015	183
	AO Smith Corp.	3,830	178

18

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Genpact Ltd.	4,314	177
	Hexcel Corp.	2,083	175
	FLIR Systems Inc.	3,412	168
*	HD Supply Holdings Inc.	4,242	165
	Donaldson Co. Inc.	3,307	160
	Owens Corning	2,774	159
*	Genesee & Wyoming Inc. Class A	1,422	158
	Robert Half International Inc.	2,947	158
	Sealed Air Corp.	3,931	157
*	Alliance Data Systems Corp.	1,236	152
*	Arrow Electronics Inc.	2,154	149
	Woodward Inc.	1,341	145
	HEICO Corp.	989	143
	National Instruments Corp.	3,399	143
	Sonoco Products Co.	2,451	140
	Xerox Holdings Corp.	4,672	135
	Acuity Brands Inc.	1,056	132
	Allison Transmission Holdings Inc.	2,955	131
*	Flex Ltd.	13,606	131
	Watsco Inc.	798	130
	Quanta Services Inc.	3,806	129
	MAXIMUS Inc.	1,654	127
*	Berry Global Group Inc.	3,248	127
*	Trex Co. Inc.	1,468	126
	ManpowerGroup Inc.	1,526	125
	Avnet Inc.	2,904	122
*	Mercury Systems Inc.	1,357	116
	Armstrong World Industries Inc.	1,202	115
*	Generac Holdings Inc.	1,471	115
	Landstar System Inc.	1,027	114
	Air Lease Corp. Class A	2,648	110
	Jabil Inc.	3,800	109
*	Kirby Corp.	1,477	109
*	FTI Consulting Inc.	1,000	108
	Graphic Packaging Holding Co.	7,780	107
	AGCO Corp.	1,523	105
*	RBC Bearings Inc.	649	104
	Brink’s Co.	1,370	103
*	CoreLogic Inc.	2,128	103
*	Stericycle Inc.	2,262	102
	MSA Safety Inc.	956	101
	Littelfuse Inc.	646	101
*	Clean Harbors Inc.	1,370	101
	Insperity Inc.	978	97
	Eagle Materials Inc.	1,131	95
*	Gardner Denver Holdings Inc.	3,263	94
*	ASGN Inc.	1,459	91
*	Axon Enterprise Inc.	1,519	91
*	Paylocity Holding Corp.	829	91
*	Coherent Inc.	623	90
*	MasTec Inc.	1,432	90
*	SiteOne Landscape Supply Inc.	1,067	83
	nVent Electric plc	4,105	83
	Valmont Industries Inc.	611	83
	Regal Beloit Corp.	1,161	82
	MSC Industrial Direct Co. Inc. Class A	1,197	81
*	TriNet Group Inc.	1,191	80
	UniFirst Corp.	406	80
*	TopBuild Corp.	849	79
	John Bean Technologies Corp.	768	79
	Ryder System Inc.	1,580	76
	Simpson Manufacturing Co. Inc.	1,147	74
*	Rexnord Corp.	2,683	70
	Louisiana-Pacific Corp.	2,905	70
*	Summit Materials Inc. Class A	3,297	69
*	Cimpress NV	601	69
	Macquarie Infrastructure Corp.	1,819	69
	GATX Corp.	917	68
*	Proto Labs Inc.	713	68
*	II-VI Inc.	1,789	67
	Brady Corp. Class A	1,410	67
*	AMN Healthcare Services Inc.	1,126	66
*	WESCO International Inc.	1,405	63
*	Novanta Inc.	820	61
*	Rogers Corp.	444	59
	Deluxe Corp.	1,272	59
*	Integer Holdings Corp.	806	58
	Universal Forest Products Inc.	1,477	58
	Trinity Industries Inc.	3,299	58
	Korn Ferry	1,438	56
	Cubic Corp.	811	56
	EVERTEC Inc.	1,584	55
*	Saia Inc.	642	55
*	Builders FirstSource Inc.	2,795	54
*	Itron Inc.	780	54
	Otter Tail Corp.	1,051	53
	Vishay Intertechnology Inc.	3,328	53
	ESCO Technologies Inc.	690	52
	Scorpio Tankers Inc.	1,989	52
*	Beacon Roofing Supply Inc.	1,617	52
*	Advanced Disposal Services Inc.	1,580	51
	Albany International Corp. Class A	617	51
*	ExlService Holdings Inc.	727	49

19

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	Watts Water Technologies Inc. Class A	530	49
*	BMC Stock Holdings Inc.	1,894	48
	Mueller Industries Inc.	1,821	48
	Terex Corp.	1,864	46
	Belden Inc.	972	44
	Franklin Electric Co. Inc.	957	44
	AAON Inc.	913	44
	Covanta Holding Corp.	2,502	43
*	Dycom Industries Inc.	964	43
*	Sanmina Corp.	1,481	43
	Mueller Water Products Inc. Class A	4,030	42
*	Plexus Corp.	730	42
*	Anixter International Inc.	695	42
*	Fabrinet	822	41
	Applied Industrial Technologies Inc.	777	41
	Comfort Systems USA Inc.	1,056	41
	Federal Signal Corp.	1,361	40
*	OSI Systems Inc.	384	40
	Triton International Ltd.	1,252	40
	Schneider National Inc. Class B	2,029	39
	Boise Cascade Co.	1,253	39
*	Knowles Corp.	1,902	39
	TTEC Holdings Inc.	814	38
	Mobile Mini Inc.	1,215	38
*	TTM Technologies Inc.	3,534	38
	Forward Air Corp.	598	37
	Helios Technologies Inc.	865	37
	Greif Inc. Class A	1,048	37
*	FARO Technologies Inc.	747	37
*	SPX Corp.	962	36
*	Ambarella Inc.	643	36
*	Hub Group Inc. Class A	794	34
	Seaspan Corp. Class A	3,278	34
	Lindsay Corp.	369	33
*	Huron Consulting Group Inc.	526	32
	AAR Corp.	749	32
*	Harsco Corp.	1,786	32
*	SEACOR Holdings Inc.	665	31
	Ship Finance International Ltd.	2,152	30
	Aircastle Ltd.	1,379	30
	Methode Electronics Inc.	938	30
*	Installed Building Products Inc.	522	30
*	Gibraltar Industries Inc.	735	30
	Tennant Co.	432	30
*	MACOM Technology Solutions Holdings Inc.	1,474	29
*	CBIZ Inc.	1,295	29
*	Masonite International Corp.	535	29
	McGrath RentCorp	444	28
*	Sykes Enterprises Inc.	965	28
	Apogee Enterprises Inc.	741	27
*	JELD-WEN Holding Inc.	1,532	26
	Werner Enterprises Inc.	783	26
	US Ecology Inc.	419	25
	Badger Meter Inc.	479	25
	GrafTech International Ltd.	2,012	24
*	TriMas Corp.	793	23
	Advanced Drainage Systems Inc.	712	22
*	Cardtronics plc Class A	749	22
	CTS Corp.	770	22
	H&E Equipment Services Inc.	900	22
*	Manitowoc Co. Inc.	1,741	22
	Navigant Consulting Inc.	774	22
	Encore Wire Corp.	396	21
	Rush Enterprises Inc. Class A	571	21
*	Patrick Industries Inc.	559	20
	Raven Industries Inc.	664	19
	GasLog Ltd.	1,570	19
*	Evolent Health Inc. Class A	2,607	18
	Astec Industries Inc.	565	16
*	Wesco Aircraft Holdings Inc.	1,334	15
	Benchmark Electronics Inc.	550	15
	Heartland Express Inc.	684	14
	Primoris Services Corp.	711	14
*	TrueBlue Inc.	655	13
	Kelly Services Inc. Class A	466	11
	Myers Industries Inc.	663	11
	Quanex Building Products Corp.	594	10
	Griffon Corp.	565	10
*	Aegion Corp. Class A	496	10
	AVX Corp.	643	9
	Hyster-Yale Materials Handling Inc.	154	8
*	Donnelley Financial Solutions Inc.	637	7
	Matson Inc.	60	2
	Caesarstone Ltd.	128	2
	Owens-Illinois Inc.	120	1
			64,087
Oil & Gas (1.3%)
	Schlumberger Ltd.	36,509	1,184
	Phillips 66	11,420	1,126
	Marathon Petroleum Corp.	16,777	826
	Valero Energy Corp.	10,580	797
	ONEOK Inc.	10,360	738
	Williams Cos. Inc.	30,930	730
*	Cheniere Energy Inc.	6,053	361
	Baker Hughes a GE Co. Class A	13,846	300
	Targa Resources Corp.	6,312	228

20

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
	OGE Energy Corp.	4,782	205
	National Oilwell Varco Inc.	6,302	129
*	First Solar Inc.	2,043	127
*	SolarEdge Technologies Inc.	945	77
*	Apergy Corp.	2,699	70
	Delek US Holdings Inc.	2,068	68
*	Dril-Quip Inc.	1,234	57
*	Chart Industries Inc.	866	54
	Archrock Inc.	5,550	54
	Helmerich & Payne Inc.	1,195	45
*	Cosan Ltd.	3,138	44
	Arcosa Inc.	1,264	41
*	Oil States International Inc.	2,809	39
*	MRC Global Inc.	2,621	33
*	NOW Inc.	2,426	29
*	Newpark Resources Inc.	4,118	27
	CVR Energy Inc.	668	27
*	Noble Corp. plc	13,788	22
*	Frank’s International NV	4,835	21
	RPC Inc.	3,791	20
*	SunPower Corp. Class A	1,582	20
	Equitrans Midstream Corp.	1,227	17
	Nabors Industries Ltd.	1,416	2
	Core Laboratories NV	50	2
*	Valaris plc Class A	1	—
			7,520
Technology (25.3%)
	Microsoft Corp.	188,105	25,932
	Apple Inc.	114,650	23,932
*	Facebook Inc. Class A	59,435	11,035
*	Alphabet Inc. Class C	7,532	8,949
*	Alphabet Inc. Class A	7,498	8,927
	Intel Corp.	111,405	5,282
	Cisco Systems Inc.	109,595	5,130
*	Adobe Inc.	12,128	3,451
*	salesforce.com Inc.	20,427	3,188
	International Business Machines Corp.	22,060	2,990
	Oracle Corp.	57,134	2,974
	Texas Instruments Inc.	23,301	2,883
	Broadcom Inc.	9,612	2,717
	NVIDIA Corp.	14,599	2,445
	QUALCOMM Inc.	30,236	2,351
	Intuit Inc.	6,184	1,783
*	Micron Technology Inc.	27,561	1,248
*	ServiceNow Inc.	4,557	1,193
	Applied Materials Inc.	23,613	1,134
	Analog Devices Inc.	9,097	999
	Cognizant Technology Solutions Corp. Class A	14,199	872
	NXP Semiconductors NV	8,392	857
*	Twitter Inc.	18,661	796
*	Advanced Micro Devices Inc.	25,021	787
*	Autodesk Inc.	5,506	786
	Lam Research Corp.	3,703	779
	Motorola Solutions Inc.	4,085	739
	HP Inc.	39,077	715
*	Workday Inc. Class A	3,978	705
	Xilinx Inc.	6,296	655
	KLA Corp.	4,014	594
	Cerner Corp.	8,170	563
	Corning Inc.	19,141	533
*	Synopsys Inc.	3,751	532
*	VeriSign Inc.	2,606	531
*	Veeva Systems Inc. Class A	3,152	505
	Microchip Technology Inc.	5,778	499
	Hewlett Packard Enterprise Co.	35,754	494
*	Cadence Design Systems Inc.	6,932	475
*	Palo Alto Networks Inc.	2,309	470
	Western Digital Corp.	7,349	421
*	Splunk Inc.	3,747	419
	CDW Corp.	3,585	414
	Marvell Technology Group Ltd.	16,364	392
*	Twilio Inc. Class A	2,870	374
	Maxim Integrated Products Inc.	6,710	366
*	Akamai Technologies Inc.	3,982	355
*	Atlassian Corp. plc Class A	2,625	353
	Seagate Technology plc	6,939	348
	Symantec Corp.	14,711	342
*	Arista Networks Inc.	1,480	335
	Skyworks Solutions Inc.	4,348	327
*	Check Point Software Technologies Ltd.	2,933	316
*	Okta Inc.	2,496	316
*	Paycom Software Inc.	1,204	301
	Leidos Holdings Inc.	3,431	300
	Citrix Systems Inc.	3,175	295
*	Gartner Inc.	2,130	285
*	Fortinet Inc.	3,580	283
*	GoDaddy Inc. Class A	4,405	279
	VMware Inc. Class A	1,927	273
	SS&C Technologies Holdings Inc.	5,744	268
*	RingCentral Inc. Class A	1,757	248
*	Tyler Technologies Inc.	947	243
*	EPAM Systems Inc.	1,261	241
*	Yandex NV Class A	6,331	235
	NetApp Inc.	4,847	233
*	Aspen Technology Inc.	1,686	225
*	Qorvo Inc.	3,124	223
	Teradyne Inc.	4,196	222

21

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Black Knight Inc.	3,552	221
	Amdocs Ltd.	3,378	219
	Juniper Networks Inc.	9,094	211
*	Zendesk Inc.	2,616	210
*	F5 Networks Inc.	1,617	208
	Cypress Semiconductor Corp.	8,848	204
*	Coupa Software Inc.	1,460	203
*	HubSpot Inc.	1,012	202
*	Guidewire Software Inc.	2,014	194
*	Dell Technologies Inc.	3,713	191
*	DocuSign Inc. Class A	4,074	190
*	PTC Inc.	2,801	183
*	ON Semiconductor Corp.	10,240	182
	DXC Technology Co.	5,053	168
*	Alteryx Inc. Class A	1,161	165
	Monolithic Power Systems Inc.	1,064	160
*	Proofpoint Inc.	1,396	159
*	Ciena Corp.	3,775	154
	Entegris Inc.	3,356	144
*	InterXion Holding NV	1,712	139
*	Medidata Solutions Inc.	1,488	136
	Science Applications International Corp.	1,509	133
	CDK Global Inc.	3,044	131
*	Manhattan Associates Inc.	1,579	130
*	RealPage Inc.	2,044	130
*	Mellanox Technologies Ltd.	1,099	118
*	Silicon Laboratories Inc.	1,078	117
*	MongoDB Inc.	766	117
*	Pure Storage Inc. Class A	7,120	116
	Blackbaud Inc.	1,266	115
*	ViaSat Inc.	1,434	114
*	Cree Inc.	2,639	113
*	Anaplan Inc.	2,045	111
*	Wix.com Ltd.	778	109
	MKS Instruments Inc.	1,382	108
*	Lumentum Holdings Inc.	1,902	106
*	Zscaler Inc.	1,532	105
*	Ceridian HCM Holding Inc.	1,820	105
	j2 Global Inc.	1,218	103
*	Q2 Holdings Inc.	1,129	102
*	NCR Corp.	3,186	100
*	CyberArk Software Ltd.	871	98
	Perspecta Inc.	3,699	96
*	Teradata Corp.	3,093	95
	Cabot Microelectronics Corp.	763	95
*	Tech Data Corp.	1,008	93
*	Five9 Inc.	1,465	93
	SYNNEX Corp.	1,086	91
	Power Integrations Inc.	973	87
*	Elastic NV	979	86
*	Verint Systems Inc.	1,590	85
	LogMeIn Inc.	1,248	83
*	Cirrus Logic Inc.	1,506	81
*	ACI Worldwide Inc.	2,678	80
*	Viavi Solutions Inc.	5,728	80
*	Globant SA	817	78
*	Envestnet Inc.	1,294	74
*	Cornerstone OnDemand Inc.	1,369	71
*	Qualys Inc.	888	71
*	Semtech Corp.	1,681	71
	Cogent Communications Holdings Inc.	1,145	70
*	FireEye Inc.	5,061	68
*	Box Inc.	4,640	68
	Pegasystems Inc.	965	68
*	Everbridge Inc.	772	67
*	Finisar Corp.	2,881	65
*	Rapid7 Inc.	1,210	65
*	Lattice Semiconductor Corp.	3,200	63
*	Acacia Communications Inc.	933	59
*	Inphi Corp.	940	58
*	Blackline Inc.	1,067	54
	Brooks Automation Inc.	1,626	54
*	Cloudera Inc.	7,001	50
*	EchoStar Corp. Class A	1,114	47
*	SailPoint Technologies Holding Inc.	2,082	47
*	Varonis Systems Inc.	681	47
*	Bottomline Technologies DE Inc.	1,121	46
	InterDigital Inc.	934	46
*	Advanced Energy Industries Inc.	829	43
*	Yext Inc.	2,672	42
*	Alarm.com Holdings Inc.	880	42
*	Premier Inc. Class A	1,171	41
*	Diodes Inc.	1,059	39
	Progress Software Corp.	1,021	39
*	Allscripts Healthcare Solutions Inc.	4,034	37
*	NetScout Systems Inc.	1,653	37
*	Insight Enterprises Inc.	757	36
*	Synaptics Inc.	1,068	34
	NIC Inc.	1,575	33
	CSG Systems International Inc.	608	33
*	Rambus Inc.	2,583	32
*	NETGEAR Inc.	909	32
*	Cray Inc.	879	31
*	MaxLinear Inc.	1,509	30
*	MicroStrategy Inc. Class A	201	29
	Ebix Inc.	765	27
*	Stratasys Ltd.	1,136	27

22

ESG U.S. Stock ETF

			Market
			Value•
		Shares	($000)
*	Infinera Corp.	5,042	27
*	Perficient Inc.	708	26
*	Blucora Inc.	1,140	26
*	Virtusa Corp.	703	25
	Kulicke & Soffa Industries Inc.	1,208	25
*	Shutterstock Inc.	707	25
	TiVo Corp.	3,119	23
*	Mimecast Ltd.	523	21
*	ScanSource Inc.	752	21
	ADTRAN Inc.	2,003	21
*	Amkor Technology Inc.	2,268	20
	Monotype Imaging Holdings Inc.	999	20
	Pitney Bowes Inc.	5,514	20
	Xperi Corp.	1,027	19
*	NextGen Healthcare Inc.	1,289	18
*	SolarWinds Corp.	1,066	18
*	Endurance International Group Holdings Inc.	3,091	16
*	New Relic Inc.	216	12
*	Loral Space & Communications Inc.	292	11
*	CommScope Holding Co. Inc.	140	1
			150,497
Telecommunications (2.3%)
	AT&T Inc.	181,454	6,398
	Verizon Communications Inc.	102,859	5,982
*	T-Mobile US Inc.	7,816	610
	CenturyLink Inc.	28,561	325
*	Zayo Group Holdings Inc.	5,529	186
*	Sprint Corp.	13,567	92
*	Vonage Holdings Corp.	5,827	77
	Telephone & Data Systems Inc.	2,580	65
*	Iridium Communications Inc.	2,563	62
*	8x8 Inc.	2,117	52
	Shenandoah Telecommunications Co.	1,038	33
*	Intelsat SA	1,459	30
	ATN International Inc.	373	21
*	GTT Communications Inc.	1,709	16
	Consolidated Communications Holdings Inc.	3,223	13
*	United States Cellular Corp.	220	8
			13,970
Utilities (1.4%)
	Sempra Energy	6,782	961
	Consolidated Edison Inc.	8,100	720
	Edison International	8,615	623
	Eversource Energy	7,709	618
	American Water Works Co. Inc.	4,362	555
	PPL Corp.	17,896	529
	CMS Energy Corp.	6,802	429
	CenterPoint Energy Inc.	12,564	348
	Atmos Energy Corp.	2,898	319
	Alliant Energy Corp.	5,613	294
	NiSource Inc.	9,345	276
	AES Corp.	16,729	256
	UGI Corp.	5,170	252
	Aqua America Inc.	5,288	234
	Portland General Electric Co.	2,535	144
	IDACORP Inc.	1,297	142
	Hawaiian Electric Industries Inc.	3,078	137
	Southwest Gas Holdings Inc.	1,292	118
	NorthWestern Corp.	1,595	116
	ONE Gas Inc.	1,216	111
	New Jersey Resources Corp.	2,221	102
	American States Water Co.	1,091	101
	Spire Inc.	1,163	99
	Ormat Technologies Inc.	1,073	80
	California Water Service Group	1,375	78
	MGE Energy Inc.	1,016	77
	South Jersey Industries Inc.	2,369	77
	Avista Corp.	1,599	75
	El Paso Electric Co.	992	66
	Avangrid Inc.	1,253	63
	Pattern Energy Group Inc. Class A	2,043	55
	SJW Group	751	51
	Northwest Natural Holding Co.	513	37
*	Evoqua Water Technologies Corp.	1,935	30
	Atlantica Yield plc	1,211	29
	TerraForm Power Inc. Class A	1,149	19
			8,221
Total Common Stocks (Cost $563,119)			593,194
Temporary Cash Investment (0.2%)[1]
Money Market Fund (0.2%)
2,3	Vanguard Market Liquidity Fund, 2.249% (Cost $1,237)	12,368	1,237
Total Investments (100.0%) (Cost $564,356)			594,431

23

ESG U.S. Stock ETF

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	27
Receivables for Accrued Income	714
Receivables for Capital Shares Issued	86
Other Assets[4]	115
Total Other Assets	942
Liabilities
Payables for Investment Securities Purchased	(7)
Collateral for Securities on Loan	(798)
Payables to Vanguard	(33)
Variation Margin Payable—Futures Contracts	(1)
Total Liabilities	(839)
Net Assets (100%)
Applicable to 11,600,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	594,534
Net Asset Value Per Share	$51.25

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	564,704
Total Distributable Earnings (Loss)	29,830
Net Assets	594,534

•       See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^       Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $790,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $798,000 of collateral received for securities on loan.

4   Cash of $44,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	7		1,024	10

See accompanying Notes, which are an integral part of the Financial Statements.

24

ESG U.S. Stock ETF

Statement of Operations

September 18, 2018[1] to
August 31, 2019
($000)
Investment Income
Income
Dividends	4,542
Interest[2]	5
Security Lending	2
Total Income	4,549
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative	220
Marketing and Distribution	14
Custodian Fees	28
Auditing Fees	17
Shareholders’ Reports	5
Trustees’ Fees and Expenses	—
Total Expenses	316
Expenses Paid Indirectly	(11)
Net Expenses	305
Net Investment Income	4,244
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,056)
Futures Contracts	5
Realized Net Gain (Loss)	(2,051)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	30,075
Futures Contracts	10
Change in Unrealized Appreciation (Depreciation)	30,085
Net Increase (Decrease) in Net Assets Resulting from Operations	32,278

1   Inception.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

25

ESG U.S. Stock ETF

Statement of Changes in Net Assets

September 18, 2018[1] to
August 31, 2019
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,244
Realized Net Gain (Loss)	(2,051)
Change in Unrealized Appreciation (Depreciation)	30,085
Net Increase (Decrease) in Net Assets Resulting from Operations	32,278
Distributions
Net Investment Income	(2,448)
Realized Capital Gain	—
Total Distributions	(2,448)
Capital Share Transactions
Issued	564,704
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	564,704
Total Increase (Decrease)	594,534
Net Assets
Beginning of Period	—
End of Period	594,534

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

26

ESG U.S. Stock ETF

Financial Highlights

September 18, 2018[1] to
For a Share Outstanding Throughout the Period	August 31, 2019
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income[2]	.792
Net Realized and Unrealized Gain (Loss) on Investments	.868
Total from Investment Operations	1.660
Distributions
Dividends from Net Investment Income	(.410)
Distributions from Realized Capital Gains	—
Total Distributions	(.410)
Net Asset Value, End of Period	$51.25

Total Return	3.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$595
Ratio of Total Expenses to Average Net Assets	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.67%[3]
Portfolio Turnover Rate	6%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

27

ESG U.S. Stock ETF

Notes to Financial Statements

Vanguard ESG U.S.Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2019, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

28

ESG U.S. Stock ETF

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $27,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

29

ESG U.S. Stock ETF

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $11,000 (an annual rate of 0.00% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,796
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,040)
Net Unrealized Gains (Losses)	30,075

30

ESG U.S. Stock ETF

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	564,356
Gross Unrealized Appreciation	50,266
Gross Unrealized Depreciation	(20,191)
Net Unrealized Appreciation (Depreciation)	30,075

F.   During the period ended August 31, 2019, the fund purchased $583,391,000 of investment securities and sold $18,201,000 of investment securities, other than temporary cash investments. Purchases and sales include $248,268,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.   Capital shares issued and redeemed were:

September 18, 2018[1] to
August 31, 2019
Shares
(000)
Issued	11,600
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	11,600

1 Inception.

At August 31, 2019, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S. Stock ETF

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard ESG U.S. Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 24, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

32

Special 2019 tax information (unaudited) for Vanguard ESG U.S. Stock ETF

This information for the period ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,377,000 of qualified dividend income to shareholders during the period.

For corporate shareholders, 92.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

33

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard ESG U.S. Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that, while the fund had not yet been in existence for a full fiscal year, the fund’s estimated expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses were also well below the peer-group average.

34

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “ MTS®”,” FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q43930 102019

Annual Report | August 31, 2019 Vanguard ESG International Stock ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	64

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     From its inception on September 18, 2018, to August 31, 2019, Vanguard ESG International Stock ETF returned –2.36%, roughly in line with the –2.19% return of its benchmark.

•     The ETF’s investment objective is to closely track the performance of its market-cap-weighted benchmark index. The index is composed of large-, mid-, and small-capitalization stocks in developed and emerging markets excluding the United States that are screened for certain environmental, social, and corporate governance criteria by the index sponsor, which is independent of Vanguard.

•     International stocks were buffeted by signs of decelerating growth, flare-ups in trade disputes, heightened international tensions with Iran, and uncertainty regarding Brexit. Positive returns from utilities and consumer services were unable to offset declines in basic materials and industrials. Results from Canada and emerging markets were positive, while Europe and the Pacific finished in the red.

•     In June 2019, an issue in the screening methodology used by the fund’s benchmark provider, FTSE Russell, resulted in the erroneous inclusion of securities in the benchmark followed by the fund. FTSE resolved the issue and subsequently updated the benchmark. Vanguard promptly took action to sell the stocks and align the fund’s holdings with the corrected data. The fund held the stocks between June 21, 2019, and August 5, 2019. The issue and subsequent correction did not have a material impact on the fund’s performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
ESG International Stock ETF	2/28/2019	8/31/2019	Period
Based on Actual Fund Return	$1,000.00	$999.56	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in that period, then divided by the number of days in the most recent 12-month period (184/365).

4

ESG International Stock ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 18, 2018, Through August 31, 2019

Initial Investment of $10,000

	Total Returns
	Period Ended August 31, 2019
	Since	Final Value
	Inception	of a $10,000
	(9/18/2018)	Investment
ESG International Stock ETF Net Asset Value	-2.36%	$9,764
ESG International Stock ETF Market Price	-1.99	9,801
FTSE Global All Cap ex US Choice Index	-2.19	9,781
FTSE Global All Cap ex US Index	-2.84	9,716

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

ESG International Stock ETF

Sector Diversification

As of August 31, 2019

Basic Materials	5.3%
Consumer Goods	15.1
Consumer Services	10.3
Financials	28.7
Health Care	9.4
Industrials	12.2
Oil & Gas	1.8
Technology	10.9
Telecommunications	4.4
Utilities	1.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

6

ESG International Stock ETF

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Australia (5.1%)
	Commonwealth Bank of Australia	43,031	2,289
	CSL Ltd.	11,466	1,857
	Westpac Banking Corp.	84,363	1,601
	Australia & New Zealand Banking Group Ltd.	69,530	1,251
	National Australia Bank Ltd.	67,571	1,245
	Transurban Group	64,388	648
	Macquarie Group Ltd.	7,512	626
	Newcrest Mining Ltd.	21,791	545
	Goodman Group	48,258	471
	Amcor plc	39,717	387
	ASX Ltd.	6,416	373
	Scentre Group	136,368	371
	Insurance Australia Group Ltd.	63,627	345
	Suncorp Group Ltd.	35,355	328
	Brambles Ltd.	43,155	328
	QBE Insurance Group Ltd.	37,836	319
	Dexus	33,016	287
	Telstra Corp. Ltd.	112,485	282
	Sonic Healthcare Ltd.	14,014	277
	GPT Group	62,685	270
	APA Group	35,116	260
	Cochlear Ltd.	1,757	257
	Fortescue Metals Group Ltd.	45,425	245
	Orica Ltd.	15,389	223
	James Hardie Industries plc	14,664	222
	Medibank Pvt Ltd.	89,696	220
	Sydney Airport	36,588	207
	Lendlease Group	17,852	205
	SEEK Ltd.	14,100	193
	Vicinity Centres	110,193	192
	Ramsay Health Care Ltd.	4,060	179
	Alumina Ltd.	117,052	171
	Northern Star Resources Ltd.	20,740	167
	Bendigo & Adelaide Bank Ltd.	21,824	164
	Computershare Ltd.	15,692	163
	BlueScope Steel Ltd.	18,890	159
	Incitec Pivot Ltd.	69,874	151
	Caltex Australia Ltd.	9,214	149
	Downer EDI Ltd.	28,271	147
	Orora Ltd.	69,391	130
	Bank of Queensland Ltd.	20,411	126
*	Afterpay Touch Group Ltd.	5,940	124
	Mirvac Group	57,543	124
	AMP Ltd.	107,327	122
	Boral Ltd.	41,255	118
	Stockland	36,209	110
	Challenger Ltd.	17,749	80
	Magellan Financial Group Ltd.	1,961	67
	Charter Hall Group	7,728	66
	nib holdings Ltd.	11,992	60
	Evolution Mining Ltd.	16,857	59
*	Xero Ltd.	1,338	57
	REA Group Ltd.	810	57
	Atlas Arteria Ltd.	9,847	56
	Ansell Ltd.	2,932	54
	ALS Ltd.	9,769	51
	JB Hi-Fi Ltd.	2,216	49
	Qube Holdings Ltd.	22,597	49
	Cromwell Property Group	55,723	46
	Qantas Airways Ltd.	10,685	44
	Shopping Centres Australasia Property Group	24,723	44
	Altium Ltd.	1,715	42
	carsales.com Ltd.	3,967	42
	AusNet Services	34,110	41
	Steadfast Group Ltd.	15,232	38
	Appen Ltd.	2,076	36
	Independence Group NL	9,793	36
	Domino’s Pizza Enterprises Ltd.	1,210	35
	Iluka Resources Ltd.	7,215	35

7

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	OZ Minerals Ltd.	5,624	35
*	Saracen Mineral Holdings Ltd.	13,963	34
	Link Administration Holdings Ltd.	8,893	33
	Flight Centre Travel Group Ltd.	1,027	32
	Metcash Ltd.	16,281	32
	Cleanaway Waste Management Ltd.	22,390	31
	Harvey Norman Holdings Ltd.	10,504	31
	Nine Entertainment Co. Holdings Ltd.	22,766	30
	Reliance Worldwide Corp. Ltd.	11,532	30
	Bapcor Ltd.	6,578	30
	WiseTech Global Ltd.	1,165	29
	IRESS Ltd.	3,425	29
	CSR Ltd.	10,256	27
	Pendal Group Ltd.	5,946	27
	TPG Telecom Ltd.	5,848	26
	Regis Resources Ltd.	7,440	26
*	NEXTDC Ltd.	6,393	26
	IDP Education Ltd.	2,294	26
	Sims Metal Management Ltd.	3,306	26
	Monadelphous Group Ltd.	2,354	25
	Premier Investments Ltd.	2,430	24
	Breville Group Ltd.	2,187	24
*	Vocus Group Ltd.	10,984	24
	St. Barbara Ltd.	10,452	23
	Pro Medicus Ltd.	901	22
	IPH Ltd.	3,562	22
	GrainCorp Ltd. Class A	4,098	22
	Southern Cross Media Group Ltd.	26,454	22
	Perpetual Ltd.	906	22
	Mineral Resources Ltd.	2,416	21
*	Lynas Corp. Ltd.	13,034	21
*	Nufarm Ltd.	6,358	21
^	IOOF Holdings Ltd.	5,818	20
	Abacus Property Group	7,284	19
	Ausdrill Ltd.	14,365	19
2	Viva Energy Group Ltd.	14,270	19
	Adelaide Brighton Ltd.	8,530	18
	Technology One Ltd.	3,371	17
	National Storage REIT	13,356	16
	Webjet Ltd.	1,973	16
*	Gold Road Resources Ltd.	18,199	16
*	nearmap Ltd.	8,680	16
	GUD Holdings Ltd.	2,503	15
	Healius Ltd.	6,810	15
*	Clinuvel Pharmaceuticals Ltd.	794	14
	NRW Holdings Ltd.	8,414	14
*	Perseus Mining Ltd.	25,627	13
*	Nanosonics Ltd.	2,892	13
	Costa Group Holdings Ltd.	5,932	13
	Platinum Asset Management Ltd.	4,754	12
	Corporate Travel Management Ltd.	1,020	12
	InvoCare Ltd.	1,072	11
	Domain Holdings Australia Ltd.	4,494	10
	G8 Education Ltd.	5,178	9
	ERM Power Ltd.	5,262	9
*	Westgold Resources Ltd.	5,456	9
	Bingo Industries Ltd.	5,636	9
	Automotive Holdings Group Ltd.	3,633	8
	Super Retail Group Ltd.	1,274	8
*	Mount Gibson Iron Ltd.	15,479	7
	Vita Group Ltd.	8,753	7
*	Resolute Mining Ltd.	6,399	7
	Infigen Energy	17,920	7
	Service Stream Ltd.	3,335	6
	Collins Foods Ltd.	1,100	6
	McMillan Shakespeare Ltd.	588	6
	Elders Ltd.	1,368	6
	A2B Australia Ltd.	6,078	6
	Lovisa Holdings Ltd.	728	6
	Blackmores Ltd.	119	6
*	Mesoblast Ltd.	5,919	6
	Aurelia Metals Ltd.	15,765	6
	Western Areas Ltd.	3,185	5
*	Myer Holdings Ltd.	14,953	5
	Accent Group Ltd.	4,783	5
	Sigma Healthcare Ltd.	11,549	5
	GWA Group Ltd.	2,234	5
	FlexiGroup Ltd.	3,882	5
	Aveo Group	3,350	5
*,^,§	Pilbara Minerals Ltd.	19,643	5
*	Liquefied Natural Gas Ltd.	40,540	5
	HUB24 Ltd.	546	5
*	Emeco Holdings Ltd.	3,482	4
	Netwealth Group Ltd.	852	4
*	Mayne Pharma Group Ltd.	14,606	4
*	Dacian Gold Ltd.	5,742	4
	Bega Cheese Ltd.	1,592	4
	Sandfire Resources NL	1,019	4
	Eclipx Group Ltd.	3,881	4
*	Pact Group Holdings Ltd.	2,475	4
*	Orocobre Ltd.	2,419	4
*	Syrah Resources Ltd.	6,123	3

8

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	Bellamy’s Australia Ltd.	507	3
	Decmil Group Ltd.	3,820	2
	SpeedCast International Ltd.	1,969	1
			21,172
Austria (0.2%)
	Erste Group Bank AG	8,836	284
	Raiffeisen Bank International AG	5,455	119
	Verbund AG	986	59
	Wienerberger AG	2,114	49
	IMMOFINANZ AG	1,648	46
	CA Immobilien Anlagen AG	1,176	41
	UNIQA Insurance Group AG	4,150	37
2	BAWAG Group AG	893	34
	Oesterreichische Post AG	888	32
	ANDRITZ AG	852	30
	Lenzing AG	258	24
	Telekom Austria AG Class A	3,162	24
	DO & CO AG	177	17
	Schoeller-Bleckmann Oilfield Equipment AG	215	14
*	Zumtobel Group AG	1,379	10
			820
Belgium (0.6%)
	KBC Group NV	7,389	428
	Ageas	6,042	324
	UCB SA	3,576	267
	Solvay SA Class A	2,467	249
	Ackermans & van Haaren NV	1,358	197
	Proximus SADP	6,350	188
*	Argenx SE	1,388	182
	KBC Ancora	3,408	135
	Groupe Bruxelles Lambert SA	864	81
	Aedifica SA	618	70
	Cofinimmo SA	409	57
	Gimv NV	870	52
	Elia System Operator SA/NV	601	50
	Telenet Group Holding NV	757	38
	Barco NV	159	34
	Colruyt SA	593	30
	Ontex Group NV	1,398	23
	D’ieteren SA/NV	450	23
	bpost SA	1,995	20
	Melexis NV	300	19
	Kinepolis Group NV	303	17
*	AGFA-Gevaert NV	3,906	15
	Euronav NV	1,897	15
	Econocom Group SA/NV	3,447	10
*	Tessenderlo Chemie NV (Voting Shares)	292	9
	Montea C.V.A	69	6
	Bekaert SA	209	6
*	Mithra Pharmaceuticals SA	173	5
*	Ion Beam Applications	151	3
			2,553
Brazil (1.9%)
	Itau Unibanco Holding SA Preference Shares	120,500	988
	Banco Bradesco SA Preference Shares	106,320	846
	B3 SA - Brasil Bolsa Balcao	55,100	596
	Lojas Renner SA	27,720	338
	Banco do Brasil SA	28,400	317
	Itausa - Investimentos Itau SA Preference Shares	97,700	290
	Magazine Luiza SA	26,560	233
	Localiza Rent a Car SA	17,275	196
	Banco Bradesco SA	26,020	190
	IRB Brasil Resseguros S/A	6,140	161
*	BRF SA	16,600	153
	BR Malls Participacoes SA	43,900	143
	BB Seguridade Participacoes SA	17,700	140
*	Rumo SA	25,000	133
	Raia Drogasil SA	5,400	120
	Cia de Saneamento Basico do Estado de Sao Paulo	9,600	120
	CCR SA	28,900	113
	Lojas Americanas SA	32,300	112
	Ultrapar Participacoes SA	27,000	107
	Hypera SA	13,700	106
	Kroton Educacional SA	42,900	104
	Petrobras Distribuidora SA	15,014	104
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	4,900	104
	Banco Santander Brasil SA	9,900	102
	Notre Dame Intermedica Participacoes SA	6,995	95
	Cia Energetica de Minas Gerais	21,300	90
	Suzano SA	12,600	89
	Banco BTG Pactual SA	6,021	85
*	Azul SA Prior Preference Shares.	6,900	78
	Telefonica Brasil SA Preference Shares	5,500	71
	Klabin SA	17,900	65
	Cia Siderurgica Nacional SA	17,200	60
	Natura Cosmeticos SA	3,500	56
	Equatorial Energia SA	2,100	49
	Sul America SA	4,000	47
	TIM Participacoes SA	14,300	42

9

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Lojas Americanas SA Preference Shares	8,900	40
	Cielo SA	20,600	39
	YDUQS Part	4,800	36
*	B2W Cia Digital	3,200	36
	TOTVS SA	2,647	34
	Cia de Saneamento do Parana Preference Shares	8,100	34
	WEG SA	6,200	34
	Engie Brasil Energia SA	3,000	33
	Cia Energetica de Minas Gerais Preference Shares	9,100	32
	Cosan SA	2,600	31
	EDP - Energias do Brasil SA	6,300	31
	CVC Brasil Operadora e Agencia de Viagens SA	2,300	29
	Light SA	6,000	29
	MRV Engenharia e Participacoes SA	6,000	29
	Atacadao SA	5,300	29
	Iguatemi Empresa de Shopping Centers SA	2,500	28
	Metalurgica Gerdau SA Preference Shares Class A	18,000	27
	Bradespar SA Preference Shares	3,900	27
	Qualicorp Consultoria e Corretora de Seguros SA	3,700	26
	Cia de Saneamento de Minas Gerais-COPASA	1,500	25
	Santos Brasil Participacoes SA	14,700	24
	Cia Energetica de Sao Paulo Preference Shares	3,500	24
	Porto Seguro SA	1,700	23
	Transmissora Alianca de Energia Eletrica SA	3,200	22
	Cia Hering	2,700	22
	Linx SA	2,700	21
	Multiplan Empreendimentos Imobiliarios SA	3,300	21
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,400	21
	Banco do Estado do Rio Grande do Sul SA Preference Shares	3,700	20
*	Gol Linhas Aereas Inteligentes SA Preference Shares	2,500	20
	Fleury SA	3,400	20
	Duratex SA	6,100	20
*	Via Varejo SA	9,600	18
	Cia Paranaense de Energia	1,300	18
	Cia de Locacao das Americas	1,300	17
	EcoRodovias Infraestrutura e Logistica SA	5,700	17
	BK Brasil Operacao e Assessoria a Restaurantes SA	3,400	16
	Odontoprev SA	3,700	15
	Banco Inter SA	1,000	15
	Anima Holding SA	2,900	15
	Arezzo Industria e Comercio SA	1,200	14
2	Ser Educacional SA	2,500	14
	Ez Tec Empreendimentos e Participacoes SA	1,500	14
	M Dias Branco SA	1,600	14
*	Even Construtora e Incorporadora SA	5,100	14
	Alupar Investimento SA	2,100	13
	Movida Participacoes SA	3,400	13
	Cia Paranaense de Energia Preference Shares	1,000	13
*	Marfrig Global Foods SA	6,100	12
	Randon Participacoes SA Preference Shares	5,100	12
	Instituto Hermes Pardini SA	2,000	12
	Aliansce Sonae Shopping Centers sa	1,260	11
*	Alpargatas SA Preference Shares	1,900	11
*	Cosan Logistica SA	2,300	11
	Marcopolo SA Preference Shares	12,600	11
	Direcional Engenharia SA	3,500	11
	Construtora Tenda SA	1,700	10
	Energisa SA	900	10
	Wiz Solucoes e Corretagem de Seguros SA	3,500	10
*	Minerva SA	4,900	10
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	1,600	10
	AES Tiete Energia SA	3,300	10
	Usinas Siderurgicas de Minas Gerais SA Preference Shares	4,400	8
	Sao Martinho SA	1,300	6
	Iochpe Maxion SA	1,100	5
	Smiles Fidelidade SA	500	4
	Unipar Carbocloro SA Preference Shares	583	4
	SLC Agricola SA	1,000	4

10

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
2	Banco Inter SA Preference Shares	800	4
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,000	3
			7,959
Canada (7.8%)
	Royal Bank of Canada	33,311	2,491
	Toronto-Dominion Bank	43,368	2,352
	Enbridge Inc.	49,707	1,663
	Canadian National Railway Co. (Toronto Shares)	17,297	1,593
	Bank of Nova Scotia	28,252	1,502
	TC Energy Corp.	23,305	1,194
	Bank of Montreal	14,726	1,009
*	Shopify Inc. Class A	2,565	988
	Canadian Pacific Railway Ltd.	3,604	868
^	Manulife Financial Corp.	48,505	805
	Canadian Imperial Bank of Commerce	10,169	788
	Nutrien Ltd.	14,667	739
	Alimentation Couche-Tard Inc. Class B	10,902	686
	Waste Connections Inc.	6,584	605
^	Sun Life Financial Inc.	14,469	593
	Pembina Pipeline Corp.	15,097	553
*	CGI Inc.	6,481	508
	Rogers Communications Inc. Class B	9,094	450
	Fortis Inc.	10,859	448
	Agnico Eagle Mines Ltd.	6,985	437
	Magna International Inc.	8,361	419
	Wheaton Precious Metals Corp.	13,035	383
	Intact Financial Corp.	3,892	380
	Restaurant Brands International Inc. (XTSE)	4,744	372
	National Bank of Canada	7,781	365
	Open Text Corp.	9,066	355
	Thomson Reuters Corp.	4,981	342
	Fairfax Financial Holdings Ltd.	750	334
^	Inter Pipeline Ltd.	16,322	298
	Shaw Communications Inc. Class B	15,054	286
	Loblaw Cos. Ltd.	5,220	286
	BCE Inc.	5,840	276
	Kirkland Lake Gold Ltd.	5,620	273
	Algonquin Power & Utilities Corp.	19,915	260
	RioCan REIT	12,902	257
	Dollarama Inc.	6,680	256
	Gildan Activewear Inc.	6,960	255
	Canadian Apartment Properties REIT	5,937	239
	H&R REIT	13,730	233
	George Weston Ltd.	2,791	227
2	Hydro One Ltd.	11,843	220
	CAE Inc.	8,316	218
	CCL Industries Inc. Class B	4,665	211
	Empire Co. Ltd.	7,620	210
*	Kinross Gold Corp.	38,673	192
	Saputo Inc.	6,181	186
	Granite REIT	3,882	186
	Canadian Tire Corp. Ltd. Class A	1,769	179
	iA Financial Corp. Inc.	4,296	179
	Ritchie Bros Auctioneers Inc.	4,427	175
	Atco Ltd.	4,890	175
	Choice Properties REIT	16,523	172
	Finning International Inc.	9,658	167
	Toromont Industries Ltd.	3,481	167
	Chartwell Retirement Residences	14,846	166
	Metro Inc.	3,520	149
	Canadian Utilities Ltd. Class A	5,140	148
	Emera Inc.	3,400	147
	Power Financial Corp.	6,730	144
	CI Financial Corp.	9,851	141
^	Great-West Lifeco Inc.	6,160	131
*	BlackBerry Ltd.	18,066	124
	Lundin Mining Corp.	25,571	122
	First Quantum Minerals Ltd.	19,870	122
*	Bombardier Inc. Class B	63,548	82
	TELUS Corp.	2,210	80
*	Canada Goose Holdings Inc.	1,925	72
	SmartCentres REIT	2,900	69
	TMX Group Ltd.	784	68
*	Air Canada Class B	2,000	67
*	B2Gold Corp.	18,700	67
	Yamana Gold Inc.	18,400	66
	First Capital Realty Inc.	3,300	55
	Dream Global REIT	5,000	54
*	Detour Gold Corp.	3,000	54
*	IAMGOLD Corp.	14,345	54
	Boyd Group Income Fund	400	54
*	Descartes Systems Group Inc.	1,500	53
	Element Fleet Management Corp.	6,600	53
	FirstService Corp.	500	52
	Alamos Gold Inc. Class A	7,300	51
	Northview Apartment REIT	2,200	49
	Quebecor Inc. Class B	2,100	47

11

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Canadian Western Bank	1,800	43
	Maple Leaf Foods Inc.	1,800	43
	Innergex Renewable Energy Inc.	3,700	41
	IGM Financial Inc.	1,500	41
	Colliers International Group Inc.	600	40
*	NovaGold Resources Inc.	5,100	38
	Cominar REIT	4,000	38
	Premium Brands Holdings Corp.	500	37
*	First Majestic Silver Corp.	3,200	35
*	Pretium Resources Inc.	2,568	34
	Boardwalk REIT	1,000	33
*	SSR Mining Inc.	2,000	33
	WestJet Airlines Ltd.	1,400	32
	Osisko Gold Royalties Ltd.	2,500	32
	Eldorado Gold Corp.	3,400	31
	Genworth MI Canada Inc.	800	30
	BRP Inc.	836	30
*	Ivanhoe Mines Ltd.	10,700	30
	Gibson Energy Inc.	1,700	29
*	Kinaxis Inc.	500	29
	Superior Plus Corp.	3,300	29
	West Fraser Timber Co. Ltd.	756	27
	Laurentian Bank of Canada	800	26
*	Alacer Gold Corp.	5,900	26
	OceanaGold Corp.	10,300	25
	Cogeco Communications Inc.	300	24
*	Torex Gold Resources Inc.	1,400	22
*	SEMAFO Inc.	5,600	21
	Cineplex Inc.	1,100	20
	Norbord Inc.	800	20
*	Home Capital Group Inc. Class B	1,000	19
	NFI Group Inc.	800	17
	Hudbay Minerals Inc.	5,200	17
	Corus Entertainment Inc. Class B	4,379	17
*	Endeavour Mining Corp.	800	16
*	Canfor Corp.	1,300	15
	Transcontinental Inc. Class A	1,400	15
*	Celestica Inc.	2,100	14
	Restaurant Brands International Inc. (XNYS)	171	13
	ECN Capital Corp.	3,629	13
	Winpak Ltd.	300	11
	ShawCor Ltd.	800	10
	Enerflex Ltd.	1,000	9
	Cascades Inc.	1,000	8
	Pason Systems Inc.	700	8
	Hudson’s Bay Co.	774	6
	Secure Energy Services Inc.	1,400	6
	Martinrea International Inc.	700	5
	Mullen Group Ltd.	700	5
	CES Energy Solutions Corp.	3,200	5
*	Precision Drilling Corp.	3,500	4
	Ensign Energy Services Inc.	1,400	3
			32,721
Chile (0.2%)
	Banco Santander Chile	2,239,042	160
	Enel Americas SA	928,112	152
	SACI Falabella	17,981	101
	Banco de Chile	703,473	100
	Empresas CMPC SA	34,013	79
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	2,738	68
	Latam Airlines Group SA	5,967	50
	Banco de Credito e Inversiones SA	704	44
	Parque Arauco SA	14,965	42
	Itau CorpBanca	4,570,258	35
	Cencosud SA	23,410	35
	Enel Chile SA	381,975	33
	Inversiones Aguas Metropolitanas SA	20,849	29
	Aguas Andinas SA Class A	49,742	27
	Colbun SA	144,982	26
*	Cia Sud Americana de Vapores SA	662,004	22
	CAP SA	1,975	16
	SONDA SA	12,795	15
	Empresas Tricot SA	8,695	8
	Besalco SA	3,622	2
	Salfacorp SA	2,336	2
			1,046
China (5.8%)
	Tencent Holdings Ltd.	140,700	5,809
*	Alibaba Group Holding Ltd. ADR	30,281	5,300
	China Mobile Ltd.	123,500	1,022
*	Baidu Inc. ADR	7,210	753
*	JD.com Inc. ADR	19,652	599
*	New Oriental Education & Technology Group Inc. ADR	3,454	392
	China Overseas Land & Investment Ltd.	124,000	391
	China Resources Land Ltd.	84,000	341
	ANTA Sports Products Ltd.	41,000	340
	Shenzhou International Group Holdings Ltd.	24,800	336
*	TAL Education Group ADR	9,099	324
	Sino Biopharmaceutical Ltd.	198,000	293

12

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	PICC Property & Casualty Co. Ltd.	236,000	270
	Sunny Optical Technology Group Co. Ltd.	18,000	248
	ENN Energy Holdings Ltd.	21,600	246
	Sunac China Holdings Ltd.	61,000	243
*,2	Wuxi Biologics Cayman Inc.	22,500	236
	China Unicom Hong Kong Ltd.	236,000	234
	Geely Automobile Holdings Ltd.	148,000	228
	Country Garden Holdings Co. Ltd.	177,000	219
2	Longfor Group Holdings Ltd.	59,000	210
	China Conch Venture Holdings Ltd.	62,000	206
	China Telecom Corp. Ltd.	438,000	196
	Hengan International Group Co. Ltd.	29,000	191
	ZTO Express Cayman Inc. ADR	9,118	187
	Sinopharm Group Co. Ltd.	48,400	175
	China National Building Material Co. Ltd.	194,000	166
	Shimao Property Holdings Ltd.	53,500	151
	Far East Horizon Ltd.	169,000	151
*	Autohome Inc. ADR	1,704	148
	China Evergrande Group	71,000	147
*	58.com Inc. ADR	2,688	145
*	BeiGene Ltd. ADR	984	141
	China Taiping Insurance Holdings Co. Ltd.	59,200	133
	Momo Inc. ADR	3,551	131
	China Cinda Asset Management Co. Ltd.	609,000	126
*	Vipshop Holdings Ltd. ADR	14,189	119
2	China Resources Pharmaceutical Group Ltd.	110,000	113
	Zhuzhou CRRC Times Electric Co. Ltd.	24,700	98
*,2	3SBio Inc.	63,000	97
*	YY Inc. ADR	1,631	93
2	People’s Insurance Co. Group of China Ltd.	235,000	92
	Li Ning Co. Ltd.	30,500	90
	Guangdong Investment Ltd.	42,000	88
	Kingdee International Software Group Co. Ltd.	98,000	88
	China Resources Gas Group Ltd.	14,000	69
*	Alibaba Health Information Technology Ltd.	68,000	64
	Yihai International Holding Ltd.	9,000	54
	Brilliance China Automotive Holdings Ltd.	48,000	51
*	China Biologic Products Holdings Inc.	500	50
	China Jinmao Holdings Group Ltd.	88,000	49
	Beijing Enterprises Water Group Ltd.	92,000	48
	Yangzijiang Shipbuilding Holdings Ltd.	70,500	46
	Haier Electronics Group Co. Ltd.	17,000	44
*	iQIYI Inc. ADR	2,100	38
	Shandong Weigao Group Medical Polymer Co. Ltd.	36,000	37
*	Genscript Biotech Corp.	16,000	36
	COSCO SHIPPING Ports Ltd.	40,000	35
	China Resources Cement Holdings Ltd.	38,000	34
	Agile Group Holdings Ltd.	26,000	33
	Zhongsheng Group Holdings Ltd.	10,500	33
*	GDS Holdings Ltd. ADR	800	32
	China Aoyuan Group Ltd.	27,000	32
*	Kingsoft Corp. Ltd.	17,000	31
	Huaneng Renewables Corp. Ltd.	104,000	29
	China Everbright International Ltd.	36,000	28
	Logan Property Holdings Co. Ltd.	20,000	28
2	Haidilao International Holding Ltd.	6,000	28
	Sino-Ocean Group Holding Ltd.	78,000	28
	Zhaojin Mining Industry Co. Ltd.	21,000	28
2	China Huarong Asset Management Co. Ltd.	175,000	27
2	China Galaxy Securities Co. Ltd.	57,000	27
2	Luye Pharma Group Ltd.	34,500	27
	China Medical System Holdings Ltd.	21,000	26
	Nine Dragons Paper Holdings Ltd.	33,000	25

13

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	China Lesso Group Holdings Ltd.	26,000	25
	Powerlong Real Estate Holdings Ltd.	42,000	25
	China Reinsurance Group Corp.	150,000	24
	Fosun International Ltd.	19,000	24
	TravelSky Technology Ltd.	12,000	24
	Future Land Development Holdings Ltd.	30,000	24
*	China First Capital Group Ltd.	60,000	23
*	Zai Lab Ltd. ADR	700	23
	China Traditional Chinese Medicine Holdings Co. Ltd.	48,000	22
	China Communications Services Corp. Ltd.	40,000	22
2	Fu Shou Yuan International Group Ltd.	23,000	22
	Dongfeng Motor Group Co. Ltd.	24,000	22
	China Longyuan Power Group Corp. Ltd.	40,000	22
	Fanhua Inc. ADR	804	22
	Beijing Capital International Airport Co. Ltd.	26,000	22
	Yuzhou Properties Co. Ltd.	50,000	21
	Tong Ren Tang Technologies Co. Ltd.	19,000	21
	Bosideng International Holdings Ltd.	60,000	21
	China Hongqiao Group Ltd.	31,000	20
2	Sinopec Engineering Group Co. Ltd.	31,000	20
	China Yongda Automobiles Services Holdings Ltd.	23,000	20
	China State Construction International Holdings Ltd.	22,000	20
	Times China Holdings Ltd.	13,000	20
	China Oriental Group Co. Ltd.	50,000	20
*	GOME Retail Holdings Ltd.	214,000	19
2	Genertec Universal Medical Group Co. Ltd.	27,000	19
	Haitian International Holdings Ltd.	10,000	19
	Zhejiang Expressway Co. Ltd.	22,000	18
*,^	Baozun Inc. ADR	400	18
	BYD Electronic International Co. Ltd.	15,000	18
	China SCE Group Holdings Ltd.	37,000	18
	Sinotruk Hong Kong Ltd.	11,500	18
	Ausnutria Dairy Corp. Ltd.	12,000	17
	AviChina Industry & Technology Co. Ltd.	32,000	17
	NetDragon Websoft Holdings Ltd.	6,500	17
*	Digital China Holdings Ltd.	33,000	17
	Chinasoft International Ltd.	40,000	17
*	Canadian Solar Inc.	700	16
2	BAIC Motor Corp. Ltd.	29,000	16
	Zhenro Properties Group Ltd.	26,000	16
	China Overseas Property Holdings Ltd.	30,000	15
2	Orient Securities Co. Ltd.	24,800	15
	Kingboard Holdings Ltd.	6,500	15
	Jinchuan Group International Resources Co. Ltd.	181,000	15
*	BEST Inc. ADR	3,300	14
	Concord New Energy Group Ltd.	310,000	14
	Sihuan Pharmaceutical Holdings Group Ltd.	80,000	14
	China Maple Leaf Educational Systems Ltd.	46,000	14
	Shenzhen International Holdings Ltd.	7,000	13
	Sinotrans Ltd.	41,000	13
	KWG Group Holdings Ltd.	15,000	13
	China Water Affairs Group Ltd.	16,000	13
*	Q Technology Group Co. Ltd.	14,000	13
	China Overseas Grand Oceans Group Ltd.	27,000	13
	Sany Heavy Equipment International Holdings Co. Ltd.	29,000	12
2	Hua Hong Semiconductor Ltd.	7,000	12
	Xiamen International Port Co. Ltd.	95,089	12
2	China Everbright Greentech Ltd.	19,000	12
	Wisdom Education International Holdings Co. Ltd.	24,000	12
	Kingboard Laminates Holdings Ltd.	14,500	11
*,2	Haichang Ocean Park Holdings Ltd.	81,000	11

14

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Shougang Concord International Enterprises Co. Ltd.	290,000	11
	China Foods Ltd.	26,000	11
*,2	ZhongAn Online P&C Insurance Co. Ltd.	4,900	11
*	Sohu.com Ltd. ADR	1,000	11
	Oshidori International Holdings Ltd.	99,000	11
2	Qingdao Port International Co. Ltd.	18,000	11
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	14,000	11
*	Sogou Inc. ADR	2,400	11
	Health & Happiness H&H International Holdings Ltd.	2,500	10
	China Resources Medical Holdings Co. Ltd.	14,500	10
*	COSCO Shipping International Singapore Co. Ltd.	51,300	10
	Dawnrays Pharmaceutical Holdings Ltd.	58,000	10
	Colour Life Services Group Co. Ltd.	19,000	10
	China Power International Development Ltd.	46,000	10
	Poly Culture Group Corp. Ltd.	12,200	10
	Hangzhou Steam Turbine Co. Ltd. Class B	10,700	10
*,2	Tian Ge Interactive Holdings Ltd.	45,000	10
2	China Railway Signal & Communication Corp. Ltd.	16,000	10
2	Ozner Water International Holding Ltd.	61,000	10
*	HengTen Networks Group Ltd.	600,000	10
*	Kasen International Holdings Ltd.	9,000	9
	Greenland Hong Kong Holdings Ltd.	27,000	9
*,2	China Literature Ltd.	3,000	9
	Jiayuan International Group Ltd.	22,000	9
*	Capital Environment Holdings Ltd.	344,000	9
	China Suntien Green Energy Corp. Ltd.	34,000	9
	Tianjin Port Development Holdings Ltd.	100,000	9
	Launch Tech Co. Ltd.	13,800	8
2	China Merchants Securities Co. Ltd.	7,400	8
	CIMC Enric Holdings Ltd.	14,000	8
*,^	NIO Inc. ADR	2,800	8
	Kaisa Group Holdings Ltd.	23,000	8
*	21Vianet Group Inc. ADR	1,000	8
	Sinosoft Technology Group Ltd.	34,000	8
*,2	Cogobuy Group	41,000	7
	Tiangong International Co. Ltd.	24,000	7
	Ajisen China Holdings Ltd.	24,000	7
*	Qudian Inc. ADR	900	7
	Greatview Aseptic Packaging Co. Ltd.	13,000	7
	Zhongyu Gas Holdings Ltd.	7,000	7
2	A-Living Services Co. Ltd.	3,500	7
*	Bilibili Inc. ADR	482	7
2	CSC Financial Co. Ltd.	9,500	7
2	YiChang HEC ChangJiang Pharmaceutical Co. Ltd.	1,400	7
2	China Yuhua Education Corp. Ltd.	12,000	7
*	JinkoSolar Holding Co. Ltd. ADR	300	7
	China Grand Pharmaceutical and Healthcare Holdings Ltd.	12,000	6
	Fufeng Group Ltd.	13,000	6
	China Education Group Holdings Ltd.	4,000	6
*	GCL-Poly Energy Holdings Ltd.	153,000	6
*,2	China Logistics Property Holdings Co. Ltd.	15,000	6
2	Legend Holdings Corp.	2,700	6
	Greentown Service Group Co. Ltd.	6,000	5
	Vinda International Holdings Ltd.	3,000	5
	Qingling Motors Co. Ltd.	22,000	5
	Dongyue Group Ltd.	11,000	5
	Ronshine China Holdings Ltd.	4,500	5
	Xtep International Holdings Ltd.	9,000	5
*	Hi Sun Technology China Ltd.	30,000	5
	Xinhua Winshare Publishing and Media Co. Ltd.	7,000	5
2	Redco Properties Group Ltd.	10,000	5
2	Zhou Hei Ya International Holdings Co. Ltd.	10,500	5

15

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	China BlueChemical Ltd.	18,000	5
	Lonking Holdings Ltd.	20,000	5
	Tianneng Power International Ltd.	6,000	5
	Shandong Airlines Co. Ltd. Class B	5,000	5
	China ZhengTong Auto Services Holdings Ltd.	13,000	5
	Skyworth Group Ltd.	20,000	5
	Skyfame Realty Holdings Ltd.	34,000	5
	Shanghai Highly Group Co. Ltd. Class B	5,900	4
*	Smartac Group China Holdings Ltd.	248,000	4
	O-Net Technologies Group Ltd.	9,000	4
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	12,800	4
	Comba Telecom Systems Holdings Ltd.	20,000	4
	Huangshan Tourism Development Co. Ltd. Class B	4,400	4
*	CAR Inc.	6,000	4
*	Kama Co. Ltd. Class B	9,200	4
	Xingda International Holdings Ltd.	16,000	4
*	Lifetech Scientific Corp.	22,000	4
	Shanghai Diesel Engine Co. Ltd. Class B	8,100	4
	China Agri-Industries Holdings Ltd.	14,000	4
*	China Water Industry Group Ltd.	60,000	4
*	Bitauto Holdings Ltd. ADR	300	4
	Consun Pharmaceutical Group Ltd.	7,000	4
*	Leyou Technologies Holdings Ltd.	15,000	4
	SOHO China Ltd.	12,500	4
	China Dongxiang Group Co. Ltd.	34,000	4
	JNBY Design Ltd.	2,500	4
2	Shanghai Haohai Biological Technology Co. Ltd.	800	4
	Fang Holdings Ltd. ADR	1,680	3
*	Beijing Gas Blue Sky Holdings Ltd.	136,000	3
*	Beijing Enterprises Clean Energy Group Ltd.	280,000	3
	Tongda Group Holdings Ltd.	50,000	3
*	Wise Talent Information Technology Co. Ltd.	1,400	3
*	Hybrid Kinetic Group Ltd.	1,180,000	3
*	Noah Holdings Ltd. ADR	100	3
	Texhong Textile Group Ltd.	3,500	3
2	Yadea Group Holdings Ltd.	14,000	3
	SIIC Environment Holdings Ltd.	13,600	2
*	Huayi Tencent Entertainment Co. Ltd.	180,000	2
			24,151
Colombia (0.1%)
	Bancolombia SA Preference Shares	23,142	287
	Bancolombia SA	3,288	38
	Interconexion Electrica SA ESP	6,730	36
	Banco Davivienda SA Preference Shares	2,469	30
	Grupo Aval Acciones y Valores Preference Shares	73,540	27
	Corp Financiera Colombiana SA	1,554	12
	Almacenes Exito SA	2,040	10
			440
Czech Republic (0.0%)
	Komercni banka as	5,637	201

Denmark (1.3%)
	Novo Nordisk A/S Class B	41,083	2,140
	DSV A/S	5,267	523
	Coloplast A/S Class B	3,995	476
	Vestas Wind Systems A/S	5,726	421
*	Genmab A/S	1,799	368
	Novozymes A/S	5,865	250
	Chr Hansen Holding A/S	2,866	241
	GN Store Nord A/S	4,160	174
	ISS A/S	6,750	171
	Pandora A/S	2,985	127
^	Ambu A/S Class B	5,604	96
	SimCorp A/S	611	57
	Tryg A/S	1,641	49
*	Demant A/S	1,573	48
	Topdanmark A/S	762	38
	Jyske Bank A/S	1,228	34
	H Lundbeck A/S	906	33
	Schouw & Co. A/S	372	26
*	ALK-Abello A/S	123	25
	Ringkjoebing Landbobank A/S	413	25
	Rockwool International A/S Class B	101	20
	Sydbank A/S	1,250	17
	Spar Nord Bank A/S	1,580	12

16

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*,2	Netcompany Group A/S	287	12
	D/S Norden A/S	511	7
*	NKT A/S	498	6
*	Bavarian Nordic A/S	232	6
*	Bang & Olufsen A/S	729	5
			5,407
Egypt (0.1%)
	Commercial International Bank Egypt SAE	52,783	256
	Six of October Development & Investment	11,339	11
*	Medinet Nasr Housing	33,720	11
	Egyptian Financial Group-Hermes Holding Co.	8,534	10
	Heliopolis Housing	5,286	9
	Orascom Construction plc	1,345	8
	Juhayna Food Industries	7,059	4
			309
Finland (0.8%)
	Nokia Oyj	140,153	693
	Kone Oyj Class B	9,602	556
	Nordea Bank Abp	75,823	473
	Sampo Oyj Class A	10,908	433
	Elisa Oyj	4,818	242
	Stora Enso Oyj	18,418	207
	Kesko Oyj Class B	3,115	196
	Wartsila OYJ Abp	14,700	181
	Nokian Renkaat Oyj	5,035	138
	Metso Oyj	1,755	66
	Huhtamaki Oyj	1,377	53
	Valmet Oyj	1,909	35
	Kemira Oyj	2,307	33
	Tieto Oyj	1,319	32
	DNA Oyj	1,175	27
	Cargotec Oyj Class B	831	24
	Metsa Board Oyj	3,789	20
	Sanoma Oyj	1,656	17
	Outokumpu Oyj	5,790	17
	Ahlstrom-Munksjo Oyj	869	14
*	Outotec Oyj	2,187	12
	YIT Oyj	1,180	6
	Uponor Oyj	441	5
	Finnair Oyj	339	2
	Cramo Oyj	268	2
			3,484
France (5.5%)
	Sanofi	26,679	2,292
	L’Oreal SA	5,658	1,545
	Air Liquide SA	9,811	1,367
	Danone SA	13,796	1,236
	BNP Paribas SA	25,908	1,168
	EssilorLuxottica SA	7,162	1,057
	AXA SA	43,206	991
	Kering SA	1,825	884
	Orange SA	46,543	707
	Vivendi SA	23,237	650
	Legrand SA	7,697	543
	Cie Generale des Etablissements Michelin SCA	4,557	480
	Societe Generale SA	17,919	454
	Hermes International	616	421
	TechnipFMC plc	16,781	417
	Teleperformance	1,721	376
	Edenred	7,460	363
	Credit Agricole SA	30,443	347
	Peugeot SA	15,497	347
	Veolia Environnement SA	14,152	338
	Sodexo SA	2,883	327
	STMicroelectronics NV	18,372	326
	Renault SA	4,977	285
	Carrefour SA	16,037	273
	Publicis Groupe SA	5,611	269
	Gecina SA	1,602	254
	Arkema SA	2,633	231
	Getlink SE	16,116	227
2	Euronext NV	2,829	222
	Wendel SA	1,551	217
	Suez	13,802	214
	Eurazeo SE	3,074	203
	Valeo SA	7,345	201
	Ingenico Group SA	1,979	196
	SCOR SE	4,842	193
	Orpea	1,529	193
	SES SA Class A	11,749	189
	Rubis SCA	3,250	188
	Klepierre SA	6,074	185
	Covivio	1,652	176
	Rexel SA	15,616	166
	Aeroports de Paris	897	155
	Lagardere SCA	7,174	153
	Eurofins Scientific SE	333	153
	SEB SA	964	150
*	Ubisoft Entertainment SA	1,595	129
	Ipsen SA	1,099	116
*,2	Worldline SA	1,235	85
	Natixis SA	21,568	84
	Alstom SA	1,726	74
	BioMerieux	685	56
	Eutelsat Communications SA	2,991	52
2	Amundi SA	799	51
	ICADE	548	48
	Sartorius Stedim Biotech	306	47
	Faurecia SE	1,058	46
	Nexity SA	875	41
	Iliad SA	380	40

17

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	JCDecaux SA	1,477	40
	CNP Assurances	2,067	38
*	Air France-KLM	3,286	37
^	Casino Guichard Perrachon SA	840	35
	Korian SA	804	32
*	SOITEC	318	32
	Imerys SA	768	31
	Sopra Steria Group	234	30
	Gaztransport Et Technigaz SA	320	30
	Societe BIC SA	461	29
2	ALD SA	1,798	27
*	CGG SA	12,611	26
	Cie Plastic Omnium SA	1,050	25
2	Elior Group SA	1,988	25
	Metropole Television SA	1,352	23
*	Fnac Darty SA	311	20
	Mercialys SA	1,640	20
	Vicat SA	393	17
2	Maisons du Monde SA	858	16
	IPSOS	389	11
	Tarkett SA	706	10
	Television Francaise 1	1,071	10
	Trigano SA	99	10
	Coface SA	676	8
*	Virbac SA	38	7
*	DBV Technologies SA	384	7
	Albioma SA	268	7
	Neopost SA	340	7
	Akka Technologies	83	5
	Rothschild & Co.	174	5
	Interparfums SA	113	5
2	Europcar Mobility Group	786	5
	Eramet	97	5
	Rallye SA	850	5
	LISI	162	4
	Altarea SCA	21	4
	Beneteau SA	430	4
*	Technicolor SA	4,381	4
*,2	SMCP SA	262	4
*	Bourbon Corp.	854	3
			22,861
Germany (5.8%)
	SAP SE	23,880	2,851
	Allianz SE	9,978	2,202
	Bayer AG	23,471	1,745
	adidas AG	4,842	1,435
	Daimler AG	21,456	1,010
	Deutsche Post AG	26,601	873
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,245	777
	Deutsche Boerse AG	4,591	675
	Vonovia SE	13,171	657
	Infineon Technologies AG	31,067	538
	Fresenius SE & Co. KGaA	10,513	511
	Henkel AG & Co. KGaA	5,388	499
	Wirecard AG	2,874	461
	MTU Aero Engines AG	1,558	426
	Merck KGaA	3,741	401
	Deutsche Bank AG	53,797	388
	Fresenius Medical Care AG & Co. KGaA	5,668	381
	Continental AG	2,969	358
	Beiersdorf AG	2,842	358
	Symrise AG Class A	3,677	344
	Bayerische Motoren Werke AG Preference Shares	6,209	334
	Brenntag AG	6,617	319
	HeidelbergCement AG	4,422	307
	Deutsche Wohnen SE	7,692	273
	LEG Immobilien AG	2,145	252
	Hannover Rueck SE	1,552	247
*	QIAGEN NV	7,004	244
	Bayerische Motoren Werke AG	3,576	239
	LANXESS AG	3,718	224
2	Covestro AG	4,834	220
	Sartorius AG Preference Shares	1,045	210
*,2	Scout24 AG	3,531	209
*,2	Zalando SE	4,073	202
	Puma SE	2,570	196
	Aroundtown SA	22,229	185
*	MorphoSys AG	1,511	179
*,2	Delivery Hero SE	3,519	178
	Commerzbank AG	30,546	173
	HUGO BOSS AG	2,791	156
	GEA Group AG	5,463	147
	Henkel AG & Co. KGaA Preference Shares	1,397	140
	FUCHS PETROLUB SE	3,781	130
	K&S AG	7,591	120
	KION Group AG	2,440	118
	OSRAM Licht AG	2,914	117
	Deutsche Lufthansa AG	7,556	117
	Carl Zeiss Meditec AG	999	115
	ProSiebenSat.1 Media SE	8,397	111
	United Internet AG	3,367	111
2	Innogy SE	1,296	65
	Axel Springer SE	864	59
*	Dialog Semiconductor plc	1,215	58
	CTS Eventim AG & Co. KGaA	994	55
	Nemetschek SE	1,010	54
	Bechtle AG	521	52

18

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	alstria office REIT-AG	3,042	50
*	Evotec SE	2,226	49
	Fraport AG Frankfurt Airport Services Worldwide	542	45
2	Siemens Healthineers AG	1,137	45
	TLG Immobilien AG	1,480	44
	Freenet AG	2,264	44
	TAG Immobilien AG	1,874	44
	Grand City Properties SA	1,805	42
	METRO AG	2,587	40
	Aareal Bank AG	1,371	39
	Gerresheimer AG	499	38
	CANCOM SE	620	37
	RTL Group SA	776	36
	Rational AG	51	36
	Stroeer SE & Co. KGaA	451	34
2	Deutsche Pfandbriefbank AG	2,681	32
	GRENKE AG	379	31
*	Varta AG	358	30
	Software AG	1,055	28
	Telefonica Deutschland Holding AG	11,048	28
	Aurubis AG	632	28
	Pfeiffer Vacuum Technology AG	172	26
2	Hapag-Lloyd AG	369	26
	Talanx AG	604	25
	CompuGroup Medical SE	411	23
	Jenoptik AG	927	22
2	ADO Properties SA	530	22
	Fuchs Petrolub SE Preference Shares	620	22
	1&1 Drillisch AG	777	21
	DMG Mori AG	455	21
	Siltronic AG	327	21
	Duerr AG	811	21
	DIC Asset AG	1,490	20
	Wacker Chemie AG	251	20
	Jungheinrich AG Preference Shares	905	19
	PATRIZIA AG	1,016	19
	RIB Software SE	812	18
	Krones AG	316	17
	Deutz AG	2,915	17
*	AIXTRON SE	1,618	16
*	zooplus AG	116	15
	Schaeffler AG Preference Shares	2,248	15
*	CECONOMY AG	2,885	15
	CropEnergies AG	2,299	14
*	Nordex SE	1,327	14
	Koenig & Bauer AG	378	13
	Suedzucker AG	741	12
	Stabilus SA	270	12
*,2	Rocket Internet SE	409	11
	KWS Saat SE & Co. KGaA	157	11
	Wacker Neuson SE	574	10
*	Hypoport AG	31	8
	Isra Vision AG	172	6
	Hornbach Holding AG & Co. KGaA	99	5
2	Befesa SA	155	5
*,2	Tele Columbus AG	2,274	5
	Washtec AG	87	5
	Kloeckner & Co. SE	727	4
	Draegerwerk AG & Co. KGaA	110	4
	Corestate Capital Holding SA	123	4
	Takkt AG	303	4
*	Heidelberger Druckmaschinen AG	2,926	4
			24,198
Greece (0.1%)
*	Alpha Bank AE	53,733	96
	Eurobank Ergasias SA	108,045	96
	Fourlis Holdings SA	11,757	70
	Hellenic Telecommunications Organization SA	3,868	52
	JUMBO SA	2,220	43
*	National Bank of Greece SA	9,839	28
	Holding Co. ADMIE IPTO SA	11,577	27
*	Piraeus Bank SA	6,479	22
*	Ellaktor SA	4,982	12
	Mytilineos SA	1,033	11
	Sarantis SA	1,078	10
	Aegean Airlines SA	945	8
*	GEK Terna Holding Real Estate Construction SA	1,145	8
*	LAMDA Development SA	418	4
			487
Hong Kong (2.5%)
	AIA Group Ltd.	304,000	2,942
	Hong Kong Exchanges & Clearing Ltd.	33,200	1,013
	Link REIT	49,500	555
	CK Asset Holdings Ltd.	76,500	518
	Hang Seng Bank Ltd.	21,700	452
	BOC Hong Kong Holdings Ltd.	95,000	319
	China Mengniu Dairy Co. Ltd.	76,000	301
	New World Development Co. Ltd.	199,000	248

19

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Hang Lung Properties Ltd.	108,000	244
	Techtronic Industries Co. Ltd.	31,000	214
	Hysan Development Co. Ltd.	46,000	186
	Sino Land Co. Ltd.	126,000	180
	ASM Pacific Technology Ltd.	15,500	177
2	WH Group Ltd.	219,000	175
	Lenovo Group Ltd.	262,000	172
	PCCW Ltd.	289,000	157
	Wheelock & Co. Ltd.	24,000	139
	Power Assets Holdings Ltd.	20,000	133
	Wharf Holdings Ltd.	60,000	131
	Bank of East Asia Ltd.	49,600	125
	Swire Properties Ltd.	38,200	125
	CK Infrastructure Holdings Ltd.	18,500	125
	MTR Corp. Ltd.	20,500	119
	AAC Technologies Holdings Inc.	26,500	114
	NWS Holdings Ltd.	62,000	107
2	Samsonite International SA	50,400	96
	Swire Pacific Ltd. Class A	9,500	93
	Wharf Real Estate Investment Co. Ltd.	15,000	81
	Hongkong Land Holdings Ltd.	13,600	74
	Henderson Land Development Co. Ltd.	15,400	71
	Vitasoy International Holdings Ltd.	14,000	65
	Jardine Strategic Holdings Ltd.	1,900	60
*	Semiconductor Manufacturing International Corp.	50,500	55
	Hang Lung Group Ltd.	19,000	47
	Cafe de Coral Holdings Ltd.	14,000	45
	Fortune REIT	36,000	41
	Sun Art Retail Group Ltd.	41,000	40
	Tingyi Cayman Islands Holding Corp.	28,000	38
	Xinyi Solar Holdings Ltd.	60,000	38
	Minth Group Ltd.	12,000	36
	Kerry Properties Ltd.	10,500	35
	Yue Yuen Industrial Holdings Ltd.	13,500	34
2	BOC Aviation Ltd.	3,900	34
	VTech Holdings Ltd.	3,300	26
	SITC International Holdings Co. Ltd.	24,000	25
	HKBN Ltd.	13,000	23
*	China Silver Group Ltd.	154,000	23
	Great Eagle Holdings Ltd.	6,000	22
	PRADA SPA	7,900	22
	Uni-President China Holdings Ltd.	19,000	21
	Cathay Pacific Airways Ltd.	16,000	21
	Pou Sheng International Holdings Ltd.	61,000	19
	L’Occitane International SA	9,250	18
	Kerry Logistics Network Ltd.	11,500	18
	TPV Technology Ltd.	36,000	17
	Value Partners Group Ltd.	32,000	16
	Inspur International Ltd.	34,000	15
	Haitong International Securities Group Ltd.	50,000	15
	Johnson Electric Holdings Ltd.	8,500	14
*,2	Razer Inc.	75,000	14
	Dairy Farm International Holdings Ltd.	1,900	14
	K Wah International Holdings Ltd.	26,000	13
	Li & Fung Ltd.	116,000	13
	China Harmony New Energy Auto Holding Ltd.	44,000	13
*	Hong Kong Television Network Ltd.	29,000	12
	Man Wah Holdings Ltd.	26,400	12
	Pacific Basin Shipping Ltd.	61,000	12
2	CGN New Energy Holdings Co. Ltd.	102,000	11
*	COFCO Meat Holdings Ltd.	39,000	11
	China Travel International Investment Hong Kong Ltd.	70,000	11
	Canvest Environmental Protection Group Co. Ltd.	22,000	10
*	FIH Mobile Ltd.	91,000	10
*	Beijing Enterprises Medical & Health Group Ltd.	330,000	10
	Henderson Investment Ltd.	120,000	10
	Chow Tai Fook Jewellery Group Ltd.	11,800	10
	Ju Teng International Holdings Ltd.	42,000	10
*	GCL New Energy Holdings Ltd.	284,000	10
	Parkson Retail Group Ltd.	118,500	9
	EVA Precision Industrial Holdings Ltd.	112,000	9
*	MMG Ltd.	44,000	9
	Towngas China Co. Ltd.	13,000	9

20

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	New World Department Store China Ltd.	52,000	9
2	IMAX China Holding Inc.	4,100	9
*	Lifestyle China Group Ltd.	29,500	9
	Lee’s Pharmaceutical Holdings Ltd.	16,500	8
	Hongkong & Shanghai Hotels Ltd.	7,500	8
*	Esprit Holdings Ltd.	52,200	8
	Nexteer Automotive Group Ltd.	10,000	8
*	HC Group Inc.	25,000	8
	Luk Fook Holdings International Ltd.	3,000	7
	IGG Inc.	10,000	7
	Asia Cement China Holdings Corp.	5,500	6
*	Honghua Group Ltd.	75,000	5
	Gemdale Properties & Investment Corp. Ltd.	44,000	5
	CITIC Telecom International Holdings Ltd.	12,000	5
*	NewOcean Energy Holdings Ltd.	22,000	5
	Guotai Junan International Holdings Ltd.	25,000	4
	Anton Oilfield Services Group	40,000	4
	Mandarin Oriental International Ltd.	2,900	4
2	Xiabuxiabu Catering Management China Holdings Co. Ltd.	3,000	4
*	Truly International Holdings Ltd.	28,000	4
	Lifestyle International Holdings Ltd.	3,000	3
	SA Sa International Holdings Ltd.	14,000	3
*	China LNG Group Ltd.	42,000	3
	NOVA Group Holdings Ltd.	10,000	2
*,§	Camsing International Holding Ltd.	6,000	1
			10,650
Hungary (0.1%)
	OTP Bank Nyrt	6,886	274
	Richter Gedeon Nyrt	7,299	122
			396
India (2.5%)
	Housing Development Finance Corp. Ltd.	46,357	1,408
	Infosys Ltd.	99,317	1,134
	Tata Consultancy Services Ltd.	23,783	752
	Hindustan Unilever Ltd.	19,898	525
	Axis Bank Ltd.	54,362	506
	Bajaj Finance Ltd.	6,561	307
	HCL Technologies Ltd.	17,056	263
*	State Bank of India	68,332	262
	Bharti Airtel Ltd.	51,644	251
	Asian Paints Ltd.	10,989	249
	Sun Pharmaceutical Industries Ltd.	34,309	216
	UltraTech Cement Ltd.	3,723	211
	Titan Co. Ltd.	12,416	192
	UPL Ltd.	23,160	183
	Bajaj Finserv Ltd.	1,793	179
	JSW Steel Ltd.	55,401	169
	Wipro Ltd.	46,325	165
	Hero MotoCorp Ltd.	4,541	164
	Godrej Consumer Products Ltd.	17,409	149
	Bharti Infratel Ltd.	28,086	99
	Piramal Enterprises Ltd.	3,285	93
	Eicher Motors Ltd.	396	90
	Shriram Transport Finance Co. Ltd.	6,382	86
2	HDFC Life Insurance Co. Ltd.	10,623	83
	Zee Entertainment Enterprises Ltd.	15,243	80
	Nestle India Ltd.	354	64
2	SBI Life Insurance Co. Ltd.	5,248	62
	Karnataka Bank Ltd.	55,236	58
	Indiabulls Housing Finance Ltd.	9,039	58
*	Tata Motors Ltd.	34,962	57
*	IDFC First Bank Ltd.	90,551	55
	Bajaj Consumer Care Ltd.	14,146	50
	Dr Reddy’s Laboratories Ltd.	1,390	50
	Bajaj Auto Ltd.	1,203	47
2	InterGlobe Aviation Ltd.	1,914	45
	Dabur India Ltd.	7,189	45
	South Indian Bank Ltd.	286,528	44
2	ICICI Lombard General Insurance Co. Ltd.	2,336	41
	Info Edge India Ltd.	1,415	40
*,2	Avenue Supermarts Ltd. Class A	1,729	38
	Marico Ltd.	6,353	35
	Grasim Industries Ltd.	3,458	34
	Yes Bank Ltd.	40,822	34
	Aurobindo Pharma Ltd.	3,992	34
	Petronet LNG Ltd.	8,665	32
2	RBL Bank Ltd.	6,624	30
	Hindalco Industries Ltd.	11,451	30
	Lupin Ltd.	2,763	29

21

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Mindtree Ltd.	2,916	28
	Havells India Ltd.	2,929	28
	Power Grid Corp. of India Ltd.	9,800	28
	Cipla Ltd.	4,106	27
	Ambuja Cements Ltd.	9,467	27
2	ICICI Prudential Life Insurance Co. Ltd.	4,416	26
	Britannia Industries Ltd.	691	26
	Shree Cement Ltd.	99	26
*	Aavas Financiers Ltd.	1,225	26
	Apollo Hospitals Enterprise Ltd.	1,116	24
	Federal Bank Ltd.	19,322	22
	Page Industries Ltd.	84	22
	Divi’s Laboratories Ltd.	963	22
*	Future Retail Ltd.	3,534	20
	Rajesh Exports Ltd.	1,924	19
*	PTC India Ltd.	23,417	19
	Container Corp. Of India Ltd.	2,588	18
2	AU Small Finance Bank Ltd.	1,918	18
	Mahindra & Mahindra Financial Services Ltd.	3,961	18
	Colgate-Palmolive India Ltd.	973	17
	Crompton Greaves Consumer Electricals Ltd.	5,364	17
	REC Ltd.	8,509	17
	Gujarat Pipavav Port Ltd.	15,221	17
	Jubilant Foodworks Ltd.	960	16
	LIC Housing Finance Ltd.	2,680	16
	NHPC Ltd.	47,292	15
	GlaxoSmithKline Consumer Healthcare Ltd.	134	15
	Bajaj Holdings & Investment Ltd.	333	15
	Gillette India Ltd.	148	15
*	Just Dial Ltd.	1,477	15
	CESC Ltd.	1,312	14
	Indian Hotels Co. Ltd.	7,236	14
	Berger Paints India Ltd.	2,713	14
	Mphasis Ltd.	1,023	14
	Tata Global Beverages Ltd.	3,494	14
	Alkem Laboratories Ltd.	536	14
	Ashok Leyland Ltd.	14,824	13
*	Max Financial Services Ltd.	2,229	13
*	Adani Transmission Ltd.	3,985	13
	Hindustan Zinc Ltd.	4,257	13
*	Fortis Healthcare Ltd.	7,314	13
	Voltas Ltd.	1,414	13
	V-Mart Retail Ltd.	446	12
	DLF Ltd.	5,259	12
	PI Industries Ltd.	775	12
*	Oracle Financial Services Software Ltd.	281	12
*	Power Finance Corp. Ltd.	8,107	12
	Torrent Pharmaceuticals Ltd.	493	12
	ABB India Ltd.	626	12
	Gateway Distriparks Ltd.	8,510	12
	City Union Bank Ltd.	4,097	12
*	Vodafone Idea Ltd.	155,334	12
	AIA Engineering Ltd.	535	12
	NMDC Ltd.	9,795	11
*	Godrej Properties Ltd.	900	11
	Castrol India Ltd.	6,536	11
*	Bank of Baroda	8,486	11
	Gujarat Gas Ltd.	4,317	11
2	Bandhan Bank Ltd.	1,625	11
	Kansai Nerolac Paints Ltd.	1,648	11
	Muthoot Finance Ltd.	1,227	10
*,§	India Infoline	3,227	10
	TVS Motor Co. Ltd.	2,003	10
	Natco Pharma Ltd.	1,306	10
	Glenmark Pharmaceuticals Ltd.	1,823	10
	Cholamandalam Financial Holdings Ltd.	1,545	10
2	HDFC Asset Management Co. Ltd.	272	10
	Manappuram Finance Ltd.	5,742	10
	Oberoi Realty Ltd.	1,178	9
	Mahanagar Gas Ltd.	789	9
	Gujarat State Petronet Ltd.	3,007	9
*	VA Tech Wabag Ltd.	2,381	9
	Ipca Laboratories Ltd.	686	9
	Cholamandalam Investment and Finance Co. Ltd.	2,410	9
	Apollo Tyres Ltd.	3,748	9
	Cadila Healthcare Ltd.	2,846	9
	Indraprastha Gas Ltd.	1,877	9
2	Dr Lal PathLabs Ltd.	496	9
	Varun Beverages Ltd.	939	9
*	RattanIndia Power Ltd.	605,343	8
*	Aditya Birla Capital Ltd.	6,712	8
	Phoenix Mills Ltd.	859	8
	Reliance Home Finance Ltd.	104,090	8
	GRUH Finance Ltd.	2,265	8
	Supreme Industries Ltd.	527	8
*	Punjab National Bank	8,972	8
	Whirlpool of India Ltd.	375	8
	Sundaram Finance Ltd.	378	8
	L&T Finance Holdings Ltd.	6,036	8
2	Godrej Agrovet Ltd.	1,247	8
	Dalmia Bharat Ltd.	621	8
	Ramco Cements Ltd.	759	8

22

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Astral Poly Technik Ltd.	413	8
	Edelweiss Financial Services Ltd.	4,784	7
	DCB Bank Ltd.	2,541	7
*	TeamLease Services Ltd.	192	7
	Prestige Estates Projects Ltd.	1,762	7
	Emami Ltd.	1,735	7
	Bata India Ltd.	334	7
	Hexaware Technologies Ltd.	1,324	7
	Vakrangee Ltd.	16,629	7
	Cummins India Ltd.	880	7
	PVR Ltd.	321	7
	Srei Infrastructure Finance Ltd.	44,211	7
*	3M India Ltd.	24	7
	Tata Communications Ltd.	1,129	7
	Great Eastern Shipping Co. Ltd.	2,017	7
	Exide Industries Ltd.	2,696	7
*	Aditya Birla Fashion and Retail Ltd.	2,518	7
*	Multi Commodity Exchange of India Ltd.	482	7
	Pfizer Ltd.	160	7
	Balkrishna Industries Ltd.	623	7
	Kajaria Ceramics Ltd.	976	6
	Godrej Industries Ltd.	1,095	6
	WABCO India Ltd.	74	6
	SRF Ltd.	162	6
	Thermax Ltd.	447	6
2	Laurus Labs Ltd.	1,344	6
	Sobha Ltd.	820	6
	Jubilant Life Sciences Ltd.	988	6
	Redington India Ltd.	3,906	6
	Aarti Industries Ltd.	265	6
	Sundram Fasteners Ltd.	990	6
	GE Power India Ltd.	546	6
	V-Guard Industries Ltd.	1,797	6
	EIH Ltd.	2,553	6
*	Shipping Corp. of India Ltd.	14,521	6
*	Canara Bank	1,834	6
*	Jaiprakash Associates Ltd.	185,255	6
	Steel Authority of India Ltd.	12,672	6
	Kaveri Seed Co. Ltd.	830	6
	Coromandel International Ltd.	1,002	5
	Escorts Ltd.	754	5
	Alembic Pharmaceuticals Ltd.	764	5
	Welspun India Ltd.	7,521	5
	Ajanta Pharma Ltd.	367	5
2	Syngene International Ltd.	1,188	5
	Persistent Systems Ltd.	672	5
	Welspun Corp. Ltd.	2,977	5
	Bayer CropScience Ltd.	115	5
	Birlasoft Ltd.	5,410	5
	Minda Industries Ltd.	1,049	5
	Century Textiles & Industries Ltd.	410	5
*	Suzlon Energy Ltd.	93,150	5
	Indiabulls Ventures Ltd.	1,918	5
	Cox & Kings Ltd.	76,541	5
	Symphony Ltd.	269	5
	Thomas Cook India Ltd.	2,373	5
	Motilal Oswal Financial Services Ltd.	582	5
*	McLeod Russel India Ltd.	27,811	5
*	Chambal Fertilizers and Chemicals Ltd.	2,154	5
*	Sintex Plastics Technology Ltd.	86,981	5
	NCC Ltd.	5,933	5
	KRBL Ltd.	1,503	5
*	Jammu & Kashmir Bank Ltd.	7,673	5
*,§	Inox Fluorochemicals Ltd.	432	4
*,2	Quess Corp. Ltd.	673	4
*	IDFC Ltd.	8,946	4
	Mangalore Refinery & Petrochemicals Ltd.	6,888	4
*	Equitas Holdings Ltd.	2,812	4
	Karur Vysya Bank Ltd.	5,392	4
	Care Ratings Ltd.	582	4
2	PNB Housing Finance Ltd.	482	4
*	DEN Networks Ltd.	3,516	4
	Strides Pharma Science Ltd.	811	4
	Bombay Burmah Trading Co.	341	4
2	Endurance Technologies Ltd.	331	4
	Finolex Cables Ltd.	829	4
	JM Financial Ltd.	4,118	4
*	Mahindra CIE Automotive Ltd.	1,942	4
	Amara Raja Batteries Ltd.	475	4
	Ceat Ltd.	311	4
	TTK Prestige Ltd.	49	4
*	Indian Bank	1,384	4
	Jindal Saw Ltd.	3,964	4
*	Oriental Bank of Commerce	3,711	4
*,2	Eris Lifesciences Ltd.	715	4
	Avanti Feeds Ltd.	851	4
	Blue Dart Express Ltd.	120	4
*	Union Bank of India	4,490	4
*	Andhra Bank	13,158	4
	National Aluminium Co. Ltd.	6,174	4
*	Indian Overseas Bank	24,184	4
	Sintex Industries Ltd.	119,163	4
	Jain Irrigation Systems Ltd.	12,682	3

23

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	NBCC India Ltd.	6,806	3
	Graphite India Ltd.	892	3
	Repco Home Finance Ltd.	769	3
2	Dilip Buildcon Ltd.	627	3
*	Corp Bank	11,787	3
*	Future Consumer Ltd.	7,924	3
*	IRB Infrastructure Developers Ltd.	2,871	3
*	Dewan Housing Finance Corp. Ltd.	4,307	3
	Arvind Ltd.	4,177	3
	eClerx Services Ltd.	443	3
	PC Jeweller Ltd.	5,891	3
	HEG Ltd.	207	3
*	Housing Development & Infrastructure Ltd.	33,909	3
	NIIT Technologies Ltd.	127	3
	GE T&D India Ltd.	1,215	3
	Sterlite Technologies Ltd.	1,514	2
*	Indiabulls Real Estate Ltd.	1,911	2
*	Reliance Communications Ltd.	124,474	1
*	Arti Surfactants Ltd.	26	—
			10,645
Indonesia (0.6%)
	Bank Rakyat Indonesia Persero Tbk PT	1,486,500	446
	Telekomunikasi Indonesia Persero Tbk PT	1,391,100	437
	Bank Central Asia Tbk PT	183,700	394
	Bank Mandiri Persero Tbk PT	548,600	279
	Bank Negara Indonesia Persero Tbk PT	319,800	173
	Unilever Indonesia Tbk PT	40,400	139
	Charoen Pokphand Indonesia Tbk PT	149,200	53
	Indofood CBP Sukses Makmur Tbk PT	55,300	47
	Indofood Sukses Makmur Tbk PT	81,400	45
	Kalbe Farma Tbk PT	344,000	41
	Indocement Tunggal Prakarsa Tbk PT	16,500	25
	Indah Kiat Pulp & Paper Corp. Tbk PT	51,500	25
	Barito Pacific Tbk PT	384,000	24
	Ciputra Development Tbk PT	294,200	23
	Summarecon Agung Tbk PT	281,200	21
	Pabrik Kertas Tjiwi Kimia Tbk PT	26,400	19
	Ace Hardware Indonesia Tbk PT	148,900	18
	Tower Bersama Infrastructure Tbk PT	39,000	16
	Pakuwon Jati Tbk PT	327,100	15
	Jasa Marga Persero Tbk PT	36,800	15
	Bank Tabungan Negara Persero Tbk PT	94,700	13
*	Sentul City Tbk PT	1,413,700	12
	Media Nusantara Citra Tbk PT	126,700	11
*	XL Axiata Tbk PT	40,000	10
	Matahari Department Store Tbk PT	46,000	10
	Surya Semesta Internusa Tbk PT	189,700	10
	Bekasi Fajar Industrial Estate Tbk PT	309,100	7
	Wijaya Karya Persero Tbk PT	39,500	6
*	Agung Podomoro Land Tbk PT	456,400	6
*	Bumi Serpong Damai Tbk PT	57,300	5
*	Siloam International Hospitals Tbk PT	11,600	5
	Mitra Adiperkasa Tbk PT	68,800	5
	PP Persero Tbk PT	36,200	5
	Waskita Karya Persero Tbk PT	38,300	5
*	Panin Financial Tbk PT	210,700	5
*	Kresna Graha Investama Tbk PT	112,700	4
	Ramayana Lestari Sentosa Tbk PT	41,400	4
*	Trada Alam Minera Tbk PT	477,100	3
	Surya Citra Media Tbk PT	39,400	3
*	Global Mediacom Tbk PT	94,100	2
			2,386
Ireland (0.2%)
	Kerry Group plc Class A	4,025	479
	Kingspan Group plc	4,877	223
	Bank of Ireland Group plc	31,672	120
	Green REIT plc	22,133	46
	Glanbia plc	2,806	31
	AIB Group plc	11,591	29
	Dalata Hotel Group plc	4,099	20
*	Cairn Homes plc	15,088	17
	Irish Continental Group plc	1,849	8
			973
Israel (0.4%)
*	Nice Ltd.	2,146	329
	Bank Leumi Le-Israel BM	37,940	259

24

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	Bank Hapoalim BM	30,690	225
	Israel Discount Bank Ltd. Class A	46,841	195
*	Teva Pharmaceutical Industries Ltd.	20,675	144
	Israel Chemicals Ltd.	21,582	97
	Mizrahi Tefahot Bank Ltd.	2,719	63
	First International Bank Of Israel Ltd.	1,727	45
	Strauss Group Ltd.	1,339	40
	Azrieli Group Ltd.	471	35
*	Tower Semiconductor Ltd.	1,674	32
	Bezeq The Israeli Telecommunication Corp. Ltd.	36,574	23
*	Nova Measuring Instruments Ltd.	680	19
	Paz Oil Co. Ltd.	134	18
	Gazit-Globe Ltd.	1,409	14
	Shikun & Binui Ltd.	4,180	13
	Kenon Holdings Ltd.	574	12
	Hilan Ltd.	212	8
	Harel Insurance Investments & Financial Services Ltd.	1,042	8
	Reit 1 Ltd.	1,249	7
	AudioCodes Ltd.	396	7
*	Allot Ltd.	857	6
*	Clal Insurance Enterprises Holdings Ltd.	417	6
			1,605
Italy (1.6%)
	Intesa Sanpaolo SPA (Registered)	352,060	775
	UniCredit SPA	56,742	631
	Ferrari NV	3,239	511
	Assicurazioni Generali SPA	26,955	490
	Fiat Chrysler Automobiles NV	29,270	383
	Snam SPA	71,836	364
	CNH Industrial NV	32,789	338
	Terna Rete Elettrica Nazionale SPA	48,523	306
	Mediobanca Banca di Credito Finanziario SPA	27,338	272
	EXOR NV	3,468	236
	Moncler SPA	5,686	214
	FinecoBank Banca Fineco SPA	19,754	205
	Telecom Italia SPA (Bearer)	380,481	195
	Tenaris SA	15,534	169
	Recordati SPA	1,553	68
2	Poste Italiane SPA	5,597	60
*	Telecom Italia SPA (Registered)	92,941	50
	Hera SPA	11,818	47
	Amplifon SPA	1,809	47
	Unipol Gruppo SPA	9,078	46
	Cerved Group SPA	5,400	44
	Societa Cattolica di Assicurazioni SC	5,056	41
*	Saipem SPA	8,611	41
	Tamburi Investment Partners SPA	6,237	39
	Iren SPA	14,352	39
*	Banco BPM SPA	19,169	39
	DiaSorin SPA	325	39
	Banca Mediolanum SPA	5,260	38
	Banca Generali SPA	1,278	38
2	Infrastrutture Wireless Italiane SPA	3,734	37
	Autogrill SPA	3,798	37
	Interpump Group SPA	1,278	36
	Azimut Holding SPA	2,030	36
	Unione di Banche Italiane SPA	13,928	36
	Buzzi Unicem SPA	1,643	35
2	Pirelli & C SPA	6,606	34
	A2A SPA	19,170	34
2	doValue SPA	2,971	33
	ASTM SPA	948	29
2	Enav SPA	5,137	29
	Italgas SPA	4,404	29
	Freni Brembo SPA	2,943	27
	Salvatore Ferragamo SPA	1,402	27
	Reply SPA	422	25
	Banca Popolare di Sondrio SCPA	13,219	25
	IMA Industria Macchine Automatiche SPA	359	25
	Saras SPA	15,485	24
	De’ Longhi SPA	1,201	23
2	Anima Holding SPA	6,173	22
	BPER Banca	6,100	22
	UnipolSai Assicurazioni SPA	8,031	20
	Piaggio & C SPA	6,297	20
	Brunello Cucinelli SPA	652	20
2	Technogym SPA	1,799	18
	Danieli & C Officine Meccaniche SPA	1,043	17
	ERG SPA	857	17
	Italmobiliare SPA	736	16
^	Tod’s SPA	291	15
*	Juventus Football Club SPA	6,788	11
*	Salini Impregilo SPA	5,545	11
	Maire Tecnimont SPA	3,314	8
	Datalogic SPA	517	7

25

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	Arnoldo Mondadori Editore SPA	4,725	7
	MARR SPA	335	7
	Biesse SPA	595	7
	Societa Iniziative Autostradali e Servizi SPA	365	6
	CIR-Compagnie Industriali Riunite SPA	5,481	5
*,2	OVS SPA	2,794	5
2	Gima TT SPA	623	5
*	Banca Monte dei Paschi di Siena SPA	2,477	4
	Buzzi Unicem SPA Saving Shares	265	4
	Banca IFIS SPA	199	3
	Immobiliare Grande
	Distribuzione SIIQ SPA	436	3
			6,626
Japan (19.3%)
	Toyota Motor Corp.	61,000	3,995
	SoftBank Group Corp.	43,700	1,980
	Sony Corp.	32,100	1,828
	Mitsubishi UFJ Financial Group Inc.	304,400	1,465
	Takeda Pharmaceutical Co. Ltd.	39,257	1,324
	Keyence Corp.	2,100	1,241
	KDDI Corp.	43,700	1,164
	Daiichi Sankyo Co. Ltd.	16,300	1,075
	Honda Motor Co. Ltd.	44,100	1,045
	Sumitomo Mitsui Financial Group Inc.	31,100	1,019
	Kao Corp.	13,700	989
	Shin-Etsu Chemical Co. Ltd.	9,700	977
	Recruit Holdings Co. Ltd.	31,400	951
	Tokyo Electron Ltd.	5,300	945
	Nintendo Co. Ltd.	2,400	908
	Nidec Corp.	6,800	885
	Oriental Land Co. Ltd.	6,000	873
	Tokio Marine Holdings Inc.	16,900	869
	East Japan Railway Co.	9,100	866
	Mizuho Financial Group Inc.	590,200	858
	Central Japan Railway Co.	4,300	850
	FANUC Corp.	4,800	831
	Nippon Telegraph & Telephone Corp.	16,500	791
	Shiseido Co. Ltd.	9,600	785
	Seven & i Holdings Co. Ltd.	21,800	771
	Hoya Corp.	9,300	756
	NTT DOCOMO Inc.	28,700	724
	Astellas Pharma Inc.	52,400	723
	Fast Retailing Co. Ltd.	1,100	644
	Murata Manufacturing Co. Ltd.	15,200	632
	Mitsui Fudosan Co. Ltd.	25,500	611
	Mitsubishi Estate Co. Ltd.	31,800	608
	Canon Inc.	23,400	607
	Softbank Corp.	41,100	576
	Daiwa House Industry Co. Ltd.	17,300	542
	West Japan Railway Co.	6,300	531
	Secom Co. Ltd.	6,100	520
	Terumo Corp.	17,300	502
	ORIX Corp.	34,000	502
	Kyocera Corp.	8,200	487
	Chugai Pharmaceutical Co. Ltd.	6,600	471
	Fujitsu Ltd.	6,100	470
	Panasonic Corp.	60,200	464
	SMC Corp.	1,200	452
	Subaru Corp.	16,900	452
	Kubota Corp.	30,800	441
	Bridgestone Corp.	11,600	439
	Denso Corp.	10,400	436
	Shionogi & Co. Ltd.	8,000	428
	Dai-ichi Life Holdings Inc.	31,100	423
	Nomura Holdings Inc.	100,900	407
	Suzuki Motor Corp.	10,300	397
	FUJIFILM Holdings Corp.	9,000	385
^	Aeon Co. Ltd.	21,600	383
	Bandai Namco Holdings Inc.	6,400	376
	Sysmex Corp.	5,900	376
	Eisai Co. Ltd.	7,200	367
	Sumitomo Realty & Development Co. Ltd.	9,300	349
	Sompo Holdings Inc.	8,700	347
	MS&AD Insurance Group Holdings Inc.	10,600	336
	Kintetsu Group Holdings Co. Ltd.	6,400	319
	Toyota Industries Corp.	5,800	318
	Pan Pacific International Holdings Corp.	20,000	313
	Yakult Honsha Co. Ltd.	5,400	311
	Sumitomo Electric Industries Ltd.	26,300	309
	Omron Corp.	6,100	301
	Rohm Co. Ltd.	4,200	299
	Asahi Kasei Corp.	33,000	298
	Sumitomo Mitsui Trust Holdings Inc.	9,100	297
	Sekisui House Ltd.	16,400	291
	M3 Inc.	13,700	290
	Toray Industries Inc.	40,800	290
	Unicharm Corp.	9,300	285

26

ESG International Stock ETF

		Market
		Value•
	Shares	($000)
Ono Pharmaceutical Co. Ltd.	14,900	275
Nitto Denko Corp.	5,900	274
Ajinomoto Co. Inc.	15,000	273
Sumitomo Metal Mining Co. Ltd.	9,700	273
Nippon Paint Holdings Co. Ltd.	5,700	269
Santen Pharmaceutical Co. Ltd.	15,300	268
Advantest Corp.	6,500	266
NEC Corp.	6,200	265
NTT Data Corp.	20,500	264
Nissan Motor Co. Ltd.	42,700	264
Resona Holdings Inc.	67,200	263
Tokyu Corp.	14,600	261
Yaskawa Electric Corp.	7,700	258
Dai Nippon Printing Co. Ltd.	11,800	255
Mitsubishi Chemical Holdings Corp.	37,100	254
Sekisui Chemical Co. Ltd.	17,400	250
Yamaha Corp.	5,800	250
Azbil Corp.	9,600	245
Japan Exchange Group Inc.	15,400	243
Kurita Water Industries Ltd.	9,100	236
Sumitomo Chemical Co. Ltd.	53,900	236
Dentsu Inc.	6,900	236
Rakuten Inc.	25,000	235
Daiwa Securities Group Inc.	53,700	231
Shimano Inc.	1,600	230
Kajima Corp.	18,900	230
Keihan Holdings Co. Ltd.	5,400	226
Keikyu Corp.	12,300	225
Yamato Holdings Co. Ltd.	13,000	225
Toho Co. Ltd.	5,300	225
Tobu Railway Co. Ltd.	7,300	224
TDK Corp.	2,800	222
Nisshin Seifun Group Inc.	11,800	222
Nagoya Railroad Co. Ltd.	7,400	221
Nitori Holdings Co. Ltd.	1,500	216
Toyo Suisan Kaisha Ltd.	5,300	216
MINEBEA MITSUMI Inc.	14,000	216
Hamamatsu Photonics KK	6,100	210
NSK Ltd.	26,100	209
TOTO Ltd.	5,700	206
Konami Holdings Corp.	4,500	204
NH Foods Ltd.	5,300	203
Ricoh Co. Ltd.	21,900	202
Brother Industries Ltd.	11,700	202
Japan Post Holdings Co. Ltd.	22,200	202
Shimadzu Corp.	8,100	201
Marui Group Co. Ltd.	10,100	201
Mazda Motor Corp.	23,800	199
ANA Holdings Inc.	5,800	198
Sohgo Security Services Co. Ltd.	3,900	197
AGC Inc.	6,800	196
T&D Holdings Inc.	19,900	193
Aisin Seiki Co. Ltd.	6,400	189
Concordia Financial Group Ltd.	55,100	189
Odakyu Electric Railway Co. Ltd.	8,200	186
Teijin Ltd.	10,300	185
Japan Airlines Co. Ltd.	5,800	181
Alps Alpine Co. Ltd.	10,400	181
COMSYS Holdings Corp.	6,300	178
Hisamitsu Pharmaceutical Co. Inc.	4,400	178
Bank of Kyoto Ltd.	4,900	176
Yahoo Japan Corp.	70,400	176
Chiba Bank Ltd.	35,200	175
Shizuoka Bank Ltd.	25,900	175
Mitsubishi Materials Corp.	7,200	174
Pigeon Corp.	4,800	174
Hulic Co. Ltd.	18,000	172
Seiko Epson Corp.	12,900	171
Yamada Denki Co. Ltd.	35,600	167
FamilyMart Co. Ltd.	7,200	166
Isuzu Motors Ltd.	15,400	165
Air Water Inc.	9,700	165
Stanley Electric Co. Ltd.	6,600	164
CyberAgent Inc.	3,600	162
Kyowa Kirin Co. Ltd.	8,600	157
LIXIL Group Corp.	9,600	157
Kuraray Co. Ltd.	13,600	155
Alfresa Holdings Corp.	6,800	154
Yamaha Motor Co. Ltd.	9,400	153
Lion Corp.	7,900	153
Nikon Corp.	12,400	153
Kaken Pharmaceutical Co. Ltd.	3,200	153
Mitsui Chemicals Inc.	7,100	151
Oji Holdings Corp.	32,200	150
Taiheiyo Cement Corp.	5,900	149
SBI Holdings Inc.	7,300	146
Kobayashi Pharmaceutical Co. Ltd.	1,900	142
Showa Denko KK	5,500	142
Daito Trust Construction Co. Ltd.	1,100	142
Aozora Bank Ltd.	6,000	139
MEIJI Holdings Co. Ltd.	1,900	132
SUMCO Corp.	10,500	130
Konica Minolta Inc.	18,000	128
Seibu Holdings Inc.	7,300	124

27

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Coca-Cola Bottlers Japan Holdings Inc.	5,700	124
	Mitsubishi Tanabe Pharma Corp.	11,200	123
	NGK Spark Plug Co. Ltd.	7,100	122
	Haseko Corp.	11,300	121
*	Nexon Co. Ltd.	8,300	112
	ZOZO Inc.	5,600	112
	Hankyu Hanshin Holdings Inc.	2,800	106
	Makita Corp.	3,600	106
	Fukuoka Financial Group Inc.	6,100	105
	Anritsu Corp.	5,400	101
	MISUMI Group Inc.	4,400	100
	Sumitomo Dainippon Pharma Co. Ltd.	5,700	99
	Taiyo Yuden Co. Ltd.	5,100	95
	Hikari Tsushin Inc.	400	94
	Keio Corp.	1,500	94
	Disco Corp.	500	91
	Nomura Research Institute Ltd.	4,500	89
	SG Holdings Co. Ltd.	3,300	88
	Kose Corp.	500	86
	Nissin Foods Holdings Co. Ltd.	1,200	83
	Hirose Electric Co. Ltd.	700	79
*	Renesas Electronics Corp.	12,100	75
	Shinsei Bank Ltd.	5,495	75
*	PeptiDream Inc.	1,400	73
	Daifuku Co. Ltd.	1,500	71
	Suzuken Co. Ltd.	1,300	70
	Ryohin Keikaku Co. Ltd.	4,000	69
	Sugi Holdings Co. Ltd.	1,300	68
	Nippon Shinyaku Co. Ltd.	800	66
	Hoshizaki Corp.	900	65
	Kansai Paint Co. Ltd.	3,000	62
	Sony Financial Holdings Inc.	2,700	62
	Nippon Express Co. Ltd.	1,200	62
	GMO Payment Gateway Inc.	800	62
	Koito Manufacturing Co. Ltd.	1,300	61
	Tokyu Fudosan Holdings Corp.	9,800	61
	Kagome Co. Ltd.	2,400	61
	Otsuka Corp.	1,600	59
	Hitachi Chemical Co. Ltd.	1,900	59
	Hitachi High-Technologies Corp.	1,100	59
	Nissan Chemical Corp.	1,400	59
	Kewpie Corp.	2,500	58
	Kakaku.com Inc.	2,300	58
	JSR Corp.	3,500	57
	Taisho Pharmaceutical Holdings Co. Ltd.	800	56
	Goldwin Inc.	400	55
	Nippon Yusen KK	3,700	55
	DeNA Co. Ltd.	2,600	55
	Persol Holdings Co. Ltd.	2,700	55
	Nabtesco Corp.	1,900	55
	Miura Co. Ltd.	1,900	52
	Mitsui OSK Lines Ltd.	2,200	52
	Oracle Corp. Japan	600	52
	Nishi-Nippon Railroad Co. Ltd.	2,200	51
	Nagase & Co. Ltd.	3,700	50
	Rohto Pharmaceutical Co. Ltd.	2,000	50
	Tokyo Tatemono Co. Ltd.	3,800	49
	Wacoal Holdings Corp.	2,100	49
	Sanwa Holdings Corp.	4,400	49
	Nomura Real Estate Holdings Inc.	2,300	49
	Nankai Electric Railway Co. Ltd.	1,900	49
	Matsumotokiyoshi Holdings Co. Ltd.	1,300	48
	Kyowa Exeo Corp.	2,000	48
	Yokohama Rubber Co. Ltd.	2,500	48
	Welcia Holdings Co. Ltd.	900	47
	TIS Inc.	800	47
	Capcom Co. Ltd.	1,800	47
	MediPal Holdings Corp.	2,200	47
	MonotaRO Co. Ltd.	1,900	47
	Iwatani Corp.	1,400	46
	Benesse Holdings Inc.	1,800	46
	Calbee Inc.	1,500	46
	House Foods Group Inc.	1,200	46
	Ito En Ltd.	1,000	46
	Sotetsu Holdings Inc.	1,700	45
	Daiichikosho Co. Ltd.	1,000	45
	Mitsubishi UFJ Lease & Finance Co. Ltd.	8,300	45
	Casio Computer Co. Ltd.	3,200	45
	Morinaga & Co. Ltd.	900	44
	Zeon Corp.	3,800	44
	THK Co. Ltd.	1,900	44
	Sumitomo Rubber Industries Ltd.	3,900	44
	Rinnai Corp.	700	44
	AEON Financial Service Co. Ltd.	3,000	44
	Tsumura & Co.	1,600	44
	Iyo Bank Ltd.	9,200	44
	Koei Tecmo Holdings Co. Ltd.	2,100	44
	Keisei Electric Railway Co. Ltd.	1,100	43
	Acom Co. Ltd.	12,200	43

28

ESG International Stock ETF

		Market
		Value•
	Shares	($000)
Chugoku Bank Ltd.	5,100	43
Asics Corp.	3,300	43
Sawai Pharmaceutical Co. Ltd.	800	42
Hachijuni Bank Ltd.	11,800	42
Ushio Inc.	3,300	42
JTEKT Corp.	3,900	42
Japan Post Insurance Co. Ltd.	2,939	42
Toda Corp.	7,500	42
Sumitomo Forestry Co. Ltd.	3,400	42
Nichirei Corp.	1,800	41
Itochu Techno-Solutions Corp.	1,500	41
Glory Ltd.	1,500	41
ADEKA Corp.	3,400	41
Toyobo Co. Ltd.	3,200	41
Hiroshima Bank Ltd.	8,900	41
GS Yuasa Corp.	2,400	40
SCREEN Holdings Co. Ltd.	700	40
Lawson Inc.	800	40
DIC Corp.	1,500	40
SCSK Corp.	800	39
Toyo Ink SC Holdings Co. Ltd.	1,900	39
Hino Motors Ltd.	5,000	39
Shimamura Co. Ltd.	500	39
Ezaki Glico Co. Ltd.	900	39
Nihon Unisys Ltd.	1,200	39
Kokuyo Co. Ltd.	2,900	39
J Front Retailing Co. Ltd.	3,400	38
Nippon Kayaku Co. Ltd.	3,500	38
Daicel Corp.	4,900	38
Citizen Watch Co. Ltd.	8,300	38
Sumitomo Osaka Cement Co. Ltd.	900	38
NET One Systems Co. Ltd.	1,400	37
Seven Bank Ltd.	14,300	37
Hakuhodo DY Holdings Inc.	2,500	37
Yamazaki Baking Co. Ltd.	2,100	36
Amada Holdings Co. Ltd.	3,500	36
Tokyo Century Corp.	900	36
Nihon Kohden Corp.	1,300	36
NOK Corp.	2,600	36
Skylark Holdings Co. Ltd.	2,100	36
TS Tech Co. Ltd.	1,300	36
Hitachi Metals Ltd.	3,300	35
Dowa Holdings Co. Ltd.	1,100	35
Ibiden Co. Ltd.	1,800	35
Aeon Mall Co. Ltd.	2,200	35
Mitsubishi Logistics Corp.	1,400	34
Lasertec Corp.	600	34
Toagosei Co. Ltd.	3,500	34
Kyudenko Corp.	1,100	34
Daido Steel Co. Ltd.	900	34
Takashimaya Co. Ltd.	3,000	34
Toho Holdings Co. Ltd.	1,400	33
Nippon Electric Glass Co. Ltd.	1,600	33
Morinaga Milk Industry Co. Ltd.	800	33
Colowide Co. Ltd.	1,700	33
Kaneka Corp.	1,100	33
FP Corp.	500	33
Ain Holdings Inc.	600	32
Nishimatsu Construction Co. Ltd.	1,800	32
Nippo Corp.	1,800	32
Hitachi Capital Corp.	1,600	32
Sushiro Global Holdings Ltd.	500	32
Nippon Paper Industries Co. Ltd.	1,900	32
Fancl Corp.	1,300	32
Lintec Corp.	1,600	31
NHK Spring Co. Ltd.	4,300	31
NTN Corp.	11,400	30
K’s Holdings Corp.	2,800	30
DMG Mori Co. Ltd.	2,200	30
Nipro Corp.	2,800	29
Paramount Bed Holdings Co. Ltd.	800	29
Maruichi Steel Tube Ltd.	1,200	29
TechnoPro Holdings Inc.	500	29
TOKAI Holdings Corp.	3,100	29
Hazama Ando Corp.	4,300	29
Sanrio Co. Ltd.	1,500	29
Pola Orbis Holdings Inc.	1,200	28
Ulvac Inc.	700	28
Shimachu Co. Ltd.	1,200	28
Toyo Tire Corp.	2,300	28
Tokai Carbon Co. Ltd.	2,900	28
Nippon Light Metal Holdings Co. Ltd.	15,900	28
Tokuyama Corp.	1,300	27
Tsubakimoto Chain Co.	900	27
Tokyo Seimitsu Co. Ltd.	1,000	26
Japan Post Bank Co. Ltd.	2,900	26
Furukawa Electric Co. Ltd.	1,200	26
Shibusawa Warehouse Co. Ltd.	1,500	26
Rengo Co. Ltd.	3,500	25
Fuji Oil Holdings Inc.	900	25
Isetan Mitsukoshi Holdings Ltd.	3,300	25
PALTAC Corp.	500	25
Fuji Seal International Inc.	900	24
Takara Bio Inc.	1,100	24
Miraca Holdings Inc.	1,100	24

29

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Toyota Boshoku Corp.	1,800	24
	Nisshinbo Holdings Inc.	3,200	24
	Sharp Corp.	2,300	24
	Kiyo Bank Ltd.	1,700	23
	Totetsu Kogyo Co. Ltd.	800	23
	Ariake Japan Co. Ltd.	300	23
	Fujitsu General Ltd.	1,400	22
	Topcon Corp.	1,900	22
	Unipres Corp.	1,400	22
	North Pacific Bank Ltd.	10,800	22
	Awa Bank Ltd.	1,000	21
	Itoham Yonekyu Holdings Inc.	3,400	21
	Morita Holdings Corp.	1,400	21
	Nippon Suisan Kaisha Ltd.	3,600	21
	Tokai Tokyo Financial Holdings Inc.	8,000	21
	Unizo Holdings Co. Ltd.	500	20
	Sankyu Inc.	400	20
	San-In Godo Bank Ltd.	3,500	20
	Fujikura Ltd.	6,200	20
	Shinko Electric Industries Co. Ltd.	2,500	20
	PC Depot Corp.	4,200	19
	Cybozu Inc.	1,800	19
	NEC Networks & System Integration Corp.	700	18
	Noritake Co. Ltd.	500	18
	Nichi-iko Pharmaceutical Co. Ltd.	1,700	18
	Zensho Holdings Co. Ltd.	800	18
	Nissin Corp.	1,300	18
	Takaoka Toko Co. Ltd.	1,700	18
	Nagaileben Co. Ltd.	900	18
	Kato Sangyo Co. Ltd.	600	18
	Toyo Seikan Group Holdings Ltd.	1,200	17
	Shizuoka Gas Co. Ltd.	2,100	17
	Japan Lifeline Co. Ltd.	1,100	17
	Autobacs Seven Co. Ltd.	1,000	17
	Senko Group Holdings Co. Ltd.	2,100	17
	cocokara fine Inc.	300	16
	Meiko Network Japan Co. Ltd.	1,900	16
	Sanyo Denki Co. Ltd.	400	16
	GMO internet Inc.	900	16
	Denka Co. Ltd.	600	16
	Nitta Corp.	600	16
	Katakura Industries Co. Ltd.	1,300	15
	Izumi Co. Ltd.	400	15
	Maruwa Unyu Kikan Co. Ltd.	300	15
	Right On Co. Ltd.	2,300	15
	United Arrows Ltd.	500	15
	Mitsuuroko Group Holdings Co. Ltd.	1,700	15
	Tomy Co. Ltd.	1,400	15
	Maruzen Showa Unyu Co. Ltd.	500	15
	Shima Seiki Manufacturing Ltd.	600	14
	Iriso Electronics Co. Ltd.	300	14
	Digital Arts Inc.	200	14
	Aica Kogyo Co. Ltd.	500	14
	Tocalo Co. Ltd.	1,900	14
*	Leopalace21 Corp.	5,200	14
*	Kawasaki Kisen Kaisha Ltd.	1,400	14
	San-Ai Oil Co. Ltd.	1,500	14
	Kumagai Gumi Co. Ltd.	500	14
	Mitsui-Soko Holdings Co. Ltd.	900	14
	Systena Corp.	900	13
	Maezawa Kasei Industries Co. Ltd.	1,300	13
	Kintetsu World Express Inc.	1,000	13
	Japan Transcity Corp.	3,200	13
	Sinanen Holdings Co. Ltd.	800	13
	Digital Garage Inc.	400	13
	Maruha Nichiro Corp.	500	13
	Duskin Co. Ltd.	500	13
	SBS Holdings Inc.	900	13
	Tokyo Rope Manufacturing Co. Ltd.	1,500	13
	Hirata Corp.	200	12
*	COOKPAD Inc.	4,400	12
	Daiseki Co. Ltd.	500	12
	Taikisha Ltd.	400	12
	Toa Oil Co. Ltd.	600	12
	Sumitomo Warehouse Co. Ltd.	900	12
*,^	Japan Display Inc.	19,700	12
	Tsugami Corp.	1,500	12
	Anicom Holdings Inc.	300	12
	Fuyo General Lease Co. Ltd.	200	11
	Daihen Corp.	400	11
	JP-Holdings Inc.	4,500	11
	Matsuya Co. Ltd.	1,600	11
	Namura Shipbuilding Co. Ltd.	5,100	11
	Takasago Thermal Engineering Co. Ltd.	700	11
	Neturen Co. Ltd.	1,500	11
	en-japan Inc.	300	11
	Kureha Corp.	200	11
	Sumitomo Bakelite Co. Ltd.	300	11
	Nissin Electric Co. Ltd.	900	11
	Paris Miki Holdings Inc.	4,100	11
	Gurunavi Inc.	1,600	10

30

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Nichiha Corp.	400	10
	Tokyo Ohka Kogyo Co. Ltd.	300	10
	Noevir Holdings Co. Ltd.	200	10
*	euglena Co. Ltd.	1,200	10
	eRex Co. Ltd.	900	10
	CKD Corp.	1,000	10
*	RENOVA Inc.	1,300	10
	Mandom Corp.	400	10
	Oki Electric Industry Co. Ltd.	700	10
	Tsukuba Bank Ltd.	6,800	10
	Milbon Co. Ltd.	200	10
	Raiznext Corp.	900	10
	Adastria Co. Ltd.	500	10
	Shin Nippon Air Technologies Co. Ltd.	600	10
	Japan Elevator Service Holdings Co. Ltd.	400	10
	Teikoku Electric Manufacturing Co. Ltd.	900	9
	Hitachi Transport System Ltd.	300	9
	MTI Ltd.	1,400	9
	Monogatari Corp.	100	9
	Modec Inc.	400	9
	Yaoko Co. Ltd.	200	9
	Mirait Holdings Corp.	600	9
	Jeol Ltd.	400	9
	Fuji Soft Inc.	200	9
*	Vision Inc.	200	9
	Yoshinoya Holdings Co. Ltd.	400	8
	Asahi Holdings Inc.	400	8
	Computer Engineering & Consulting Ltd.	400	8
	Noritsu Koki Co. Ltd.	500	8
	ZIGExN Co. Ltd.	1,500	8
	KH Neochem Co. Ltd.	400	8
	DTS Corp.	400	8
	Hokkaido Gas Co. Ltd.	600	8
	Koshidaka Holdings Co. Ltd.	500	8
	Central Glass Co. Ltd.	400	8
	Idec Corp.	500	8
	Ines Corp.	800	8
*	KNT-CT Holdings Co. Ltd.	600	8
	Descente Ltd.	600	8
	Shinmaywa Industries Ltd.	700	8
	Tonami Holdings Co. Ltd.	200	8
	Riso Kyoiku Co. Ltd.	1,900	8
	NS United Kaiun Kaisha Ltd.	400	8
*	KLab Inc.	800	8
	Kumiai Chemical Industry Co. Ltd.	900	8
	Resorttrust Inc.	500	8
	JCR Pharmaceuticals Co. Ltd.	100	8
	Organo Corp.	200	8
	Menicon Co. Ltd.	200	8
	Kitanotatsujin Corp.	1,100	8
	Argo Graphics Inc.	300	8
	Kadokawa Corp.	500	7
	Kourakuen Holdings Corp.	300	7
	J Trust Co. Ltd.	2,100	7
*	Istyle Inc.	1,200	7
	H2O Retailing Corp.	700	7
	HIS Co. Ltd.	300	7
	Gree Inc.	1,600	7
	Transcosmos Inc.	300	7
	Prestige International Inc.	400	7
	Takuma Co. Ltd.	600	7
	Megmilk Snow Brand Co. Ltd.	300	7
	Towa Pharmaceutical Co. Ltd.	300	7
	Nojima Corp.	400	7
	Toridoll Holdings Corp.	300	7
	Ohsho Food Service Corp.	100	7
	Pacific Industrial Co. Ltd.	500	7
*	Tokyo Base Co. Ltd.	800	7
	Eizo Corp.	200	7
	Meidensha Corp.	400	7
	Sumitomo Mitsui Construction Co. Ltd.	1,300	6
	Sinko Industries Ltd.	400	6
	World Co. Ltd.	300	6
	Nextage Co. Ltd.	600	6
	Orient Corp.	5,000	6
*	Open Door Inc.	300	6
	Solasto Corp.	500	6
	NichiiGakkan Co. Ltd.	400	6
	Japan Material Co. Ltd.	600	6
	PAL GROUP Holdings Co. Ltd.	200	6
	Yushin Precision Equipment Co. Ltd.	700	6
	Canon Marketing Japan Inc.	300	6
	KAWADA TECHNOLOGIES Inc.	100	6
	Hiday Hidaka Corp.	300	6
	Dai-Dan Co. Ltd.	300	6
	Okamura Corp.	600	6
*	M&A Capital Partners Co. Ltd.	100	6
	Toshiba TEC Corp.	200	6
	Fixstars Corp.	400	6
	Nippon Shokubai Co. Ltd.	100	6
	Seiren Co. Ltd.	500	6
*	Medical Data Vision Co. Ltd.	600	6
	Sangetsu Corp.	300	6
	Shoei Foods Corp.	200	6
	GLOBERIDE Inc.	200	6
	Nitto Kogyo Corp.	300	6
	Maruwa Co. Ltd.	100	6

31

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Chiyoda Integre Co. Ltd.	300	6
	Chuetsu Pulp & Paper Co. Ltd.	400	6
	LIFULL Co. Ltd.	900	6
	SWCC Showa Holdings Co. Ltd.	800	6
	Nitto Boseki Co. Ltd.	200	6
	Aruhi Corp.	300	5
	ASKUL Corp.	200	5
	Denki Kogyo Co. Ltd.	200	5
	Sankyo Tateyama Inc.	500	5
	Honeys Holdings Co. Ltd.	400	5
	Trancom Co. Ltd.	100	5
	Nichicon Corp.	600	5
	Raito Kogyo Co. Ltd.	400	5
	Sanken Electric Co. Ltd.	300	5
	COLOPL Inc.	800	5
	Miroku Jyoho Service Co. Ltd.	200	5
	Kanamoto Co. Ltd.	200	5
	Shibuya Corp.	200	5
	Showa Corp.	400	5
	Zuken Inc.	300	5
	Tsukishima Kikai Co. Ltd.	400	5
	ValueCommerce Co. Ltd.	300	5
	Ichibanya Co. Ltd.	100	5
	Toa Corp.	400	5
	Daio Paper Corp.	400	5
	Earth Corp.	100	5
	Toyo Kanetsu KK	300	5
	Keihanshin Building Co. Ltd.	400	5
	CAC Holdings Corp.	400	5
	Musashi Seimitsu Industry Co. Ltd.	400	5
	Fuji Oil Co. Ltd.	2,100	5
	Nippon Soda Co. Ltd.	200	5
	Hokkoku Bank Ltd.	200	5
	SRA Holdings	200	5
	Kanematsu Corp.	400	5
	Eiken Chemical Co. Ltd.	300	5
	Tachi-S Co. Ltd.	400	4
	Sourcenext Corp.	1,100	4
	MCJ Co. Ltd.	700	4
	Nissha Co. Ltd.	500	4
	Kameda Seika Co. Ltd.	100	4
	Shiga Bank Ltd.	200	4
	Kohnan Shoji Co. Ltd.	200	4
	Shoei Co. Ltd.	100	4
	Yokogawa Bridge Holdings Corp.	300	4
	Mitsubishi Logisnext Co. Ltd.	400	4
	Sinfonia Technology Co. Ltd.	400	4
	Seiko Holdings Corp.	200	4
	Press Kogyo Co. Ltd.	1,000	4
	Gunze Ltd.	100	4
	Taki Chemical Co. Ltd.	100	4
	Maeda Kosen Co. Ltd.	300	4
*	Remixpoint Inc.	2,000	4
	Shimojima Co. Ltd.	400	4
	Okamoto Industries Inc.	100	4
	Sumida Corp.	400	4
	Joshin Denki Co. Ltd.	200	4
	Tokyo Kiraboshi Financial Group Inc.	300	4
	Belluna Co. Ltd.	600	4
	Tayca Corp.	200	4
	Nippon Sheet Glass Co. Ltd.	600	4
	Macromill Inc.	400	3
	Toho Zinc Co. Ltd.	200	3
*	Akebono Brake Industry Co. Ltd.	2,700	3
	Riken Corp.	100	3
	Future Corp.	200	3
	Mitsuboshi Belting Ltd.	200	3
	Futaba Industrial Co. Ltd.	500	3
	Feed One Co. Ltd.	2,200	3
	Mitsubishi Paper Mills Ltd.	700	3
	Obara Group Inc.	100	3
	Yahagi Construction Co. Ltd.	500	3
	Teikoku Sen-I Co. Ltd.	200	3
	Zuiko Corp.	100	3
*	FDK Corp.	400	3
	OPT Holding Inc.	200	3
	Nissei ASB Machine Co. Ltd.	100	3
	Shinnihon Corp.	400	3
	Asahi Diamond Industrial Co. Ltd.	500	3
	Rheon Automatic Machinery Co. Ltd.	200	3
	IDOM Inc.	700	3
	Toli Corp.	1,200	3
	Wellnet Corp.	400	3
	Ichikoh Industries Ltd.	400	3
	Qol Holdings Co. Ltd.	200	3
*	ARTERIA Networks Corp.	200	3
	Nissan Shatai Co. Ltd.	300	3
	Sanoh Industrial Co. Ltd.	600	3
	Yamashin-Filter Corp.	400	2
*	Sanden Holdings Corp.	500	2
	W-Scope Corp.	400	2
	Saibu Gas Co. Ltd.	100	2
	Kenko Mayonnaise Co. Ltd.	100	2
	Tamron Co. Ltd.	100	2
	Nippon Thompson Co. Ltd.	500	2
	Mitsubishi Steel Manufacturing Co. Ltd.	200	2
			80,743

32

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
Kuwait (0.3%)
	National Bank of Kuwait SAKP	132,115	431
	Kuwait Finance House KSCP	63,658	157
	Ahli United Bank BSC	125,765	116
	Agility Public Warehousing Co. KSC	42,577	106
	Mobile Telecommunications Co. KSC	45,146	84
	Gulf Bank KSCP	57,803	57
	National Industries Group Holding SAK	50,719	40
*	Warba Bank KSCP	23,682	19
	Kuwait International Bank KSCP	21,227	19
	Alimtiaz Investment Group KSC	42,505	18
	Mezzan Holding Co. KSCC	6,784	13
	Integrated Holding Co. KCSC	8,798	12
			1,072
Malaysia (0.8%)
	Public Bank Bhd. (Local)	70,600	341
	Tenaga Nasional Bhd.	100,248	332
	Malayan Banking Bhd.	113,700	235
	CIMB Group Holdings Bhd.	194,100	233
	DiGi.Com Bhd.	149,200	178
	Axiata Group Bhd.	144,400	173
	Maxis Bhd.	126,600	167
	Dialog Group Bhd.	172,300	142
	AMMB Holdings Bhd.	138,600	138
	Petronas Chemicals Group Bhd.	66,400	109
	PPB Group Bhd.	24,300	108
	IHH Healthcare Bhd.	75,200	103
	Sime Darby Plantation Bhd.	54,200	64
	Hong Leong Bank Bhd.	16,200	64
	Alliance Bank Malaysia Bhd.	76,900	55
	Genting Plantations Bhd.	17,300	41
	MISC Bhd.	22,000	38
	Press Metal Aluminium Holdings Bhd.	32,400	38
	RHB Bank Bhd.	27,100	37
	Gamuda Bhd.	42,200	36
	IJM Corp. Bhd.	61,600	33
	Petronas Gas Bhd.	8,600	33
	Malaysia Airports Holdings Bhd.	16,800	33
	Nestle Malaysia Bhd.	900	32
	Top Glove Corp. Bhd.	27,900	31
	TIME dotCom Bhd.	14,300	31
	Bursa Malaysia Bhd.	20,600	31
	Hartalega Holdings Bhd.	23,500	29
	Hong Leong Financial Group Bhd.	7,000	28
	Westports Holdings Bhd.	24,300	24
	YTL Corp. Bhd.	87,400	21
	Telekom Malaysia Bhd.	22,900	20
	Inari Amertron Bhd.	51,600	20
	Sime Darby Bhd.	36,400	20
	HAP Seng Consolidated Bhd.	7,500	18
	Yinson Holdings Bhd.	10,600	17
	My EG Services Bhd.	50,700	17
	Petronas Dagangan Bhd.	3,100	17
	Bermaz Auto Bhd.	28,000	15
*	WCT Holdings Bhd.	64,900	15
	Malakoff Corp. Bhd.	72,600	15
	Padini Holdings Bhd.	16,900	15
	YTL Power International Bhd.	81,200	14
	IOI Corp. Bhd.	13,100	14
	Sime Darby Property Bhd.	64,800	14
	Malaysian Resources Corp. Bhd.	69,000	12
*	AirAsia X Bhd.	278,900	12
	VS Industry Bhd.	38,400	11
	Pos Malaysia Bhd.	30,600	11
	Kossan Rubber Industries	10,500	10
*	Velesto Energy Bhd.	144,200	10
	AirAsia Group Bhd.	23,800	10
	Sunway Construction Group Bhd.	20,800	10
	Muhibbah Engineering M Bhd.	16,600	10
	Supermax Corp. Bhd.	25,500	9
*	Lafarge Malaysia Bhd.	10,900	9
*	UEM Sunrise Bhd.	48,900	8
	Unisem M Bhd.	16,500	8
	UMW Holdings Bhd.	6,100	7
	Serba Dinamik Holdings Bhd.	5,300	6
*	Bumi Armada Bhd.	86,400	5
	IOI Properties Group Bhd.	14,800	4
	SP Setia Bhd Group	9,100	3
			3,344
Mexico (0.7%)
	Fomento Economico Mexicano SAB de CV	62,600	572
	America Movil SAB de CV	765,300	560
	Grupo Financiero Banorte SAB de CV	74,000	398
	Cemex SAB de CV	520,800	194
	Grupo Bimbo SAB de CV Class A	103,200	181
	Grupo Televisa SAB	83,400	147

33

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
2	Macquarie Mexico Real Estate Management SA de CV	94,400	114
	Grupo Elektra SAB DE CV	1,235	86
	Grupo Aeroportuario del Pacifico SAB de CV Class B	6,400	61
	Coca-Cola Femsa SAB de CV	10,100	60
	Elis SA	3,285	58
	Fibra Uno Administracion SA de CV	37,100	51
	Kimberly-Clark de Mexico SAB de CV Class A	19,400	40
	Grupo Aeroportuario del Sureste SAB de CV Class B	2,680	39
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	6,700	39
	Arca Continental SAB de CV	7,400	39
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	29,100	37
*	Infraestructura Energetica Nova SAB de CV	7,900	33
	Grupo Financiero Inbursa SAB de CV	26,700	33
	Mexichem SAB de CV	15,600	29
*	Alsea SAB de CV	13,400	29
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	30,200	27
	Regional SAB de CV	5,700	26
2	Concentradora Fibra Hotelera Mexicana SA de CV	48,900	21
	Grupo Carso SAB de CV	7,300	21
	PLA Administradora Industrial S de RL de CV	13,500	19
	Industrias Penoles SAB de CV	1,555	19
*	La Comer SAB de CV	13,200	16
	Gentera SAB de CV	21,200	16
	Grupo Cementos de Chihuahua SAB de CV	3,000	16
*	Grupo Aeromexico SAB de CV	20,400	16
	Bolsa Mexicana de Valores SAB de CV	7,100	13
*	Hoteles City Express SAB de CV	14,100	12
	Grupo Herdez SAB de CV	5,700	12
	Grupo Comercial Chedraui SA de CV	7,600	11
2	GMexico Transportes SAB de CV	8,100	9
	Prologis Property Mexico SA de CV	4,000	8
	Credito Real SAB de CV SOFOM ER	6,800	8
	Qualitas Controladora SAB de CV	2,100	7
*	Genomma Lab Internacional SAB de CV Class B	7,800	7
	Corp Inmobiliaria Vesta SAB de CV	3,500	5
	Grupo Rotoplas SAB de CV	7,800	5
	Grupo Lala SAB de CV	4,300	4
	TV Azteca SAB de CV	76,200	4
*	Axtel SAB de CV	29,400	3
			3,105
Netherlands (2.7%)
	Unilever NV	34,737	2,155
	ASML Holding NV	9,588	2,132
	Koninklijke Philips NV	23,186	1,093
	ING Groep NV	96,808	925
	Koninklijke Ahold Delhaize NV	28,063	657
	Koninklijke DSM NV	4,509	561
	Akzo Nobel NV	5,755	516
	Wolters Kluwer NV	7,068	509
	Unibail-Rodamco-Westfield	3,459	453
	Koninklijke KPN NV	97,185	308
^	NN Group NV	7,952	266
	IMCD NV	3,013	211
	Aegon NV	54,283	207
2	ABN AMRO Bank NV	11,537	205
*,2	Adyen NV	278	202
	Randstad NV	4,207	196
	ASR Nederland NV	4,908	172
	TKH Group NV	2,450	117
	ASM International NV	711	60
*,2	Takeaway.com NV	509	49
2	Intertrust NV	2,233	46
2	Signify NV	1,579	46
	SBM Offshore NV	2,683	45
	Corbion NV	1,456	41
	BE Semiconductor Industries NV	1,317	39
	VEON Ltd.	14,068	36
	Koninklijke Vopak NV	712	34
*	OCI NV	1,487	33
	Sligro Food Group NV	1,092	31
	Boskalis Westminster	1,540	31
	APERAM SA	1,058	26
	Koninklijke BAM Groep NV	6,201	18

34

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Wereldhave NV	895	18
	PostNL NV	8,456	17
	TomTom NV	1,236	15
2	Flow Traders	543	15
*,2	Basic-Fit NV	349	11
	Accell Group NV	378	9
	NSI NV	202	9
	Wessanen	624	8
	Vastned Retail NV	142	4
2	GrandVision NV	113	3
			11,529
New Zealand (0.4%)
	Contact Energy Ltd.	41,110	217
	Auckland International Airport Ltd.	35,742	217
	Spark New Zealand Ltd.	77,335	215
	Fisher & Paykel Healthcare Corp. Ltd.	19,951	209
*	a2 Milk Co. Ltd.	21,906	199
	Ryman Healthcare Ltd.	6,130	50
	Meridian Energy Ltd.	14,253	45
	Infratil Ltd.	14,663	42
	Mercury NZ Ltd.	11,981	39
	Mainfreight Ltd.	1,339	35
	Fletcher Building Ltd.	11,978	34
	Kiwi Property Group Ltd.	31,736	33
	Genesis Energy Ltd.	13,999	30
	Freightways Ltd.	4,706	24
	Precinct Properties New Zealand Ltd.	19,911	23
	EBOS Group Ltd.	1,392	21
	Summerset Group Holdings Ltd.	5,141	20
	Z Energy Ltd.	3,990	16
	Goodman Property Trust	8,559	12
*	Synlait Milk Ltd.	1,759	10
	Air New Zealand Ltd.	4,685	8
	Tourism Holdings Ltd.	1,445	3
			1,502
Norway (0.6%)
	DNB ASA	26,690	430
	Telenor ASA	17,775	365
^	Mowi ASA	12,881	308
	Yara International ASA	5,326	231
	Orkla ASA	25,016	229
	Norsk Hydro ASA	48,841	153
	Storebrand ASA	23,918	138
	TGS NOPEC Geophysical Co. ASA	2,713	65
	Schibsted ASA Class B	2,167	63
	SpareBank 1 SMN	5,532	58
	SpareBank 1 SR-Bank ASA	4,383	46
	Tomra Systems ASA	1,547	43
	Bakkafrost P/F	652	38
2	Entra ASA	2,375	36
	Gjensidige Forsikring ASA	1,826	35
	Salmar ASA	680	32
*	Adevinta ASA Class B	2,167	27
*	Norwegian Finans Holding ASA	3,286	26
	Atea ASA	1,925	25
	Leroy Seafood Group ASA	3,662	24
	Austevoll Seafood ASA	1,525	16
*	Frontline Ltd.	1,793	15
2	Scatec Solar ASA	1,284	15
	Subsea 7 SA	1,488	14
2	Elkem ASA	4,052	10
*,2	BW LPG Ltd.	1,671	8
	Schibsted ASA Class A	268	8
2	Sbanken ASA	1,173	8
	Borregaard ASA	780	8
	Veidekke ASA	714	7
*	PGS ASA	5,895	7
*	Nordic Semiconductor ASA	1,374	6
*	Seadrill Ltd.	2,553	6
	Hoegh LNG Holdings Ltd.	1,642	6
	Grieg Seafood ASA	422	5
*	Akastor ASA	3,428	4
*,2	XXL ASA	1,524	4
*,2	Aker Solutions ASA	1,196	4
*	Norwegian Air Shuttle ASA	874	4
*	Adevinta ASA Class A	268	3
			2,530
Other (0.0%)
*	B2W Cia Digital Rights Exp. 09/21/2019	448	1
*	Gol Linhas Aereas Inteligentes SA Preference Shares Rights Exp. 10/03/2019	106	—
*	AES Tiete Energia SA Rights Exp. 09/13/2019	47	—
*,§	Legend Holdings Corp. Rights	207	—
			1
Pakistan (0.0%)
*	SUI Southern Gas Co. Ltd.	497,000	48
	Lucky Cement Ltd.	16,400	37
	MCB Bank Ltd.	25,800	28
	Kot Addu Power Co. Ltd.	77,500	14
	SUI Northern Gas Pipeline	41,500	13
	Searle Co. Ltd.	10,300	9
	Pakistan State Oil Co. Ltd.	8,200	6
	Hub Power Co. Ltd.	14,012	6
	Engro Corp. Ltd.	2,420	4
	Bank Alfalah Ltd.	15,000	4
	Habib Bank Ltd.	5,300	4
			173

35

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
Peru (0.0%)
	Cia de Minas Buenaventura SAA ADR	3,900	59

Philippines (0.2%)
	Ayala Land Inc.	198,300	180
	BDO Unibank Inc.	56,200	161
	Bank of the Philippine Islands	71,230	120
	International Container Terminal Services Inc.	26,250	68
	Metropolitan Bank & Trust Co.	31,290	43
	PLDT Inc.	1,850	42
	Security Bank Corp.	9,140	36
	Manila Electric Co.	4,610	32
	First Gen Corp.	51,000	26
	Cebu Air Inc.	13,720	26
	Jollibee Foods Corp.	5,620	26
	Ayala Corp.	1,430	25
	Globe Telecom Inc.	580	23
	San Miguel Food and Beverage Inc.	10,320	18
	Manila Water Co. Inc.	31,600	14
	Aboitiz Power Corp.	18,100	13
	Filinvest Land Inc.	339,000	10
	Wilcon Depot Inc.	30,900	10
	Robinsons Retail Holdings Inc.	5,100	8
	Puregold Price Club Inc.	9,000	8
	Nickel Asia Corp.	144,000	7
	Pilipinas Shell Petroleum Corp.	11,100	7
	Vista Land & Lifescapes Inc.	36,100	5
*,2	CEMEX Holdings Philippines Inc.	72,000	4
			912
Poland (0.2%)
	Powszechna Kasa Oszczednosci Bank Polski SA	27,913	275
	Powszechny Zaklad Ubezpieczen SA	16,653	156
	Bank Polska Kasa Opieki SA	6,209	152
	CD Projekt SA	1,020	65
*	KGHM Polska Miedz SA	2,047	40
	Santander Bank Polska SA	430	33
*,2	Dino Polska SA	712	28
*	Orange Polska SA	17,084	27
	LPP SA	13	24
*	Bank Millennium SA	10,988	18
*	Alior Bank SA	1,754	18
*	mBank SA	187	15
	CCC SA	469	15
	KRUK SA	302	13
	Asseco Poland SA	742	10
	Cyfrowy Polsat SA	1,253	9
2	PLAY Communications SA	1,010	9
*	AmRest Holdings SE	574	6
	PKP Cargo SA	735	5
	Budimex SA	146	5
*	Energa SA	2,079	3
	Kernel Holding SA	196	2
			928
Portugal (0.1%)
	Jeronimo Martins SGPS SA	3,893	64
	Banco Comercial Portugues SA	141,822	30
	NOS SGPS SA	4,992	29
	Sonae SGPS SA	24,793	23
	REN - Redes Energeticas Nacionais SGPS SA	6,873	19
	Navigator Co. SA	4,298	15
	CTT-Correios de Portugal SA	6,496	13
	EDP Renovaveis SA	1,063	12
	Altri SGPS SA	1,635	10
			215
Qatar (0.3%)
	Qatar National Bank QPSC	105,832	557
	Masraf Al Rayan QSC	99,907	100
	Industries Qatar QSC	26,710	80
	Qatar Fuel QSC	13,074	78
	Commercial Bank PSQC	42,054	55
	Qatar Gas Transport Co. Ltd.	77,735	51
	Qatar Navigation QSC	21,961	36
	Ooredoo QPSC	17,270	33
	Doha Bank QPSC	29,858	21
	United Development Co. QSC	49,784	19
	Al Meera Consumer Goods Co. QSC	4,301	18
	Medicare Group	7,879	17
	Vodafone Qatar QSC	26,815	9
*	Ezdan Holding Group QSC	50,710	8
			1,082
Russia (0.4%)
	Sberbank of Russia PJSC	269,320	905
	Mobile TeleSystems PJSC	29,820	119
	AK Transneft OAO Preference Shares	47	106
	VTB Bank PJSC	92,410,000	54
	Novolipetsk Steel PJSC	22,270	50
	Magnit PJSC	850	47
	Inter RAO UES PJSC	676,000	44

36

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Moscow Exchange MICEX-RTS PJSC	29,100	41
	Polyus PJSC GDR	557	32
	PhosAgro PJSC	732	28
	OGK-2 PJSC	2,603,000	21
	Magnitogorsk Iron & Steel Works PJSC	28,700	18
	TGC-1 PJSC	94,300,000	15
	RusHydro PJSC	1,809,000	15
	ROSSETI PJSC	835,000	15
	Polyus PJSC	117	13
	Aeroflot PJSC	7,410	12
	Federal Grid Co. Unified Energy System PJSC	3,960,000	11
	ENEL RUSSIA PJSC	546,000	8
	Lenenergo PJSC Preference Shares	2,500	4
	TMK PJSC	2,370	2
			1,560
Singapore (1.1%)
	DBS Group Holdings Ltd.	45,700	806
	Oversea-Chinese Banking Corp. Ltd.	84,900	651
	United Overseas Bank Ltd.	33,500	602
	Singapore Telecommunications Ltd.	178,600	407
	Singapore Exchange Ltd.	40,300	238
	City Developments Ltd.	31,000	214
	Keppel Corp. Ltd.	50,300	211
	UOL Group Ltd.	37,000	196
	CapitaLand Ltd.	75,600	189
	ComfortDelGro Corp. Ltd.	102,800	181
	Singapore Press Holdings Ltd.	107,500	154
	Wilmar International Ltd.	49,500	136
	Suntec REIT	40,900	57
	Mapletree Industrial Trust	32,100	53
	NetLink NBN Trust	80,700	52
	Mapletree Logistics Trust	44,800	51
	Mapletree North Asia Commercial Trust	44,900	43
	Keppel REIT	46,800	41
	Manulife US REIT	42,200	38
	Sembcorp Industries Ltd.	24,200	36
	Venture Corp. Ltd.	3,300	36
	Hutchison Port Holdings Trust	129,400	20
	Olam International Ltd.	14,300	19
	Ascendas India Trust	18,200	19
*	Sembcorp Marine Ltd.	22,100	18
	Raffles Medical Group Ltd.	23,700	17
	ESR-REIT	43,500	16
	Keppel DC REIT	11,700	15
	Golden Agri-Resources Ltd.	68,800	13
	Ascott Residence Trust	13,700	13
	Frasers Logistics & Industrial Trust	9,800	9
	Lippo Malls Indonesia Retail Trust	32,400	5
*	Yoma Strategic Holdings Ltd.	20,000	4
	StarHub Ltd.	4,400	4
§	Best World International Ltd.	3,000	3
	SATS Ltd.	800	3
			4,570
South Africa (1.7%)
	Naspers Ltd.	10,527	2,396
	Standard Bank Group Ltd.	33,375	390
	FirstRand Ltd.	81,760	323
	Sanlam Ltd.	48,205	231
	Bid Corp. Ltd.	10,518	225
	Absa Group Ltd.	20,981	212
	Remgro Ltd.	17,075	193
	Nedbank Group Ltd.	12,122	181
	Bidvest Group Ltd.	12,706	150
	Vodacom Group Ltd.	17,849	135
	Old Mutual Ltd.	112,303	134
	RMB Holdings Ltd.	28,444	134
	Clicks Group Ltd.	10,084	132
	Gold Fields Ltd.	22,006	130
	Redefine Properties Ltd.	242,699	126
	Growthpoint Properties Ltd.	82,711	125
	SPAR Group Ltd.	10,866	124
	PSG Group Ltd.	8,905	118
	Capitec Bank Holdings Ltd.	1,623	117
	Foschini Group Ltd.	11,567	115
	Shoprite Holdings Ltd.	14,561	109
	AVI Ltd.	18,155	99
	Mr Price Group Ltd.	8,657	98
	Tiger Brands Ltd.	6,796	94
	Discovery Ltd.	11,875	90
*	Impala Platinum Holdings Ltd.	12,466	71
	Aspen Pharmacare Holdings Ltd.	12,011	62
*	MultiChoice Group	6,483	57
	Anglo American Platinum Ltd.	879	54
	NEPI Rockcastle plc	4,932	44
	Fortress REIT Ltd. Class A	23,070	32
	Rand Merchant Investment Holdings Ltd.	16,193	32
*	Northam Platinum Ltd.	5,765	30
	Barloworld Ltd.	3,920	29
	Pick n Pay Stores Ltd.	7,522	29
	Investec Ltd.	5,051	27
	Pioneer Foods Group Ltd.	3,809	26

37

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	Harmony Gold Mining Co. Ltd.	7,188	26
	Truworths International Ltd.	7,419	26
	Netcare Ltd.	23,285	25
	Vukile Property Fund Ltd.	19,973	25
	Telkom SA SOC Ltd.	4,621	24
	Hyprop Investments Ltd.	5,458	24
	JSE Ltd.	2,651	23
	Sappi Ltd.	7,124	21
	Liberty Holdings Ltd.	2,847	21
	Reunert Ltd.	4,636	20
	Motus Holdings Ltd.	3,936	19
	AECI Ltd.	3,214	19
	Kumba Iron Ore Ltd.	660	17
	KAP Industrial Holdings Ltd.	42,829	15
2	Pepkor Holdings Ltd.	13,033	14
2	Dis-Chem Pharmacies Ltd.	8,756	13
	Coronation Fund Managers Ltd.	4,546	13
	Santam Ltd.	637	12
	Momentum Metropolitan Holdings	10,419	11
	SA Corporate Real Estate Ltd.	52,269	11
	Assore Ltd.	497	10
*	Nampak Ltd.	14,448	9
	Massmart Holdings Ltd.	2,664	8
	Resilient REIT Ltd.	1,780	7
*	Super Group Ltd.	3,557	7
	Imperial Logistics Ltd.	1,382	5
	Astral Foods Ltd.	453	5
	Oceana Group Ltd.	852	4
*	PPC Ltd.	14,109	4
	Lewis Group Ltd.	1,258	3
			7,115
South Korea (3.2%)
	Samsung Electronics Co. Ltd.	116,681	4,248
	SK Hynix Inc.	13,497	864
	Samsung Electronics Co. Ltd. Preference Shares	20,991	640
	Shinhan Financial Group Co. Ltd.	12,896	434
	NAVER Corp.	3,278	397
	LG Chem Ltd.	1,323	362
	Hyundai Mobis Co. Ltd.	1,724	354
	KB Financial Group Inc.	10,603	346
	Hyundai Motor Co.	3,127	332
	LG Household & Health Care Ltd.	293	286
	Kia Motors Corp.	7,543	272
	Samsung SDI Co. Ltd.	1,176	243
	Hana Financial Group Inc.	8,521	229
	Samsung Fire & Marine Insurance Co. Ltd.	1,032	195
	Woori Financial Group Inc.	17,646	174
	Mirae Asset Daewoo Co. Ltd.	24,769	152
	S-Oil Corp.	1,772	142
	Samsung Securities Co. Ltd.	4,774	139
	Industrial Bank of Korea	13,124	134
	BNK Financial Group Inc.	23,635	131
	Samsung Electro-Mechanics Co. Ltd.	1,654	122
	Woongjin Coway Co. Ltd.	1,634	113
	Kakao Corp.	940	105
	SK Securities Co. Ltd.	204,769	104
	Samsung Life Insurance Co. Ltd.	1,847	104
*	Helixmith Co. Ltd.	662	100
	Amorepacific Corp. Preference Shares	1,472	88
	Lotte Chemical Corp.	461	86
*	LG Display Co. Ltd.	7,361	85
	CJ CheilJedang Corp.	439	83
	DB Insurance Co. Ltd.	2,032	80
	Fila Korea Ltd.	1,578	75
	Lotte Shopping Co. Ltd.	626	70
	Lotte Corp.	2,544	70
	Hankook Tire & Technology Co. Ltd.	2,772	67
	Hyundai Department Store Co. Ltd.	1,007	65
	Samsung SDS Co. Ltd.	376	61
	Green Cross Corp.	636	57
	SK Telecom Co. Ltd. ADR	2,400	53
	Amorepacific Corp.	416	45
*	Korea Line Corp.	2,290	44
*,2	Samsung Biologics Co. Ltd.	195	43
	Hyundai Glovis Co. Ltd.	321	42
	Cheil Worldwide Inc.	1,797	39
	SK Telecom Co. Ltd.	197	39
*	Samsung Heavy Industries Co. Ltd.	5,878	38
*	Samsung Engineering Co. Ltd.	2,788	36
	Meritz Securities Co. Ltd.	8,815	35
	Samsung Card Co. Ltd.	1,055	29
	LG Uplus Corp.	2,581	28
*	HLB Inc.	797	28
*	Samsung Pharmaceutical Co. Ltd.	10,189	26
	AMOREPACIFIC Group	524	26
	Hyundai Marine & Fire Insurance Co. Ltd.	1,258	25

38

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	KCC Corp.	131	24
	DoubleUGames Co. Ltd.	531	24
	LG Innotek Co. Ltd.	288	23
	Yuhan Corp.	111	21
	Ssangyong Cement Industrial Co. Ltd.	4,172	20
*	Eusu Holdings Co. Ltd.	3,146	19
	Hanon Systems	1,909	18
	Hyundai Elevator Co. Ltd.	280	18
*	Pearl Abyss Corp.	111	18
	Hanjin Kal Corp.	726	18
	Kolon Industries Inc.	506	17
*	Hansol Holdings Co. Ltd.	4,356	16
*	COSON Co. Ltd.	3,236	16
	POSCO Chemical Co. Ltd.	357	16
	Com2uSCorp	191	15
	BGF retail Co. Ltd.	88	15
	Douzone Bizon Co. Ltd.	305	14
*	Hyundai Merchant Marine Co. Ltd.	5,073	14
	Korean Air Lines Co. Ltd.	776	14
	Interpark Holdings Corp.	8,100	14
	Hankook Shell Oil Co. Ltd.	52	14
	i-SENS Inc.	589	14
	LG Household & Health Care Ltd. Preference Shares	23	14
	NS Shopping Co. Ltd.	1,628	14
*	Komipharm International Co. Ltd.	1,336	13
*	Hyosung Heavy Industries Corp.	457	13
*	Leaders Cosmetics Co. Ltd.	2,509	13
*	Oscotec Inc.	862	13
*	CJ Logistics Corp.	108	13
	Hyundai Steel Co.	409	13
	Kolmar Korea Co. Ltd.	347	12
	Meritz Fire & Marine Insurance Co. Ltd.	835	12
	TK Corp.	1,400	12
*	CUROCOM Co. Ltd.	14,268	12
*	Sangsangin Co. Ltd.	1,251	12
	iMarketKorea Inc.	1,222	12
*	Coreana Cosmetics Co. Ltd.	4,004	12
	Kumho Petrochemical Co. Ltd.	196	11
	OCI Co. Ltd.	207	11
	LOTTE Fine Chemical Co. Ltd.	311	11
*	Asiana Airlines Inc.	2,347	11
	NEPES Corp.	397	11
	KISCO Corp.	2,576	11
*	Enzychem Lifesciences Corp.	225	11
	Hanjin Transportation Co. Ltd.	434	11
*	Neowiz	774	10
	Korean Reinsurance Co.	1,499	10
*	Lutronic Corp.	1,359	10
*	Foosung Co. Ltd.	1,294	10
*	Anterogen Co. Ltd.	291	10
*	Ananti Inc.	956	10
*	CMG Pharmaceutical Co. Ltd.	3,943	9
*	Genexine Co. Ltd.	211	9
	Dae Hwa Pharmaceutical Co. Ltd.	783	9
	KISWIRE Ltd.	452	9
	Vieworks Co. Ltd.	424	9
	Koh Young Technology Inc.	135	9
	GOLFZON Co. Ltd.	155	9
	Youngone Corp.	290	8
	Korea Electric Terminal Co. Ltd.	215	8
*	Hugel Inc.	27	8
*	Hanall Biopharma Co. Ltd.	364	8
*	Aprogen pharmaceuticals Inc.	12,249	8
*	ABLBio Inc.	516	8
	SK Gas Ltd.	123	8
	LG Chem Ltd. Preference Shares	52	8
	WONIK IPS Co. Ltd.	393	8
	Cuckoo Homesys Co. Ltd.	224	8
	Sung Kwang Bend Co. Ltd.	859	7
*	Esmo Corp.	1,491	7
	Chongkundang Holdings Corp.	97	7
*	Cafe24 Corp.	127	7
	Byucksan Corp.	5,036	7
	E1 Corp.	173	7
	Mando Corp.	242	7
*	Eutilex Co. Ltd.	140	7
	INTOPS Co. Ltd.	636	7
*	Mezzion Pharma Co. Ltd.	76	6
	Eo Technics Co. Ltd.	104	6
*	Naturecell Co. Ltd.	1,209	6
*	Webzen Inc.	432	6
	Innocean Worldwide Inc.	112	6
	SK Materials Co. Ltd.	40	6
*	DIO Corp.	165	6
*	Celltrion Pharm Inc.	218	6
	DB HiTek Co. Ltd.	488	6
	NICE Information Service Co. Ltd.	538	6
*	Osstem Implant Co. Ltd.	154	6
	Dongjin Semichem Co. Ltd.	516	6
	JB Financial Group Co. Ltd.	1,277	6

39

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Ahnlab Inc.	112	6
	LS Industrial Systems Co. Ltd.	143	5
*	HLB Life Science CO Ltd.	908	5
	KIWOOM Securities Co. Ltd.	98	5
	Taekwang Industrial Co. Ltd.	6	5
*	Gamevil Inc.	207	5
*	Able C&C Co. Ltd.	625	5
	HS Industries Co. Ltd.	716	5
	Dentium Co. Ltd.	91	5
*	Iljin Materials Co. Ltd.	146	5
	Partron Co. Ltd.	533	5
	LEENO Industrial Inc.	112	5
	Seoul Semiconductor Co. Ltd.	418	5
	F&F Co. Ltd.	77	5
	InBody Co. Ltd.	250	5
	Mirae Asset Life Insurance Co. Ltd.	1,455	5
	COSMAX NBT Inc.	780	5
	SL Corp.	274	5
	Hyundai Greenfood Co. Ltd.	509	5
	Taeyoung Engineering & Construction Co. Ltd.	477	5
	Halla Holdings Corp.	135	5
	Dongwon Industries Co. Ltd.	25	5
*	Inscobee Inc.	2,000	5
	Hansol Chemical Co. Ltd.	72	5
	Green Cross Holdings Corp.	304	5
	JYP Entertainment Corp.	289	5
*	Seegene Inc.	251	5
	Daeduck Electronics Co.	574	4
*	CrystalGenomics Inc.	405	4
	Shinsegae International Inc.	29	4
	Daewoong Pharmaceutical Co. Ltd.	32	4
	Dae Han Flour Mills Co. Ltd.	30	4
	Daekyo Co. Ltd.	867	4
	Advanced Process Systems Corp.	198	4
	Sebang Global Battery Co. Ltd.	134	4
*	SM Entertainment Co. Ltd.	170	4
*	Pharmicell Co. Ltd.	671	4
	Samchully Co. Ltd.	60	4
	GS Home Shopping Inc.	31	4
	Hyundai Home Shopping Network Corp.	52	4
*	GemVax & Kael Co. Ltd.	399	4
*	BH Co. Ltd.	301	4
	Dong-A ST Co. Ltd.	55	4
*	G-treeBNT Co. Ltd.	224	4
	Daea TI Co. Ltd.	895	4
	Chong Kun Dang Pharmaceutical Corp.	56	4
*	LegoChem Biosciences Inc.	101	4
	Binggrae Co. Ltd.	81	4
	Tongyang Inc.	2,898	4
	Namyang Dairy Products Co. Ltd.	9	4
	LF Corp.	230	4
	Daesang Corp.	202	4
	Samyang Holdings Corp.	72	4
*	Dongkuk Steel Mill Co. Ltd.	712	4
*	Amicogen Inc.	213	4
	Handsome Co. Ltd.	146	4
*	Seobu T&D	557	4
	Hancom Inc.	421	4
*	Humax Co. Ltd.	745	4
*	NKMax Co. Ltd.	397	3
	CJ CGV Co. Ltd.	124	3
	Sam Chun Dang Pharm Co. Ltd.	130	3
	Youngone Holdings Co. Ltd.	84	3
	Bukwang Pharmaceutical Co. Ltd.	294	3
	Soulbrain Co. Ltd.	60	3
	Hansae Co. Ltd.	229	3
*	Medipost Co. Ltd.	136	3
	SK Chemicals Co. Ltd.	91	3
*	Cellumed Co. Ltd.	685	3
*	KONA I Co. Ltd.	235	3
*	Telcon RF Pharmaceutical Inc.	768	3
	Cosmax BTI Inc	293	3
*	iNtRON Biotechnology Inc.	283	3
*	Binex Co. Ltd.	446	3
	Hana Tour Service Inc.	87	3
	Wemade Co. Ltd.	118	3
*	Ecopro Co. Ltd.	179	3
	Modetour Network Inc.	241	3
*	Homecast Co. Ltd.	757	3
*	STCUBE	278	3
*	Ssangyong Motor Co.	912	2
*	Feelux Co. Ltd.	509	2
			13,520
Spain (1.8%)
	Banco Santander SA	382,074	1,447
	Industria de Diseno Textil SA	26,428	818
	Banco Bilbao Vizcaya Argentaria SA	165,257	784
	Telefonica SA	109,560	761
	Amadeus IT Group SA	10,171	759
	Grifols SA	9,572	304
2	Aena SME SA	1,507	272
2	Cellnex Telecom SA	6,588	264

40

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	CaixaBank SA	97,867	222
	Red Electrica Corp. SA	11,097	220
	Grifols SA Preference Shares	8,211	175
	Enagas SA	7,998	174
	Bankinter SA	29,593	172
	Banco de Sabadell SA	174,848	150
	Merlin Properties Socimi SA	10,450	140
	Bankia SA	57,713	105
	Inmobiliaria Colonial Socimi SA	3,756	43
	Faes Farma SA	8,070	42
	Bolsas y Mercados Espanoles SHMSF SA	1,444	37
	Mapfre SA	13,921	36
	Ebro Foods SA	1,729	36
	Corp Financiera Alba SA	679	34
*	Masmovil Ibercom SA	1,471	30
	Viscofan SA	636	30
	CIE Automotive SA	1,156	27
*	Almirall SA	1,397	27
	Acerinox SA	3,193	27
	Prosegur Cia de Seguridad SA	6,488	24
*	Indra Sistemas SA	3,000	24
*,2	Neinor Homes SA	1,895	23
	Zardoya Otis SA	3,083	21
	Cia de Distribucion Integral Logista Holdings SA	1,020	20
2	Prosegur Cash SA	12,332	19
*	Fluidra SA	1,229	15
2	Metrovacesa SA	937	9
*	Sacyr SA	3,538	9
2	Euskaltel SA	978	8
*	Fomento de Construcciones y Contratas SA	641	8
*	Pharma Mar SA	3,177	7
2	Gestamp Automocion SA	1,513	7
	Ence Energia y Celulosa SA	1,476	6
	Construcciones y Auxiliar de Ferrocarriles SA	129	6
*	Promotora de Informaciones SA	3,532	5
2	Unicaja Banco SA	6,305	5
			7,352
Sweden (2.2%)
	Telefonaktiebolaget LM Ericsson Class B	76,607	599
	Atlas Copco AB Class A	20,017	599
	Volvo AB Class B	38,091	527
	Assa Abloy AB Class B	23,336	487
	Hennes & Mauritz AB Class B	23,704	454
	Essity AB Class B	14,507	453
	Swedbank AB Class A	25,123	323
	Skandinaviska Enskilda Banken AB Class A	35,714	307
	Investor AB Class A	6,423	298
	Svenska Handelsbanken AB Class A	32,861	290
	Investor AB Class B	5,853	275
	Telia Co. AB	61,598	270
	Industrivarden AB Class A	11,517	248
	SKF AB	15,176	245
	Kinnevik AB	8,842	241
	Skanska AB Class B	12,836	241
	Boliden AB	10,445	231
	Svenska Cellulosa AB SCA Class B	26,618	230
^	Tele2 AB	15,987	226
	Castellum AB	8,846	189
	Securitas AB Class B	12,095	181
	Electrolux AB Class B	7,746	173
	Trelleborg AB Class B	12,078	165
	Elekta AB Class B	10,754	137
	Atlas Copco AB Class B	5,039	134
*	Swedish Orphan Biovitrum AB	6,725	111
	Nibe Industrier AB Class B	5,626	71
	AAK AB	3,156	63
	Fabege AB	3,601	60
	Pandox AB Class B	2,924	57
	Husqvarna AB	6,867	53
	ICA Gruppen AB	1,024	50
	Indutrade AB	1,680	48
	Kungsleden AB	5,167	48
	Loomis AB Class B	1,400	47
	Getinge AB	3,256	45
	Axfood AB	2,093	44
	NCC AB Class B	2,731	44
	Wihlborgs Fastigheter AB	2,704	44
	Holmen AB	1,851	43
	JM AB	1,606	40
	Hemfosa Fastigheter AB	3,888	39
2	Dometic Group AB	4,793	39
2	Thule Group AB	1,949	39
	SSAB AB Class B	14,204	36
2	Bravida Holding AB	3,873	32
	Hexpol AB	4,265	32
	Sweco AB Class B	1,208	32
^	Intrum AB	1,213	31
	Wallenstam AB	2,737	31
	BillerudKorsnas AB	2,770	31
	Hufvudstaden AB Class A	1,589	29
	Nordic Entertainment Group AB Class B	1,163	28
	Bonava AB	2,184	25

41

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Nobia AB	3,638	21
	Investment AB Latour Class B	1,517	20
	Peab AB	2,389	20
	Lindab International AB	1,607	16
	Nolato AB Class B	282	15
	Svenska Handelsbanken AB Class B	1,415	13
	Beijer Ref AB	563	13
	Vitrolife AB	670	12
	Klovern AB Preference Shares	279	10
*	Adapteo Oyj	805	10
	Clas Ohlson AB	967	10
*	SAS AB	6,747	9
	Avanza Bank Holding AB	1,095	9
	Industrivarden AB	395	8
*	Nyfosa AB	1,076	7
	Bilia AB	824	7
2	Resurs Holding AB	1,152	7
	Arjo AB	1,525	6
*	Hansa Biopharma AB	352	6
	Mycronic AB	472	6
*,2	Munters Group AB	1,379	6
2	Attendo AB	1,249	6
	Bure Equity AB	327	5
2	Scandic Hotels Group AB	536	4
	Concentric AB	326	4
	SkiStar AB	284	3
	Haldex AB	636	3
			9,071
Switzerland (6.3%)
	Nestle SA	73,085	8,213
	Roche Holding AG	15,664	4,280
	Zurich Insurance Group AG	3,201	1,141
	Cie Financiere Richemont SA	12,543	975
	UBS Group AG	79,234	841
	Credit Suisse Group AG	60,553	708
	Swiss Re AG	6,459	623
	Givaudan SA	223	605
	Lonza Group AG	1,694	601
	Roche Holding AG (Bearer)	1,780	485
	Geberit AG	953	434
	Swiss Life Holding AG	876	416
	Sonova Holding AG	1,558	362
	Partners Group Holding AG	437	356
	Chocoladefabriken Lindt & Spruengli AG	47	348
	Swisscom AG	644	322
	Temenos AG	1,912	322
	Baloise Holding AG	1,761	301
	Adecco Group AG	5,655	298
	Swiss Prime Site AG	2,991	298
	Schindler Holding AG	1,250	286
	Straumann Holding AG	327	257
	Julius Baer Group Ltd.	6,445	256
	Kuehne & Nagel International AG	1,701	248
	Logitech International SA	5,874	239
	Cembra Money Bank AG	1,913	195
	Vifor Pharma AG	1,147	182
2	Galenica AG	3,103	174
	Helvetia Holding AG	1,314	172
	Flughafen Zurich AG	930	171
	Georg Fischer AG	207	170
	Mobimo Holding AG	597	169
	Clariant AG	9,073	168
	Dufry AG	1,847	150
2	Sunrise Communications Group AG	1,970	149
*	ams AG	2,214	89
	Allreal Holding AG	433	83
	Chocoladefabriken Lindt & Spruengli AG (Registered)	1	82
	PSP Swiss Property AG	596	79
	BB Biotech AG	973	62
	Schindler Holding AG (Registered)	272	62
	Banque Cantonale Vaudoise	68	52
	Tecan Group AG	216	52
	Belimo Holding AG	10	50
*	Idorsia Ltd.	1,727	49
	Bucher Industries AG	144	43
	dormakaba Holding AG	56	38
	Landis&Gyr Group AG	446	37
	Vontobel Holding AG	682	36
	Valiant Holding AG	342	36
	Forbo Holding AG	24	35
	Siegfried Holding AG	79	33
	Emmi AG	38	31
	SIG Combibloc Group AG	2,308	31
	SFS Group AG	377	28
	Barry Callebaut AG	13	27
	Daetwyler Holding AG	164	26
	Valora Holding AG	88	25
	Huber & Suhner AG	369	24
	Conzzeta AG	28	23
	Schweiter Technologies AG	21	20
	Inficon Holding AG	30	19
	Burckhardt Compression Holding AG	79	19
	Komax Holding AG	96	18
	Bachem Holding AG	118	17
	HBM Healthcare Investments AG	83	16
	Ypsomed Holding AG	120	16

42

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Intershop Holding AG	28	15
	Kardex AG	107	15
*	Panalpina Welttransport Holding AG	64	15
	LEM Holding SA	11	14
*	Aryzta AG	16,722	13
	VZ Holding AG	43	13
	Zehnder Group AG	334	12
	Interroll Holding AG	5	9
	Berner Kantonalbank AG	42	9
	DKSH Holding AG	181	9
*	GAM Holding AG	1,791	7
	Implenia AG	164	6
*	COSMO Pharmaceuticals NV	59	5
	St. Galler Kantonalbank AG	10	4
	Comet Holding AG	53	4
	u-blox Holding AG	59	4
	Ascom Holding AG	373	4
*	Meyer Burger Technology AG	7,432	3
			26,334
Taiwan (4.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	599,000	4,922
	Hon Hai Precision Industry Co. Ltd.	318,400	752
	MediaTek Inc.	49,000	573
	Largan Precision Co. Ltd.	3,000	373
	Uni-President Enterprises Corp.	140,000	341
	Formosa Plastics Corp.	106,000	317
	Chunghwa Telecom Co. Ltd.	91,000	316
	E.Sun Financial Holding Co. Ltd.	384,107	309
	Delta Electronics Inc.	64,000	298
	China Steel Corp.	386,000	284
	ASE Technology Holding Co. Ltd.	118,000	268
	Mega Financial Holding Co. Ltd.	283,000	259
	Nan Ya Plastics Corp.	112,000	245
	Hua Nan Financial Holdings Co. Ltd.	367,366	233
	Formosa Chemicals & Fibre Corp.	83,000	233
	First Financial Holding Co. Ltd.	333,200	228
	Cathay Financial Holding Co. Ltd.	176,000	225
	Taiwan Cement Corp.	181,497	222
	Taiwan Cooperative Financial Holding Co. Ltd.	345,720	220
	Quanta Computer Inc.	118,000	212
	Taishin Financial Holding Co. Ltd.	454,983	194
	CTBC Financial Holding Co. Ltd.	293,000	190
	Pou Chen Corp.	151,000	188
*	AGV Products Corp.	842,000	186
	Foxconn Technology Co. Ltd.	85,000	172
	Lite-On Technology Corp.	107,000	170
	WPG Holdings Ltd.	126,680	160
	Ruentex Development Co. Ltd.	110,000	149
	United Microelectronics Corp.	341,000	146
	Bank of Kaohsiung Co. Ltd.	469,000	145
	Far EasTone Telecommunications Co. Ltd.	58,000	135
	Catcher Technology Co. Ltd.	19,000	133
	Shin Kong Financial Holding Co. Ltd.	433,172	127
	Infortrend Technology Inc.	272,000	113
	Hotai Motor Co. Ltd.	8,000	113
	Synnex Technology International Corp.	95,000	112
	Powertech Technology Inc.	43,000	103
	SinoPac Financial Holdings Co. Ltd.	263,000	99
*	China Life Insurance Co. Ltd.	118,278	93
	Cheng Shin Rubber Industry Co. Ltd.	66,000	92
	Innolux Corp.	382,000	85
	AU Optronics Corp.	312,000	81
	President Chain Store Corp.	8,000	74
	Taiwan Mobile Co. Ltd.	20,000	71
	Formosan Rubber Group Inc.	116,000	69
	Win Semiconductors Corp.	8,000	67
	Yuanta Financial Holding Co. Ltd.	115,000	66
	Novatek Microelectronics Corp.	10,000	59
	Realtek Semiconductor Corp.	8,000	55
	Asia Cement Corp.	39,000	53
	Chicony Electronics Co. Ltd.	19,000	53
	Accton Technology Corp.	9,000	47
	Asustek Computer Inc.	7,000	45
	Taiwan Fertilizer Co. Ltd.	30,000	43

43

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Tripod Technology Corp.	12,000	43
	Yageo Corp.	6,000	43
	Taiwan High Speed Rail Corp.	35,000	42
	Giant Manufacturing Co. Ltd.	6,000	42
	Pegatron Corp.	25,000	42
	Sampo Corp.	73,000	41
*	Microbio Co. Ltd.	90,000	39
	Formosa Taffeta Co. Ltd.	35,000	38
	Inventec Corp.	55,000	38
	Winbond Electronics Corp.	69,000	37
	Test Rite International Co. Ltd.	55,000	37
	Eclat Textile Co. Ltd.	3,000	37
	Feng TAY Enterprise Co. Ltd.	5,500	36
	Walsin Technology Corp.	7,000	35
	Acer Inc.	64,000	35
	Simplo Technology Co. Ltd.	4,000	34
	Hiwin Technologies Corp.	4,120	33
	Zhen Ding Technology Holding Ltd.	9,000	33
	Unimicron Technology Corp.	26,000	32
	Micro-Star International Co. Ltd.	12,000	32
	King’s Town Bank Co. Ltd.	32,000	31
*	Airtac International Group	3,000	31
	Nanya Technology Corp.	13,000	29
	Chroma ATE Inc.	6,000	29
	Radiant Opto-Electronics Corp.	8,000	29
	Merida Industry Co. Ltd.	5,000	29
	Walsin Lihwa Corp.	64,000	28
	China Petrochemical Development Corp.	88,200	28
	Globalwafers Co. Ltd.	3,000	28
	Macronix International	31,000	27
	King Yuan Electronics Co. Ltd.	25,000	27
	International CSRC Investment Holdings Co.	25,990	27
	Vanguard International Semiconductor Corp.	13,000	27
	Sinbon Electronics Co. Ltd.	6,000	26
	ITEQ Corp.	6,000	26
	Chipbond Technology Corp.	13,000	26
*	Tatung Co. Ltd.	48,000	26
	ASPEED Technology Inc.	1,000	25
	Wowprime Corp.	10,000	24
	International Games System Co. Ltd.	2,000	24
	TA Chen Stainless Pipe	19,000	23
*	PharmaEssentia Corp.	6,000	23
	TCI Co. Ltd.	2,297	23
*	Voltronic Power Technology Corp.	1,000	22
	Qisda Corp.	35,000	22
	Silergy Corp.	1,000	22
	Wistron Corp.	28,000	22
	Eternal Materials Co. Ltd.	28,000	22
	Weltrend Semiconductor	25,000	22
	Sino-American Silicon Products Inc.	9,000	21
	Elite Material Co. Ltd.	5,000	21
	Taiwan Union Technology Corp.	5,000	21
	Jess-Link Products Co. Ltd.	20,000	20
*	Phihong Technology Co. Ltd.	68,000	19
	Ichia Technologies Inc.	36,000	19
	CyberTAN Technology Inc.	38,000	19
	Merry Electronics Co. Ltd.	4,000	19
	Phison Electronics Corp.	2,000	18
	Chang Hwa Commercial Bank Ltd.	28,560	18
	AcBel Polytech Inc.	26,000	18
	Taiwan Business Bank	46,200	18
	Evergreen International Storage & Transport Corp.	42,000	18
	E Ink Holdings Inc.	20,000	18
	Cyberlink Corp.	6,000	18
	Nien Made Enterprise Co. Ltd.	2,000	18
	Parade Technologies Ltd.	1,000	17
*	PChome Online Inc.	4,000	17
	Iron Force Industrial Co. Ltd.	4,000	17
	Senao International Co. Ltd.	17,000	17
	Eva Airways Corp.	35,862	16
	ASMedia Technology Inc.	1,000	16
	China Steel Chemical Corp.	4,000	16
	Lotes Co. Ltd.	2,000	16
*	Sincere Navigation Corp.	30,000	16
*	Dynamic Electronics Co. Ltd.	39,000	16
	China Development Financial Holding Corp.	54,000	16
	Taiwan Glass Industry Corp.	42,000	16
	CHC Healthcare Group	11,000	15
	Shin Zu Shing Co. Ltd.	4,000	15
	FSP Technology Inc.	25,000	15
	United Integrated Services Co. Ltd.	3,000	15
	St. Shine Optical Co. Ltd.	1,000	15
	Zinwell Corp.	19,000	14

44

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Taiwan Surface Mounting Technology Corp.	6,000	14
	Kindom Construction Corp.	15,000	14
	Brogent Technologies Inc.	2,100	14
*	Kuo Toong International Co. Ltd.	24,000	14
	Soft-World International Corp.	6,000	14
	Bizlink Holding Inc.	2,000	14
*	MIN AIK Technology Co. Ltd.	31,000	14
	Asia Optical Co. Inc.	5,000	14
*	OBI Pharma Inc.	3,000	13
	Wei Chuan Foods Corp.	16,000	13
	Poya International Co. Ltd.	1,000	13
	Genius Electronic Optical Co. Ltd.	1,000	13
	Makalot Industrial Co. Ltd.	2,100	12
	KEE TAI Properties Co. Ltd.	34,000	12
	D-Link Corp.	30,000	12
	Teco Electric and Machinery Co. Ltd.	15,000	12
	eMemory Technology Inc.	1,000	12
	Pan-International Industrial Corp.	15,000	11
	Johnson Health Tech Co. Ltd.	4,000	11
	Taiwan Secom Co. Ltd.	4,000	11
	Tong-Tai Machine & Tool Co. Ltd.	20,000	11
	Taichung Commercial Bank Co. Ltd.	28,404	11
	Yulon Motor Co. Ltd.	16,000	11
	Long Bon International Co. Ltd.	22,000	11
	Far Eastern Department Stores Ltd.	14,000	11
	Formosa International Hotels Corp.	2,000	11
	King Slide Works Co. Ltd.	1,000	10
	Gloria Material Technology Corp.	16,000	10
	Pixart Imaging Inc.	3,000	10
*	Unizyx Holding Corp.	14,000	10
	Chin-Poon Industrial Co. Ltd.	10,000	10
	IBF Financial Holdings Co. Ltd.	30,300	10
	HTC Corp.	9,000	10
	China Electric Manufacturing Corp.	34,000	10
	Cub Elecparts Inc.	1,049	10
	Ruentex Industries Ltd.	4,200	9
	Cathay Real Estate Development Co. Ltd.	14,000	9
	FLEXium Interconnect Inc.	3,000	9
	Charoen Pokphand Enterprise	4,000	9
	Egis Technology Inc.	1,000	9
	Sanyang Motor Co. Ltd.	13,000	9
	Sunny Friend Environmental Technology Co. Ltd.	1,000	8
	LandMark Optoelectronics Corp.	1,000	8
	Yungtay Engineering Co. Ltd.	4,000	8
	Compeq Manufacturing Co. Ltd.	8,000	8
	Elan Microelectronics Corp.	3,000	8
	Chaun-Choung Technology Corp.	1,000	8
*	Taiwan Land Development Corp.	29,000	8
	Global Unichip Corp.	1,000	8
	Toung Loong Textile Manufacturing	6,000	7
	Hota Industrial Manufacturing Co. Ltd.	2,000	7
	Epistar Corp.	10,000	7
	Nan Kang Rubber Tire Co. Ltd.	6,000	7
*	Pharmally International Holding Co. Ltd.	1,000	7
	Tong Yang Industry Co. Ltd.	5,000	7
	Advanced Ceramic X Corp.	1,000	7
	Chlitina Holding Ltd.	1,000	7
	Sporton International Inc.	1,000	7
*	United Renewable Energy Co. Ltd.	27,000	7
	Gigabyte Technology Co. Ltd.	4,000	7
	Asia Vital Components Co. Ltd.	5,000	7
	Arcadyan Technology Corp.	2,000	7
	General Interface Solution Holding Ltd.	2,000	7
	Advanced International Multitech Co. Ltd.	5,000	6
*	Mercuries & Associates Holding Ltd.	11,000	6
	China Motor Corp.	8,000	6
	Great Wall Enterprise Co. Ltd.	5,250	6
	Grape King Bio Ltd.	1,000	6
	Mitac Holdings Corp.	6,899	6
*	CMC Magnetics Corp.	24,000	6

45

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Visual Photonics Epitaxy Co. Ltd.	2,000	6
	ChipMOS Technologies Inc.	6,000	6
	Lung Yen Life Service Corp.	3,000	6
*	Li Cheng Enterprise Co. Ltd.	3,000	6
*	Mercuries Life Insurance Co. Ltd.	17,000	6
	Lien Hwa Industrial Corp.	5,250	6
	Primax Electronics Ltd.	3,000	6
	Ginko International Co. Ltd.	1,000	6
	Career Technology MFG. Co. Ltd.	5,150	6
	Wan Hai Lines Ltd.	9,000	5
	Ability Enterprise Co. Ltd.	10,000	5
	Taiwan Cogeneration Corp.	6,000	5
	Taiwan Paiho Ltd.	2,000	5
	Tung Ho Steel Enterprise Corp.	8,000	5
	Sercomm Corp.	2,000	5
	Pan Jit International Inc.	6,000	5
*	Federal Corp.	14,000	5
	Sitronix Technology Corp.	1,000	5
	Huaku Development Co. Ltd.	2,000	5
	Wafer Works Corp.	5,000	5
*	Via Technologies Inc.	5,000	5
	Cheng Loong Corp.	9,000	5
	Wistron NeWeb Corp.	2,000	5
	Chilisin Electronics Corp.	2,000	5
	WUS Printed Circuit Co. Ltd.	4,000	5
	Coretronic Corp.	4,000	5
	Clevo Co.	5,000	5
	BES Engineering Corp.	20,000	5
	YFY Inc.	13,000	5
	Gourmet Master Co. Ltd.	1,000	5
	Kenda Rubber Industrial Co. Ltd.	5,000	5
	Jentech Precision Industrial Co. Ltd.	1,000	5
	Getac Technology Corp.	3,000	5
	Center Laboratories Inc.	2,299	5
*	Asia Pacific Telecom Co. Ltd.	23,000	4
	Shinkong Synthetic Fibers Corp.	12,000	4
	Taiwan Semiconductor Co. Ltd.	3,000	4
	Cheng Uei Precision Industry Co. Ltd.	4,000	4
	Yieh Phui Enterprise Co. Ltd.	15,300	4
	Everlight Electronics Co. Ltd.	5,000	4
	TaiDoc Technology Corp.	1,000	4
	Taiyen Biotech Co. Ltd.	4,000	4
	Quanta Storage Inc.	3,000	4
*	Grand Pacific Petrochemical	l7,000	4
	Longchen Paper & Packaging Co. Ltd.	9,000	4
	SDI Corp.	2,000	4
*	Medigen Biotechnology Corp.	2,000	4
	Radium Life Tech Co. Ltd.	10,200	4
*	Ritek Corp.	14,000	4
*	Roo Hsing Co. Ltd.	10,000	4
*	Lotus Pharmaceutical Co. Ltd.	1,000	3
*	HannsTouch Solution Inc.	6,000	3
	Nan Ya Printed Circuit Board Corp.	2,000	3
	Swancor Holding Co. Ltd.	1,000	3
*	Tung Thih Electronic Co. Ltd.	1,000	2
	Advanced Wireless Semiconductor Co.	1,000	2
	Hong Pu Real Estate Development Co. Ltd.	3,000	2
			17,535
Thailand (1.1%)
	Siam Cement PCL (Foreign)	22,100	300
	CP ALL PCL (Foreign)	87,800	241
	Kasikornbank PCL (Foreign)	43,600	228
	Advanced Info Service PCL (Foreign)	28,900	219
	Siam Commercial Bank PCL (Foreign)	47,500	191
	Airports of Thailand PCL (Foreign)	74,300	175
	Kiatnakin Bank (Foreign)	71,100	168
*	CP ALL PCL (Local)	58,300	160
	Central Pattana PCL ( Foreign)	68,400	150
	Krung Thai Bank PCL (Foreign)	251,900	142
*	Siam Commercial Bank PCL (Local)	31,700	128
	Minor International PCL (Foreign)	98,700	122
*	Minor International PCL	97,200	120
*	Intouch Holdings	53,100	111
	Airports of Thailand PCL	46,500	109
	Bangkok Dusit Medical Services PCL (Foreign)	134,600	104
	Kasikornbank PCL	19,700	103
	Home Product Center PCL	168,600	99
*	Bangkok Dusit Medical Services PCL	114,700	88

46

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	PTT Global Chemical PCL	40,300	70
	Energy Absolute PCL (Foreign)	44,300	68
	BTS Group Holdings PCL	150,600	66
	Intouch Holdings PCL (Foreign)	29,178	61
	Digital Telecommunications Infrastructure Fund	109,863	61
	Tisco Financial Group PCL (Foreign)	18,000	60
	Ratchaburi Electricity Generating Holding PCL (Foreign)	23,600	57
	PTT Global Chemical PCL (Foreign)	27,700	48
	Sino-Thai Engineering & Construction PCL	76,000	48
	Bangkok Bank PCL (Foreign)	7,800	44
	WHA Corp. PCL	271,500	44
	Krungthai Card PCL	28,600	43
	Bangkok Expressway & Metro PCL	116,500	43
	Thanachart Capital PCL	23,000	42
	True Corp. PCL	197,200	40
	Charoen Pokphand Foods PCL (Foreign)	42,000	40
	Thai Oil PCL (Foreign)	14,000	31
	Indorama Ventures PCL	26,800	31
*	Advanced Info Service PCL (Local)	4,000	30
	Robinson PCL	14,300	30
	Gulf Energy Development PCL (Foreign)	6,300	30
	Bumrungrad Hospital PCL (Foreign)	6,400	29
	Supalai PCL	42,200	27
	Total Access Communication PCL (Foreign)	13,200	26
	Srisawad Corp. PCL	14,300	26
	TMB Bank PCL	506,200	26
*	Kiatnakin Bank	10,400	25
	Central Plaza Hotel PCL	21,400	22
	B Grimm Power PCL	16,700	21
	Jasmine International PCL	90,700	20
	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust	29,700	18
	VGI PCL	51,200	16
*	Siam Cement PCL	1,200	16
	IRPC PCL (Foreign)	123,800	16
	CK Power PCL	71,400	14
	Jasmine Broadband Internet Infrastructure Fund	34,600	13
	BTS Rail Mass Transit Growth Infrastructure Fund	35,600	13
	Intouch Holdings NVDR	5,900	12
*	Central Pattana PCL	5,200	11
*	Thai Airways International PCL (Foreign)	33,800	11
	Delta Electronics Thailand PCL	6,700	11
*	Krung Thai Bank PCL	18,800	11
*	Energy Absolute PCL	5,900	9
*	Super Energy Corp. PCL	387,600	8
*	Gulf Energy Development PCL	1,700	8
*	Precious Shipping PCL	24,700	7
	Carabao Group PCL (Foreign)	2,800	7
	Muangthai Capital PCL	3,700	7
*	PTG Energy PCL	9,000	6
	Global Power Synergy PCL	2,600	6
*	Thaifoods Group PCL	33,800	5
	Star Petroleum Refining PCL	18,600	5
	Siam Global House PCL	10,600	5
	U City PCL	64,000	5
*	Univentures PCL	23,700	5
	Esso Thailand PCL	16,500	5
	KCE Electronics PCL	8,300	5
	Hana Microelectronics PCL (Foreign)	4,700	4
	Sri Trang Agro-Industry PCL	12,400	4
*	Thaicom PCL	25,100	4
*	BEC World PCL	15,000	4
*	BCPG PCL	6,000	4
*	Taokaenoi Food & Marketing PCL	10,700	4
*	Unique Engineering & Construction PCL	10,700	3
*	Beauty Community PCL	33,200	3
*	Workpoint Entertainment PCL	3,100	2
*	Carabao Group PCL	900	2
*	Bangkok Airways PCL	6,200	2
*	Minor International PCL Warrants Exp. 12/31/2021	3,645	1
			4,459
Turkey (0.2%)
*	Tat Gida Sanayi AS	134,749	108
*	Afyon Cimento Sanayi TAS	146,141	104
*	Turcas Petrol AS	300,159	89

47

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
*	Bizim Toptan Satis Magazalari AS	64,202	88
	Tupras Turkiye Petrol Rafinerileri AS	2,289	50
*	Turkiye Garanti Bankasi AS	32,030	49
	KOC Holding AS	16,187	49
*	Akbank T.A.S.	39,869	47
	Haci Omer Sabanci Holding AS (Bearer)	17,735	27
	Eregli Demir ve Celik Fabrikalari TAS	23,491	26
*	Turk Hava Yollari AO	10,282	20
*	Yapi ve Kredi Bankasi AS	39,311	16
*	Turkiye Is Bankasi AS	15,178	14
	Tekfen Holding AS	3,446	12
*	Is Gayrimenkul Yatirim Ortakligi AS	58,162	9
	TAV Havalimanlari Holding AS	1,847	8
	Ford Otomotiv Sanayi AS	719	7
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS	26,105	7
*	Turkiye Vakiflar Bankasi TAO	8,334	7
*	Akenerji Elektrik Uretim AS	75,545	6
*	Pegasus Hava Tasimaciligi AS	510	6
*	Sok Marketler Ticaret AS	2,876	5
	Ulker Biskuvi Sanayi AS	1,628	5
	Tofas Turk Otomobil Fabrikasi AS	1,547	5
	Turkiye Sise ve Cam Fabrikalari AS	5,701	4
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	11,830	4
*	Arcelik AS	1,329	4
	Soda Sanayii AS	3,606	3
*	Vakif Gayrimenkul Yatirim Ortakligi AS	6,654	2
			781
United Arab Emirates (0.2%)
	First Abu Dhabi Bank PJSC	104,299	433
	Abu Dhabi Commercial Bank PJSC	82,842	196
	Emirates Telecommunications Group Co. PJSC	22,514	104
	DP World plc	3,013	42
*	Air Arabia PJSC	77,788	25
*	Eshraq Properties Co. PJSC	188,516	21
*	RAK Properties PJSC	147,004	18
	Arabtec Holding PJSC	40,224	18
*	DXB Entertainments PJSC	265,832	16
*	Dubai Financial Market PJSC	62,719	15
	Amanat Holdings PJSC	55,939	14
	Abu Dhabi National Oil Co. for Distribution PJSC	18,263	13
	Abu Dhabi Islamic Bank PJSC	5,526	7
			922
United Kingdom (8.4%)
	AstraZeneca plc	32,369	2,891
	Unilever plc	25,828	1,632
	Vodafone Group plc	656,000	1,241
	Reckitt Benckiser Group plc	15,319	1,197
	RELX plc	45,571	1,094
	Prudential plc	63,523	1,059
	Lloyds Banking Group plc	1,695,562	1,032
	Compass Group plc	39,694	1,007
	National Grid plc	79,957	838
	Barclays plc	418,790	698
	CRH plc	20,664	692
	Experian plc	22,505	692
	Tesco plc	246,160	658
	London Stock Exchange Group plc	7,648	649
	Smith & Nephew plc	22,773	546
	Standard Chartered plc	69,833	531
	Ferguson plc	6,064	447
	BT Group plc	207,637	418
	Aviva plc	94,806	409
	WPP plc	33,009	391
	Legal & General Group plc	144,560	387
	Informa plc	35,482	376
	Ashtead Group plc	13,290	369
	3i Group plc	25,251	338
	Burberry Group plc	11,577	306
	Sage Group plc	34,608	296
	Rentokil Initial plc	53,252	293
	Next plc	3,953	286
	Halma plc	11,875	285
	Segro plc	28,643	274
	Smiths Group plc	13,008	265
	DCC plc	3,014	257
	Rightmove plc	39,013	255
	Royal Bank of Scotland Group plc	113,091	255
	Associated British Foods plc	8,997	249
	Barratt Developments plc	32,172	248
	Mondi plc	12,341	241

48

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	Bunzl plc	9,735	239
	Spirax-Sarco Engineering plc	2,430	238
	Smurfit Kappa Group plc	7,649	237
	Pearson plc	23,023	233
2	Auto Trader Group plc	34,985	227
	Standard Life Aberdeen plc	72,850	222
	Persimmon plc	9,249	215
	St. James’s Place plc	19,141	215
	Croda International plc	3,575	205
	Johnson Matthey plc	5,725	204
	Whitbread plc	3,816	203
	RSA Insurance Group plc	31,716	202
*	Ocado Group plc	12,632	199
	Coca-Cola HBC AG	5,944	198
	Admiral Group plc	7,385	194
	Berkeley Group Holdings plc	3,991	191
*	Just Eat plc	19,574	187
	Taylor Wimpey plc	103,986	185
	Intermediate Capital Group plc	11,219	183
	Bellway plc	5,135	182
	SSP Group plc	21,026	181
	Land Securities Group plc	19,170	181
	Wm Morrison Supermarkets plc	80,858	180
	Kingfisher plc	76,155	180
	United Utilities Group plc	18,097	179
	ITV plc	125,019	177
	Hiscox Ltd.	9,290	175
	DS Smith plc	41,420	172
	Tate & Lyle plc	19,549	171
	Severn Trent plc	6,665	168
	Hargreaves Lansdown plc	7,293	167
	Phoenix Group Holdings plc	21,223	167
	British Land Co. plc	26,904	167
	Direct Line Insurance Group plc	48,037	166
	Howden Joinery Group plc	24,982	164
	Britvic plc	15,344	162
	Derwent London plc	4,052	157
	Marks & Spencer Group plc	66,531	156
	Spectris plc	5,493	155
	Beazley plc	21,664	150
	HomeServe plc	10,740	150
	Investec plc	28,960	149
	Micro Focus International plc	9,414	129
	Travis Perkins plc	8,241	126
	J Sainsbury plc	50,164	120
	Pennon Group plc	12,269	113
	Antofagasta plc	9,232	98
	Polymetal International plc	6,670	96
	UNITE Group plc	6,267	80
	Hammerson plc	28,449	79
2	Merlin Entertainments plc	12,180	67
	IWG plc	11,629	59
	Dechra Pharmaceuticals plc	1,588	58
	Schroders plc	1,669	56
	B&M European Value Retail SA	12,727	56
	Inmarsat plc	7,222	53
	BBA Aviation plc	13,352	52
	Electrocomponents plc	6,894	49
2	ConvaTec Group plc	22,997	49
	Man Group PLC	23,179	47
	Inchcape plc	6,654	47
	Moneysupermarket.com Group plc	10,205	46
	Hikma Pharmaceuticals plc	1,750	43
	Entertainment One Ltd.	6,031	43
	WH Smith plc	1,779	42
	JD Sports Fashion plc	5,495	41
	UDG Healthcare plc	4,303	41
	Aggreko plc	4,403	41
	Greggs plc	1,551	40
	easyJet plc	3,383	40
	Diploma plc	2,011	39
	BCA Marketplace plc	13,082	39
	Genus plc	1,184	38
	Hays plc	22,154	38
	Pagegroup plc	7,381	38
	Grainger plc	12,196	36
	Great Portland Estates plc	4,278	36
	NMC Health plc	1,162	35
	Assura plc	41,973	35
	Shaftesbury plc	3,356	35
	IG Group Holdings plc	5,319	35
	International Consolidated Airlines Group SA (London Shares)	6,675	34
	Victrex plc	1,337	34
2	Ascential plc	7,348	34
	National Express Group plc	6,527	34
	Close Brothers Group plc	2,138	34
*	Firstgroup plc	21,078	33
	Grafton Group plc	3,627	33
	Jupiter Fund Management plc	7,940	33
	Royal Mail plc	13,150	33
	CYBG plc	19,115	33
	Cineworld Group plc	12,357	33
	Big Yellow Group plc	2,525	33
	Savills plc	3,179	32

49

ESG International Stock ETF

			Market
			Value•
		Shares	($000)
	LondonMetric Property plc	12,832	32
2	John Laing Group plc	7,379	32
	Essentra plc	6,453	32
	Lancashire Holdings Ltd.	3,804	32
	TP ICAP plc	8,767	31
*	Serco Group plc	17,489	31
	Cranswick plc	917	31
	Safestore Holdings plc	3,724	30
	Paragon Banking Group plc	5,679	30
	Bovis Homes Group plc	2,388	30
	Bodycote plc	3,408	30
	Centamin plc	16,724	29
	Rhi Magnesita NV	546	29
	Capital & Counties Properties plc	11,716	29
	Rathbone Brothers plc	1,068	29
2	Countryside Properties plc	7,827	29
	Games Workshop Group plc	535	29
	Ashmore Group plc	5,163	28
*,2	Wizz Air Holdings plc	632	28
	St. Modwen Properties plc	5,519	27
	Synthomer plc	7,267	27
	Brewin Dolphin Holdings plc	7,324	27
2	Sophos Group plc	5,647	26
	Redrow plc	3,916	26
	Domino’s Pizza Group plc	8,858	26
	Softcat plc	2,041	26
	Vesuvius plc	4,493	26
	Dixons Carphone plc	19,305	25
	Coats Group plc	28,249	25
	Pets at Home Group plc	8,785	25
	Mediclinic International plc	5,961	25
	Renishaw plc	553	24
2	Avast plc	5,155	24
	Marshalls plc	2,809	24
	Daily Mail & General Trust plc	2,395	24
	Workspace Group plc	2,234	23
2	Ibstock plc	8,512	22
	Hill & Smith Holdings plc	1,559	22
	Fresnillo plc	2,428	22
	Petrofac Ltd.	4,258	22
	OneSavings Bank plc	5,529	22
	AG Barr plc	2,978	22
	Computacenter plc	1,309	21
	Greencore Group plc	8,217	21
	Polypipe Group plc	4,577	21
	Go-Ahead Group plc	813	21
	Drax Group plc	6,144	20
	Provident Financial plc	4,090	20
	Crest Nicholson Holdings plc	4,638	20
	Plus500 Ltd.	2,245	19
	Dunelm Group plc	1,737	19
	SIG plc	11,882	18
	Elementis plc	9,763	18
	Galliford Try plc	2,290	16
2	Hastings Group Holdings plc	7,203	16
	Sanne Group plc	2,498	16
	Telecom Plus plc	1,118	16
	IntegraFin Holdings plc	3,144	15
	Hochschild Mining plc	5,483	15
	Stagecoach Group plc	9,115	14
	Bank of Georgia Group plc	771	13
	Northgate plc	3,149	12
	NewRiver REIT plc	5,722	11
	Ferrexpo plc	4,560	11
	Saga plc	22,318	11
*	Just Group plc	19,181	10
	TBC Bank Group plc	651	10
^	Kier Group plc	6,419	9
	Stobart Group Ltd.	6,172	9
*,^	Sirius Minerals plc	71,585	9
*	Metro Bank plc	2,707	9
*,2	Aston Martin Lagonda Global Holdings plc	1,484	9
2	Charter Court Financial Services Group plc	2,605	8
	Restaurant Group plc	4,315	8
2	McCarthy & Stone plc	4,086	7
	Redefine International plc	5,397	7
*	Bank of Cyprus Holdings plc	3,541	6
*	Acacia Mining plc	1,877	6
	Keller Group plc	717	6
	TalkTalk Telecom Group plc	4,266	5
	Mitie Group plc	2,929	5
	ITE Group plc	5,794	5
2	Equiniti Group plc	2,016	5
	Card Factory plc	2,673	5
*	Vectura Group plc	5,191	5
	AA plc	6,577	4
	Chesnara plc	1,287	4
2	Spire Healthcare Group plc	2,910	4
	Halfords Group plc	1,656	4
	Superdry plc	736	4
*,2	Funding Circle Holdings plc	2,197	3
	Dignity plc	520	3
	International Personal Finance plc	2,012	2
*	AO World plc	1,847	2
			35,273
Total Common Stocks (Cost $420,064)			416,777

50

ESG International Stock ETF

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Convertible Bonds (0.0%)
§	Britannia Industries Ltd. (Cost $0)	8.000%	8/28/22	21	—

				Shares
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.7%)
3,4	Vanguard Market Liquidity Fund, 2.249%			28,248	2,825

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill, 2.048%, 11/21/19			100	100
Total Temporary Cash Investments (Cost $2,925)					2,925
Total Investments (100.3%) (Cost $422,989)					419,702

					Amount
					($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard					18
Receivables for Accrued Income					1,010
Variation Margin Receivable—Futures Contracts					12
Other Assets[6]					844
Total Other Assets					1,884
Liabilities
Payables for Investment Securities Purchased					(3)
Collateral for Securities on Loan					(2,822)
Payables to Vanguard					(30)
Collateral for ETF Capital Activity					(317)
Total Liabilities					(3,172)
Net Assets (100%)
Applicable to 8,700,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)					418,414
Net Asset Value Per Share					$48.09

51

ESG International Stock ETF

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	421,388
Total Distributable Earnings (Loss)	(2,974)
Net Assets	418,414

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,475,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $6,442,000, representing 1.5% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $2,822,000 of collateral received for securities on loan.
5	Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
6	Cash of $317,000 has been segregated as collateral for ETF capital activity.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
MSCI Emerging Market Index	September 2019	29		1,427	12

See accompanying Notes, which are an integral part of the Financial Statements.

52

ESG International Stock ETF

Statement of Operations

September 18, 2018[1] to
August 31, 2019
($000)
Investment Income
Income
Dividends[2]	6,045
Interest[3]	47
Security Lending	21
Total Income	6,113
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative	174
Marketing and Distribution	9
Custodian Fees	68
Auditing Fees	17
Shareholders’ Reports	4
Trustees’ Fees and Expenses	—
Total Expenses	295
Expenses Paid Indirectly	(29)
Net Expenses	266
Net Investment Income	5,847
Realized Net Gain (Loss)
Investment Securities Sold[3]	(1,764)
Futures Contracts	52
Forward Currency Contracts	180
Foreign Currencies	(298)
Realized Net Gain (Loss)	(1,830)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(3,287)
Futures Contracts	12
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	(3,271)
Net Increase (Decrease) in Net Assets Resulting from Operations	746

1   Inception.

2   Dividends are net of foreign withholding taxes of $720,000.

3   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $44,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

53

ESG International Stock ETF

Statement of Changes in Net Assets

September 18, 2018[1] to
August 31, 2019
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,847
Realized Net Gain (Loss)	(1,830)
Change in Unrealized Appreciation (Depreciation)	(3,271)
Net Increase (Decrease) in Net Assets Resulting from Operations	746
Distributions
Net Investment Income	(3,720)
Realized Capital Gain	—
Total Distributions	(3,720)
Capital Share Transactions
Issued	421,388
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	421,388
Total Increase (Decrease)	418,414
Net Assets
Beginning of Period	—
End of Period	418,414
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

54

ESG International Stock ETF

Financial Highlights

September 18, 2018[1] to
For a Share Outstanding Throughout the Period	August 31, 2019
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income[2]	1.529
Net Realized and Unrealized Gain (Loss) on Investments	(2.714)
Total from Investment Operations	(1.185)
Distributions
Dividends from Net Investment Income	(.725)
Distributions from Realized Capital Gains	—
Total Distributions	(.725)
Net Asset Value, End of Period	$48.09

Total Return	-2.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$418
Ratio of Total Expenses to Average Net Assets	0.17%[3,4]
Ratio of Net Investment Income to Average Net Assets	3.30%[3]
Portfolio Turnover Rate	22%

1   Inception.

2   Calculated based on average shares outstanding.

3   Annualized.

4   The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.

See accompanying Notes, which are an integral part of the Financial Statements.

55

ESG International Stock ETF

Notes to Financial Statements

Vanguard ESG International Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

56

ESG International Stock ETF

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the period ended August 31, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at August 31, 2019.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2019, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its

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ESG International Stock ETF

counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement of Net Assets. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and

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ESG International Stock ETF

rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $18,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $29,000 (an annual rate of 0.02% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	45,272	58	—
Common Stocks—Other	8,668	362,756	23
Convertible Bonds	—	—	—
Temporary Cash Investments	2,825	100	—
Futures Contracts—Assets[1]	12	—	—
Total	56,777	362,914	23

1   Represents variation margin on the last day of the reporting period.

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ESG International Stock ETF

E.   At August 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	12	—	12
Unrealized Appreciation—Forwards Contracts	—	—	—
Total Assets	12	—	12

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended August 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	52	—	52
Forward Currency Contracts	—	180	180
Realized Net Gain (Loss) on Derivatives	52	180	232

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	12	—	12
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	12	—	12

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, the realization of unrealized gains or losses

60

ESG International Stock ETF

on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,338
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,572)
Net Unrealized Gains (Losses)	(3,740)

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	423,445
Gross Unrealized Appreciation	21,617
Gross Unrealized Depreciation	(25,360)
Net Unrealized Appreciation (Depreciation)	(3,743)

G.   During the period ended August 31, 2019, the fund purchased $462,612,000 of investment securities and sold $40,787,000 of investment securities, other than temporary cash investments. Purchases and sales include $229,022,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H.   Capital shares issued and redeemed were:

September 18, 2018[1] to
August 31, 2019
Shares
(000)
Issued	8,700
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	8,700

1 Inception.

At August 31, 2019, one shareholder was the record or beneficial owner of 50% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

I.    Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG International Stock ETF

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard ESG International Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 18, 2018 (inception) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 24, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

62

Special 2019 tax information (unaudited) for Vanguard ESG International Stock ETF

This information for the period ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,778,000 of qualified dividend income to shareholders during the period.

The fund designates to shareholders foreign source income of $6,769,000 and foreign taxes paid of $586,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

63

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard ESG International Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that, while the fund had not yet been in existence for a full fiscal year, the fund’s estimated expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses were also well below the peer-group average.

64

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

66

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q43940 102019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2019: $685,000
Fiscal Year Ended August 31, 2018: $638,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2019: $9,568,215
Fiscal Year Ended August 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2019: $3,012,031
Fiscal Year Ended August 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended August 31, 2019: $357,238
Fiscal Year Ended August 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended August 31, 2019: $0
Fiscal Year Ended August 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2019: $357,238
Fiscal Year Ended August 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  October 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  October 21, 2019

VANGUARD WORLD FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: October 21, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.